Exhibit 2.1

CONTRIBUTION AND EXCHANGE AGREEMENT

by and among

DORCHESTER MINERALS, L.P.,

H. HUFFMAN & CO., A LIMITED PARTNERSHIP,

THE BUFFALO CO., A LIMITED PARTNERSHIP,

HUFFMAN OIL CO., L.L.C.

and

THE CONTRIBUTORS SET FORTH ON THE SIGNATURE PAGES HERETO

March 29, 2019

4.6	Absence of Undisclosed Liabilities	14
4.7	Absence of Certain Changes	14
4.8	Compliance with Laws	15
4.9	Legal Proceedings	15
4.10	Permits	15
4.11	Financial Statements	15
4.12	Environmental Matters	16
4.13	Employment Matters	16
4.14	Employee Benefit Matters	18
4.15	Tax Matters	19
4.16	Commitments	20
4.17	No Alienation	20
4.18	Basic Documents	20
4.19	Material Contracts	20
4.20	Area of Mutual Interest and Other Agreements; Tax Partnerships	21
4.21	Commitments, Abandonments or Proposals	21
4.22	Production Sales Contracts	22
4.23	Payment of Expenses	22
4.24	Preferential Rights and Consents to Assign	22
4.25	No Participating Minerals	22
4.26	Make-Up Rights	22
4.27	Imbalances	22
4.28	Insurance	22
4.29	Intellectual Property	23
4.30	Brokerage Fees	23
4.31	Records	23

ARTICLE 5 CONDUCT OF THE ACQUIRED ENTITIES PENDING CLOSING; CERTAIN ACTIONS RELATING TO CLOSING		23

5.1	Conduct and Preservation of the Business of the Acquired Entities	23
5.2	Restrictions on Certain Actions of the Contributors	23

ARTICLE 6 ADDITIONAL AGREEMENTS		24

6.1	Access to Information	24
6.2	Notification of Certain Matters	26
6.3	Reasonable Best Efforts	26
6.4	Public Announcements	26
6.5	Amendment of Schedules	26
6.6	Fees and Expenses	27
6.7	Tax Disclosure	27
6.8	Post-Closing Assurances and Access to Records	27
6.9	NASDAQ Listing	27
6.10	Employee Benefit Matters	27
6.11	Employment Matters	28
6.12	Assistance with Form 8-K Reporting Obligations	28
6.13	Retention of Funds	29
6.14	Insurance	29

6.15	Lease Termination	29

ARTICLE 7 CONDITIONS		30

7.1	Conditions to Obligations of the Parties	30
7.2	Conditions to Obligation of the Contributors	30
7.3	Conditions to Obligation of the Partnership	31

ARTICLE 8 PRODUCTION, PROCEEDS, EXPENSES AND TAX MATTERS		33

8.1	Division of Ownership	33
8.2	Division of Expenses	33
8.3	Taxes	33

ARTICLE 9 TERMINATION, AMENDMENT AND WAIVER		36

9.1	Termination	36
9.2	Effect of Termination	37
9.3	Amendment	37
9.4	Waiver	37

ARTICLE 10 INDEMNIFICATION		38

10.1	Survival of Representations, Warranties, Covenants and Agreements	38
10.2	Indemnification	38
10.3	Indemnification Procedures	41
10.4	Other Indemnification Matters	42

ARTICLE 11 MISCELLANEOUS		42

11.1	Notices	42
11.2	Contributors’ Representative	43
11.3	Entire Agreement	45
11.4	Binding Effect; Assignment; Third Party Benefit	45
11.5	Severability	45
11.6	Governing Law; Consent to Jurisdiction	45
11.7	Descriptive Headings	46
11.8	Gender	46
11.9	References	46
11.10	Counterparts	46
11.11	Injunctive Relief	47
11.12	Amendment	47
11.13	Waiver	47

ARTICLE 12 DEFINITIONS		47

12.1	Certain Defined Terms	47
12.2	Certain Additional Defined Terms	56

INDEX TO EXHIBITS AND SCHEDULES

Exhibits

Exhibit A	Subject Interests
Exhibit B	HHC Working Interests
Exhibit C	Subject Partnership Common Unit Allocation
Exhibit D-1	Form of Assignment of Acquired HHC GP Interests
Exhibit D-2	Form of Assignment of Acquired HHC LP Interests
Exhibit D-3	Form of Assignment of Acquired TBC GP Interests
Exhibit D-4	Form of Assignment of Acquired TBC LP Interests
Exhibit E	Excluded Assets
Exhibit F	Form of Assignment and Assumption of Excluded Assets
Exhibit G	Minerals and Royalties
Exhibit H	Form of HHC Conveyance
Exhibit I	Calculation of Contributed Cash
Exhibit J	Form of TBC Conveyance
Exhibit K	Form of NPI Conveyance

Schedules

Schedule 2.6	Governmental Approvals
Schedule 2.8	Absence of Undisclosed Liabilities
Schedule 3.7	Non-Accredited Investors
Schedule 4.5(b)	Subsidiaries
Schedule 4.7	Absence of Certain Changes
Schedule 4.9	Legal Proceedings
Schedule 4.11(a)	Financial Statements
Schedule 4.11(c)	Indebtedness of each Acquired Entity
Schedule 4.12	Environmental Matters
Schedule 4.13(a)	Employment Matters
Schedule 4.13(i)	Employment-Related Liabilities for Employees
Schedule 4.13(n)	Employment Agreements
Schedule 4.14(a)	Benefit Plans
Schedule 4.14(d)	Nonqualified Deferred Compensation Liabilities
Schedule 4.15	Tax Basis Schedule
Schedule 4.16	Commitments
Schedule 4.17	No Alienation
Schedule 4.19(a)	Material Contracts Related to the Active Prospects
Schedule 4.20	Area of Mutual Interest and Other Agreements; Tax Partnerships
Schedule 4.21	Commitments, Abandonments or Proposals
Schedule 4.22	Production Sales Contracts
Schedule 4.24	Preferential Rights and Consents to Assign
Schedule 4.25	No Participating Minerals
Schedule 4.26	Make-Up Rights
Schedule 4.27	Imbalances
Schedule 4.28	Insurance

Schedule 4.29	Intellectual Property
Schedule 5.2	Restrictions on Certain Actions of the Contributors
Schedule 7.3(i)	Due Diligence Matters
Schedule 12.1	Active Prospects

CONTRIBUTION AND EXCHANGE AGREEMENT

THIS CONTRIBUTION AND EXCHANGE AGREEMENT (“Agreement”) is executed as of March 29, 2019 by and among Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership (“HHC”), The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership (“TBC” and together with HHC, the “Acquired Entities”), Huffman Oil Co., L.L.C., an Oklahoma limited liability company (“HOC”), and the persons set forth on the signature pages hereto as “Contributors” (collectively, the “Contributors” and individually, a “Contributor”).

W I T N E S S E T H:

WHEREAS, each Contributor owns the issued and outstanding partnership interests in HHC set forth opposite such Contributor’s name on Exhibit A hereto (such limited partner interests collectively, the “Acquired HHC LP Interests”; and such general partner interest, the “Acquired HHC GP Interest”; the Acquired HHC LP Interests and the Acquired HHC GP Interest, collectively, the “Acquired HHC Interests”), which constitute all of the issued and outstanding partnership interests in HHC;

WHEREAS, each Contributor owns the issued and outstanding partnership interests in TBC set forth opposite such Contributor’s name on Exhibit A hereto (such limited partner interests collectively, the “Acquired TBC LP Interests”) and such general partner interests (the “Acquired TBC GP Interests” and collectively with the Acquired TBC LP Interests, the “Acquired TBC Interests”; the Acquired HHC Interests and the Acquired TBC Interests, collectively, the “Acquired Subject Interests”), which constitute all of the issued and outstanding partnership interests in TBC;

WHEREAS, HHC owns certain working interests in various oil and gas properties that are described more fully on Exhibit B attached hereto (the “HHC Working Interests”);

WHEREAS, the parties hereto desire for:

(a)	HHC to contribute and convey to the Partnership (i) a 96.97% net profits interest in the HHC Working Interests and (ii) all of the minerals and royalty interests held by HHC, in each case, free and clear of any and all Encumbrances, in exchange for the number of common units representing limited partner interests in the Partnership (“Partnership Common Units” and such Partnership Common Units, collectively, the “HHC Partnership Common Units“) set forth opposite HHC on Exhibit C hereto (the “Subject Partnership Common Unit Allocation”), which for the sake of administrative convenience shall be issued to the Contributors owning the Acquired HHC Interests in the amounts set forth opposite such Contributors’ names on the Subject Partnership Common Unit Allocation, but shall be deemed to have been issued to HHC and further distributed in-kind and pro rata to such Contributors;

(b)	the Contributors holding the Acquired TBC Interests to contribute (i) the TBC GP Interests to DMLPTBC GP LLC, a Delaware limited liability company, and (ii) the Acquired TBC LP Interests to the Partnership, in exchange for the number of Partnership Common Units (the “TBC Partnership Common Units” and collectively with the HHC Partnership Common Units, the “Subject Partnership Common Units”) set forth opposite such Contributors’ names on the Subject Partnership Common Unit Allocation; and

(c)	the Contributors holding the Acquired HHC Interests to contribute (i) the Acquired HHC GP Interests to DMOHHC GP LLC, a Delaware limited liability company, and (ii) the Acquired HHC LP Interests to Dorchester Minerals Operating LP, a Delaware limited partnership (“DMOLP”), in consideration of the foregoing transactions (the transactions described in subsections (a), (b) and (c), the “Contribution and Exchange”).

WHEREAS, for federal income tax purposes, the parties intend (i) for HHC’s contribution of assets to the Partnership, and the Contributors’ subsequent related contribution of the Acquired HHC Interests to DMOLP and its affiliates, in exchange for the HHC Partnership Common Units to qualify as a tax-free exchange under Section 721(a) of the Code and (ii) for the contribution of the Acquired TBC LP Interests to the Partnership and its affiliates in exchange for the TBC Partnership Common Units to qualify as a tax-free “assets-over” merger of TBC into the Partnership with the Partnership surviving as the continuing partnership as more specifically provided herein; and

WHEREAS, it is the desire of the parties hereto to set forth the specific terms and conditions of the foregoing.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE 1

CLOSING; CONTRIBUTION

1.1 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Thompson & Knight LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, Texas 75201, at 9:00 a.m., local time, on March 29, 2019, provided that within two Business Days immediately prior thereto all conditions to the Closing set forth in ARTICLE 7 have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), or at such other time or place or on such other date as the parties hereto shall agree (the “Closing Date”).

1.2 Contribution and Exchange. At the Closing and effective as of 12:00 a.m. local time on the Reference Date, and on the terms and subject to the conditions set forth in this Agreement, the parties will effect the Contribution and Exchange, with such Acquired Subject Interests, Subject Partnership Common Units and Contributed Cash being transferred free and clear of any and all Encumbrances.

1.3 Consideration for the Contribution and Exchange. The aggregate consideration paid to the Contributors for the consummation of the Contribution and Exchange shall be the Subject Partnership Common Units. Prior to the Closing, the Partnership shall designate American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) for the purpose of issuing and delivering to the Contributors the Acquired Subject Interests allocated as set forth herein. Promptly after the Closing, the Partnership will send, or will cause the Exchange Agent to send, to each of the Contributors (a) an account statement evidencing such Contributor’s book entry ownership of the number of whole Subject Partnership Common Units that each Contributor has a right to receive pursuant to this Section 1.3 and (b) a Transfer Application for use in admission of each of the Contributors as a limited partner in the Partnership. Each Contributor, upon delivery to the Partnership of a properly completed Transfer Application, will be admitted into the Partnership as a limited partner in accordance with the Partnership Agreement. Prior to such time, each such party shall have the rights of an “Assignee” under the Partnership Agreement.

1.4 Assignments of Acquired Subject Interests. In order to effectuate the transfer of the Acquired Subject Interests contemplated by Section 1.2, at the Closing, the Contributors and the Partnership shall execute and deliver, or cause to be executed and delivered, dated as of the Closing Date, the assignments of the Acquired HHC GP Interest, the Acquired HHC LP Interests, the Acquired TBC GP Interest and the Acquired TBC LP Interests substantially in the forms attached hereto as Exhibit D-1, Exhibit D-2, Exhibit D-3 and Exhibit D-4, respectively (collectively, the “Assignments”).

1.5 Excluded Assets . Each of the Acquired Entities shall, at the Closing, execute and deliver, or cause to be executed and delivered an assignment and assumption agreement with respect to the Excluded Assets in the form attached as Exhibit F hereto (“Assignment and Assumption of Excluded Assets”). “Excluded Assets” shall mean (a) subject to the Acquired Entities’ obligation to pay to the Partnership the Contributed Cash, all of the cash and cash equivalents of the Acquired Entities, and (b) all of the assets set forth on Exhibit E.

1.6 Indebtedness and Transaction Costs. As of the Closing, the Contributors’ Representative shall provide evidence that each of the Acquired Entities have paid, or have caused to be paid, all Indebtedness of the Acquired Entities existing as of the Closing Date and Transaction Costs.

1.7 Contributed Cash. No less than two Business Days prior to the Closing, the Contributors’ Representative shall prepare and deliver, or cause to be prepared and delivered, to the Partnership, showing reasonable detail (and supported by third party documentation provided to the Partnership), using and based upon the best information available to the Contributors’ Representative, a preliminary statement estimating the Contributed Cash as of the Closing in the form and using the calculations and methodologies set forth on Exhibit I (such preliminary statement as agreed to by the Partnership, the “Preliminary Statement”; the amount of the estimated Contributed Cash, the “Estimated Contributed Cash”). The Preliminary Statement shall be prepared, calculated and determined in accordance with GAAP as in effect at such date, except where there is an inconsistency between GAAP and this Agreement, in which case this Agreement shall be controlling, and in accordance with the policies, practices and methods set forth on Exhibit I. The Contributors shall contribute, or cause the Acquired Entities to contribute, to the Partnership at the Closing the Estimated Contributed Cash as set forth in the Preliminary Statement, to an account specified by the Partnership.

1.8 Post-Closing Contributed Cash Adjustment.

(a) As soon as reasonably practicable after the Closing, but not later than sixty (60) days after the Closing, the Partnership shall prepare and deliver, or cause to be prepared and delivered, to the Contributors’ Representative a statement setting forth the Contributed Cash as of the Closing based upon the accounting books and records of the Acquired Entities and in the form and using the calculations and methodologies set forth on Exhibit I (the “Post-Closing Statement”). The Post-Closing Statement shall be prepared, calculated and determined in accordance with GAAP as in effect at such date, except where there is an inconsistency between GAAP and this Agreement, in which case this Agreement shall be controlling, and in accordance with the policies, practices and methods set forth on Exhibit I.

(b) If the Contributors’ Representative disagrees with the Partnership’s preparation of, or any of the items set forth in the Post-Closing Statement delivered pursuant to Section 1.8(a), the Contributors’ Representative may within thirty (30) days after the Contributors’ Representative’s commercially reasonable receipt of the Post-Closing Statement, deliver a written notice to the Partnership (a “Notice of Disagreement”) disagreeing with the Post-Closing Statement and setting forth those items or amounts as to which the Contributors’ Representative disagrees. If the Contributors’ Representative fails to deliver a Notice of Disagreement within such 30 day period, the Post-Closing Statement delivered pursuant to Section 1.8(a) shall be final, conclusive and binding on the Partnership and the Contributors.

(c) If a Notice of Disagreement is duly delivered pursuant to Section 1.8(b), the Partnership and the Contributors’ Representative shall, during the forty-five (45) days following such delivery, use their commercially reasonable efforts to reach agreement on the disputed items. If during such period, the Contributors’ Representative and the Partnership are unable to reach such agreement, upon a request by either the Contributors’ Representative or the Partnership, the Contributors’ Representative and the Partnership shall engage an independent accounting firm of recognized national standing in the United States as may be mutually selected by the Partnership and the Contributors’ Representative) (the “Independent Firm”), as an expert and not an arbitrator, to review this Agreement and the disputed items.

(d) The Independent Firm shall (x) make its determination based solely on the provisions of this Agreement, and written presentations by the Partnership and the Contributors’ Representative, and not on an independent review, whether and to what extent (if any) the calculations set forth in the Post-Closing Statement require adjustment, (y) consider only those items or amounts in the Post-Closing Statement as to which the Contributors’ Representative has disagreed as set forth in the Notice of Disagreement and disagreements based on mathematical errors or either party’s failure to follow GAAP and Exhibit I in its calculation of the Contributed Cash. The Independent Firm shall deliver to the Partnership and the Contributors’ Representative, as promptly as practicable (but in any case no later than sixty (60) days from the date of engagement of the Independent Firm), a written report setting forth a calculation the Contributed Cash. Such report shall be final and binding upon all Parties. The fees and expenses of the Independent Firm shall be paid one-half by the Contributors, on the one hand, and one-half by the Partnership, on the other hand.

(e) If the Contributed Cash, as finally agreed by the Contributors’ Representative and the Partnership or determined in accordance with Section 1.8(b) or Section 1.8(d), as applicable (the “Final Contributed Cash”), is higher than the Estimated Contributed Cash, then the Contributors’ Representative shall pay, or cause to be paid, to the Partnership to the Partnership’s designated account, in readily available funds, the amount by which the Final Contributed Cash exceeds the Estimated Contributed Cash. If the Final Contributed Cash is less than the Estimated Contributed Cash, then the Partnership shall pay to the Contributors’ Representative to the Contributors’ Representative designated account, on behalf of the Contributors, in readily available funds, the amount by which the Estimated Contributed Cash exceeds the Final Contributed Cash.

1.9 Tax Treatment. The Contributors and the Partnership agree that the transactions contemplated by this Agreement shall be treated for all U.S. federal income and applicable state and local income Tax purposes as follows: (a) HHC’s contribution of assets to the Partnership, and the Contributors’ subsequent related contribution of the Acquired HHC Interests to DMOLP and its affiliates, in exchange for the HHC Partnership Common Units issued directly to the Contributors, shall be treated as a tax-free exchange under Section 721(a) of the Code and (b) the Contributors’ contribution of the Acquired TBC LP Interests to the Partnership and its affiliates, in exchange for the TBC Partnership Common Units issued directly to the Contributors, shall be treated as an “assets-over” partnership merger transaction under Treasury Regulation Sections 1.708-1(c)(1) and 1.708-1(c)(3)(i), whereby the Partnership shall be the resulting partnership and TBC will be the terminating partnership ((a) and (b) above herein the “Tax Treatment“). The taxable years of the Acquired Entities shall be closed as of the Closing Date and the Acquired Entities each shall file a final IRS Form 1065 for the taxable period ending on the Closing Date. The parties hereto agree to file all Tax Returns in a manner consistent with the Tax Treatment, and no party hereto shall take, or shall permit any Affiliate to take, any position inconsistent with such Tax Treatment on any Tax Return or otherwise, unless required to do so by applicable law or a “determination“ within the meaning of Code Section 1313(a)(1).

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

Except as set forth in the section and subsection of the Disclosure Schedules corresponding to the section and subsection of a given representation and warranty and subject to the matters disclosed in the SEC Filings, as of the date hereof and as of the Closing Date, the Partnership represents and warrants to the Contributors that:

2.1 Organization and Existence. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The Partnership has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its business as presently conducted. The Partnership is duly qualified and in good standing to do business as a foreign limited partnership in each jurisdiction in which the conduct or nature of its business or the ownership, leasing, holding or operating of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on the Partnership.

2.2 Governing Documents. The Partnership Agreement has been duly authorized, executed and delivered by the Partnership and is, and will be, a valid and legally binding agreement of, enforceable against the Partnership in accordance with its terms; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3 Capitalization of the Partnership.

(a) All of the outstanding Partnership Common Units have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid and nonassessable. Dorchester Minerals Management LP, a Delaware limited partnership (the “Partnership GP”), is the sole general partner of the Partnership. On the date hereof, the issued and outstanding common units representing limited partner interests of the Partnership consist of 32,279,744 Partnership Common Units.

(b) The Subject Partnership Common Units (and the limited partner interests represented thereby), will be duly authorized in accordance with the Partnership Agreement, and, when issued and delivered to the Contributors in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable and will be issued free and clear of any lien, claim or Encumbrance.

(c) Except for the Subject Partnership Common Units or as described in the Partnership Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any interests in the Partnership pursuant to the Partnership Agreement or any other agreement or instrument to which the Partnership is a party or by which it may be bound. Neither the offering nor the sale of the Subject Partnership Common Units, as contemplated by this Agreement, gives rise to any rights for or relating to the registration of any Partnership Common Units or other securities of the Partnership. Except for the Subject Partnership Common Units that the Contributors will receive pursuant to this Agreement subject to the terms of this Agreement or as described in the Partnership Agreement, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, Partnership Common Units or other securities of the Partnership are outstanding.

(d) The Subject Partnership Common Units when issued and delivered against payment therefor as provided herein, will conform in all material respects to the description thereof contained in the Partnership Agreement. The Partnership has all requisite power and authority to issue, sell and deliver the Subject Partnership Common Units in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement. As of the Closing Date, all partnership action for the authorization, issuance, sale and delivery of the Subject Partnership Common Units shall have been validly taken, and no other authorization by any of such parties is (or will be) required therefor.

2.4 Authority Relative to this Agreement. The Partnership has full partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Partnership of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by the Partnership GP, and no other partnership proceedings on the part of the Partnership are necessary to authorize the execution, delivery and performance by the Partnership of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Partnership and constitutes, and each other agreement, instrument or document executed or to be executed by the Partnership in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by the Partnership and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Partnership enforceable against the Partnership in accordance with their respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

2.5 Noncontravention. The execution, delivery and performance by the Partnership of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (a) conflict with or result in a violation of any provision of the Partnership Agreement or the certificate of limited partnership of the Partnership, (b) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which the Partnership is a party or by which the Partnership or any of its properties may be bound, (c) result in the creation or imposition of any Encumbrance upon the properties of the Partnership or (d) assuming compliance with the matters referred to in Section 2.6, violate any Applicable Law binding upon the Partnership, except, in the case of clauses (b), (c) and (d) of this Section 2.5, for any such conflicts, violations, defaults, terminations, cancellations, accelerations or Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on the Partnership or the properties of the Partnership.

2.6 Governmental Approvals. No consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by the Partnership in connection with the execution, delivery or performance by the Partnership of this Agreement or the consummation by it of the transactions contemplated hereby, other than (a) compliance with any applicable state securities or takeover laws, (b) as set forth on Schedule 2.6, (c) filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby, and (d) such consents, approvals, orders or authorizations which, if not obtained, and such declarations, filings or registrations which, if not made, would not, individually or in the aggregate, have a Material Adverse Effect on the Partnership or the properties of the Partnership.

2.7 Partnership Financial Statements. Filed with the SEC Filings are copies of the Partnership’s audited consolidated balance sheet as of December 31, 2018 (the “Partnership Latest Balance Sheet”), and the related audited consolidated statements of income, partnership capital and cash flows for the year then ended, and the notes and schedules thereto, together with the report thereon of Grant Thornton LLP, independent certified public accountants (the “Partnership Financial Statements“). The Partnership Financial Statements (a) have been prepared from the books and records of the Partnership in conformity with generally accepted accounting principles applied on a basis consistent with preceding years throughout the periods involved, and (b) accurately and fairly present the Partnership’s consolidated financial position as of the respective dates thereof and its consolidated results of operations and cash flows for the periods then ended.

2.8 Absence of Undisclosed Liabilities. To the Knowledge of the Partnership, as of the date of this Agreement, the Partnership has no liability or obligation with respect to the property held by the Partnership (whether accrued, absolute, contingent, unliquidated or otherwise), except (a) liabilities reflected on the Partnership Latest Balance Sheet, (b) liabilities described in the notes accompanying the Partnership Financial Statements, (c) liabilities which have arisen since the date of the Partnership Latest Balance Sheet in the ordinary course of business (none of which is a material liability for breach of contract, tort or infringement), (d) liabilities arising under executory provisions of contracts entered into in the ordinary course of business (none of which is a material liability for breach of contract), (e) liabilities disclosed on Schedule 2.8, (f) liabilities resulting from a change in an accounting standard applicable to the Partnership and (g) other liabilities which, in the aggregate, are not material to the Partnership.

2.9 Absence of Certain Changes. Since the date of the Partnership Financial Statements, (a) to the Knowledge of the Partnership there has not been any Material Adverse Effect on the Partnership or any event or condition that might reasonably be expected to result in any Material Adverse Effect on the Partnership, (b) the business of the Partnership has been conducted only in its ordinary course of business, (c) the Partnership has not incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business, (d) the Partnership has not suffered any material loss, damage, destruction or other casualty to any of its assets (whether or not covered by insurance), and (e) the Partnership has not authorized, declared, made, or paid any dividend or other distribution of any kind since January 1, 2019, other than the distribution paid on February 7, 2019 to common unitholders of record as of January 28, 2019.

2.10 Compliance With Laws. To the Knowledge of the Partnership, the Partnership has complied in all respects with all Applicable Laws, except for noncompliance with such Applicable Laws which, individually or in the aggregate, do not and will not have a Material Adverse Effect on the Partnership. The Partnership has not received any written notice from any Governmental Entity, which has not been dismissed or otherwise disposed of, that the Partnership has not so complied. The Partnership has not been charged or, to the Knowledge of the Partnership, threatened with, or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of the Partnership, other than violations which, individually or in the aggregate, do not and in the reasonable judgment of the Partnership will not have a Material Adverse Effect on the Partnership.

2.11 Brokerage Fees. Other than Anderson King Energy Consultants, LLC, the Partnership has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

2.12 Listing. The outstanding Common Units are listed for trading on the NASDAQ Global Select Market.

2.13 SEC Filings. Since January 1, 2017, the Partnership has filed with the Securities and Exchange Commission (the “SEC”) all forms, reports, schedules, statements, and other documents required to be filed by it under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and all other federal securities laws. All forms, reports, schedules, statements, and other documents (including all amendments thereto) filed by the Partnership with the SEC since such date are herein collectively referred to as the “SEC Filings.” The Partnership has delivered or made available to the Contributors accurate and complete copies of all the SEC Filings in the form filed by the Partnership with the Securities and Exchange Commission. The SEC Filings, at the time filed, complied in all material respects with all applicable requirements of federal securities laws. To the Knowledge of the Partnership, none of the SEC Filings, including, without limitation, any financial statements or schedules included therein, at the time filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. All material contracts of the Partnership have been included in the SEC Filings, except for those contracts not required to be filed pursuant to the rules and regulations of the SEC. The Partnership shall deliver or make available to the Contributors as soon as they become available accurate and complete copies of all forms, reports, and other documents furnished by it to its limited partners generally or filed by it with the SEC subsequent to the date hereof and prior to the Closing Date.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES
OF THE CONTRIBUTORS

Except as set forth in the section and subsection of the Disclosure Schedules corresponding to the section and subsection of a given representation and warranty, as of the date hereof and as of the Closing Date, the Contributors hereby severally represent and warrant to the Partnership as follows:

3.1 Organization and Existence. Such Contributor (if the Contributor is a natural person or is acting in such person’s capacity as trustee of a trust) has the requisite capacity required to enter into this Agreement and consummate the transactions contemplated hereby. Such Contributor (if the Contributor is not a natural Person or a trustee acting in its capacity as trustee of a trust) is duly organized, validly existing and in good standing under the laws of the state of its formation or incorporation, as applicable, and has all requisite power or authority to conduct its business as authorized. Such Contributor has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its businesses as presently conducted. Such Contributor is duly qualified and in good standing to do business in each jurisdiction in which the conduct or nature of its businesses or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on such Contributor, the Acquired Subject Interests or the Business.

3.2 Authority Relative to this Agreement; Ownership of Acquired Subject Interests.

(a) Such Contributor has full power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by such Contributor of this Agreement and the other Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action, and no other proceedings are necessary to authorize the execution, delivery and performance by such Contributor, as applicable, of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby. This Agreement and each of the other Transaction Documents to which it is a party has been duly executed and delivered by such Contributor and constitutes, or when executed will be, duly executed and delivered by such Contributor, as applicable, and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of such Contributor enforceable against such Contributor in accordance with its respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

(b) Such Contributor is the record and beneficial owner and holder of, and has good title to, the Acquired Subject Interests set forth opposite such Contributor’s name on Exhibit A, free and clear of any Encumbrances.

3.3 Noncontravention. The execution, delivery and performance by such Contributor of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in a violation of any provision of the governing instruments of such Contributor, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which such Contributor is a party or by which such Contributor may be bound, (iii) result in the creation or imposition of any Encumbrance upon the Acquired Subject Interests or (iv) assuming compliance with the matters referred to in Section 3.4, violate any Applicable Law binding upon such Contributor.

3.4 Governmental Approvals. No consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by such Contributor in connection with the execution, delivery or performance by such Contributor of this Agreement or the other Transaction Documents to which it is a party or the consummation by it of the transactions contemplated hereby or thereby.

3.5 Legal Proceedings. There is no Proceeding pending or, to the Knowledge of such Contributor, threatened against such Contributor seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby or which could reasonably be expected to affect such Contributor’s ability to consummate the transactions contemplated hereby.

3.6 Brokerage Fees. Other than TenOaks Energy Advisors, LLC, such Contributor has not retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement, the other Transaction Documents or any transaction contemplated hereby or thereby.

3.7 Investment Intent. Unless such Contributor’s name is set forth on Schedule 3.7, such Contributor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

(a) Such Contributor is acquiring its allocation of the Subject Partnership Common Units for its own account for investment and not with a view to, or for sale or other disposition in connection with, any public distribution of all or any part thereof.

(b) Such Contributor has carefully reviewed this Agreement, the SEC Filings, the Partnership Agreement and other documentation relating to the Partnership and has had such opportunity as deemed necessary by each Contributor and its advisors and affiliates to ask questions of the Partnership and their affiliates, officers and employees to enable each Contributor to make an informed investment decision concerning the receipt of the Subject Partnership Common Units pursuant to the transactions contemplated by this Agreement, the operation of the Partnership, and the investment risks associated with each Contributor’s investment in the Partnership.

(c) Such Contributor, by entering into this Agreement, (i) requests admission as limited partner of the Partnership and agrees to comply with, and be bound by, and hereby executes, the Partnership Agreement, (ii) represents and warrants that such Contributor has all right, power and authority and the capacity necessary to enter into the Partnership Agreement, (iii) appoints the general partner of the Partnership and, if a liquidator shall be appointed, the liquidator of the Partnership as such Contributor’s attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto necessary or appropriate for such Contributor’s admission as a limited partner and as a party to the Partnership Agreement, (iv) gives the power of attorney provided for in the Partnership Agreement and (v) makes the waivers and gives the consents and approvals contained in the Partnership Agreement.

3.8 Allocation of Subject Partnership Common Units to the Acquired Entities. Such Contributor acknowledges that (a) TenOaks Advisors provided the Partnership information regarding the value of the Acquired Entities, (b) the Partnership relied on such information in preparing the Partnership’s proposed allocation of the Subject Partnership Common Units between the Acquired Entities (the “Proposed Allocation”), (c) the Contributors and the Partnership are agreeing upon the Subject Partnership Common Unit Allocation based upon the Proposed Allocation, and (d) neither the Proposed Allocation nor the Subject Partnership Common Unit Allocation constitutes investment advice by the Partnership or its representatives, auditors, financial advisors, or counsel. For clarity, the Partnership acknowledges and agrees that nothing in this Section 3.8 shall be construed as a representation or warranty by such Contributor or HOC as to either Acquired Entity (other than with respect to the allocation of the Subject Partnership Common Units) or any of the Properties and, as to such matters, the Partnership is relying solely on those representations and warranties contained in ARTICLE 4.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES RELATING TO THE ACQUIRED ENTITIES

Except as set forth in the section and subsection of the Disclosure Schedules corresponding to the section and subsection of a given representation and warranty, as of the date hereof and the Closing Date, HOC hereby represents and warrants to the Partnership as follows:

4.1 Organization and Existence. Each Acquired Entity is duly organized, validly existing and in good standing under the laws of the State of Oklahoma. Each Acquired Entity has full power and authority to own, lease or otherwise hold and operate its properties and assets and to carry on its businesses as presently conducted. Each Acquired Entity is duly qualified and in good standing to do business in each jurisdiction in which the conduct or nature of its businesses or the ownership, leasing or holding of its properties makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect on either Acquired Entity, the Acquired Subject Interests, the Business (as presently conducted), the Properties or any Oil and Gas Lease.

4.2 Authority Relative to this Agreement. Each Acquired Entity has full power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each Acquired Entity of this Agreement and the other Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action, and no other proceedings are necessary to authorize the execution, delivery and performance by either Acquired Entity, as applicable, of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby. This Agreement and each of the other Transaction Documents to which it is a party has been duly executed and delivered by each Acquired Entity, as applicable, and constitutes, or when executed will be, duly executed and delivered by each Acquired Entity, as applicable, and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of each Acquired Entity enforceable against each Acquired Entity in accordance with its respective terms, except that such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (b) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

4.3 Noncontravention. The execution, delivery and performance by each Acquired Entity of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, do not and will not (i) conflict with or result in a violation of any provision of the governing instruments of either Acquired Entity, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement or other instrument or obligation to which each Acquired Entity is a party or by which either Acquired Entity or any of the Acquired Subject Interests or Properties may be bound, (iii) result in the creation or imposition of any Encumbrance upon the Acquired Subject Interests or the Properties or (iv) assuming compliance with the matters referred to in Section 4.4, violate any Applicable Law binding upon such Acquired Entity.

4.4 Governmental Approvals. No consent, approval, order or authorization of, or declaration, filing or registration with, any Governmental Entity is required to be obtained or made by either Acquired Entity in connection with the execution, delivery or performance by either Acquired Entity of this Agreement or the other Transaction Documents to which it is a party or the consummation by it of the transactions contemplated hereby or thereby and (b) filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby.

4.5 Title to the Properties; Capitalization.

(a) The Acquired Entities have Defensible Title to all of the Properties, free and clear of all Encumbrances.

(b) The Acquired Subject Interests held by the Contributors constitute all of the issued and outstanding equity interests of the Acquired Entities. The Acquired Subject Interests are duly authorized, validly issued and (to the extent applicable) fully paid and nonassessable and were not issued in violation of any preemptive rights. The number and type of authorized equity interests of each Acquired Entity and the holders thereof are set forth on Exhibit A. There are no transfer restrictions, rights of first refusal, or other rights or obligations triggered upon a change of control of either Acquired Entity (whether direct or indirect). Schedule 4.5(b) sets forth a complete and accurate list of each Acquired Entity’s ownership, directly or indirectly, of any capital stock or other equity or ownership interests of any Person.

(c) There are no: (i) outstanding securities of either Acquired Entity convertible into, exchangeable or exerciseable for any equity interests of such Acquired Entity; (ii) authorized or outstanding options, warrants, calls, subscriptions, conversion rights or other rights, commitments, agreements, arrangements or undertakings of any kind to which either Acquired Entity is a party or by which it is bound obligating such Acquired Entity to issue, deliver or sell, or cause to be issued, delivered or sold, additional equity interests of such Acquired Entity or obligating such Acquired Entity to issue, grant, extend or enter into such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking; (iii) outstanding obligations of any Acquired Entity to repurchase, redeem or otherwise acquire any equity interests of such Acquired Entity, (iv) voting trusts or other agreements or understandings to which any Acquired Entity is a party or is bound with respect to the voting of the equity interests of such Acquired Entity; or (v) authorized or outstanding bonds, debentures, notes, or other indebtedness that entitles the holders to vote (or convertible or exercisable for or exchangeable into securities that entitle the holders to vote) with holders of any equity interests of either Acquired Entity on any matter.

4.6 Absence of Undisclosed Liabilities. As of the date of this Agreement, neither Acquired Entity has any debts, liabilities or obligations (whether accrued, absolute, contingent, unliquidated or otherwise), in each such case, in which HOC reasonably anticipates to exceed Twenty Five Thousand Dollars ($25,000.00) on an aggregate basis, other than (a) as set forth on Schedule 4.11(c) or Schedule 4.16, (b) expenses set forth in joint interest billings to the Acquired Entities related to the oil and gas business, the payment of which is not delinquent, that were incurred in the ordinary course of business and consistent with the Acquired Entities’ past practice, and (c) payroll expenses incurred by the Acquired Entities in the ordinary course of business and consistent with the Acquired Entities’ past practice.

4.7 Absence of Certain Changes. Except as set forth on Schedule 4.7, as of the date of this Agreement, since the Reference Date, (a) there has not been any Material Adverse Effect on either Acquired Entity, the Acquired Subject Interests, the Properties or, to the Knowledge of HOC, on any Oil and Gas Lease, or any event or condition that might reasonably be expected to result in any Material Adverse Effect on either Acquired Entity, the Acquired Subject Interests, the Properties or, to the Knowledge of HOC, on any Oil and Gas Lease, (b) the businesses of each Acquired Entity has been conducted only in its ordinary course of business and consistent with its historic practice, (c) neither Acquired Entity has incurred any material liability, engaged in any material transaction or entered into any material agreement outside the ordinary course of business and consistent with its historic practice with respect to the Properties, (d) neither Acquired Entity has suffered any material loss, damage, destruction or other casualty to any of the Properties (whether or not covered by insurance), and (e) neither Acquired Entity has taken any of the actions set forth in Section 5.2 except as permitted thereunder.

4.8 Compliance with Laws. Each Acquired Entity has complied in all material respects with all Applicable Laws relating to the operation of the Business and the Properties. Neither HOC nor the Acquired Entities has received any written notice that an Acquired Entity has not complied with any Applicable Law from any Governmental Entity, which has not been dismissed or otherwise resolved. The Acquired Entities have not, and to the Knowledge of HOC, the Lessees have not, been charged or, to the Knowledge of HOC, threatened with, or under investigation with respect to, any material violation of any Applicable Law relating to any aspect of the ownership or operation of the Properties.

4.9 Legal Proceedings. Except as set forth on Schedule 4.9, there are no Proceedings pending or, to the Knowledge of HOC, threatened against or involving the Acquired Entities, the Business, the Properties, the Oil and Gas Leases or the rights of the Acquired Entities with respect to the Properties. The Acquired Entities are not subject to any judgment, order, writ, injunction, or decree of any Governmental Entity which has had or is reasonably likely to materially affect title to or the value of the Acquired Subject Interests or any of the Properties. There are no Proceedings pending or, to the Knowledge of HOC, threatened against the Acquired Entities or the Properties (or any Oil and Gas Lease), seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby or which could reasonably be expected to affect either Acquired Entity’s ability to consummate the transactions contemplated hereby.

4.10 Permits. To the Knowledge of HOC, all Lessees hold all Permits necessary or required for the conduct of their business as currently conducted, except for Permits the absence of which do not and will not have a Material Adverse Effect on the Acquired Entities, the Acquired Subject Interests, the Properties or any Oil and Gas Lease. To the Knowledge of HOC, each of such Permits is in full force and effect and the Acquired Entities and such Lessees are in compliance with each such Permit, except in such respects as would not reasonably be expected to have a Material Adverse Effect on the Acquired Entities, the Acquired Subject Interests, the Properties or any Oil and Gas Lease.

4.11 Financial Statements.

(a) Attached as Schedule 4.11(a) are the unaudited balance sheet of TBC as of December 31, 2018, together with the related unaudited consolidated income statements of TBC for the year ended December 31, 2018, and the preliminary trial balance sheets of HHC as of December 31, 2018 (collectively, the “2018 Acquired Entities Financial Statements”) and at least two Business Days prior to the Closing Date, the Acquired Entities will have delivered to the Partnership interim unaudited preliminary trial balance sheets and related unaudited consolidated income statements of each Acquired Entity as of a date within ten (10) Business Days of the Closing (the “2019 Interim Acquired Entities Financial Statements” and collectively with the 2018 Acquired Entities Financial Statements, the “Acquired Entities Financial Statements”).

(b) The 2018 Acquired Entities Financial Statements have been prepared and, when prepared and delivered, the 2019 Interim Acquired Entities Financial Statements will be prepared, in good faith in accordance with the books and records of the Acquired Entities and present fairly, in all material respects, the consolidated financial position and the consolidated results of operations of the Acquired Entities and their Subsidiaries as of, and for the periods covered by such Acquired Entities Financial Statements, subject to immaterial adjustments upon the completion of review by HHC’s outside accounting firm.

(c) All Indebtedness of each Acquired Entity, in each such case, in an amount in which such Person reasonably anticipates to exceed, in the aggregate, Twenty Five Thousand Dollars ($25,000.00) payable to such third party, is described on Schedule 4.11(c).

4.12 Environmental Matters. Except as set forth on Schedule 4.12:

(a) No Acquired Entity has received any written notifications of any Proceedings against the Acquired Entities or any of the Real Properties or the Properties, alleging that the Acquired Entities or any of the Real Properties or the Properties are in violation of, or otherwise subject to liability under, any Applicable Environmental Law and to the Knowledge of HOC no such Proceedings are threatened, other than any such Proceedings that the Acquired Entities have resolved in accordance with Applicable Environmental Laws.

(b) The Acquired Entities have not received any written notice of any investigation or inquiry or written request for information regarding the Real Properties, the Properties, any other property, or the operations under any Oil and Gas Lease from any Governmental Entity under any Applicable Environmental Law and to the Knowledge of HOC, no such investigation, inquiry or request is threatened.

(c) The Acquired Entities either have made, or will, immediately after the execution of this Agreement, make available to the Partnership all environmental assessment, investigatory, and audit reports, studies, analyses, and correspondence relating to the Properties or the Real Properties that are in actual or constructive control of the Acquired Entities and addressing Releases, threatened Releases, Remediations, Environmental Liabilities and Environmental Conditions, or address compliance with or violations of Applicable Environmental Laws.

4.13 Employment Matters.

(a) Schedule 4.13(a) contains a complete and accurate list of all of the following information for all employees of the Acquired Entities (the “Employees”): name, identity of employer, location or office, job title or position, current compensation (including bonus and commissions, if any), hire date or seniority date (if different), and status (either active or on leave).

(b) The Acquired Entities are, and have been in the past four years, in material compliance with all Applicable Laws respecting employment and employment practices, including, without limitation, equal employment opportunity, non-discrimination, non-harassment, non-retaliation, terms and conditions of employment, wages, employment benefits, hours of work and overtime, labor relations, worker classification as employee rather than independent contractor, occupational safety and health, employment-related immigration and authorization to work in the United States, notice of plant closings or mass layoffs, and employee waivers of liability.

(c) There are no pending or, to the Knowledge of HOC, threatened Proceedings of any kind and in any forum by or on behalf of any Employee or former employee of the Acquired Entities, applicant for employment, Person claiming to be an employee, or any classes of the foregoing, against either Acquired Entity alleging a violation of, or non-compliance with, any express or implied contract of employment or any of the above-referenced Applicable Laws respecting employment and employment practices, and no such Proceedings.

(d) There are no labor agreements, collective bargaining agreements, or other labor contracts applicable to any Employees or by which either Acquired Entity is a party or is bound, no such agreements have existed in the past four years, and no discussions or negotiations have occurred with respect thereto by either Acquired Entity with any labor organizations, unions, or group of employees within the prior four years.

(e) No Employees are represented by any labor organization, union, or group of employees; no such labor organization, union, or group has represented or claimed to represent any employees of the Acquired Entities in the past four years; and no such labor organization, union, or group claims to represent a majority of any Employees in a bargaining unit of either Acquired Entity.

(f) There are no current or, to the Knowledge of HOC, threatened representational campaigns or other organizing activities by any union or other labor organization or group seeking to become the collective bargaining representative of any Employees; no such campaigns or activities have occurred in the past four years; there is no union or labor organization representation question or certification petition involving the Employees pending or, to the Knowledge of HOC, threatened before the National Labor Relations Board (“NLRB”) or any similar Governmental Entity; and no such question or petition has existed in the past four year.

(g) Neither Acquired Entity is currently experiencing, and has not in the past four years experienced, a labor strike, labor dispute, work stoppage, work slowdown, lockout, or similar matter.

(h) Neither Acquired Entity is currently engaged in, and has not engaged within the past four years, any unfair labor practices regarding any employees and there is no pending or, to the Knowledge of HOC, threatened Proceeding involving any unfair labor practices regarding any Employees before the NLRB or any similar Governmental Entity, nor are there any actual or, to the Knowledge of HOC, threatened grievances or arbitration proceedings arising out of or under any collective bargaining agreement pending either Acquired Entity.

(i) Schedule 4.13(i) sets forth all employment-related liabilities that have not been paid, including any unpaid vacation pay, premiums for employment insurance, premiums for workers’ compensation insurance, accrued wages, overtime, salaries, commissions, bonuses and any employment benefits (including, without limitation, 401(k) benefits) provided by any Acquired Entity to Employees are accurately reflected in the books and records of the Acquired Entities.

(j) The Acquired Entities have timely paid or properly accrued for all wages, salaries, commissions, bonuses, severance pay, vacation pay, benefits, and any other compensation or remuneration owed to Employees for or on account of employment.

(k) Neither Acquired Entity has, nor is it required to have, any affirmative action plans.

(l) Neither Acquired Entity has had a “plant closing” or “mass layoff” as defined by the Worker Adjustment and Retraining Notification Act (“WARN”) within the past four years and, with respect to any such “plant closing” or “mass layoff,” the Acquired Entities have complied with the notice requirements of WARN and Applicable Law.

(m) No Employee, former employee, or Person claiming to have been or be an employee of either Acquired Entity has the right to be recalled, reinstated, or restored to employment.

(n) Schedule 4.13(n) lists all employment, confidentiality, non-disclosure, non-competition, non-solicitation, compensation, commission, bonus, loan, or severance arrangements, agreements or contracts with any Employees in excess of Twenty Five Thousand Dollars ($25,000) per annum in salary not terminable upon convenience and without penalty upon less than sixty (60) days notice to which either Acquired Entity is a party or by which either Acquired Entity is bound.

(o) Except as provided in Schedule 4.13(n), no severance payment, stay-on or incentive payment, change-in-control payment, vacation or other paid leave payment, or similar payment or obligation will be owed by either Acquired Entity to any of its Employees, directors, officers, non-employee service providers, agents or consultants upon consummation of, or as a result of, the transactions contemplated by this Agreement, nor will any such Employee, director, officer, non-employee service provider, agent or consultant be entitled to any such payments a result of the transactions contemplated by this Agreement in the event of the subsequent termination of his or her employment or relationship.

4.14 Employee Benefit Matters.

(a) Schedule 4.14(a) sets forth a list of all Benefit Plans. The Acquired Entities have delivered or made available to the Partnership true, correct and complete copies of the following with respect to the Benefit Plans: (i) all plan documents and all amendments thereto, including summary plan descriptions; (ii) Forms 5500, and all attachments thereto, for the past three years; and (iii) the latest IRS opinion, advisory, or determination letter issued with respect to each Benefit Plan intended to be qualified under Code Section 401(a).

(b) Neither the Acquired Entities nor any ERISA Affiliate sponsors, maintains, contributes to, is required to contribute to, or has any actual or contingent liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (as described in Section 413(c) of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA). No Benefit Plan provides for retiree medical or retiree life insurance benefits to any Person and no Benefit Plan is subject to the requirements of Section 4980B of the Code and part 6 of subtitle B of Title I of ERISA.

(c) Each Benefit Plan has been maintained, administered and operated in compliance in all material respects with all Applicable Laws, including ERISA and the Code, and has been maintained, administered and operated in compliance in all materials respects with its terms. There are no pending investigations, claims or lawsuits which have been asserted or instituted by or against any Benefit Plan, against the assets of any of the trusts under such Benefit Plans or by or against the plan sponsor, plan administrator, or any fiduciary of any Benefit Plan (other than routine benefit claims), and to the Knowledge of HOC, there are no facts which could form the basis for any such investigation, claim or lawsuit.

(d) Except as provided in Schedule 4.14(d), neither the Acquired Entities nor any current or former employee or consultant thereof has incurred any liability (including as a result of any indemnification obligation) arising out of or related to Section 409A of the Code, and no condition exists that could reasonably be expected to subject such Person to any liability (including as a result of any indemnification obligation) arising out of or related to Section 409A of the Code.

4.15 Tax Matters. As of the Closing Date, all Tax Returns required to be filed relating to the Acquired Entities, or with respect to the Properties, including IRS Form 1065 and those relating to Property Taxes, severance, sales, or production Taxes and any other Taxes imposed on or with respect to the Acquired Entities or the Properties and any production therefrom, have been timely filed with the applicable Taxing authorities, all such Tax Returns are true, correct and complete, and all Taxes required to be shown thereon have been timely paid in full. The Acquired Entities have complied with all Applicable Laws relating to the payment and withholding of Taxes, and have duly and timely withheld and paid over to the appropriate Taxing authorities all amounts required to be so withheld and paid under all Applicable Laws. The Acquired Entities have made all deposits required with respect to Taxes due and payable with respect to the Acquired Entities or the Properties. There are no liens for Taxes (other than for Taxes not yet due and payable) upon the Acquired Entities or any of the Properties. There has been no issue raised or adjustment proposed (and to the Knowledge of HOC, none is pending) by the IRS or any other Taxing authority in connection with any Tax Returns of the Acquired Entities, nor have the Acquired Entities received any written notice from the IRS or any such other Taxing authority that any Tax Return of the Acquired Entities is being audited or may be audited or examined. None of the Acquired Entities has agreed to the extension or waiver of any statute of limitations on the assessment or collection of any Tax or with respect to any Tax Return. None of the Acquired Entities is a “foreign person” within the meaning of Section 1445 (or similar provisions) of the Code. No assets comprising the Properties is an interest in any joint venture, partnership, or other entity, arrangement, or contract treated as a “partnership” for U.S. federal tax purposes, as defined in Section 761 of the Code. None of the the Acquired Entities is a party to any Tax allocation or sharing agreement. Each of the Acquired Entities has always been treated as a partnership for U.S. federal income Tax purposes, and none of the Acquired Entities has made (or will make) any election to be treated as an association taxable as a corporation for U.S. federal income Tax purposes. Each of the Acquired Entities has properly identified all hedging transactions as required by Treasury Regulation Section 1.1221-2(f). None of the Acquired Entities has participated in any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4. Neither of the Acquired Entities is a part of a consolidated or combined or unitary group for Tax purposes. All income derived from the Properties conveyed to the Partnership constitutes “royalty” or “overriding royalty” income (within the meaning of Section 512(b)(2) of the Code) and is “qualifying income” (within the meaning of Section 7704(d) of the Code). The information provided in the Tax Basis Schedule attached hereto as Schedule 4.15 is true, complete and correct in all material respects. To the Knowledge of HOC, all of the Properties have been properly listed and described on the ad valorem and property Tax rolls of the appropriate Taxing authority. The acquisition of the Properties and Acquired Entities will not cause the Partnership or DMOLP to be liable as a successor or transferee by statute, contract or otherwise for any Taxes for which the Contributors are responsible.

4.16 Commitments. Except as set forth on Schedule 4.16, the Acquired Entities have incurred no individual expenses, and have made no individual commitments to make expenditures (and no Acquired Entity has entered into any agreements that would obligate the Partnership to make such expenditures), in connection with (and no other similar obligations or liabilities have been incurred which would adversely affect) the ownership or operation of the Properties after the Closing Date, in each such case, in which HOC reasonably anticipates to exceed Twenty Thousand Dollars ($20,000.00) on an individual basis.

4.17 No Alienation. Since the Reference Date, except as set forth on Schedule 4.17, neither Acquired Entity has sold, assigned, conveyed, or transferred or contracted to sell, assign, convey or transfer any right or title to, or interest in, the Properties, except in the ordinary course of business and consistent with the Acquired Entities’ historic practice.

4.18 Basic Documents. To the Knowledge of HOC:

(a) (i) Neither Acquired Entity is in breach or default (and no situation exists which with the passing of time or giving of notice would create a breach or default) of its obligations under any Basic Documents, and (ii) no breach or default by any third party (or situation which with the passage of time or giving of notice would create a breach or default) exists under any Basic Documents, to the extent such breach or default (whether by the Acquired Entity or such third party) could reasonably be expected to have a Material Adverse Effect on the Acquired Entities or the Properties after the Closing Date; and

(b) All payments (including all delay rentals, royalties and shut-in royalties) owing under Basic Documents have been and are being made (timely, and before the same became delinquent) by third parties where the non-payment of same by a third party could materially and adversely affect the ownership, exploration, development, operation, maintenance, value or use of any of the Properties after the Closing Date. For the purposes of the representations contained in this Section 4.18 (and without limitation of such representations), the non-payment of an amount, or non-performance of an obligation, where such non-payment, or non-performance, could result in the forfeiture or termination of rights of either Acquired Entity or any Lessee under a Basic Document, shall be considered material.

4.19 Material Contracts.

(a) Schedule 4.19(a) sets forth a complete and accurate list of all Material Contracts related to the Active Prospects.

(b) (i) Each Material Contract is in full force and effect and constitutes a legal, valid and binding obligation of the Acquired Entity that is party thereto and, to the Knowledge of HOC, each other party thereto; (ii) neither Acquired Entity nor any Affiliate thereof has received from any other party to a Material Contract any written notice of termination or intention to terminate any Material Contract that remains unresolved and, to the Knowledge of HOC, no event has occurred which (with notice or lapse of time, or both) would constitute a material default under any Material Contract or give either Acquired Entity or any other party to any Material Contract the right to terminate any Material Contract; and (iii) Neither Acquired Entity is and, to the Knowledge of HOC, no other party to any Material Contract is, in material breach of the terms, provisions or conditions of the Material Contracts.

(c) HOC has provided access and directed representatives of the Partnership to the actual location of complete and accurate copies of all Material Contracts (including any and all amendments and supplements thereto).

(d) None of the Material Contracts are oral contracts or agreements.

4.20 Area of Mutual Interest and Other Agreements; Tax Partnerships. Except as set forth on Schedule 4.20, as it relates to the Active Prospects, (a) no Property is subject to any area of mutual interest agreements, (b) no Property is subject to any farm-out or farm-in agreement under which any party thereto is entitled to receive assignments not yet made, or could earn additional assignments after the Closing Date, and (c) no Property is subject to (or has related to it) any tax partnership.

4.21 Commitments, Abandonments or Proposals. Except as set forth on Schedule 4.21:

(a) The Acquired Entities have not incurred expenses, and have made no commitments to make expenditures in connection with (and no other obligations or liabilities have been incurred which would adversely affect) the ownership or operation of the Properties by the Acquired Entities on or after the Reference Date, other than routine expenses incurred in the normal operation of existing wells on the Properties.

(b) No proposals to the Acquired Entities in excess of Twenty Thousand Dollars ($20,000) are currently outstanding to drill additional wells, or to deepen, plug back, or rework existing wells, or to conduct other operations for which consent is required under the applicable operating agreement, or to conduct any other operations, or to abandon any wells, on the Properties.

4.22 Production Sales Contracts. To the Knowledge of HOC, except as set forth on Schedule 4.22, there exist no agreements or arrangements for the sale of production from the Properties (including calls on, or other rights to purchase, production, whether or not the same are currently being exercised) other than agreements or arrangements which are cancelable on ninety (90) days notice or less without penalty or detriment.

4.23 Payment of Expenses. All expenses relating to the ownership or, to the Knowledge of HOC, the operation of the Properties, have been, and are being, paid (timely, and before the same become delinquent) by the Acquired Entities, except such expenses and taxes as are disputed in good faith by the Acquired Entities and for which an adequate accounting reserve has been established by the Acquired Entities.

4.24 Preferential Rights and Consents to Assign. Except as set forth on Schedule 4.24, as it relates to the Active Prospects, there are no consents to assignment or waivers of preferential rights to purchase that must be obtained from third parties in order for the Acquired Entities to consummate the transactions contemplated by this Agreement or the other Transaction Documents without violating or breaching a duty or obligation of any of the Acquired Entities.

4.25 No Participating Minerals. Except as set forth on Schedule 4.25, the Properties do not include any unleased or other mineral interest where either Acquired Entity has agreed to bear a share of drilling, operating or other costs as a participating mineral owner.

4.26 Make-Up Rights. Except as set forth on Schedule 4.26, neither of the Acquired Entities has received prepayments (including, but not limited to, payments for gas not taken pursuant to “take-or-pay” or similar arrangements) for any oil or gas produced from the Properties as a result of which the obligation does or may exist to deliver oil or gas produced from the Properties after the Reference Date without then receiving payment (or without then receiving full payment) therefore or to make repayments in cash (and the Acquired Entities have not, since the Reference Date, so delivered any oil or gas from the Properties or so made any such repayment in cash).

4.27 Imbalances. Except as set forth on Schedule 4.27, there are no imbalances among the owners of the interests in any wells and units included in the Properties that could have a Material Adverse Effect on the net revenues that the Acquired Entities will be entitled to receive from the Properties from the then current month’s production.

4.28 Insurance. Schedule 4.28 lists and contains a summary description of all material current policies of property, fire and casualty, general liability, title, workers’ compensation and other forms of insurance held by or for the benefit of either Acquired Entity as of the date hereof. As of the date hereof, all such material policies held by or for the benefit of the Acquired Entities are in full force and effect, all premiums with respect thereto covering all periods up to and including the date hereof, have been paid, and no written notice of cancellation or termination has been received with respect to any such policy which was not replaced on substantially similar terms prior to the date of such cancellation.

4.29 Intellectual Property. Schedule 4.29 sets forth a true and complete list of all of the patents, registered trademarks, registered copyrights, and domain names, and pending applications for any of the foregoing, owned by either Acquired Entity as of the date hereof.

4.30 Brokerage Fees. Other than TenOaks Energy Advisors, LLC, neither Acquired Entity has retained any financial advisor, broker, agent or finder or paid or agreed to pay any financial advisor, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.

4.31 Records. The Acquired Entities are in possession of all Records.

ARTICLE 5

CONDUCT OF THE ACQUIRED ENTITIES PENDING CLOSING;
CERTAIN ACTIONS RELATING TO CLOSING

5.1 Conduct and Preservation of the Business of the Acquired Entities. HOC covenants and agrees with the Partnership that, except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, HOC (a) shall cause the Acquired Entities to conduct their operations according to the ordinary course of business and consistent with their historic practice and in material compliance with all Applicable Laws and (b) shall use its reasonable best efforts to preserve, maintain and protect the Properties.

5.2 Restrictions on Certain Actions of the Contributors. Except as set forth on Schedule 5.2 or as otherwise expressly provided in this Agreement, prior to the Closing Date, the Contributors shall not, without the consent of the Partnership cause the Acquired Entities to:

(a) mortgage or pledge any of the Properties or create or suffer to exist any Encumbrance thereupon;

(b) sell, lease, transfer or otherwise dispose of, directly or indirectly, any of the Properties, except in the ordinary course of business and consistent with their historic practice;

(c) issue, create, incur, assume, guarantee, endorse or otherwise become liable or responsible with respect to (whether directly, contingently or otherwise) any liability, obligation or Indebtedness;

(d) amend, modify or change any (i) existing lease or contract with respect to the Properties, except in the ordinary course of business and consistent with their historic practice, or (ii) limited partnership agreements of the Acquired Entities;

(e) waive, release, grant or transfer any rights of value relating to the Properties, except in the ordinary course of business and consistent with their historic practice;

(f) delay payment of any account payable or any known or accrued liability relating to the Properties beyond the earlier of thirty (30) days or its due date or the date when such liability would have been paid in the ordinary course of business and consistent with their historic practice, unless such delay is due to a good faith dispute as to liability or amount;

(g) permit any current insurance or reinsurance or continuation coverage to lapse if such policy insures risks, contingencies or liabilities related to the Properties other than in connection with any advance renewal or replacement of an existing insurance policy;

(h) take any action that would make any of the representations or warranties of the Contributor untrue as of any time from the date of this Agreement to the Closing Date, or would result in any of the conditions set forth in this Agreement not being satisfied;

(i) merge into or with or consolidate with any other Person or acquire all or substantially all of the business or assets of any other Person;

(j) except for the distribution of the Excluded Assets, declare, set aside, make or pay any distribution in respect of the Acquired Subject Interests;

(k) enter into any commitment for capital expenditures of the Acquired Entities in excess of Twenty Thousand Dollars ($20,000);

(l) take any action which would adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement; or

(m) agree in writing or otherwise to take any of the actions (i) described in this Section 5.2, or (ii) that would be reasonably expected to cause a Material Adverse Effect on the Contributors, the Acquired Subject Interests, the Acquired Entities or the Properties.

ARTICLE 6

ADDITIONAL AGREEMENTS

6.1 Access to Information.

(a) HOC and the Acquired Entities hereby agree to provide the Partnership and direct representatives of the Partnership access to the actual location of the Records: (i) in their possession or control, or (ii) received by them subsequently to the date hereof and prior to the Closing Date as soon as reasonably practicable. From the date hereof through the Closing, HOC and the Acquired Entities shall afford the Partnership and their representatives, counsel, financial advisors and auditors full access to the offices and personnel of the Acquired Entities, and to the Properties and the Records during normal business hours, upon reasonable notice throughout the period prior to the Closing, to the Properties and Records. Prior to the Closing, HOC and the Acquired Entities shall furnish promptly such information concerning the Properties and the business of the Acquired Entities as the Partnership shall reasonably request in order that the Partnership may have a full opportunity to make such investigations as it desires with respect to the Properties and the Records; provided that such investigation shall be upon reasonable notice and shall not unreasonably disrupt the personnel and operations of HOC or the Acquired Entities or impede the efforts of HOC or the Acquired Entities to comply with their other obligations under this Agreement. Prior to the Closing, HOC shall cause the Acquired Entities to generally keep the Partnership informed as to all material matters involving the operations and business of the Acquired Entities. HOC shall discuss matters involving the operations and business of the Acquired Entities with representatives of the Partnership.

(b) The Partnership may perform a physical inspection of the Properties subject to the HHC Working Interests (“HHC WI Properties”), subject to this Section 6.1(b). Upon request by the Partnership, HOC will use its reasonable commercial efforts to obtain access from the third party operator of the HHC WI Properties for the Partnership’s physical and environmental inspection and the Partnership agrees to abide by the Acquired Entities’ and such third party operator’s safety rules, regulations and operating policies while conducting its assessment. Such assessment shall be conducted at the Partnership’s sole cost, risk and expense. The Partnership right of access shall not, without the prior written consent of the Acquired Entity and the applicable third party operator, entitle the Partnership to operate equipment or conduct testing or sampling. HOC or its representatives, at HOC’s option, shall have the right to be present during testing or on-site investigation by Partnership (or its agents or representatives). All information (including all reports, results and documentation containing such information) acquired or prepared by or for the Partnership or its agents, employees or representatives, in conducting the assessment under this Section 6.1(b) shall be subject to the Confidentiality Agreement.

(c) The Partnership, on behalf of itself the Partnership Indemnified Parties, hereby releases and agrees to indemnify, defend and hold harmless the Acquired Entities and all Contributors’ Indemnified Parties and the other owners of interests in the HHC WI Properties from and against any and all Losses, including claims, liabilities, losses, costs and expenses attributable to personal injuries, death, or property damage, arising out of or relating to any and all access by the Partnership Indemnified Parties to the HHC WI Properties, or any related activities of the Partnership Indemnified Parties prior to Closing, EVEN IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY INDEMNIFIED PARTY EXCLUDING, HOWEVER, ANY CLAIMS, LIABILITIES, LOSSES, COSTS OR EXPENSES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY AND PROVIDED THIS INDEMNITY DOES NOT INCLUDE INDEMNIFICATION FOR DAMAGES INCURRED BY CONTRIBUTORS’ INDEMNIFIED PARTIES AS A CONSEQUENCE OF THE DISCOVERY OF AN ENVIRONMENTAL CONDITION DURING THE COURSE OF THE DUE DILIGENCE. The Partnership and any of its respective agents, employees or representatives accessing any of the HHC WI Properties shall maintain, at their sole expense and with reputable insurers, such insurance as is reasonably sufficient to support the Partnership’s indemnity obligations under this Section 6.1(c).

6.2 Notification of Certain Matters. Upon actual discovery thereof, each party shall give reasonably prompt notice to the other parties of (a) any fact or circumstance that would be likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect, and (b) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The delivery of any notice pursuant to this Section 6.2 shall not be deemed to (i) modify the representations or warranties hereunder of the party delivering such notice, (ii) modify the conditions set forth in ARTICLE 7 or (iii) limit or otherwise affect the remedies available hereunder to any party receiving such notice.

6.3 Reasonable Best Efforts. Each party hereto agrees that it will not voluntarily undertake any course of action inconsistent with the provisions or intent of this Agreement and will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable under Applicable Laws to consummate the transactions contemplated by this Agreement, including, without limitation, (a) reasonably cooperating in determining whether any other consents, approvals, orders, authorizations, waivers, declarations, filings or registrations of or with any Governmental Entity or third party are required in connection with the consummation of the transactions contemplated hereby, (b) using its reasonable best efforts to obtain any such consents, approvals, orders, authorizations and waivers and to effect any such declarations, filings and registrations, (c) using its reasonable best efforts to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, (d) using its reasonable best efforts to defend, and to cooperate in defending, all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby and (e) executing of any additional instruments reasonably necessary to consummate the transactions contemplated hereby.

6.4 Public Announcements. The Partnership may from time to time make such press releases or otherwise make public statements with respect to this Agreement of the transactions contemplated hereby as the Partnership deems appropriate, in its sole discretion; provided, however, the Partnership shall provide advance notice of any such contemplated press release to HOC. Neither the Acquired Entities nor the Contributors shall issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Partnership, such consent not to be unreasonably withheld, conditioned, or delayed.

6.5 Amendment of Schedules. Each party hereto agrees that, with respect to the representations and warranties of such party contained in this Agreement, such party shall have the continuing obligation until the Closing to supplement or amend the Schedules hereto with respect to any matter hereafter discovered which, if known at the date of this Agreement, would have been required to be set forth or described in the Schedules. For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Section 7.2(a) and Section 7.3(a) have been fulfilled, the Schedules hereto shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude all information contained in any supplement or amendment thereto.

6.6 Fees and Expenses. Except as provided in Section 6.15 and Section 8.3(b), all fees and expenses, including fees and expenses of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fee or expense, whether or not the Closing shall have occurred.

6.7 Tax Disclosure. Except as reasonably necessary to comply with applicable securities laws and notwithstanding anything in this Agreement to the contrary or in any other agreement to which the Partnership, any Acquired Entity, or any Contributor is bound, the parties hereto (and each employee, representative, or other agent of any of the parties) are expressly authorized to disclose to any and all persons, without limitation of any kind, the U.S. federal income “tax treatment” and “tax structure” (as those terms are defined in Sections 1.6011-4(c)(8) and (9) of the Treasury Regulations, respectively) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such parties relating to such “tax treatment” and “tax structure” of the transactions contemplated by this Agreement. For these purposes, “tax structure” is limited to facts relevant to the U.S. federal income tax treatment of the transaction described herein.

6.8 Post-Closing Assurances and Access to Records. After the Closing, the Contributors, the Acquired Entities, and the Partnership shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereunto. After the Closing, HOC shall grant the Partnership, and the Partnership shall grant to HOC, and each of their respective authorized representatives reasonable access (including copying privileges at the requesting party’s sole cost and expense) during the other party’s normal business hours to all Records of the other party pertaining to the Acquired Subject Interests and the Business, where such Records may be located for the purpose of prosecuting or defending claims, lawsuits or other proceedings, for Tax or audit purposes or to comply with legal process, rules, regulations or orders of any board, agency, tribunal or government.

6.9 NASDAQ Listing. The Partnership shall use its reasonable efforts to cause the Subject Partnership Common Units to be approved for listing on the NASDAQ Global Select Market.

6.10 Employee Benefit Matters. Subject to Closing, the Acquired Entities shall terminate all Benefit Plans sponsored or maintained by the Acquired Entities effective immediately prior to the Closing Date. Not later than three days preceding the Closing Date, the Acquired Entities shall provide the Partnership with evidence that such Benefit Plans will be terminated (the form and substance of which shall be subject to review and approval by the Partnership) effective immediately prior to the Closing Date. Following Closing, and except as otherwise stated herein, (i) HOC shall assume all liabilities and responsibilities relating to the Benefit Plans, and (ii) none of the Partnership, the Acquired Entities or their post-Closing Affiliates shall be liable or responsible for any liabilities, costs or expenses relating to the Benefit Plans, including any such liabilities arising in connection with Section 409A of the Code.

6.11 Employment Matters. Immediately prior to Closing, the Acquired Entities shall terminate the employment of all Employees and pay all Employees all compensation and benefits, including any applicable severance arrangements, due in connection with the termination of their employment relationships, including without limitation pay for any accrued but unused vacation and/or paid time off benefits, and shall provide evidence of such terminations to the Partnership (the form and substance of which shall be subject to review and approval by the Partnership). HOC shall be solely responsible for and, where applicable, shall pay or reimburse the Partnership, the Acquired Entities, or their post-Closing Affiliates, and shall indemnify, defend, and hold the Partnership, the Acquired Entities, and their post-Closing Affiliates harmless, for any Losses relating to Employees, former employees, or Persons claiming to be employees, in each case arising out of or relating to any action of either Acquired Entity before Closing, including but not limited to any Losses arising out of or relating to (i) the employment of the Employees by the Acquired Entities before the Closing, (ii) the termination of such employment relationships by the Acquired Entities and the payment of all compensation and benefits due in connection with the termination of their employment relationships, and (iii) compliance with the above-referenced Applicable Laws respecting employment and employment practices. The Partnership, the Acquired Entities, or their post-Closing Affiliates, may, but shall not be required to, offer employment effective on or after the Closing to any Employees on such terms and conditions as the Partnership, the Acquired Entities, or their post-Closing Affiliates may determine in their sole discretion.

6.12 Assistance with Form 8-K Reporting Obligations.

(a) HOC and the Acquired Entities shall use reasonable best efforts to provide the Partnership with all historical financial statements (including the related notes and supporting schedules) of the Acquired Entities (the “Acquired Entity Historical Financial Statements”) for the period(s) required by Rule 3-05(b) of Regulation S-X to be filed by the Partnership under Item 9.01 of Form 8-K following the Closing (such Form 8-K, the “Financial Statement 8-K”), in form and substance necessary for the Partnership to comply with any and all obligations that may be applicable to it under Item 9.01 of Form 8-K, as soon as commercially practicable following the Closing, but in no event later than forty-five (45) days after the Closing. All Acquired Entity Historical Financial Statements shall be derived from the books and records of the Acquired Entities, comprise all of the historical financial statements required to be filed with the SEC pursuant to Regulation S-X and the Exchange Act and the rules and regulations promulgated thereunder and shall comply in all respects with the requirements of Regulation S-X. HOC and the Acquired Entities shall instruct the auditors of the Acquired Entities to commence all requisite work and processes required to give effect to this provision as soon as reasonably practicable following the date hereof. HOC and the Acquired Entities shall cooperate in good faith with the Partnership in connection with any discussions with the staff of the SEC with respect to the required content of the Acquired Entity Historical Financial Statements. HOC and the Acquired Entities shall use commercially reasonable efforts to (i) obtain an unqualified audit opinion in accordance with United States generally accepted auditing standards from the auditors of the Acquired Entities with respect to the audited Acquired Entity Historical Financial Statements and effectiveness of internal control over financial reporting and (ii) cause and enable the auditors of the Acquired Entities to provide to the Partnership (and not withdraw) its consent to incorporation by reference into the registration statements filed by the Partnership under the Securities Act of its audit reports with respect to the Acquired Entity Historical Financial Statements. The cost of the Acquired Entity Historical Financial Statements and obtaining an opinion letter from the auditors of the Acquired Entities shall be borne by the Partnership.

(b) Upon request by the Partnership therefor, in connection with the Partnership’s obligation to file the Financial Statement 8-K, HOC and the Acquired Entities shall promptly furnish, and shall use reasonable efforts to cause pre-Closing management and employees of the Acquired Entities, to furnish, to the Partnership, and its respective representatives, and reasonably cooperate with, and use reasonable efforts to cause pre-Closing management and employees of the Acquired Entities to reasonably cooperate with, the Partnership with respect to its preparation of pro forma financial statements, all necessary management representation letters in connection with any audits described herein, historical financial data relating to the Acquired Entities to enable the Partnership to produce (or cause to be produced) the pro forma financial statements and other pro forma financial data and financial information for the period(s) that will be required by Article 11 of Regulation S-X to be filed by the Partnership in the Financial Statement 8-K.

6.13 Retention of Funds. On and after the Closing and until the fourth anniversary of the Closing Date, HOC shall (a) maintain at all times cash on hand of an amount equal to at least (i) during the eighteen (18) months following the Closing Date, Four Million Dollars ($4,000,000.00), (ii) after eighteen (18) months following the Closing Date and before thirty-six (36) months following the Closing Date, Two Million Dollars ($2,000,000.00), and (iii) after thirty-six (36) months following the Closing Date and before forty-eight (48) months following the Closing Date, One Million Dollars ($1,000,000.00), in each case, exclusive and in addition to the amount of any Indebtedness or other liabilities accrued by HOC (the “Holdback Amount”) for the purpose of satisfying its post-Closing indemnification obligations hereunder, and (b) prohibit and prevent any Lien on the Holdback Amount.

6.14 Insurance Matters. For a period of four years following the Closing, HHC shall maintain in effect at all times insurance policies and coverage of the types and amounts customarily held by parties in the Business.

6.15 Lease Termination. From and after the Closing, HOC agrees to reasonably cooperate with HHC and the Partnership to negotiate an early termination of the Office Lease on the terms and subject to the conditions reasonably acceptable to HHC and the Partnership. After the Closing, HOC shall upon receipt of a written request therefore promptly reimburse HHC for one-half of all rent and other costs and expenses incurred by HHC or the Partnership under the Office Lease if and to the extent related to a period (or portion thereof) occurring after the Closing Date; provided, however, HOC shall have no obligation to reimburse HHC or the Partnership for any costs or expenses under the Office Lease to the extent related to any period occurring after July 31, 2021.

ARTICLE 7

CONDITIONS

7.1 Conditions to Obligations of the Parties. The obligations of the parties to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a) Legal Proceedings. No preliminary or permanent injunction or other order, decree, or ruling issued by a Governmental Entity, and no statute, rule, regulation, or executive order promulgated or enacted by a Governmental Entity, shall be in effect which restrains, enjoins, prohibits, or otherwise makes illegal the consummation of the transactions contemplated hereby; and no Proceeding by a Governmental Entity shall have been commenced or threatened (and be pending or threatened on the Closing Date) against the Partnership, the Contributor, the Business or the Properties, or any of their respective affiliates, associates, directors, or officers seeking to prevent or challenging the transactions contemplated hereby.

(b) Consents. All consents, approvals, orders, authorizations and waivers of, and all declarations, filings and registrations with, third parties (including Governmental Entities) required to be obtained or made by or on the part of the parties hereto, or otherwise reasonably necessary for the consummation of the transactions contemplated hereby, shall have been obtained or made, and all such consents, approvals, orders, authorizations, waivers, declarations, filings or registrations shall be in full force and effect at the time of Closing, unless the failure to obtain or make any such consent, approval, order, authorization, waiver, declaration, filing or registration would not have a Material Adverse Effect on the Partnership or the Contributors.

7.2 Conditions to Obligation of the Contributors. The obligation of the Contributors to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties. All the representations and warranties of the Partnership contained in this Agreement and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such specified date.

(b) Covenants and Agreements. The Partnership shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to the Partnership.

(d) Certificates. The Contributors’ Representative shall have received a certificate from the Partnership, dated the Closing Date, representing and certifying that the conditions set forth in Section 7.1 and Section 7.2 have been fulfilled and a certificate as to the incumbency of the officer(s) executing this Agreement on behalf of the Partnership.

(e) Exchange Agent Certificate. The Contributors’ Representative shall have received a certificate from the Exchange Agent, dated the Closing Date, certifying that the Subject Partnership Common Units have been issued to the Contributors in the amount set forth for such Contributor on Exhibit C as of the Closing Date.

(f) Mineral and Royalty Deeds; NPI Conveyance. The Partnership shall have executed and delivered to the Contributors’ Representative its signature pages to (i) the Mineral and Royalty Deed by and between HHC and the Partnership in the form attached hereto as Exhibit H (the “HHC Conveyance”), (ii) the Mineral and Royalty Deed by and between TBC and the Partnership in the form attached hereto as Exhibit J (the “TBC Conveyance”) and (iii) the Conveyance of Net Profits Overriding Royalty Interest by and between HHC and the Partnership in the form attached hereto as Exhibit K (the “NPI Conveyance”).

7.3 Conditions to Obligation of the Partnership. The obligation of the Partnership to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties. All the representations and warranties of the Contributors contained in this Agreement and in any agreement, instrument or document delivered pursuant hereto or in connection herewith on or prior to the Closing Date, shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date, except as affected by transactions permitted by this Agreement and except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such specified date.

(b) Covenants and Agreements. The Contributors shall have performed and complied with in all material respects all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect with respect to the Acquired Entities, the Business, the Properties or the Acquired Subject Interests.

(d) Certificates. The Partnership shall have received a certificate from the Contributors’ Representative, on behalf of the Contributors, dated the Closing Date, representing and certifying that the conditions set forth in Section 7.1 and Section 7.3 have been fulfilled and a certificate as to the incumbency of the officer(s) executing this Agreement on behalf of the Acquired Entities.

(e) Good Standings. The Contributors’ Representative, on behalf of the Contributors, shall have delivered to the Partnership certified copies of the Acquired Entities’ certificates of limited partnership, as of the most recent practicable date, and a certificate of existence and good standing for each of the Acquired Entities, as of the Closing Date, issued by the Secretary of State of Oklahoma.

(f) FIRPTA Certificates. A certificate for each Contributor in the form specified in Treasury Regulation Section 1.445-2(b)(2)(iv) that each Contributor is not a “foreign person” within the meaning of Section 1445 of the Code.

(g) Transaction Documents. The Contributors shall have executed and delivered to the Partnership their signature pages to each of the Assignment and Assumption of Excluded Assets and the Assignments.

(h) Mineral and Royalty Deeds; NPI Conveyance. The Contributors’ Representative shall have delivered to the Partnership signature pages (i) executed by HHC to the HHC Conveyance, (ii) executed by TBC to the TBC Conveyance and (iii) executed by HHC to the NPI Conveyance.

(i) Due Diligence. In consideration of the time and expense to be incurred by the Partnership in connection with the transactions contemplated hereby, the due diligence investigation of the Partnership with respect to the Subject Interests, the Acquired Entities and Properties, in each such case, solely as it relates to those matters specifically identified and described on Schedule 7.3(i), shall have been completed to the satisfaction of the Partnership, in its sole discretion, including but not limited to confirmation of the accuracy of the representations and warranties contained in ARTICLE 3 and ARTICLE 4 of this Agreement; provided that this condition shall be deemed satisfied to the extent that the Contributors’ Representative, on behalf of the Contributors, agrees that the matters of due diligence with respect to which the Partnership is not satisfied are included in the definition of Retained Liabilities, so long as the Partnership does not reasonably expect, based on the circumstances known to the Partnership at the time of such deemed satisfaction of this Section 7.3(i), that aggregate Losses arising from or resulting from such matters could exceed the Holdback Amount.

(j) Office Lease. The Partnership shall have received an executed amendment to the Office Lease deleting Section 19.1 and 19.2 of the current Office Lease, and otherwise in the form and substance reasonably acceptable to the Partnership.

(k) Termination of Employment Agreements. The Partnership shall have received evidence of termination of the Contracts set forth on Schedule 4.13(n) in a form acceptable to the Partnership in its sole discretion, and the Partnership shall have received releases in favor of HHC from the employees that are party to such Contracts, in a form acceptable to the Partnership in its sole discretion.

(l) Amendment of TBC Partnership Agreement. The TBC Partnership Agreement shall be amended by an amendment in form and substance reasonably satisfactory to the Partnership.

(m) Amendment of HHC Partnership Agreement. The HHC Partnership Agreement shall be amended by an amendment in form and substance reasonably satisfactory to the Partnership.

(n) Contributed Cash. The Partnership shall have received payment of the Contributed Cash.

(o) Bank Signatories. The Partnership shall have received evidence satisfactory to it that the bank accounts held by the Acquired Entities and into which all cash proceeds arising from or attributable to the Properties have been historically deposited have been transferred under the control of the Partnership or the Acquired Entities, as directed by the Partnership, with new signature authorities, as directed by the Partnership.

ARTICLE 8

PRODUCTION, PROCEEDS, EXPENSES AND TAX MATTERS

8.1 Division of Ownership. After the Closing, any proceeds received by the Contributors attributable to the Business, from whatever source, including, without limitation, any bonuses, delay rentals, royalty payments, overriding royalty payments and shut-in royalty payments (collectively herein called the “Partnership-Entitled Production and Proceeds”), shall, subject to Section 1.7 and Section 1.8, be owned by the Partnership, and should the Contributors receive payment for any such Partnership-Entitled Production and Proceeds, the Contributors shall within five Business Days after the end of each calendar month during which any such payments are received, either endorse and deliver to the Partnership any checks received by the Contributors attributable to such Partnership-Entitled Production and Proceeds or transfer any cash proceeds by wire transfer to an account designated by the Partnership.

8.2 Division of Expenses. Except as otherwise provided in Section 8.3 and as set forth in this Agreement, all costs and expenses incurred in connection with the Properties prior to the Reference Date shall be borne and timely paid by HOC pursuant to this Agreement.

8.3 Taxes.

(a) Tax Related Indemnity Payments. HOC or the Contributors, as applicable, shall timely pay all of the Excluded Taxes under subsection (a) of the “Excluded Taxes” definition, and shall indemnify and hold the Partnership and its Affiliates harmless from all Excluded Taxes (including any applicable costs incurred in connection with such Excluded Taxes).

(b) Transfer Taxes. The Partnership shall be responsible for and shall pay 100% of all Transfer Taxes when due. The Partnership and its Affiliates, the Acquired Entities, and HOC shall cooperate to obtain all available exemptions from the foregoing Transfer Taxes.

(c) Apportionment of Taxes. With respect to Taxes (other than income Taxes) of the Acquired Entities (including Taxes attributable to the Properties), HOC or the Contributors, as applicable, shall bear all Taxes for any Pre-Effective Tax Period, and the Partnership and its Affiliates shall bear all Taxes (other than Excluded Taxes) for any Post-Effective Tax Period. If any Tax (other than an Excluded Tax) or Tax refund relates to a period that begins before and ends after the Reference Date, HOC and the Partnership and its Affiliates shall use the following conventions for determining the portion of such Tax (or Tax refund) that relates to a Pre-Effective Tax Period and which relates to a Post-Effective Tax Period: (A) production or severance Taxes that are attributable to the severance or production of hydrocarbons shall be deemed allocated to the period in which the relevant severance or production occurred; (B) in the case of Property Taxes and other similar Taxes imposed on a periodic basis, the amount of such Taxes (or Tax refunds) attributable to the Pre-Effective Tax Period shall be determined by multiplying such Taxes for the entire period by a fraction, the numerator of which is the number of calendar days in the portion of the period ending on the Reference Date and the denominator of which is the number of calendar days in the entire period, and the remaining amount of such Taxes (or Tax refunds) shall be attributable to the Post-Effective Tax Period; and (C) in the case of all other Taxes, the amount of Taxes (or Tax refunds) attributable to the Pre-Effective Tax Period shall be determined as if a separate return was filed for the period ending as of the end of the day on the Reference Date using a “closing of the books methodology,” and the remaining amount of the Taxes (or Tax refunds) for such period shall be attributable to the Post-Effective Tax Period; provided, however, that for purposes of clause (C), exemptions, allowances, or deductions that are calculated on an annual basis (including depreciation and amortization deductions) shall be apportioned between the Pre-Effective Tax Period and the Post-Effective Tax Period in proportion to the number of days in each such period. For the avoidance of doubt, and notwithstanding any other provision of this Agreement to the Contrary: (X) the Contributors shall bear (i) all income Taxes attributable to the Acquired Entities or the Properties or allocable to the Contributors from the Acquired Entities for all periods ending on or prior to the Closing Date (including such income Taxes allocable to the Contributors on the final IRS Form 1065 for the period ending on the Closing Date filed by the Acquired Entities) and (ii) all income Taxes imposed by applicable Law on the Contributors or their direct or indirect owners resulting from the transactions contemplated by this Agreement; and (Y) each party to this Agreement shall be responsible for their own federal, state and local income Tax liabilities (including any party’s allocable share of any “imputed underpayment” as defined in Section 6225 of the Code).

(d) Tax Returns. HOC shall be responsible for the preparation and timely filing of any Tax Returns with respect to Taxes required to be filed before the Closing Date. The Partnership and its Affiliates shall be responsible for the preparation and timely filing of any Tax Returns with respect to Taxes required to be filed on or after the Closing Date. Each of the Acquired Entities shall timely file a final IRS Form 1065 for the Tax year ending on the Closing Date reporting and allocating all items of income, gain, credit, deduction, and loss for such Tax year thereon and report each partner’s allocable share of such items on IRS Schedule K-1.

(e) Tax Refunds. All refunds or credits for Taxes for any Excluded Tax and for any Transfer Tax shall be for the sole benefit of the Contributors; provided, however, that to the extent the Partnership or any of its Affiliates incurs an Excluded Tax or Transfer Tax and is not indemnified for such Excluded Tax or Transfer Tax, refunds or credits of such Excluded Tax or Transfer Tax shall be for the sole benefit of the Partnership and its Affiliates. To the extent that the Partnership or any of its Affiliates receives a refund or credit that is for the benefit of the Contributors, the Partnership or the applicable Affiliate shall pay such refund or the value of the credit (net of all out of pocket expenses and costs and Taxes incurred in obtaining such refund) to HOC (on behalf of the Contributors) within five Business Days. All refunds or credits for Taxes relating to the Properties for a Post-Effective Tax Period that are not Excluded Taxes shall be for the sole benefit of the Partnership and its Affiliates. To the extent that the Contributors receive a refund or credit for a Tax that is for the benefit of the Partnership or any of its Affiliates, the Contributors shall pay such refund or the value of the credit (net of all reasonable out of pocket expenses and costs and Taxes incurred in obtaining such refund) to the Partnership or the applicable Affiliate within five Business Days.

(f) Tax Cooperation; Tax Audits. The Partnership, its Affiliates, and HOC shall: (i) assist in the preparation and timely filing of any Tax Return (including any claim for a Tax refund) relating to the Acquired Entities or the Properties; (ii) assist in any audit or other proceeding with respect to Taxes or Tax Returns relating to the Acquired Entities or the Properties; (iii) make available any information, records, or other documents relating to any Taxes or Tax Returns relating to the Acquired Entities or the Properties; (iv) provide any information required to allow the other party to comply with any information reporting or withholding requirements contained in the Code or other applicable Tax Laws; and (v) provide certificates or forms, and timely execute any Tax Return that are necessary or appropriate to establish an exemption for (or reduction in) any Transfer Tax. Without limiting the foregoing, on or prior to the Closing, HOC shall provide to the Partnership a schedule that sets forth the estimated adjusted tax basis in each Contributed Asset (as determined immediately prior to Closing) (the “Tax Basis Schedule“), which HOC and the Partnership shall work in good faith to finalize as soon as reasonably practicable following the Closing. HOC shall control and bear the cost of any audit or contest relating to any of the Acquired Entities or the Properties with respect to a Tax period (or portion thereof) ending on or before the Reference Date, and the Partnership shall control and bear the cost of any other Tax audit or contest. The party in control of an audit or controversy shall keep the other party informed of the status of the audit or controversy (including providing copies of correspondence and pleadings). Neither the Partnership nor HOC shall settle any audit or contest in a way that would in such party’s reasonable judgment adversely affect the other party without the other party’s written consent, which the other party shall not reasonably withhold. The Partnership and HOC shall each provide the other with all information reasonably necessary to conduct an audit or contest with respect to Taxes.

(g) Allocation for Tax Purposes. The parties shall agree to the value of the Subject Common Units and agree to an allocation of such agreed value among the Properties prior to the Closing Date (the “Allocation”). HOC, the Contributors and the Partnership shall report the transactions contemplated hereby on all Tax Returns, including, but not limited to, for purposes of future allocations under Section 704(c) of the Code, in a manner consistent with the Allocation. If, contrary to the intent of the parties hereto as expressed in this Section 8.3(g), any Taxing authority makes or proposes an allocation different from the Allocation, HOC, the Contributors and the Partnership shall cooperate with each other in good faith to contest such Taxing authority’s allocation (or proposed allocation); provided, however, that, after consultation with the party (or parties) adversely affected by such allocation (or proposed allocation), the other party (or parties) hereto may file such protective claims or Tax Returns as may be reasonably required to protect its (or their) interests.

(h) Section 754 Election. HOC shall cause the Acquired Entities to make an election under Section 754 of the Code for the taxable year of the Acquired Entities ending on the Closing Date.

ARTICLE 9

TERMINATION, AMENDMENT AND WAIVER

9.1 Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing in the following manner:

(a) By unanimous written consent of the parties hereto;

(b) By the Contributors (as elected by the Contributors’ Representative) or the Partnership, if:

(i) The Closing shall not have occurred on or before March 29, 2019, unless such failure to close shall be due to a material breach of this Agreement by the party seeking to terminate this Agreement pursuant to this Section 9.1(b)(i);

(ii) There shall be any Applicable Law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or a Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby, and such order, decree, ruling or other action shall have become final and nonappealable; or

(iii) On or before March 22, 2019, the Contributors’ Representative pays, in readily available funds, a Five Hundred Thousand Dollars ($500,000) termination fee to the Partnership.

(c) By the Contributors (as elected by the Contributors’ Representative), if (i) any of the representations and warranties of the Partnership contained in this Agreement shall not be true and correct such that the condition set forth in Section 7.2(a) would not be satisfied, or (ii) the Partnership shall have failed to fulfill in any material respect any of its material obligations under this Agreement, which failure is material to the obligations of such party under this Agreement, and, in the case of each of clauses (i) and (ii) of this Section 9.1(c), such misrepresentation, breach of warranty or failure (provided it can be cured) has not been cured within thirty (30) days of notice thereof by the Contributors.

(d) By the Partnership, if

(i) any of the representations and warranties of the Contributors contained in this Agreement shall not be true and correct such that the condition set forth in Section 7.3(a) would not be satisfied;

(ii) the Contributors shall have failed to fulfill in any material respect any of their material obligations under this Agreement, which failure is material to the obligations of such party under this Agreement, and, in the case of each of clauses (i) and (ii) of this Section 9.1(d), such misrepresentation, breach of warranty or failure (provided it can be cured) has not been cured within thirty (30) days of notice thereof by the Partnership; or

(iii) On or before March 22, 2019, the Partnership pays to the Contributors’ Representative in readily available funds, a Five Hundred Thousand Dollars ($500,000) termination fee.

9.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 9.1 by the Partnership or the Contributors (as elected by the Contributors’ Representative), (a) written notice thereof shall forthwith be given to the Partnership or the Contributors, as applicable, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall become void and have no effect, (b) in the case the Agreement is terminated pursuant to either Section 9.1(b)(iii) or 9.1(d)(iii), such terminating party’s delivery to the non-terminating party of Five Hundred Thousand Dollars ($500,000) in readily available funds shall be deemed liquidated damages hereunder; provided that the parties hereto agree that (i) a non-terminating party’s actual damages upon the event of any termination are difficult to ascertain with any certainty, (ii) the foregoing amount of damages is fair and reasonable estimate by the parties hereto of such aggregate damages of a non-terminating party and (iii) such liquidated damages do not constitute a penalty and (c) there shall be no liability hereunder on the part of any party hereto or the general partner of the Partnership, or any of their respective directors, managers, officers, employees, shareholders, unitholders, partners or representatives, except that the agreements contained in this ARTICLE 9 and ARTICLE 11 shall survive the termination hereof. Nothing contained in this Section 9.2 shall otherwise relieve any party from liability for damages actually incurred as a result of any breach of this Agreement.

9.3 Amendment. Any provision of this Agreement (including the Exhibits hereto) may be amended, to the extent permitted by law, prior to the Closing Date if, and only if, such amendment is in writing and signed by the parties hereto.

9.4 Waiver. Any of the parties to this Agreement may (a) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto or (b) waive compliance by the other parties with any of the other’s agreements or fulfillment of any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party. No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

ARTICLE 10

INDEMNIFICATION

10.1 Survival of Representations, Warranties, Covenants and Agreements. All of the representations and warranties of the Partnership in ARTICLE 2 and the Contributors in ARTICLE 3 and ARTICLE 4 shall survive the Closing and continue in full force and effect through and including the date that is eighteen (18) months immediately following the Closing Date; provided, that the representations and warranties in (a) Section 2.1 (Organization and Existence), Section 2.4 (Authority), Section 2.5 (Noncontravention) and Section 2.11 (Brokerage Fees) (collectively, the “Partnership Fundamental Reps”), Section 3.1 (Organization and Existence), Section 3.2 (Authority Relative to this Agreement; Ownership of the Subject Interests), Section 3.3 (Noncontravention), Section 3.4 (Governmental Approvals), and Section 3.6 (Brokerage Fees), Section 4.1 (Organization and Existence), Section 4.2 (Authority Relative to this Agreement), Section 4.3 (Noncontravention), Section 4.5(b) (Capitalization), Section 4.6 (Absence of Undisclosed Liabilities) and Section 4.30 (Brokerage Fees) (collectively, the “Contributors’ Fundamental Reps”) shall survive until the twentieth anniversary of the Closing Date, and (ii) Section 4.15 (Tax Matters) and Section 4.12 (Environmental Matters), Section 4.13 (Employment Matters) and Section 4.14 (Employee Benefit Matters) shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus sixty (60) days. All covenants and agreements contained in this Agreement shall survive the Closing until the twentieth anniversary of the Closing Date. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

10.2 Indemnification.

(a) Subject to Section 10.1 and Section 10.2(e), each Contributor hereby agrees to severally and not jointly indemnify, defend and hold the Partnership and its Affiliates and their respective directors, managers, officers, employees, stockholders, unitholders, members, partners, agents, attorneys, representatives, successors and assigns (collectively, the “Partnership Indemnified Parties”) harmless from and against, and pay to the applicable Partnership Indemnified Parties the amount of, any and all losses, liabilities, claims, obligations, deficiencies, demands, judgments, damages, interest, fines, penalties, claims, suits, actions, causes of action, assessments, awards, costs and expenses (including costs of investigation and defense and attorneys’ and other professionals’ fees and the cost of enforcing any right to indemnification hereunder), or any diminution in value, whether or not involving a third party claim (individually, a “Loss” and, collectively, “Losses”):

(i) based upon, attributable to or resulting from the failure of any of the representations or warranties made by such Contributor in ARTICLE 3 of this Agreement to be true and correct in all respects at and as of the date hereof and at and as of the Closing Date; and

(ii) based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of such Contributor under this Agreement or any Transaction Document.

(b) Subject to Section 10.1 and Section 10.2(e), HOC hereby agrees to indemnify, defend and hold the Partnership Indemnified Parties harmless from and against, and pay to the applicable Partnership Indemnified Parties the amount of, any and all Losses:

(i) based upon, attributable to or resulting from the failure of any of the representations or warranties made by HOC in this Agreement or the Transaction Documents to be true and correct in all respects at and as of the date hereof and at and as of the Closing Date;

(ii) based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of HOC under this Agreement or any Transaction Document; and

(iii) based upon, attributable to or resulting from the Retained Liabilities.

(c) Subject to Section 10.1 and Section 10.2(f), the Partnership hereby agrees to indemnify, defend and hold the Contributors and their Affiliates and their respective stockholders, members, partners, directors, managers, employees, agents, attorneys, representatives, successors and permitted assigns (collectively, the “Contributors’ Indemnified Parties“) harmless from and against, and pay to the applicable Contributors’ Indemnified Parties the amount of, any and all Losses:

(i) based upon, attributable to or resulting from the failure of any of the representations or warranties made by the Partnership in the Agreement or any Transaction Document to be true and correct in all respects at the date hereof and as of the Closing Date; and

(ii) based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the Partnership under the Agreement or any Transaction Document.

(d) The right to indemnification or any other remedy based on representations, warranties, covenants and agreements in the Agreement or the Transaction Documents shall not be affected by any investigation conducted at any time, or any Knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or agreement. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any such covenant or agreements, will not affect the right to indemnification or any other remedy based on such representations, warranties, covenants and agreements. The remedy of indemnification set forth in this ARTICLE 10 shall be in addition to any other remedies that any indemnified party may have under Applicable Laws (whether asserted in a proceeding at law or in equity).

(e) Notwithstanding anything to the contrary contained elsewhere in this Agreement, except for (i) claims for breaches of any of Contributor’s covenants contained in this Agreement, (ii) claims based on a breach of any Contributor Fundamental Reps, (iii) claims for indemnification for Excluded Taxes pursuant to Section 8.3(a) or claims for indemnification pursuant to Section 10.2(b)(iii), and (iv) claims for Fraud, it being acknowledged and agreed by the parties that the foregoing are not subject to the limitations contained in this Section 10.2(e):

(i) No Contributor (including HOC) shall be required to indemnify any Person under Section 10.2 for any individual Loss that does not exceed Twenty Thousand Dollars ($20,000), and such individual Loss may not be applied towards the Indemnity Deductible;

(ii) No Contributor (including HOC) shall have any liability for indemnification under Section 10.2 until and unless the aggregate amount of the liability for all Losses that are timely asserted by the Partnership exceeds a deductible amount equal to Two Hundred and Fifty Thousand Dollars ($250,000.00) (the “Indemnity Deductible”), after which point the Partnership (or the Partnership Indemnified Parties) shall be entitled to claim Losses in excess of the Indemnity Deductible; and

(iii) No Contributor (including HOC) shall be required to indemnify the Partnership (or the Partnership Indemnified Parties) for aggregate Losses in excess of Four Million Dollars ($4,000,000.00) (collectively, the “Cap”).

(f) Notwithstanding anything to the contrary contained elsewhere in this Agreement, except for (i) claims for breaches of any of the Partnership’s covenants contained in this Agreement, (ii) claims based on a breach of any Partnership Fundamental Reps and (iii) claims for Fraud, it being acknowledged and agreed by the parties that the foregoing are not subject to the limitations contained in this Section 10.2(f):

(i) The Partnership shall not be required to indemnify any Person under Section 10.2 for any individual Loss that does not exceed Twenty Thousand Dollars ($20,000), and such individual Loss may not be applied towards the Indemnity Deductible;

(ii) The Partnership shall not have any liability for indemnification under Section 10.2 until and unless the aggregate amount of the liability for all Losses that are timely asserted by the Contributors exceeds a deductible amount equal to the Indemnity Deductible, after which point the Contributors (or the Contributors’ Indemnified Parties) shall be entitled to claim Losses in excess of the Indemnity Deductible; and

(iii) The Partnership shall not be required to indemnify the Contributors (or the Contributors’ Indemnified Parties) for aggregate Losses in excess of the Cap.

10.3 Indemnification Procedures.

(a) A claim for indemnification for any matter not involving a third party claim may be asserted by notice to the party from whom indemnification is sought; provided that failure to so notify the indemnifying party shall not preclude the indemnified party from any indemnification which it may claim in accordance with this ARTICLE 10.

(b) In the event that any Proceedings shall be instituted or that any claim or demand shall be asserted by any third party in respect of which indemnification may be sought under Section 10.2 (“Third Party Claim”), the indemnified party shall promptly cause written notice of the assertion of any Third Party Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party. The failure of the indemnified party to give reasonably prompt notice of any Third Party Claim shall not release, waive or otherwise affect the indemnifying party’s obligations with respect thereto unless the indemnifying party can demonstrate actual loss and prejudice as a result of such failure. Subject to the provisions of this Section 10.3, the indemnifying party shall have the right, at its sole expense, to be represented by counsel of its choice and to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against by it hereunder; provided that the indemnifying party shall have acknowledged in writing to the indemnified party its unqualified obligation to indemnify the indemnified party as provided hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against by it hereunder, it shall within ten (10) days of the indemnified party’s written notice of the assertion of such Third Party Claim (or sooner, if the nature of the Third Party Claim so requires) notify the indemnified party of its intent to do so; provided that the indemnifying party must conduct its defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any Losses indemnified against by it hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Losses under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Third Party Claim. If the indemnified party defends any Third Party Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Third Party Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Third Party Claim, the indemnified party may participate, at his or its own expense, in the defense of such Third Party Claim; provided that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if (i) so requested by the indemnifying party to participate or (ii) in the reasonable opinion of counsel to the indemnified party a conflict or potential conflict exists between the indemnified party and the indemnifying party that would make such separate representation advisable; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel (plus any appropriate local counsel) for all indemnified parties in connection with any Third Party Claim. Each party hereto agrees to provide each other party with reasonable access to such documents and information as may reasonably be requested in connection with the defense, negotiation or settlement of any such Third Party Claim. Notwithstanding anything in this Section 10.3 to the contrary, neither the indemnifying party nor the indemnified party shall, without the written consent of the other party, which shall not be unreasonably withheld, settle or compromise any Third Party Claim or permit a default or consent to entry of any judgment unless the claimant (or claimants) and such party provide to such other party an unqualified release from all liability in respect of the Third Party Claim. If the indemnifying party makes any payment on any Third Party Claim, the indemnifying party shall be subrogated, to the extent of such payment, to all rights and remedies of the indemnified party to any insurance benefits or other claims of the indemnified party with respect to such Third Party Claim.

(c) After any final decision, judgment or award shall have been rendered by a Governmental Entity of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement, in each case with respect to an Third Party Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter and the indemnifying party shall pay all of such remaining sums so due and owing to the indemnified party by wire transfer of immediately available funds within twenty (20) Business Days after the date of such notice.

10.4 Other Indemnification Matters.

(a) Mitigation. In all situations arising out of this Agreement, the indemnified party shall use commercially reasonable efforts to avoid and minimize the Losses, and the indemnifying party shall not be required to indemnify, defend or hold harmless any indemnified party for any Losses that would reasonably be expected to have been avoided if such required efforts had been made. The indemnifying party shall reimburse the indemnified party for any costs and expenses incurred by the indemnified party in connection with avoiding or minimizing such Losses.

(b) Subrogation. To the extent any Contributor (including HOC) fully discharges any claim for indemnification by any Partnership Indemnified Parties for any matter for which an Acquired Entity would have a right to indemnification from a third party, such Contributor shall be subrogated to all rights of such Acquired Entity with respect to such matter.

(c) Insurance. Notwithstanding anything to the contrary contained herein, the amount of any Losses for which indemnification is provided under this ARTICLE 10 shall be reduced by any amounts actually recovered by the indemnified party seeking indemnification under this ARTICLE 10 under insurance policies (other than self-insurance arrangements) with respect to such Losses, net of the costs of collection of such insurance proceeds, any deductibles, retrospective premium adjustments and similar charges. Subject to the indemnified party’s commercially reasonable judgment, the indemnified party shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses prior to seeking indemnification under this Agreement; provided that the indemnified party shall have no obligation to initiate any Proceeding against a third party in connection therewith.

(d) Exclusive Remedy. From and after the Closing, and without limiting the liability or obligation of any party rights or remedies in the event of Fraud, the remedies of the parties specifically provided for by this Agreement shall be the sole and exclusive remedies of the parties for any breach of the terms and provisions of this Agreement (including any representations and warranties set forth herein).

(e) Special Damages. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NO PARTY SHALL, UNDER ANY CIRCUMSTANCE, HAVE ANY LIABILITY TO ANY OTHER PARTY FOR ANY CONSEQUENTIAL (EXCEPT IN CONNECTION WITH A BREACH OF SECTION 6.4), EXEMPLARY OR PUNITIVE DAMAGES CLAIMED BY SUCH OTHER PARTY UNDER THE TERMS OF OR DUE TO ANY BREACH OR NON PERFORMANCE OF THIS AGREEMENT BY SUCH PARTY UNLESS (I) SUCH DAMAGES ARE INCLUDED IN A THIRD PARTY CLAIM OR (II) SUCH DAMAGES ARE INCURRED BY AN INDEMNIFIED PARTY AS A RESULT OF OR IN CONNECTION WITH THE FRAUD OF THE INDEMNIFYING PARTY.

ARTICLE 11

MISCELLANEOUS

11.1 Notices. All notices, requests, demands and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service or (d) sent by telecopy or facsimile transmission, answer back requested, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

(i) If to the Contributors, to the Contributors’ Representative:

Huffman Oil Company, L.L.C.

Attn: Huston Huffman, Jr.

6619 Hillcrest

Nichols Hills, Oklahoma 73116

with a copy to (which shall not constitute notice):

McAfee & Taft A Professional Corporation

10th Floor, Two Leadership Square

211 North Robinson

Oklahoma City, Oklahoma 73102-7103

Attention: Jeremy M. Black

Fax:      405.228.7489

(ii) If to the Partnership:

Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219

Attention: William Casey McManemin

Fax: 214.559.0933

with a copy to (which shall not constitute notice):

Thompson & Knight LLP

One Arts Plaza

1722 Routh Street, Suite 1500

Dallas, Texas 75201

Attention: Jesse E. Betts

Fax: 214.999.9240

Such notices, requests, demands and other communications shall be effective (x) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (y) if mailed, the date of delivery as shown by the return receipt therefor or (z) if sent by telecopy or facsimile transmission, when the answer back is received.

11.2 Contributors’ Representative.

(a) HOC is hereby appointed, authorized and empowered to act as the Contributors’ Representative for the benefit of the Contributors and the Acquired Entities, as the exclusive agent and attorney-in-fact, with power of substitution, to act on behalf of each of the Contributors, in connection with and to facilitate the consummation of the transactions by this Agreement and the other Transaction Documents, which shall include the power, authority and discretion:

(i) on behalf of such Contributor, to enter into amendments to this Agreement and to execute and deliver any other Transaction Documents (with such modifications or changes therein as to which the Contributors’ Representative, in his sole discretion, shall have consented), and to agree to such amendments or modifications thereto as the Contributors’ Representative, in its sole discretion, determines to be desirable, in each case, whether before or after the Closing;

(ii) on behalf of such Contributor, to execute and deliver such waivers and consents in connection with this Agreement and any Transaction Documents and to perform the consummation of the transactions contemplated hereby and thereby as the Contributors’ Representative, on behalf of the Contributors, in his sole discretion, as he may deem necessary or desirable; and

(iii) on behalf of such Contributor, to make, execute, acknowledge and deliver all such other agreements, guarantees, orders, receipts, endorsements, notices, requests, instructions, certificates, stock powers, letters and other writings, and, in general, to do any and all things and to take any and all action that the Contributors’ Representative, in his sole and absolute discretion, may consider necessary or proper or convenient in connection with or to carry out the transactions contemplated by this Agreement and the other Transaction Documents, and all other agreements, documents or instruments referred to herein or therein or executed in connection herewith and therewith.

(b) All of the powers granted to the Contributors’ Representative under this Agreement shall survive the Closing Date and/or any termination of this Agreement.

(c) The Partnership, the Acquired Entities and the Partnership Indemnified Parties shall have the right to rely upon all actions taken or omitted to be taken by the Contributors’ Representative pursuant to this Agreement, all of which actions or omissions shall be legally binding upon the Contributors. The Partnership, the Acquired Entities and the Partnership Indemnified Parties are entitled to deal exclusively with the Contributors’ Representative on all matters relating to this Agreement and the other Transaction Documents. Any action taken or not taken or decisions, communications or writings made, given or executed by the Contributors’ Representative, for or on behalf of any Contributor, shall be deemed an action taken or not taken or decisions, communications or writings made, given or executed by such Contributor. Any notice or communication delivered by the Partnership to the Contributors’ Representative shall be deemed to have been delivered to all Contributors.

(d) Notwithstanding anything to the contrary set forth herein, no Partnership Indemnified Party shall be liable for any Loss to any Contributor, for any action taken or not taken by the Contributors’ Representative or for any act or omission taken or not taken in reliance upon the actions taken or not taken or decisions, communications or writings made, given or executed by the Contributors’ Representative, including any failure of the Contributors’ Representative to distribute, or to distribute or subdivide in the correct amounts, any payments made to the Contributors’ Representative by the Partnership for distribution to any Contributor, among the Contributors or any other Person; it being understood that once the Partnership has made such a payment to the Contributors’ Representative for distribution to any Contributor, among the Contributors or to such other Person, such payment shall constitute a complete discharge of the relevant payment obligation of the Partnership.

(e) The grant of authority provided for herein (i) is coupled with an interest and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Contributor, and (ii) shall survive the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

11.3 Entire Agreement. This Agreement, together with the schedules, exhibits, the other Transaction Documents and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

11.4 Binding Effect; Assignment; Third Party Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (by operation of law or otherwise) without the prior written consent of the other parties. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

11.5 Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by Applicable Law.

11.6 Governing Law; Consent to Jurisdiction.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF TEXAS IN EACH CASE LOCATED IN THE CITY OF DALLAS, TEXAS AND COUNTY OF DALLAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.6(c).

11.7 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement and shall not affect in any manner the meaning or interpretation of this Agreement.

11.8 Gender. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

11.9 References. All references in this Agreement to Articles, Sections and other subdivisions refer to the Articles, Sections and other subdivisions of this Agreement unless expressly provided otherwise. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Whenever the words “include,” “includes” and “including” are used in this Agreement, such words shall be deemed to be followed by the words “without limitation.” Each reference herein to a schedule or exhibit refers to the item identified separately in writing by the parties hereto as the described schedule or exhibit to this Agreement. All schedules and exhibits are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

11.10 Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto. Facsimile, .pdf or other electronic transmission of copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof. Notwithstanding anything to the contrary, this Agreement shall not be deemed executed by, or enforceable against, any Person executing this Agreement until all Persons set forth on the signature pages hereto have executed this Agreement.

11.11 Injunctive Relief. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to seek specific performance of the provisions of this Agreement.

11.12 Amendment. Any provision of this Agreement (including the Exhibits hereto) may be amended, to the extent permitted by law, if, and only if, such amendment is in writing and signed by the parties hereto.

11.13 Waiver. Any of the parties to this Agreement may (a) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto or (b) waive compliance by the other parties with any of the other’s agreements or fulfillment of any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party. No failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

ARTICLE 12

DEFINITIONS

12.1 Certain Defined Terms. As used in this Agreement, each of the following terms has the meaning given it below:

“Active Prospects” shall mean those oil and gas prospects of the Acquired Entities described on Schedule 12.1.

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such person.

“Applicable Environmental Law“ shall mean all Applicable Laws pertaining to the protection of the environment (e.g., prevention of pollution and remediation of contamination) and human health and safety, including, without limitation, the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Clean Water Act, 33 U.S.C. § 1251 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2702 et seq.; the Marine Protection, Research, and Sanctuaries Act, 33 U.S.C. § 1401 et seq.; the National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; the Noise Control Act, 42. U.S.C. § 4901 et seq.; the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq.; the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. § 6901 et seq., as amended by the Hazardous and Solid Waste Amendments of 1984; the Safe Drinking Water Act, 42 U.S.C. § 300f et seq.; the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. § 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Atomic Energy Act, 42 U.S.C. § 2011 et seq.; and the Nuclear Waste Policy Act of 1982, 42 U.S.C. § 10101 et seq.; and all analogous applicable state and local Applicable Laws, including, without limitation, Tex. Nat. Res. Code, Title 3 (Oil and Gas) and 16 Tex. Admin. Code. pt. 1 (Railroad Commission of Texas).

“Applicable Law” shall mean any federal, state, local, or municipal statute, law, common law, constitution, ordinance, rule or regulation or any judgment, order, writ, injunction or decree of any Governmental Entity, or any treaty or other legally enforceable directive or requirement, to which a specified person or property is subject.

“Basic Documents” shall mean (a) all Oil and Gas Leases, and (b) all contracts and agreements that are reasonably necessary to own, explore, develop, operate, maintain or use the Properties in the manner in which they are currently being owned, explored, developed, operated, maintained or used and in accordance with the prudent practices of the oil and gas industry; provided however that “Basic Documents” shall not include that portion of contracts or agreements which relate to the ownership and operation of the surface of the Properties.

“Benefit Plan” means each (i) “employee benefit plan,” as defined in Section 3(3) of ERISA, and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, employment, consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid-time off, holiday, welfare and fringe benefit plan, program, contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen or terminated), in any case, sponsored, maintained, contributed to, or required to be contributed to, by the Acquired Entities or any ERISA Affiliate or under which the Acquired Entities or any ERISA Affiliate has any actual or contingent liability.

“Business” shall mean the businesses conducted by HHC and TBC.

“Business Day” shall mean a day on which banks are open for the transaction of business in Dallas, Texas.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Unit” shall mean a Common Unit, as defined in the Partnership Agreement.

“Confidentiality Agreement” shall mean that certain Mutual Nondisclosure Agreement dated November 5, 2018 between the Partnership and HHC.

“Contract” shall mean any legally binding oral or written agreement, commitment, lease guaranty, license or contract.

“Contributors’ Fundamental Reps” shall have the meaning set forth in Section 10.1.

“Contributed Cash” shall mean the aggregate amount of net cash receipts (i) received by the Acquired Entities, (ii) attributable to the Properties (and not the Excluded Assets), and (iii) received as proceeds of any asset sales (other than the Excluded Assets) of the Acquired Entities (less reasonable and customary expenses related to selling such assets), in each case during the period beginning on the Reference Date and ending on the Closing Date.

“Defensible Title” shall mean title of an Acquired Entity to a Property that is deducible of record either from the records of the applicable county clerk and recorder or, the applicable office of Bureau of Land Management, or from the records of the applicable state land office, or from some combination of the foregoing official records, subject to and except for Permitted Encumbrances.

“Disclosure Schedules” shall mean the schedules attached hereto.

“Disposal” shall mean disposal as defined under RCRA § 103(3), 42 U.S.C. § 6903(3).

“Encumbrances” shall mean liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition or otherwise), easements and other encumbrances of every type and description, whether imposed by law, agreement, understanding or otherwise, but specifically excluding the Permitted Encumbrances.

“Environmental Condition” shall mean any event occurring or condition existing prior to the Closing Date with respect to the Real Properties or the Properties, or a Hazardous Materials Release or Disposal on or to the environment at or from any Real Properties or the Properties, any of which has caused or may later cause any Property to be subject to Remediation under, or not to be in compliance with, any Applicable Environmental Law.

“Environmental Liability” shall mean any cost, damage, expense, liability, obligation, or other responsibility arising from or under either an Applicable Environmental Law or relating to an Environmental Condition or Remediation of an Environmental Condition.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” shall mean any corporation, trade, business or entity under common control with either HHC or TBC, within the meaning of Section 414(b), (c) or (m) of the Code or Section 4001 of ERISA.

“Excluded Taxes” shall mean (a) the following Taxes: (i) all income Taxes that relate to the Properties, the Acquired Entities or any employee of the Contributors or the Acquired Entities for any Pre-Effective Tax Period; (ii) all Taxes of, or imposed on, the Contributors that are unrelated to the Acquired Entities or the Properties; (iii) all income, franchise, net worth or similar Taxes of, allocable to, or imposed on, the Contributors (including to the extent related to the Properties, the Acquired Entities, the General Partner, the Business or any employees or independent contractors of the Acquired Entities, the General Partner, or the Contributors); and (iv) any “imputed underpayment” within the meaning of Section 6225 of the Code imposed on the Acquired Entities or the General Partner for any taxable year (or portion thereof) ending on or prior to the Closing Date; and (b) any Liability of the Partnership for any Taxes referred to in clause (a) whether imposed directly, as a transferee or successor, pursuant to joint and/or several liability, pursuant to a Contract, by an obligation to withhold or otherwise.

“Fraud” shall mean a misrepresentation made with knowledge that such misrepresentation was false when made or shall mean a failure to state a material fact to make statements made not misleading. Fraud does not include a negligent misrepresentation or omission, or knowledge of the fact that the Person making such misrepresentation does not have sufficient information to make the statement contained in the misrepresentation, but which is nevertheless made as a matter of contractual risk allocation between the Parties.

“General Partner” shall mean, as to HHC, HOC, and as to TBC, the TBC GPs.

“Governmental Entity” shall mean any court or tribunal in any jurisdiction (domestic or foreign) or any public, governmental, or regulatory body, agency, department, commission, board, bureau or other authority or instrumentality (domestic or foreign).

“Hazardous Materials” shall mean any (i) chemical, constituents, material, pollutant, contaminant, substance or waste that is regulated by any Governmental Entity or may form the basis of liability under any Applicable Environmental Law; (ii) asbestos containing material, lead-based paint, polychlorinated biphenyls, or radon; and (iii) petroleum, Oil and Gas, or petroleum products.

“HHC Partnership Agreement” shall mean that certain Amended and Restated Limited Partnership Agreement of HHC dated January 1, 2002, by and among the persons on the signature pages thereto.

“Indebtedness” means all (a) indebtedness for money borrowed, (b) indebtedness that is guaranteed, directly or indirectly, in any manner by such Person or for which such Person may be liable, (c) interest expense accrued but unpaid on or relating to any indebtedness, (d) indebtedness evidenced by any note, bond, debenture or other debt security, (e) liabilities or obligations payable to a third party for the property or services provided by or performed by such third party, in each such case and with respect to which such Person is liable, as obligor or otherwise, including any earnout or other deferred purchase price liabilities, other than liabilities set forth on an oil and gas joint interest billing invoice received by the Acquired Entities after the Closing Date, (f) capital leases as determined under GAAP, and any accrued interest, prepayment premiums or penalties related thereto, (g) unfunded obligations for deferred compensation (including arising from a Benefit Plan) for any officer, director or employee of such Person that are required to be accrued for as a pension liability in accordance with GAAP, and (h) arranging fees, administrative fees, interest payments, repayment premiums or penalties, late fees, default fees, related expenses, commitment and other fees, sale or liquidity participation amounts, reimbursements, costs of collection, indemnities and other amounts which would be payable in connection with or relating to any other indebtedness described in this definition.

“IRS” shall mean the Internal Revenue Service of the United States.

“Knowledge of such Contributor” shall be, as to such Contributor, the knowledge, upon reasonable due inquiry, of (i) if such Contributor is an individual, such individual, and (ii) if such Contributor is a trust, such Contributor’s trustee(s), and (iii) if such Contributor is an entity, such Contributor’s governing body.

“Knowledge of HOC” or similar language referencing the “Knowledge” of HOC, shall be the knowledge, upon reasonable due inquiry, of Huston Huffman, Jr., David Eckart and Rick Clark.

“Knowledge of the Partnership” shall be the knowledge, upon reasonable due inquiry, of William Casey McManemin, Bradley J. Ehrman and Leslie A. Moriyama.

“Lessee” shall mean any lessee under any Oil and Gas Lease.

“Material Adverse Effect“ shall mean with respect to any person, property or asset any adverse change or adverse condition in or relating to the financial condition of such person, including its subsidiaries, property, business or assets that is material to such person, its subsidiaries, property or asset; provided that any prospective change or changes in the conditions listed above or relating to or resulting from (i) the transactions contemplated by this Agreement (or the announcement of such transactions), (ii) any change or changes in the prices of oil, gas, natural gas liquids or other hydrocarbon products or (iii) general economic conditions or local, regional, national or international oil and gas industry conditions, shall not be deemed to constitute a Material Adverse Effect.

“Material Contract” means any Contract which is one or more of the following types:

(a) Contracts that can reasonably be expected to result in gross revenue to either Acquired Entity per fiscal year in excess of One Hundred Thousand Dollars ($100,000.00);

(b) Contracts that can reasonably be expected to result in expenditures from Company per fiscal year in excess of Fifty Thousand Dollars ($50,000.00);

(c) Contracts with any Affiliate of any of Contributor or Acquired Entity that will not be terminated at or prior to Closing;

(d) Contracts that are participation agreements, exploration agreements, development agreements, joint operating agreements, unitization agreements, pooling agreements, communitization agreements or similar agreements;

(e) To the extent any obligations are currently pending, Contracts of either Acquired Entity to sell, lease, farmout, exchange or otherwise dispose of all or any part of the Properties;

(f) Contracts with any remaining drilling or development obligations on the part of either Acquired Entity;

(g) Contracts containing any area of mutual interest agreements or similar provisions;

(h) Contracts for the gathering, treatment, processing, storage or transportation of Hydrocarbons;

(i) Contracts that are seismic agreements or commitments to acquire, generate or develop seismic, or similar agreements;

(j) Contracts for the lease or rental to either Acquired Entity of personal property that are not cancellable without penalty on ninety (90) days or less prior written notice;

(k) Contracts that contain a non-compete agreement or otherwise purport to limit or prohibit the manner in which, or the locations in which, either Acquired Entity may conduct the Business or any activities;

(l) Contracts providing for any call upon, option to purchase or similar rights with respect to the Properties or to the production therefrom or the processing thereof;

(m) Contracts under which any Indebtedness has been directly or indirectly created, incurred, assumed or guaranteed, guarantees, loan or credit agreements, sale and leaseback agreements, purchase money obligations incurred in connection with the acquisition of property, mortgages, pledge agreements or security agreements;

(n) Contracts requiring or accelerating a payment thereunder upon the consummation of the transactions evidenced by this Agreement for which either Acquired Entity will have any liability, obligation or responsibility;

(o) To the extent any obligations are currently pending, Contracts with any current or former officer, director, stockholder, employee or contractor of either Acquired Entity;

(p) Contracts with a Governmental Entity;

(q) Contracts in which the primary purpose relates to indemnity obligations (including material environmental indemnity obligations) in favor of a third party;

(r) Employment agreements, offer letters or similar Contracts that provide for annual payments or annualized base compensation in excess of Fifty Thousand Dollars ($50,000), any collective bargaining agreement or Contracts with any labor union, association or other employee representative organization relating to any employee of either Acquired Entity;

(s) any partnership, joint venture, limited liability company agreement or substantially similar Contract to which either Acquired Entity is a party; and

(t) Contracts that are an operations and management agreement or similar Contracts related to the Assets.

“Office Lease” shall mean that certain Commercial Lease dated January 5, 1993, by and between North Robinson Investments, LLC, as landlord, and HHC, as tenant, as amended by that certain First Amendment to Lease dated April 13, 1998, as further amended by that certain Second Amendment to Lease dated July 9, 2003, as further amended by that certain Third Amendment to Lease dated December 23, 2005, as further amended by that certain Fourth Amendment to Lease dated May 3, 2006, and as further amended by that certain Fifth Amendment to Office Lease dated May 1, 2016.

“Oil and Gas” shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid hydrocarbons, associated gases, vaporous substances or minerals.

“Oil and Gas Lease” shall mean an Oil and Gas lease relating to the Properties and the real and personal property related thereto.

“Other Minerals” shall mean sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value whether or not generally produced from a wellbore in conjunction with the production of Oil and Gas.

“Partnership Agreement” shall mean the Amended and Restated Partnership Agreement of the Partnership, as currently in effect.

“Partnership-Entitled Production and Proceeds“ shall mean any bonuses, delay rentals, royalty payments, overriding royalty payments and shut-in royalty payments, other than Production attributable to periods prior to the Reference Date and for which the Contributors have received payment after the Reference Date.

“Partnership Fundamental Reps” shall have the meaning set forth in Section 10.1.

“Partnership GP” shall mean Dorchester Minerals Management LP, a Delaware limited partnership.

“Permits” shall mean licenses, permits, franchises, consents, approvals, variances, exemptions, waivers and other authorizations of or from Governmental Entities or pursuant to any Applicable Law or Environmental Applicable Law.

“Permitted Encumbrances“ shall mean (i) liens for Taxes not yet due and payable, (ii) statutory liens (including materialmen’s, mechanic’s, repairmen’s landlord’s, and other similar liens) arising in connection with the ordinary course of business securing payments not yet due and payable, and (iii) any lien, encumbrance, defect, or other matter that would not result in an Acquired Entity holding good title thereto, in each case, related to a Property in which revenue has regularly been paid to such Acquired Entity with respect thereto without written complaint for a period in excess of ten (10) years prior to the Closing Date.

“Person” (whether or not capitalized) shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization or Governmental Entity.

“Post-Effective Tax Period” means any Tax period (or portion of a Tax period) beginning on or after the day immediately following the Reference Date.

“Pre-Effective Tax Period” means any Tax period (or portion of a Tax period) ending on or before the Reference Date.

“Proceedings” shall mean all proceedings, actions, claims, suits, investigations and inquiries by or before any arbitrator or Governmental Entity.

“Properties” shall mean all of the right, title and interest of each Acquired Entity in and to all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible and wherever situated), including, without limitation, the minerals and royalties set forth on Exhibit G and the HHC Working Interests.

“Property Tax” shall mean any ad valorem, property (real, personal or mixed) or similar Tax.

“reasonable best efforts“ shall mean a party’s best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

“Records” shall mean all data, files or records in the control or possession of the Contributors pertaining to the ownership of the Business, including but not limited to all abstracts of title, accounting records, Property Tax records or other Tax records relating to the Properties, financial reports and projections, escrow reports, books, contract files, division order files, documents evidencing the prices currently being paid for production, engineering data, geological and geophysical reports, lease files, logs, maps, pressure data, production records, supplemental abstracts of title, title curative materials, title opinions, title reports, notices, evidence of payment, correspondence, banking and cash receipts, invoices, check receipt detail and other data related to the Properties; provided, however, that “Records” shall not include any of the foregoing to the extent that portion of such records relate to the ownership and operation of the surface of the Properties.

“Reference Date” shall mean January 1, 2019.

“Release” shall mean release as defined under CERCLA § 101(22), 42 U.S.C. § 9601(22).

“Remediate” or “Remediation” shall mean any action or work taken to remove or otherwise remedy any Environmental Condition, including (i) any survey, site assessment, audit, investigation, inspection, sampling, analysis, removal, excavation, pump and treat, cleanup, abatement, corrective action, remediation, Disposal, storage, handling, or treatment required under any Applicable Environmental Law and (ii) any action required to bring any Real Properties or Properties into compliance with any Applicable Environmental Law.

“Retained Liabilities” mean all of the obligations and liabilities of each Acquired Entity, known or unknown, to the extent directly arising out of or resulting from (a) any Indebtedness of such Acquired Entity, (b) the Excluded Assets or the ownership or disposition thereof, (c) an ownership interest in any other Person, (d) actions or omissions of an Acquired Entity prior to the Closing pursuant to any Material Contract required to be disclosed to the Partnership by HOC pursuant to the terms of this Agreement and that HOC failed to specifically disclose to the Partnership, (e) any third party written claim or Proceeding existing as of the Closing and to which HOC had Knowledge and that HOC failed to specifically disclose to the Partnership, (f) any business conducted by either Acquired Entity other than the business of owning royalties, minerals, or working interests in oil and gas properties or infrastructure related thereto or (g) Transaction Costs.

“Tax” shall mean (a) any and all taxes, assessments, charges, duties, fees, levies, imposts or other similar charges imposed by a Governmental Entity, including all income, franchise, profits, margins, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, real or personal property, excise, severance, windfall profits, customs, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental, alternative minimum, add-on, value-added, withholding and other taxes, assessments, charges, duties, fees, levies, imposts or other similar charges of any kind, and all estimated taxes, deficiency assessments, additions to tax, penalties and interest, whether disputed or otherwise, and (b) any liability of the Contributors, the Acquired Entities, or the General Partner for the payment of any amounts of the type described in clause (a) as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other Person as a successor, transferee, by contract, or otherwise.

“Tax Return” shall mean any report, return, election, document, estimated tax filing, declaration, claim for refund, extensions, information returns, or other filing with respect to any Taxes provided to any Governmental Entity including any schedules or attachments thereto and any amendment thereof.

“TBC GPs” shall mean HOC and Paul Malloy.

“TBC Partnership Agreement” means that certain Limited Partnership Agreement and Certificate of Formation of TBC, dated as of July 21, 1966, as amended by that certain Amended Limited Partnership Agreement and Certificate of Formation of TBC, dated September 7, 1977, as amended by that certain Second Amendment to Limited Partnership Agreement and Certificate of Formation of TBC, effective as of August 10, 1979, as amended by that certain Third Amendment to Limited Partnership Agreement and Certificate of Formation of TBC, effective as of April 1, 1980, as amended by that certain Fourth Amendment of Limited Partnership and Certificate of Formation of TBC, dated as of June 25, 2009.

“Transaction Costs” means the amounts paid or payable by either Acquired Entity for all out-of-pocket costs and expenses incurred in connection with the transactions contemplated by this Agreement, including (a) all fees and expenses for legal counsel, investment bankers, brokers, accounting firms, and other professional advisors, (b) any retention, bonus or similar compensatory amounts payable to any employees or service providers of either Acquired Entity that become payable by an Acquired Entity pursuant to an agreement with such Acquired Entity, a Contributor or any of their respective Affiliates solely as a result of the consummation of the transactions contemplated hereby and (c) any and all fees or payments (including transfer payments, make-whole payments, and other similar payments) that become payable by any Acquired Entity under any Contract, lease or other assets as a result of the consummation of the transactions contemplated hereby (including upon change of control of the Acquired Entities).

“Transaction Documents” shall mean this Agreement, the Assignments, the HHC Conveyance, the Assignment and Assumption of Excluded Assets and any document, agreement, instrument or certificate delivered pursuant hereto or in connection herewith.

“Treasury Regulations” shall mean the regulations promulgated by the United States Treasury Department under the Code.

“Transfer Application” shall have the meaning assigned to it in the Partnership Agreement.

“Transfer Tax” means all transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with the transactions contemplated under this Agreement.

“Unit” shall mean, collectively, a drilling, spacing, proration, production or enhanced recovery unit formed pursuant to a voluntary unitization, communitization or pooling agreement, or a drilling, spacing, proration, production or enhanced recovery unit formed under or pursuant to law, rule or regulation or other action of a regulatory body having jurisdiction.

12.2 Certain Additional Defined Terms. In addition to such terms as are defined in Section 12.1, the following terms are used in this Agreement as defined in the Sections set forth opposite such terms:

Defined Term	Section Reference

2018 Acquired Entities Financial Statements	Section 4.11(a)
2019 Interim Acquired Entities Financial Statements	Section 4.11(a)
Acquired Entities Financial Statements	Section 4.11(a)
Acquired Entity Historical Financial Statements	Section 6.12(a)
Acquired Entities	Introduction
Acquired HHC GP Interests	Introduction
Acquired HHC Interests	Introduction
Acquired HHC LP Interests	Introduction
Acquired Subject Interests	Introduction
Acquired TBC Interests	Introduction
Acquired TBC GP Interests	Introduction
Acquired TBC LP Interests	Introduction
Allocation	Section 8.3(g)
Agreement	Introduction
Assignment and Assumption of Excluded Assets	Section 1.5
Assignments	Section 1.4
Cap	Section 10.2(e)(iii)
Closing	Section 1.1
Closing Date	Section 1.1
Contribution and Exchange	Introduction
Contributor	Introduction
Contributors’ Indemnified Parties	Section 10.2(b)
DMOLP	Introduction

Defined Term	Section Reference

Employees	Section 4.13(a)
Estimated Contributed Cash	Section 1.7
Exchange Agent	Section 1.3
Excluded Assets	Section 1.5
Final Contributed Cash	Section 1.8(e)
Financial Statement 8-K	Section 6.12(a)
HHC	Introduction
HHC Conveyance	Section 7.2(e)
HHC Partnership Common Units	Introduction
HHC Working Interests	Introduction
HHC WI Properties	Section 6.1(b)
HOC	Introduction
Loss	Section 10.2(a)
NLRB	Section 4.13(f)
Notice of Disagreement	Section 1.8(b)
Partnership	Introduction
Partnership Common Units	Introduction
Partnership-Entitled Production and Proceeds	Section 8.1
Partnership Financial Statements	Section 2.7
Partnership GP	Section 2.3(a)
Partnership Indemnified Parties	Section 10.2(a)
Partnership Latest Balance Sheet	Section 2.7
Post-Closing Statement	Section 1.8(a)
Preliminary Statement	Section 1.7
Proposed Allocation	Section 3.8
SEC	Section 2.13
Securities Act	Section 2.13
Subject Partnership Common Units	Introduction
Subject Partnership Common Unit Allocation	Introduction
Tax Basis Schedule	Section 8.3(f)
Tax Treatment	Section 1.9
TBC	Introduction
TBC Partnership Common Units	Introduction
Third Party Claim	Section 10.3(b)
WARN	Section 4.13(l)

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representative thereunto duly authorized, as of the date first above written.

THE PARTNERSHIP:

DORCHESTER MINERALS, L.P.

By:	Dorchester Minerals Management LP,
its general partner

	By:	Dorchester Minerals Management GP LLC,
its general partner

		By:	/s/ William Casey McManemin
William Casey McManemin,
Chief Executive Officer and Manager

SIGNATURE PAGE TO

CONTRIBUTION AND EXCHANGE AGREEMENT

HHC:

H. HUFFMAN & CO., A LIMITED PARTNERSHIP

By:	Huffman Oil Co., L.L.C.,
its general partner

By:	/s/ Huston Huffman, Jr.
Name:	Huston Huffman, Jr.
Title:	Manager

TBC:

THE BUFFALO CO., A LIMITED PARTNERSHIP

By:	Huffman Oil Co., L.L.C.,
its general partner

By:	/s/ Huston Huffman, Jr.
Name:	Huston Huffman, Jr.
Title:	Manager

By:	/s/ Paul Malloy
Paul Malloy,
its general partner

HOC:

HUFFMAN OIL CO., L.L.C.

By:	/s/ Huston Huffman, Jr.
Huston Huffman, Jr.,
Manager

SIGNATURE PAGE TO

CONTRIBUTION AND EXCHANGE AGREEMENT

EXHIBIT B
HHC Working Interests

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

Prospect/Tract	Well Name	Section	Township	Range	County	St	Interest Type
Mon-Dak	3R #1-34H1	34	3N	4W	Garvin	OK	O
Morey	Addison 15-1	15	13N	7W	Canadian	OK	O
Long Canyon	Agate 11-11	11	34S	65W	Las Animas	CO	O, WI
Eureka	Albert 23-28-18 1H	23	28N	18W	Woods	OK	O
Eureka	Albert 23-28-18 2H	23	28N	18W	Woods	OK	O
Crawford	Alcatraz 1-5	5	6N	2W	McClain	OK	O, WI
Long Canyon	Aldo M 21-11	11	34S	65W	Las Animas	CO	O, WI
Long Canyon	Alf 13-33	33	34S	65W	Las Animas	CO	RI, O, WI
Morey	Alice Trickey 1	7	24N	5W	Garfield	OK	O
Long Canyon	Alidade 34-16	16	34S	65W	Las Animas	CO	RI, WI
Long Canyon	Alien 23-34	34	34S	65W	Las Animas	CO	RI, O, WI
Morey	Andover 1-C & 4-C	16	23N	9E	Osage	OK	WI
Morey	Andover 1D	16	23N	9E	Osage	OK	WI
East Marshall	Andrea 1-35CH	35	20N	4W	Garfield & Logan	OK	WI
Long Canyon	Angel 44-7	7	34S	64W	Las Animas	CO	RI, O, WI
Springer	Ann 1-13H	13	3S	1E	Carter	OK	O
Indian Creek	Ann 1-30 SWD	30	22N	19W	Woodward	OK	SWD
Springer	Ann 2-13H	13	3S	1E	Carter	OK	O
MDRC	Anna Wright 1-2	2	2N	4W	Stephens	OK	WI
HH Mineral	Annie Schmidt Gas Unit	35	8N	17W	Washita	OK	RI, O, WI
Long Canyon	Antler 44-10	10	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Appaloosa 1-3 (fka Fan 1-3)	3	27N	18W	Woods	OK	WI
Eureka	Appaloosa 2-3H	3	27N	18W	Woods	OK	WI
Long Canyon	April 32-21	21	34S	65W	Las Animas	CO	RI, WI
Long Canyon	Argon 43-31	31	33S	65W	Las Animas	CO	WI
Long Canyon	Arrowhead 41-9	9	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Arrowwood 12-6	6	35S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Athena 43-8	8	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Atlas 32-18	18	34S	64W	Las Animas	CO	RI, O, WI
Alf	Avard 1H-31	31	26N	12W	Alfalfa	OK	WI
Alf	Avard 2612 3H-31	31	26N	12W	Alfalfa	OK	WI
Alf	Avard 2612 4H-31	31	26N	12W	Alfalfa	OK	WI
Long Canyon	Babe 44-36	36	34S	65W	Las Animas	CO	RI, O, WI
Morey	Baker 1-20	20	12N	21W	Beckham	OK	O
Morey	Baker 1-22 ST-1	22	4N	7W	Grady	OK	O, WI
Long Canyon	Bambino 34-36	36	34S	65W	Las Animas	CO	RI, O, WI
N/A	Banks Unit Battery	6, 7, 8	6S	1W	Love	OK	WI
Long Canyon	Bar Ranch 31-21	21	34S	65W	Las Animas	CO	RI, WI
Matthiesen	Barbara 26-2	26	24N	2W	Noble	OK	WI
Matthiesen	Barbara 26-3	26	24N	2W	Noble	OK	WI
HH Mineral	Barber Gas Unit #1	6	28N	1E	Kay	OK	RI, WI
Morey	Barr 1-5H	5	24N	5W	Garfield	OK	O
Eureka	Bates 9-27-17 1H	9	27N	17W	Woods	OK	RI
Long Canyon	Batman 14-8	8	34S	64W	Las Animas	CO	RI, O, WI
Road Runner	Bayless #1 Re-Entry	1	5N	2W	McClain	OK	O, WI
Bonanza II	Beachner 1-12	12	8S	36W	Thomas	KS	WI
Bonanza II	Beachner 1-7	7	8S	35W	Thomas	KS	WI
Long Canyon	Bear Paw 32-19	19	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Beardslee 31-4	4	34S	65W	Las Animas	CO	WI
East Marshall	Beeby 1-34CH	34	20N	4W	Garfield & Logan	OK	WI
Eureka	Beehive 1-13	13	28N	18W	Woods	OK	WI
Eureka	Beehive 1-18 SWD	18	28N	17W	Woods	OK	SWD
Eureka	Beehive 1-24	24	28N	18W	Woods	OK	RI, WI
Road Runner	Beep Beep 1-7	7	5N	1W	McClain	OK	WI
Crawford	Bella 1-35	35	7N	3W	McClain	OK	WI
Bonanza II	Bellemy Farms 1-9	9	8S	35W	Thomas	KS	WI
Long Canyon	Belvedere 14-7	7	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Beringer 33-18	18	34S	64W	Las Animas	CO	RI, O, WI
Alf	Berry 2H-31 (fka Avard 2H-31)	31	26N	12W	Alfalfa	OK	WI
Long Canyon	BGR 12-11	11	34S	65W	Las Animas	CO	O, WI
Long Canyon	BGR 14-2	2	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	BGR 22-14	14	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	BGR 23-11	11	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	BGR 32-10	10	34S	65W	Las Animas	CO	O, WI
Long Canyon	BGR 41-16	16	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	BGR 43-3	3	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Big Cat Federal 44-1	1	34S	66W	Las Animas	CO	WI
Crawford	Big Mac 1-8	8	6N	2W	McClain	OK	O, WI
Long Canyon	Big Papi 34-26	26	34S	65W	Las Animas	CO	RI, O, WI
Bonanza II	Biggs 1-2	2	8S	36W	Thomas	KS	WI
Eureka	Bingo 1-2	2	27N	18W	Woods	OK	WI
Morey	Blanchard-Rizley 1-15	15	28N	25W	Harper	OK	WI
Morey	Blanchard-Rizley 2-15	15	28N	25W	Harper	OK	WI
Long Canyon	Blarney 21-27	27	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Bliss 19-28-18 1H	19	28N	18W	Woods	OK	O
Long Canyon	Bloop 32-8	8	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Blossom 33-8	8	34S	64W	Las Animas	CO	RI, O, WI
Morey	Bolch 1-35H	35	12N	10W	Canadian	OK	O
Long Canyon	Bonanza 21-35	35	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Bordeaux 42-2	2	35S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Border 21-3	3	35S	65W	Las Animas	CO	RI, O, WI
Eureka	Bouziden Trust 31-28-18 1H	31	28N	18W	Woods	OK	O
Otter	Box 1-5H	5	19N	3W	Logan	OK	WI
Morey	Brandon Dunes 36-1H	36	25N	6W	Grant	OK	O
Morey	Breckenridge 1	36	25N	6W	Grant	OK	O
Long Canyon	Brian Baru 42-5	5	35S	65W	Las Animas	CO	RI, O, WI
MDRC	Briar 1H-35X	2	2N	4W	Stephens	OK	O
MDRC	Briar 2H-35X	2	2N	4W	Stephens	OK	O
MDRC	Briar 3H-35XR	2	2N	4W	Stephens	OK	O
MDRC	Briar 4H-35X	2	2N	4W	Stephens	OK	O
Morey	Brogden "C" 1-35	35	12N	10W	Canadian	OK	WI
Morey	Brogden 3-35	35	12N	10W	Canadian	OK	O
Long Canyon	Brown 24-23	23	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Buena Vista 31-3	3	35S	65W	Las Animas	CO	RI, O, WI
Creekside	Bullfrog 1-18	18	5N	1W	McClain	OK	WI
Long Canyon	Bumble Bee 11-13	13	34S	65W	Las Animas	CO	O, WI
Springer	Burche 1-12	12	3S	1E	Carter	OK	O
DeAgua	Busse 1H-31	31	27N	14W	Woods	Ok	WI
Long Canyon	Cabernet 42-4	4	34S	65W	Las Animas	CO	WI
MDRC	Calls Him George 1-A	19	25N	2E	Kay	OK	O
Long Canyon	Cancer League 43-20	20	34S	65W	Las Animas	CO	RI, O, WI
Springer	Caperton 1-7	7	3S	2E	Carter	OK	O
Long Canyon	Caribou 42-32	32	34S	65W	Las Animas	CO	RI, O, WI
Morey	Carlisle 1-36	36	26N	25W	Harper	OK	WI
NW Keota	Carson 1-30	30	10N	23E	Haskell	OK	O
Morey	Carter 1-27	27	19N	12W	Blaine	OK	O
Eureka	Casey 1-2	2	28N	18W	Woods	OK	WI
Long Canyon	Catalina 32-27	27	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Cattle 13-28-18 1H	13	28N	18W	Woods	OK	O, WI
HH Mineral	Cernan Federal 24-10H	3 & 10	21N	3E	Harding	SD	RI, WI
Featherston	Chadwell-Nelson 2-6	6	7N	18E	Pittsburg	OK	RI
S Clearbrook	Champeau 1-5	5	8N	1W	Cleveland	OK	WI
S Clearbrook	Champeau 1A	5	8N	1W	Cleveland	OK	WI
Wilbo	Chance 7-1	7	12B	2E	Lincoln	OK	WI
Morey	Chapman 1-9	9	17N	15W	Dewey	OK	O, WI
Long Canyon	Chateau 34-14	14	34S	65W	Las Animas	CO	RI, WI
Morey	Chelf 1	6	24N	5W	Garfield	OK	O
Crawford	Cheyenne 1-18R	18	6N	2W	McClain	OK	WI
Lake Stroud	Chicken Joe 1	5	15N	7E	Creek	OK	WI
Long Canyon	Chickenhawk 32-13	13	34S	65W	Las Animas	CO	O
Long Canyon	Chinchaga 42-03	3	35S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Chips 43-12	12	34S	65W	Las Animas	CO	O, WI
Springer	City of Ardmore 1-13	13	3S	1E	Carter	OK	O
Hennessey	City of Hennessey 1-24	24	19N	7W	Kingfisher	OK	WI
Sarkeys JV	Clem 1-14	14	17N	21W	Roger Mills	OK	WI
Long Canyon	Coach 21-34	34	34S	65W	Las Animas	CO	RI, O, WI
Springer	Coffey 2-1	2	3S	1E	Carter	OK	O
Long Canyon	Coke Oven 13-31	31	33S	65W	Las Animas	CO	WI
Long Canyon	Colleen 44-6	6	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Colorow 21-24	24	34S	65W	Las Animas	CO	RI, WI
Lyle Church	Cook 24-14	14	1S	26W	Decatur	KS	WI
DeAgua	Cook 26151H-12	12	26N	15W	Woods	OK	WI
Crawford	Cooley 1-31	31	7N	2W	McClain	OK	WI
Morey	Cooper 1-20	20	12N	21W	Beckham	OK	O
Keechi Creek	Cornelius 1-22	22	9N	11W	Caddo	OK	WI
Morey	Corwin "B" 2-29	29	21N	14W	Major	OK	WI
Morey	Corwin "B" 3-29	29	21N	14W	Major	OK	WI
Morey	Corwin "B" 4-29	29	21N	14W	Major	OK	WI
Morey	Corwin "B" 5-29	29	21N	14W	Major	OK	WI
N/A	County Line PSU	22	1S	4W	Stephens	OK	WI
Long Canyon	Cow Camp 41-5	5	35S	65W	Las Animas	CO	RI, O, WI
Morey	Cowan Federal 1-33	33	15N	13W	Blaine	OK	WI
Morey	Cravens Estate 1-27	27	19N	12W	Blaine	OK	O
Morey	Crissman 27-A	27	11N	13W	Caddo	OK	O, WI
Long Canyon	Crosscut 24-35	35	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Crowsnest 21-33	33	34S	65W	Las Animas	CO	RI, O, WI
Waldron	Cynthia 1-23	23	29N	10W	Alfalfa	OK	WI
Eureka	Daisy 1-25	25	28N	18W	Woods	OK	WI
Eureka	Daisy 1-31	31	28N	17W	Woods	OK	WI
Eureka	Dale Bliss 30-28-18 1H	30	28N	18W	Woods	OK	O
Long Canyon	Dateline 22-22	22	34S	65W	Las Animas	CO	RI, WI
Eureka	De Anna 33-28-18 1H	33	28N	18W	Woods	OK	O
HH Mineral	DE Board 1	6	28N	1E	Kay	OK	RI, WI
Long Canyon	Dean 12-6	6	34S	65W	Las Animas	CO	RI, O, WI
MDRC	Degood 1-22	22	1S	4W	Stephens	OK	O
Long Canyon	Derrick 12-23	23	34S	65W	Las Animas	CO	RI, WI
Morey	DeSpain 1-33	33	12N	10W	Canadian	OK	WI
Long Canyon	Dixon 43-11	11	34S	65W	Las Animas	CO	O, WI
N/A	Doc Cole (1,2&3)	8	1N	3W	Garvin	OK	O
N/A	Doc Cole (5&6)	8	1N	3W	Garvin	OK	O
Long Canyon	Donahue 43-14	14	34S	65W	Las Animas	CO	WI
Springer	Dora 1-2	2	3S	1E	Carter	OK	O
Eureka	Dorothy 1-23	23	28N	18W	Woods	OK	WI
SE Joiner	Douglas Cude 1-28 (fka Douglas McArthur #1-28)	28	5S	2W	Carter	OK	WI
Springer	Downs 1-7	7	3S	2E	Carter	OK	O
Crawford	Drain 1-36	36	7N	3W	McClain	Ok	WI
Crawford	Drain 6N 3W 1 1HX	1 & 12	6N	3W	McClain	OK	O
Long Canyon	Dublin 14-13	13	34S	65W	Las Animas	CO	RI, WI
Garty Hart	Dunn 1-19H	19	5N	11E	Hughes	OK	WI
Long Canyon	Dylan 42-25	25	34S	65W	Las Animas	CO	RI, O, WI
Morey	E Kremlin Misener Unit	13	24N	6W	Garfield	OK	O
Morey	E Lookeba Marchand A Sand Unit	17	10N	10W	Caddo	OK	WI
Eureka	E.F. Wise 23-28-18	23	28N	18W	Woods	OK	O
Fath Sand	Eagles Nest 35-7N	35	25N	2W	Kay	OK	WI
Morey	Edwards "D" 1	29	21N	14W	Major	OK	WI
Morey	Ehrnstein 1-22	22	4N	7W	Grady	OK	O, WI
Long Canyon	Ellen 43-13	13	34S	65W	Las Animas	CO	WI
Crawford	Emerson #1-22	22	7N	3W	McClain	OK	RI, O, WI
Runway -Timber Creek	Emily E. 1-19 (fka Whitehouse & Hunter 1-19)	19	3N	1E	Garvin	OK	WI
Runway -Timber Creek	Emily E. 2-19	19	3N	1E	Garvin	OK	WI
Bonanza II	Engelhardt 1-11	11	8S	37W	Sherman	KS	WI
Long Canyon	Engineer 12-3, aka Leef 12-3	3	34S	65W	Las Animas	CO	WI
Long Canyon	Erin B 12-34	34	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Ernest 21-7	7	34S	65W	Las Animas	CO	O, WI
Springer	Ernestine 1-11	11	3S	1E	Carter	OK	O
Springer	Ernestine 2-11	11	3S	1E	Carter	OK	O
Springer	Ernestine 3-11	11	3S	1E	Carter	OK	O
Kim	Ernie 1-25	25	9N	13E	Mcintosh	OK	WI
Long Canyon	Ernie 31-6	6	34S	65W	Las Animas	CO	RI, O, WI
Springer	Erpal 1-13	13	3S	1E	Carter	OK	O
Springer	Erpal 2-13	13	3S	1E	Carter	OK	O
Long Canyon	Escape 13-21	21	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Eskridge 1-3	3	28N	18W	Woods	OK	WI
Eureka	Eureka 1-7	7	27N	17W	Woods	OK	WI
Long Canyon	Explorer 33-16	16	34S	65W	Las Animas	CO	RI, WI
Fairleigh Ranch	Fairleigh 1-13	13	15S	33W	Logan	KS	WI
Fairleigh Ranch	Fairleigh D 1-7	7	15S	32W	Logan	KS	WI
Springer	Family trust 1-1	1	3S	1E	Carter	OK	O
Long Canyon	Fenway Park 41-25	25	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Ferguson 11-28-18 1H	11	28N	18W	Woods	OK	O, WI
Fairleigh Ranch	F-G Unit 1-7	7	15S	32W	Logan	KS	WI
Long Canyon	Fierozzo 42-1	1	34S	66W	Las Animas	CO	RI, O, WI
Gooch	Fisher 1-3	3	35S	35W	Stevens	KS	WI
Indian Creek	Fisher 1-30R	30	22N	19W	Woodward	OK	WI
Indian Creek	Fisher 2-30	30	22N	19W	Woodward	OK	WI
Long Canyon	Flat Rock 11-19	19	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Fleetwood 21-36	36	34S	65W	Las Animas	CO	RI, O, WI
Springer	Fleming 1 & 2	13	4S	2W	Carter	OK	O, WI
NE Blanchard	Floyd 1-17	17	8N	4W	McClain	OK	WI
Amethyst	Fluorite 1-7	7	9N	4W	McClain	OK	WI
Crawford	Folsom 1-6	6	6N	2W	McClain	OK	O, WI
Long Canyon	Forefathers 21-19	19	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Fortune 42-22	22	34S	65W	Las Animas	CO	RI, WI
Ward -HH mineral	Foster 1-22	22	22N	14W	Major	OK	RI, WI
Morey	Fowler 1-20	20	12N	21W	Beckham	OK	O
Springer	Fox Deese Springer Unit (FDSU)	29	2S	3W	Carter	Ok	O
Bonanza II	Frahm Unit 1-16	16	8S	35W	Thomas	KS	WI
Springer	Frances 1-12H	12	3S	1E	Carter	OK	O
Springer	Frances 2-12H	12	3S	1E	Carter	OK	O
Long Canyon	Frasier 31-17	17	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Fredrick 42-9	9	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Frei Family Trust 6-27-18 1H	6	27N	18W	Woods	OK	O
East Marshall	Friend 3-19N-4W 1WH	3	19N	4W	Logan	OK	O
Long Canyon	Frisco 34-33	33	34S	65W	Las Animas	CO	RI, O, WI
Sarkeys JV	Fritz 1-15	15	22N	13W	Major	OK	O
Sarkeys JV	Fritz 3-15H	15	22N	13W	Major	OK	O
N. Garfield/N. Eddy	Froetschner 1-22	22	22S	17W	Pawnee	KS	O
Creekside	Frog Hollar 1-13	13	5N	2W	McClain	OK	O, WI
Long Canyon	Fugitive 41-34	34	34S	65W	Las Animas	CO	RI, O, WI
Keechi Creek	Gabehart 1-23	23	9N	11W	Caddo	OK	WI
Sandy Creek	Gaither 1-15	15	1N	1W	Garvin	OK	WI
Long Canyon	Ganga 32-28	28	34S	65W	Las Animas	CO	RI, O, WI
Road Runner	Gateway 1-7	7	5N	1W	McClain	OK	WI
Featherston	George 4-31	31	8N	17E	Pittsburg	OK	PP
Featherston	George Burke 1-33	33	8N	17E	Pittsburg	OK	O
Eureka	Gerloff Ranch 36-1H	36	27N	18W	Woods	OK	O
Long Canyon	Gertrude 41-1	1	34S	66W	Las Animas	CO	RI, O, WI
Long Canyon	Geyser 41-2	2	35S	65W	Las Animas	CO	RI, O, WI
Eureka	Giant 1-1 (fka Eureka 1-1)	1	27N	18W	Woods	OK	WI
Eureka	Giant 1-6	6	27N	17W	Woods	OK	WI
Eureka	Giant 1-7	7	27N	17W	Woods	OK	WI
Eureka	Giant 2-1	1	27N	18W	Woods	OK	WI
Long Canyon	Giggle 21-22	22	34S	65W	Las Animas	CO	RI, WI
Morey	Glacier 11-14-16-6 1HX	14	12N	6W	Canadian	OK	WI
Sarkeys JV	Gladys Harrell 1-14	14	17N	21W	Roger Mills	OK	WI
Eureka	Glass 10-28-18 1H	10	28N	18W	Woods	OK	O
Alf	Glass 2512 4H-6B	6	25N	12W	Alfalfa	OK	O, WI
East Carlton	Glenace 1-29	29	18N	12W	Blaine	OK	WI
Long Canyon	Glenn 14-6	6	34S	65W	Las Animas	CO	RI, O, WI
Bonanza II	GMK Kriss Unit 1-8	8	8S	35W	Thomas	KS	WI
Long Canyon	Golden 24-22	22	34S	65W	Las Animas	CO	RI, O, WI
Morey	Grace 1 (aka Grace 1-23)	23	24N	25W	Ellis	OK	WI
Long Canyon	Grapevine 12-24	24	34S	65W	Las Animas	CO	RI, WI
CV Reef Pro	Grauke Gas Unit 1				Freestone	TX	WI
HH Mineral	Greb Gas Unit	35	8N	17W	Washita	OK	RI, O, WI
Long Canyon	Green Monster 12-25	25	34S	65W	Las Animas	CO	RI, O, WI
N. Pauls Valley	Green Trust 1-26	26	4N	1W	Garvin	OK	WI
Springer	Griffin 1-7	7	3S	2E	Carter	OK	O
Morey	Gypsum U.S. 1-27	27	19N	12W	Blaine	OK	O
HH Mineral	H.A. Nelson ###-##-####H-1	28 & 33	152N	95W	McKenzie	ND	RI, WI
HH Mineral	H.A. Nelson ###-##-####H-2	28 & 33	152N	95W	McKenzie	ND	RI, WI
HH Mineral	H.A. Nelson ###-##-####H-4	28 & 33	152N	95W	McKenzie	ND	RI, WI
Morey	Haas 1-36	36	10N	12W	Caddo	OK	O
Morey	Haas 3-36	36	10N	12W	Caddo	OK	O
Morey	Haas 4-36	36	10N	12W	Caddo	OK	O
Morey	Haas 6-36	36	10N	12W	Caddo	OK	O
Morey	Haas 7-36	36	10N	12W	Caddo	OK	O
Long Canyon	Hamburg 43-35	35	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Hardball 12-18	18	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Harry 22-4	4	35S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Hartford 31-18	18	34S	64W	Las Animas	CO	RI, O, WI
DeAgua	Hartley 1H-13	13	26N	15W	Woods	OK	WI
HH Mineral	Hartman 1	28	25N	10W	Alfalfa	OK	RI, WI
Alf	Hartwig 2H-6 (fka Glass 2H-6)	6	25N	12W	Alfalfa	OK	O, WI
MDRC	Hefner 1 & 2	10	2S	4W	Stephens	OK	O
Springer	Hendricks 1-1	1	3S	1E	Carter	OK	O
Long Canyon	Henry 43-6	6	34S	65W	Las Animas	CO	RI, O, WI
Crawford	Henson 6N 2W 6 1HX	6, 31	6N, 7N	2W	McClain	OK	O
Crawford	Henson Haven 1-6	6	6N	2W	McClain	OK	O, WI
Eureka	Hepner 4-27-18 1H	4	27N	18W	Woods	OK	O
Fath Sand	Herbig 8	15	25N	2W	Kay	OK	WI
Morey	Herring 1-33-1513MH	33	15N	13W	Blaine	OK	O
N/A	Highlands Deese Sand Unit	1,2, 11,12,6,7,8	6S	1W & 2W	Love	OK	WI
Eureka	Hilda 13-28-18 1H	13	28N	18W	Woods	OK	O, WI
Long Canyon	Hilltop 21-26	26	34S	65W	Las Animas	CO	RI, O, WI
Springer	Hissom 1-18	18	3S	2E	Carter	OK	O
Eureka	Hodgson 13-28-18 4H	13	28N	18W	Woods	OK	O, WI
Eureka	Hodgson 24-28-18 1H	24	28N	18W	Woods	OK	RI
Morey	Holsapple 1-9	9	17N	15W	Dewey	OK	WI
Verde	Holt 1-31	31	34S	42W	Baca	CO	WI
Lyle Church	Holtze 14-14	14	1S	26W	Decatur	KS	WI
N/A	Homier 1806 36-1MH	36	18N	8W	Kingfisher	OK	WI
Long Canyon	Hoot Owl 32-1	1	35S	65W	Las Animas	CO	RI, O, WI
Bonanza II	Horinek 1-2	2	8S	36W	Thomas	KS	WI
MDRC	Horton 1-28	28	13N	14W	Custer	OK	WI
Malloy	Hoskins 1705 2-9MH	9	17N	5W	Kingfisher	OK	O
Malloy	Hoskins 1705 3-9MH	9	17N	5W	Kingfisher	OK	O
Malloy	Hoskins 1705 4-9MH	9	17N	5W	Kingfisher	OK	O
Malloy	Hoskins 1705 5-9MH	9	17N	5W	Kingfisher	OK	O
Malloy	Hoskins 1705 6-9MH	9	17N	5W	Kingfisher	OK	O
Malloy	Hoskins 1705 7-9MH	9	17N	5W	Kingfisher	OK	O
Malloy	Hoskins 1705 8-9MH	9	17N	5W	Kingfisher	OK	O
Malloy	Hoskins 1705 10-9MH	9	17N	5W	Kingfisher	OK	O
Long Canyon	Hoss 14-26	26	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	House Canyon 32-4R	4	35S	65W	Las Animas	CO	RI, O, WI
Lobster/Jack	Howser 1-28	28	15N	3E	Lincoln	OK	WI
Morey	Hubbard 1-32	32	12N	10W	Canadian	OK	WI
Petree	Hubbard 1-5	5	11N	10W	Canadian	OK	WI
Morey	Hubbard 3-32	32	12N	10W	Canadian	OK	O
MDRC	Huffman 1-27H	27	1S	4W	Stephens	OK	O
MDRC	Hughes 1-6	6	8N	1W	Cleveland	OK	O
Eureka	Hughes 4-28-18 1H	4	28N	18W	Woods	OK	O
Long Canyon	Humpback 42-15	15	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Hustler 12-17	17	34S	64W	Las Animas	CO	RI, O, WI
Crawford	Hyde 1-36	36	7N	3W	McClain	OK	WI
Road Runner	Imogene Rochwood 1-36	36	6N	2W	McClain	OK	O, WI
Long Canyon	Impossible Dream 42-36	36	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Irish Eyes 33-21	21	34S	65W	Las Animas	CO	RI, O, WI
Springer	Ivory 1-5	5	3S	2E	Carter	OK	O
Springer	Ivory 2-5	5	3S	2E	Carter	OK	O
MDRC	J.A. Carnes	15	1S	4W	Stephens	OK	WI
Springer	J.L. 1-1	1	3S	1E	Carter	OK	O
Springer	J.L. 1-2	1	3S	1E	Carter	OK	O
Crawford	J.M. Holdings 1-35	35	7N	3W	McClain	OK	WI
Lobster/Jack	Jack 1-33	33	15N	3E	Lincoln	OK	WI
Long Canyon	Jackface 23-19	19	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Jakarta 41-10	10	34S	65W	Las Animas	CO	O, WI
Long Canyon	Jamboree 22-13	13	34S	65W	Las Animas	CO	WI
N/A	James Carlson 1-31	31	9N	8W	Grady	OK	WI
Otter	Jantz 1-5H	5	19N	3W	Logan	OK	WI
Long Canyon	Jeannie Bird 23-35	35	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Jennifer J 21-28	28	34S	65W	Las Animas	CO	RI, O, WI
Gooch	Jennison 7-5	5	35S	35W	Stevens	KS	WI
Long Canyon	Jerry D 31-13	13	34S	65W	Las Animas	CO	O, WI
Sarkeys JV	Jesse 1-2 (3)	2	20N	13W	Major	OK	O
Long Canyon	Jewell 24-24	24	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Jimmy 14-28	28	34S	65W	Las Animas	CO	RI, O, WI
Bonanza II	John 1-20	20	8S	35W	Thomas	KS	WI
Bonanza II	John A 2-20	20	8S	35W	Thomas	KS	WI
Crawford	John Baker #1-35	35	7N	3W	McClain	OK	WI
Morey	Johnson 1-33	33	12N	10W	Canadian	OK	WI
Springer	Joiner City Gas Plant	34	4S	3W	Carter	OK	WI
Springer	Jones 1-11	11	3S	1E	Carter	OK	O
N/A	Jones 1-6	6	11N	23W	Roger Mills	OK	WI
N/A	Jones 5-6	6	11N	23W	Roger Mills	OK	WI
Otter	Jordan 1-6H (fka Carroll 1-6H)	6	19N	3W	Logan	OK	WI
Springer	Jordan 1-12H	12	3S	1E	Carter	OK	O
MDRC	Joyce 1-5	5	10N	12W	Caddo	OK	O, WI
South Newcastle	Juanita G 1-27	27	9N	4W	McClain	OK	WI
Otter	Judy Rae 1-4CH	4	19N	3W	Logan	OK	RI, WI
SE Newalla	Julia Watts 1-5	5	10N	2E	Pottawatomie	OK	WI
N/A	Julie 1-14	14	3N	2W	Garvin	OK	O
Crawford	June 1-36	36	7N	3W	McClain	OK	O
Morey	Kappus 1-22	22	12N	10W	Canadian	OK	WI
Morey	Kappus 2-22	22	12N	10W	Canadian	OK	WI
Morey	Kappus 4-22	22	12N	10W	Canadian	OK	WI
Morey	Kappus 5-22	22	12N	10W	Canadian	OK	WI
Hilltop	Kastner 1-17 (fka Parker 1-8)	17	8N	5W	Grady	OK	WI
Crawford	Kay Barry 1-12	12	6N	3W	McClain	OK	WI
Long Canyon	Kellen L 43-33	33	34S	65W	Las Animas	CO	RI, O, WI
DeAgua	Kelln 5-26-14 1H	5	26N	14W	Woods	OK	WI
MDRC	Kelly 1-2H	2	2N	4W	Stephens	OK	O
Long Canyon	Kildare 42-20	20	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Killer 44-15	15	34S	65W	Las Animas	CO	RI, WI
Long Canyon	Kinkora 43-32	32	34S	65W	Las Animas	CO	RI, O, WI
Sarkeys JV	Kirk 1-2 (Hunton)	2	20N	13W	Major	OK	O
Morey	Kirk 1-6	6	24N	5W	Garfield	OK	O
Sarkeys JV	Kirk Family 1-2 (1)	2	20N	13W	Major	OK	WI
Springer	Kjeer 1-1	1	3S	1E	Carter	OK	O
Sarkeys JV	Kliewer 1-15	15	22N	13W	Major	OK	O
W. Edmond	Knight 1	26	15N	4W	Logan	OK	WI
Morey	Kolb 1	2	19N	2W	Logan	OK	O
Bonanza II	Kough Mattson Unit 1-4	4	8S	35W	Thomas	KS	WI
Fath Sand	Kreger 1	22	25N	2W	Kay	OK	WI
Fath Sand	Kreger 2	22	25N	2W	Kay	OK	WI
Bonanza II	Kriss Unit 1-8	8 & 9	8S	35W	Thomas	KS	WI
Long Canyon	Krug 44-18	18	34S	64W	Las Animas	CO	RI, O, WI
Spencer	Kubiak 1-23	23	12N	2W	Oklahoma	OK	O
Eureka	Ky 1-34H	34	28N	18W	Woods	OK	O
SW Haywood	Lacy 1-27A	27	4N	12E	Pittsburg	OK	O
Morey	LaDonna 1-3	3	14N	13W	Blaine	OK	WI
East Marshall	LaDonna 1-35H	35	20N	4W	Garfield	OK	WI
Long Canyon	Landstar 34-11	11	34S	65W	Las Animas	CO	O, WI
SW Haywood	Lane 1-28	28	4N	12E	Pittsburg	OK	O
Eureka	Lavern 1-11	11	28N	18W	Woods	OK	WI
Morey	Lawlar 25-19N-1W 1MH	25	19N	1W	Payne	OK	O
Morey	Lawlar 25-19N-1W 2WH	25	19N	1W	Payne	OK	O
South Newcastle	LeFlore 1-10	10	8N	4W	McClain	OK	WI
Indian Creek	LeMarr 1-24	24	22N	20W	Woodward	OK	WI
HH mineral	Lennerville 44-12H	12	21N	3E	Harding	SD	RI, WI
Brushy Creek East	Leon 1-6	6	8N	5W	Grady	OK	WI
Springer	Leonard Bisco 1 & 2	13	4S	2W	Carter	OK	O, WI
Long Canyon	Leonor Canyon 44-21	21	34S	65W	Las Animas	CO	RI, O, WI
Sarkeys JV	Lesia 1-2 (Sylvan & Wilcox)	2	20N	13W	Major	OK	O
Morey	Lewis 1-19	19	4N	7W	Grady	OK	O
Wilbo	Lewis 7-1 SWD	7	12N	2E	Lincoln	OK	SWD
Long Canyon	Liberty 41-26	26	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Lighthouse 33-27	27	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Lillian 13-28-18 1H	13	28N	18W	Woods	OK	O, WI
Eureka	Link 1-10	10	27N	18W	Woods	OK	WI
Eureka	Link 1-14	14	27N	18W	Woods	OK	WI
Eureka	Lisa 1-8	8	26N	18W	Woodward	OK	WI
Long Canyon	Little Joe 32-26	26	34S	65W	Las Animas	CO	RI, O, WI
Crawford	Little Rex 1-18	18	6N	2W	McClain	OK	WI
Amethyst	Livingston 12 1H	1 & 12	9N	5W	Grady	OK	O
Crawford	Lloyd Raines 1-32	32	7N	2W	McClain	OK	WI
Carmen	Lois 2412 1H-02 C	2	24N	12W	Alfalfa	OK	O, WI
Paden	Lone Wolf 1-14H	14	12N	7E	Okfuskee	OK	O
Long Canyon	Long Canyon 42-12 Water Disposal				Las Animas	CO	SWD
Long Canyon	Long Canyon 43-12 Water Disposal				Las Animas	CO	SWD
HH mineral	Loring Unit DB-98 UMI	5	35N	31E	Phillips	MT	RI, WI
Mon-Dak	Lori Ann 1-6-7XH	6 & 7	4N	4W	Garvin	OK	O
Long Canyon	Lost Elk 14-35	35	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Louise Davis 1-9H	9	27N	18W	Woods	OK	O
SE Newalla	Lowman 2-31 SWD	31	11N	2E	Pottawatomie	OK	SWD
Long Canyon	Lucky Lady 42-29	29	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Luigi 34-12	12	34S	65W	Las Animas	CO	O, WI
Long Canyon	Luna 41-19	19	34S	64W	Las Animas	CO	RI, O, WI
Springer	Luther B. Smith 1-12	12	3S	1E	Carter	OK	O
DeAgua	Lyon 1-25H	25	27N	15W	Woods	OK	WI
Featherston	M.O. Roberts 3-35	35	8N	17E	Pittsburg	OK	PP
Featherston	M.O. Roberts 4-35	35	8N	17E	Pittsburg	OK	PP
Featherston	M.O. Roberts 5-35	35	8N	17E	Pittsburg	OK	PP
Long Canyon	Mac 22-36	36	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Mack 10-27-17 1H	10	27N	17W	Woods	OK	RI
Biscuit Hill	Mackey 1-28-33XH	28 & 33	1N	1E	Garvin	OK	WI
HH mineral	Maddux 1	3	25N	18W	Woodward	OK	RI, WI
Eureka	Madison 1-4	4	26N	17W	Woods	OK	WI
Long Canyon	Mafia 14-32	32	33S	65W	Las Animas	CO	O
Keechi Creek	Maggard 1	23	9N	11W	Caddo	OK	WI
WO	Mainord 1-12	12	6N	3W	McClain	OK	WI
Long Canyon	Makayla 24-15	15	34S	65W	Las Animas	CO	RI, WI
NE Blanchard	Manke 1-16	16	8N	4W	McClain	OK	WI
Long Canyon	Manny 23-23	23	34S	65W	Las Animas	CO	RI, O, WI
Crawford	Marcum #1 Re-entry	23	7N	3W	McClain	OK	WI
Long Canyon	Margaux 11-1	1	35S	65W	Las Animas	CO	RI, O, WI
Springer	Markham 1-5	5	3S	2E	Carter	OK	O
Springer	Markham 2-5	5	3S	2E	Carter	OK	O
Morey	Markwell 1	35	25N	6W	Grant	OK	O
N/A	Marshall 2	9	6N	28W	Logan	AR	O
East Marshall	Marshall East SWD 1	35	20N	4W	Garfield	OK	SWD
Morey	Martin 1-25	25	19N	1W	Payne	OK	O
Morey	Martin 2-25	25	19N	1W	Payne	OK	O
Long Canyon	Mash 14-17	17	34S	64W	Las Animas	CO	RI, O, WI
Matthiesen	Matthiesen 26-1	26	24N	2E	Noble	OK	WI
Alf	Max 2512 3H-6	6	25N	12W	Alfalfa	OK	O, WI
Long Canyon	Maxter 31-26	26	34S	65W	Las Animas	CO	RI, O, WI
Bitter Creek	Mayfield 1-21	21	8N	5W	Grady	OK	O
Crawford	Mayfield 1-6 Re-entry	6	6N	2W	McClain	OK	O, WI
HH mineral	McBryde 1-26-23XH	23 & 26	6N	5W	Grady	OK	RI, WI
SE Lambert	McCrady 10	18	25N	11W	Alfalfa	OK	O
SE Lambert	McDaniel 1-18H	18	25N	11W	Alfalfa	OK	O
SE Lambert	McDaniel 2-18H	18	25N	11W	Alfalfa	OK	O
Long Canyon	McMurray 32-3	3	35S	65W	Las Animas	CO	RI, O, WI
Biscuit Hill	Mercer 1-3	3	1N	1E	Garvin	OK	WI
Long Canyon	Merlot 34-13	13	34S	65W	Las Animas	CO	WI
Long Canyon	Mia 31-18	18	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Miami 31-28	28	34S	65W	Las Animas	CO	RI, O, WI
Crawford	Millie 1-17	17	6N	2W	McClain	OK	O, WI
SE Canton	Miss Mary 1-2H	2	17N	13W	Blaine	OK	WI
Crawford	Mister Ed 1-17H	17	6N	2W	McClain	OK	O, WI
Crawford	Misty 1-36	36	7N	3W	McClain	OK	WI
Thousand Peaks	Moench 41-32 (fka Thousand Peaks 22-6)	32	4N	8E	Summit	UT	WI
Long Canyon	Molly C 24-32	32	33S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Moltrer 31-7	7	34S	65W	Las Animas	CO	O, WI
Long Canyon	Mom 23-6	6	34S	65W	Las Animas	CO	RI, O, WI
Otter	Mona Lisa 1-4CH	4	19N	3W	Logan	OK	RI, WI
Limon Drilling Program	Moonraker 6-27	27	10S	56W	Lincoln	CO	WI
Long Canyon	Mountain House 41-3	3	35S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Mr. Magoo 44-27	27	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Muppet 42-19	19	34S	64W	Las Animas	CO	RI, O, WI
S. Muskogee	Muskogee 1-19	19	14N	17E	Muskogee	OK	O, WI
S. Muskogee	Muskogee A 1 SWD	29	14N	17E	Muskogee	OK	SWD
Morey	N Elm Creek 1	10	28N	7E	Osage	OK	WI
Sand Creek	Nadine 1-18	18	2N	10ECM	Texas	OK	WI
College Park	Nancy's "X" 1-20	20	13N	3W	Oklahoma	OK	WI
Long Canyon	Nanny 34-27	27	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	National 13-28	28	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Naytura 14-18	18	34S	64W	Las Animas	CO	RI, O, WI
Carmen	NCRFU Horn A 1-35	35	25N	12W	Alfalfa	OK	O
Carmen	NCRFU Horn B 1-35	35	25N	12W	Alfalfa	OK	O
Carmen	NCRFU (fka Kasik wells)	35	25N	12W	Alfalfa	OK	O
Carmen	NCRFU 5 aka Kassik A 1-35	35	25N	12W	Alfalfa	OK	O
Carmen	NCRFU 7-aka Kassik 1	2	24N	12W	Alfalfa	OK	O
Santa Fe	Nelda 1-26	26	8N	5W	Grady	OK	O
Long Canyon	Nelson 32-35	35	34S	65W	Las Animas	CO	RI, O, WI
Creekside	Newbern #1 Re-entry	18	5N	1W	McClain	OK	WI
Long Canyon	Newhart 11-28	28	34S	65W	Las Animas	CO	RI, O, WI
Petree	Newman 1-6	5	11N	10W	Canadian	OK	WI
Long Canyon	News Radio 13-13	13	34S	65W	Las Animas	CO	RI, WI
Santa Fe	Nicholas 5-23R	23	8N	8W	Grady	OK	WI
Long Canyon	Nick 42-6	6	34S	65W	Las Animas	CO	RI, O, WI
Morey	Nicolai 2-32	32	15N	13W	Blaine	OK	WI
Morey/East Carlton	Nicolai 1513 1H-29X	29 & 32	15N	13W	Blaine	OK	WI
Long Canyon	Nirvana 22-9	9	34S	65W	Las Animas	CO	RI, O, WI
HH mineral	Noble 1-22	22	22N	14W	Major	OK	RI, WI
HH mineral	Noble 2-22 (aka Noble 2)	22	22N	14W	Major	OK	RI, WI
Long Canyon	Northwind 23-26	26	34S	65W	Las Animas	CO	RI, O, WI
Road Runner	Norton 6N 2W 36 1HX	1, 36	5N, 6N	2W	McClain	OK	O
Morey	Nowka 1-32	32	12N	12W	Caddo	OK	WI
Long Canyon	Nunchuck 23-33	33	34S	65W	Las Animas	CO	RI, O, WI
Morey	Nusz 1	4	19N	10W	Blaine	OK	O
Crawford	O.T. Aday #1	34	7N	3W	McClain	OK	WI
Eureka	Oakley Cash 3-27-17 1H	3	27N	17W	Woods	OK	RI
Morey	Oblander 1-7	7	18N	11W	Blaine	OK	WI
Featherston	Ogden 1-6	6	7N	18E	Pittsburg	OK	RI
W. Conover	OK State 2-5	5	5N	8E	Cimarron	OK	WI
Eureka	Old Faithful 1-17	17	27N	17W	Woods	OK	WI
Eureka	Old Faithful 1-20	20	27N	17W	Woods	OK	WI
Eureka	Old Faithful 20 SWD	20	27N	17W	Woods	OK	SWD
Long Canyon	Old Faithful 21-2	2	35S	65W	Las Animas	CO	RI, O, WI
NE Blanchard	Oliver 1-15	15	8N	4W	McClain	OK	WI
Long Canyon	Oprah 21-23	23	34S	65W	Las Animas	CO	RI, WI
Long Canyon	Orca 23-15	15	34S	65W	Las Animas	CO	RI, WI
Otter	Otter 1-4 SWD	4	19N	3W	Logan	OK	SWD
Otter	Otter SWD 1-6	6	19N	3W	Logan	OK	SWD
Bonanza II	Otto 1-21	21	8S	35W	Thomas	KS	WI
Bonanza II	Otto 2-21	21	8S	35W	Thomas	KS	WI
Paden	Paden SWDW 1 (not a SWD)	28	12N	7E	Okfuskee	OK	O
Eureka	Paint 1-12	12	27N	18W	Woods	OK	WI
Eureka	Paint 2-12	12	27N	18W	Woods	OK	WI
Morey	Parker 1-14	14	23N	3W	Garfield	OK	O
Morey	Parker 1A	14	23N	3W	Garfield	OK	O
Waldron	Parr 1-26	26	29N	10W	Alfalfa	OK	WI
Long Canyon	Patten 22-2	2	35S	65W	Las Animas	CO	RI, O, WI
Eureka	Paul 1-9	9	26N	18W	Woodward	OK	WI
Springer	Pauline 1-7	7	3S	2E	Carter	OK	O
Long Canyon	Pavilion 44-25	25	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 11-10	10	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 11-8	8	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 11-9	9	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 12-4 SWD	5	34S	65W	Las Animas	CO	SWD
Long Canyon	PCW 14-27	27	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 14-3	3	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 21-10	10	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 21-16	16	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 21-4	4	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 23-10	10	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 23-16	16	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 23-27	27	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 23-3	3	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 23-4	4	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 23-9	9	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 31-8	8	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 33-5	5	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 34-28	28	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 41-33	33	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 41-5	5	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 42-17	17	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 43-28	28	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 44-4	4	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	PCW 44-8	8	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Peace 32-28N-18 1H	32	28N	18W	Woods	OK	O
Long Canyon	Pedro 31-36	36	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Peggo 33-35	35	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Pepena 21-6	6	34S	65W	Las Animas	CO	RI, O, WI
MDRC	Perkins 1-28	28	13N	14W	Custer	OK	O
Long Canyon	Peskys Pole 34-23	23	34S	65W	Las Animas	CO	RI, O, WI
Road Runner	Peters 1-12 Re-entry	12	5N	2W	McClain	OK	O, WI
Long Canyon	Petrus 32-36	36	34S	65W	Las Animas	CO	RI, O, WI
Waldron	Phoebe 1-26	26	29N	10W	Alfalfa	OK	O, WI
Hilltop	Pickard 1-16	16	8N	5W	Grady	OK	RI, WI
Hilltop	Pickard 1H-17X	17 & 20	8N	5W	Grady	OK	O
Lobster/Jack	Pickett 1-27	27	15N	3E	Lincoln	OK	WI
Long Canyon	Piggyback 32-25	25	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Pinto 1-12	12	27N	18W	Woods	OK	WI
Eureka	Pinto 2-12	12	27N	18W	Woods	OK	WI
Springer	Pletcher 1-12	12	3S	1E	Carter	OK	O
Morey	Plummer 1-33	33	15N	13W	Blaine	OK	WI
Morey	Plummer 2-3	3	14N	13W	Blaine	OK	WI
Morey	Potter 1-13H	13	3S	1E	Carter	OK	O
Long Canyon	Potter 21-4	4	35S	65W	Las Animas	CO	RI, O, WI
N/A	Prairiedale Unit	34	1N	5W	Stephens	OK	WI
Morey	Primeaux "A" 1	5	25N	2E	Kay	OK	O
Long Canyon	Primus, The 43-34	34	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Prospector 12-19	19	34S	64W	Las Animas	CO	RI, O, WI
Long Canyon	Pump House 42-8	8	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Purple 43-27	27	34S	65W	Las Animas	CO	RI, O, WI
Amethyst	Pyrite 1-12	12	9N	5W	Grady	OK	WI
Long Canyon	Quantum 44-34	34	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Quartz 13-22	22	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Quintessa 23-7	7	34S	64W	Las Animas	CO	RI, O, WI
N/A	R.C. Kennedy	14	3N	2W	Garvin	OK	O
Long Canyon	R.J. Humble 31-14	14	34S	65W	Las Animas	CO	O, WI
HCM	Rachel John 1-36	36	19N	12W	Blaine	OK	WI
Bitter Creek	Rafter P 1-28	28	8N	5W	Grady	OK	WI
Orion	Ramona 1-13	13	20N	15W	Major	OK	WI
Crawford	Raptor 1-17	17	6N	2W	McClain	OK	O, WI
Long Canyon	Raptor 44-26	26	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Ray 34-6	6	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Rebecca 10-27-18 1H	10	27N	18W	Woods	OK	WI
Limon Drilling Program	Red Poll 8-21	21	10S	56W	Lincoln	CO	WI
Limon Drilling Program	Red Poll 10-21	21	10S	56W	Lincoln	CO	WI
Long Canyon	Red Sox 43-23	23	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Redland 23-24	24	34S	65W	Las Animas	CO	RI, O, WI
Springer	Reed 1	35	4S	3W	Carter	OK	O, WI
Morey	Reimers, David 1-19	19	13N	9W	Canadian	OK	O
Morey	Reimers 2-19	19	13N	9W	Canadian	OK	O
Crawford	Reining Horse #1-8	8	6N	2W	McClain	OK	O, WI
L-7866	Remund 2	24	14N	4W	Oklahoma	OK	O, WI
Long Canyon	Rendezvous 41-27	27	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Renegade 12-33	33	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Retsias 32-6	6	34S	65W	Las Animas	CO	RI, O, WI
Crawford	Rex 1-18	18	6N	2W	McClain	OK	WI
Morey	Rex Riley 36-9	36	19N	12W	Blaine	OK	O
N/A	Reynolds-Gambill A 1 & 2	23			Glasscock	TX	WI
Ward	Rhodes 1-22	22	22N	14W	Major	OK	WI
MDRC	Rice 1-13	13	14N	16W	Custer	OK	WI
Morey	Rinker 1-20	20	4N	7W	Grady	OK	O
Bonanza II	Robert 1-17	17	8S	35W	Thomas	KS	WI
Featherston	Roberts 1-34	34	8N	17E	Pittsburg	OK	RI, O
Featherston	Roberts 2-34	34	8N	17E	Pittsburg	OK	RI, O
Featherston	Roberts 3-34	34	8N	17E	Pittsburg	OK	RI, O
Featherston	Roberts 4-34	34	8N	17E	Pittsburg	OK	RI, O
Featherston	Roberts 5-34	34	8N	17E	Pittsburg	OK	RI, O
Long Canyon	Rocket 14-25	25	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Rockhopper 14-34	34	34S	65W	Las Animas	CO	RI, O, WI
N/A	Rockwood 6N 1W 31 1HX	6, 31	5N, 6N	1W	McClain	OK	O
Long Canyon	Rodman 14-15	15	34S	65W	Las Animas	CO	RI, WI
Limon Drilling Program	Rogue 10-25	25	9S	56W	Lincoln	CO	WI
Long Canyon	Romero 23-14	14	34S	65W	Las Animas	CO	RI, WI
Long Canyon	Roseanne 41-24	24	34S	65W	Las Animas	CO	WI
Fath Sand	Rosemary 1	23	25N	2W	Kay	OK	WI
Mon-Dak	Ross P-19	7	4N	4W	Garvin	OK	O
N/A	Roueche 1-5	5	17S	37E	Lea	NM	WI
Sarkeys JV	Ruby 1-2 (2)	2	20N	13W	Major	OK	WI
Long Canyon	Run Away Train 43-26	26	34S	65W	Las Animas	CO	RI, O, WI
Salt Plains NW	Rusty 2710 2-13H	13	27N	10W	Alfalfa	OK	O
N. Pauls Valley	Saddle 2-28	28	4N	1W	Garvin	OK	WI
Lovington	Salty Dog 1-6	6	16S	36E	Lea	NM	WI
MDRC	Samedan 1-16H	16	1S	4W	Stephens	OK	O
Springer	Sapon 1-13	13	3S	1E	Carter	OK	O
Long Canyon	Sarah 14-5	5	34S	65W	Las Animas	CO	O, WI
Sarkeys JV	Schroeder A 2	2	20N	13W	Major	OK	O
Bonanza II	Schroeder Trust 1-18	18	8S	35W	Thomas	KS	WI
Eureka	Schultz 1-27-17 1H	1	27N	17W	Woods	OK	O
Morey	Schumacher 22-1	22	13N	7W	Canadian	OK	O
Morey	Schumacher 22-2	22	13N	7W	Canadian	OK	O
Morey	Schumacher 22-3	22	13N	7W	Canadian	OK	O
Morey	Schumacher 22-4	22	13N	7W	Canadian	OK	O
Mon-Dak	SE Bradley Sand Springs Unit	7	4N	4W	Garvin	OK	WI
Malloy	SE Lincoln Oswego Unit	9	17N	5W	Kingfisher	OK	O
Crawford	Seabiscuit 1-8	8	6N	2W	McClain	OK	O, WI
Long Canyon	Sebben 31-11	11	34S	65W	Las Animas	CO	RI, WI
Long Canyon	Seco Canyon 11-22	22	34S	65W	Las Animas	CO	RI, WI
Cattleman	See 1-35 SWD	35	6N	3ECM	Cimarron	OK	SWD
Eureka	Seth 24-28-18 1H	24	28N	18W	WOODS	OK	WI
Long Canyon	Settler 12-3	3	35S	65W	Las Animas	CO	RI, O, WI
Santa Fe	Shannon 1-23	23	8N	5W	Grady	OK	O
Long Canyon	Shannon E 31-34	34	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Shirley Nelson 36-28-18 1H	36	28N	18W	Woods	OK	O
Sims	Simms 1-22	22	1S	4W	Stephens	OK	O
Long Canyon	Sir Patrick 12-4	4	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Skid Boot 12-10	10	34S	65W	Las Animas	CO	RI, O, WI
Limon Drilling Program	Skyfall 2-5	5	9S	55W	Lincoln	CO	WI
Morey	Skywalker 1-4H	4	19N	10W	Blaine	OK	O
Long Canyon	Slainte 12-21	21	34S	65W	Las Animas	CO	RI, O, WI
Morey	Slaten-McKenzie 1-9	9	10N	21W	Beckham	OK	O
Long Canyon	Sliders 13-18	18	34S	64W	Las Animas	CO	RI, O, WI
Four Star	Sloan 1-18	18	2N	1E	Garvin	OK	WI
Crawford	Smedley Estate 1-7 (fka Smith Land and Cattle 1-7)	7	6N	2W	McClain	OK	WI
Otter	Smith 1-6H	6	19N	3W	Logan	OK	WI
Lobster/Jack	Sonny Day 1-20	20	15N	3ECM	Lincoln	OK	WI
Springer	Spade Ranch 1-12	12	3S	1E	Carter	OK	O
Long Canyon	Spanish Peaks Fed Unit	31	33S	65 - 66W	Las Animas	CO	RI, WI
Long Canyon	Spider 22-5	5	34S	65W	Las Animas	CO	RI, O, WI
Eureka	Splendid 1-3	3	26N	17W	Woods	OK	WI
Eureka	Splendid 1-4	4	26N	17W	Woods	OK	WI
Long Canyon	Splendid Splinter 42-35	35	34S	65W	Las Animas	CO	RI, O, WI
N/A	Spraberry Driver Unit	23			Glasscock	TX	O
Long Canyon	Springer 41-23	23	34S	65W	Las Animas	CO	RI, WI
Bonanza II	Sta LLC 1-1	1	8S	36W	Thomas	KS	WI
Featherston	Stanfield 1-33	33	8N	17E	Pittsburg	OK	O
Featherston	Stanfield 2-33	33	8N	17E	Pittsburg	OK	O
Featherston	Stanfield 3-33	33	8N	17E	Pittsburg	OK	O
Featherston	Stanfield 5-33	33	8N	17E	Pittsburg	OK	O
Springer	Stansbury 1-8	8	3S	2E	Carter	OK	O
Crawford	Stapp 1-6	6	6N	2W	McClain	OK	O, WI
N/A	Star Meisner-Hunton Unit	20	19N	9W	Kingfisher	OK	O
Fath Sand	State 2-16	16	25N	2W	Kay	OK	WI
N. Fath Sand	State 1-16	16	25N	2W	Kay	OK	WI
Morey	State 1-16	16	24N	25W	Ellis	OK	WI
HCM	State 2-36	36	19N	12W	Blaine	OK	O
Verde	State of Colorado 1-36	36	34S	43W	Baca	CO	WI
Verde	State of Colorado 2-36	36	34S	43W	Baca	CO	WI
Crawford	Steele Brandt #1-8	8	6N	2W	McClain	OK	O, WI
Morey	Steichen 1	13	25N	1E	Kay	OK	O
Springer	Stevens 1-11	11	3S	1E	Carter	OK	O
Springer	Strader 1-8	8	3S	2E	Carter	OK	O
Springer	Strader 2-8	8	3S	2E	Carter	OK	O
Fox Hollow	Stucky 14-2	2	19S	31W	Scott	KS	WI
N/A	Sullivan Battery 1 & 2	6, 7, 8	6S	1W	Love	OK	WI
Morey	Summers 2-14 (aka Summers 14-2)	14	12N	6W	Canadian	OK	WI
Lyle Church	Sumner 11-23	23	1S	26W	Decatur	KS	WI
Crawford	Sunburst Farms 1-18	18	6N	2W	McClain	OK	WI
Long Canyon	Surveyor 41-22	22	34S	65W	Las Animas	CO	RI, WI
Creekside	Swimmin' Hole 1-13	13	5N	2W	McClain	OK	O, WI
Long Canyon	Taffy 44-29	29	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Taxi 21-20	20	34S	64W	Las Animas	CO	RI, O, WI
Santa Fe	Ted 2326 1H	23	8N	5W	Grady	OK	O
Santa Fe	Ted 2326 2H	23	8N	5W	Grady	OK	O
Santa Fe	Ted 2326 3H	23	8N	5W	Grady	OK	O
Santa Fe	Ted 2326 4H	23	8N	5W	Grady	OK	O
Hilltop	Teddy 1H-17X	6	4N	3W	Garvin	OK	O
Long Canyon	The Papelbon 21-25	25	34S	65W	Las Animas	CO	RI, O, WI
Morey	Thelma 1	5	17N	16W	Dewey	OK	O
Morey	Thiessen 32-1	32	12N	12W	Caddo	OK	WI
Morey	Thiessen 32-2	32	12N	12W	Caddo	OK	WI
Morey	Thiessen 32-3	32	12N	12W	Caddo	OK	WI
Morey	Thiessen 32-4	32	12N	12W	Caddo	OK	WI
Fath Sand	Thomas 1 SWD	15	25N	2W	Kay	OK	SWD
Morey	Thompson "A"	1	24N	6W	Garfield	OK	O
Morey	Thompson 1-1	1	24N	6W	Garfield	OK	O
Crawford	Thompson Ranch 1 Re-Entry	1	6N	3W	McClain	OK	WI
Morey	Thorne 1	5	24N	5W	Garfield	OK	O
Alf	Thorp 1-H6	6	25N	12W	Alfalfa	OK	O, WI
Alf	Thorp 2512 5H-6 AR	6	25N	12W	Alfalfa	OK	O, WI
Long Canyon	Three Legged Dog 42-24	24	34S	65W	Las Animas	CO	WI
Eureka	TLW 8-28-18-1H	8	28N	18W	Woods	OK	O
N/A	Todd 1-6 & 2-6	6	8N	1W	Cleveland	OK	O
Gooch	Tony Nix 1-6	6	35S	35W	Stevens	KS	WI
Gooch	Tony Nix 2-6	6	35S	35W	Stevens	KS	WI
Long Canyon	Top Gear 14-21	21	34S	65W	Las Animas	CO	RI, O, WI
Springer	Tracey Lynn 1-11H	11	3S	1E	Carter	OK	O
Long Canyon	Trans Am 42-21	21	34S	65W	Las Animas	CO	RI, WI
Morey	Treadway 1-21	21	21N	1W	Noble	OK	O
Long Canyon	Trigger 13-35	35	34S	65W	Las Animas	CO	RI, O, WI
Springer	Tucker 1	29	2S	3W	Carter	OK	WI
Long Canyon	Tundra 32-33	33	34S	65W	Las Animas	CO	RI, O, WI
Morey	Twin Forks Deese Unit	25 & 36	5S	2W	Carter	OK	WI
Morey	Twin Woman 1-32	32	15N	13W	Blaine	OK	WI
Springer	Varner 1-2	2	3S	1E	Carter	OK	O
Autwine	Velva Rence 1-18	18	25N	1E	Kay	OK	WI
N/A	Vernie Wilson 1-5	5	1N	21ECM	Beaver	OK	O
Long Canyon	Vertical Limit 13-14	14	34S	65W	Las Animas	CO	RI, O, WI
Otter	Vice 1-4H	4	19N	3W	Logan	OK	RI, WI
Otter	Vice 2-4MH	4	19N	3W	Logan	OK	RI, WI
Long Canyon	Vista 22-15	15	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Viva 32-11	11	34S	65W	Las Animas	CO	RI, WI
Long Canyon	Vonda D 23-12	12	34S	65W	Las Animas	CO	O, WI
Featherston	Wadsworth 1-24H	24	8N	16E	Pittsburg	OK	WI
Featherston	Wadsworth 2-24H	24	8N	16E	Pittsburg	OK	WI
Featherston	Wadsworth 3-24H	24	8N	16E	Pittsburg	OK	WI
Long Canyon	Wally World 33-15	15	34S	65W	Las Animas	CO	RI, WI
Otter	Walter 1-1H	1	19N	4W	Logan	OK	WI
McLoud	Walton Farm 1-18	18	11N	2E	Pottawatomie	OK	WI
Bridge Creek	Wampler 1-4	4	8N	5W	Grady	OK	O
Crawford	Ward Maynard 1-34 Re-entry	34	7N	3W	McClain	OK	WI
Springer	Wasson, Reba 1 & 2	13	4S	2W	Carter	OK	O, WI
Springer	Wasson, M. M. 1 & 2	13	4S	2W	Carter	OK	O, WI
Springer	Wayne 4-8H	8	3S	2E	Carter	OK	O
East Marshall	Weber 1-35H (fka Haken 1-35H, fka Green 1-35H)	35	20N	4W	Garfield	OK	WI
Crawford	Webster 1-5	5	6N	2W	McClain	OK	O, WI
Morey	White Crow Fed 1	33	15N	13W	Blaine	OK	WI
Fath Sand	White Eagle 22-8N	22	25N	2W	Kay	OK	O
Fath Sand	White Eagle 23-8N	23	25N	2W	Kay	OK	O, WI
Fath Sand	White Eagle 26-8S	26	25N	2W	Kay	OK	O, WI
Fath Sand	White Eagle 27-7S	27	25N	2W	Kay	OK	O
Long Canyon	Whitecoat 14-36	36	34S	65W	Las Animas	CO	RI, O, WI
Minnis	Whitney Salt Water Dosposal	25	7N	6E	Seminole	OK	SWD
Long Canyon	Widow Woman 42-7	7	34S	65W	Las Animas	CO	O, WI
Wilbo	Wilbo 7-1	7	12N	2E	Lincoln	OK	O, WI
Sarkeys JV	Wilcox Family 1-2 (4)	2	20N	13W	Major	OK	O
Road Runner	Wile E. Coyote 1-1	1	5N	2W	McClain	OK	O, WI
MDRC	William H. Neal	28	1N	4W	Stephens	OK	O
Petree	Williams "C" 1	5	11N	10W	Canadian	OK	WI
Petree	Williams "C" 2	5	11N	10W	Canadian	OK	O
HH Mineral	Williams 1-22	22	22N	14W	Major	OK	RI, WI
Homestake	Williamson 1-29	29	7N	7E	Seminole	OK	WI
Bonanza II	Wilson 1-3	3	8S	36W	Thomas	KS	WI
East Marshall	Winburn 1-34H	34	20N	4W	Garfield	OK	WI
SW Haywood	Windle 1-28H	28	4N	12E	Pittsburg	OK	O
Long Canyon	Winfrey 22-23	23	34S	65W	Las Animas	CO	RI, WI
Crawford	Worden #1 Re-entry	32	7N	2W	McClain	OK	WI
Morey	Wright 22-1	22	8N	8W	Grady	OK	WI
Morey	Wright 22-2	22	8N	8W	Grady	OK	O
Morey	Wright 22-3	22	8N	8W	Grady	OK	O
Bonanza II	Wright Farms 1-2	2	8S	37W	Sherman	KS	WI
N/A	Wynne 1, 2 & 3	26	7N	6E	Seminole	OK	WI
Long Canyon	Yaz 22-25	26	34S	65W	Las Animas	CO	RI, O, WI
Long Canyon	Yellowknife 11-2	2	35S	65W	Las Animas	CO	RI, O, WI
Morey	Young "A" 1-27	27	18N	13W	Blaine	OK	WI
Sarkeys JV	Young 1-2	2	20N	13W	Major	OK	WI
Long Canyon	Yukon 11-27	27	34S	65W	Las Animas	CO	RI, O, WI
Morey	Zachery 1-5	5	5S	4W	Jefferson	OK	WI
Otter	Zaloudek 1-8	8	24N	5W	Garfield	OK	O
Otter	Zella Marie 1-4	4	19N	3W	Logan	OK	WI
Morey	Zola Faye 1-23	23	24N	25W	Ellis	OK	O
Long Canyon	Zorro 32-4	4	34S	65W	Las Animas	CO	WI
Crawford	Zuck #1-1	1	6N	3W	McClain	OK	WI

EXHIBIT D-1

Form of Assignment of Acquired HHC GP Interests

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

ASSIGNMENT OF GENERAL PARTNER INTEREST

OF

H. Huffman & Co., A Limited Partnership

THIS ASSIGNMENT OF GENERAL PARTNER INTEREST (this “Assignment”) is executed and effective as of March       , 2019 (the “Effective Date”), by and between Huffman Oil Co., L.L.C., an Oklahoma limited liability company (“Assignor”), and DMOHHC GP LLC, a Delaware limited liability company (“Assignee”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Contribution and Exchange Agreement, dated as of March      , 2019, by and among Assignor, Dorchester Minerals, L.P., a Delaware limited partnership, H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership (the “Company”), The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership, and the persons set forth on the signature pages of the Contribution Agreement (the “Contribution Agreement”).

RECITALS

WHEREAS, Assignor is the general partner of the Company and owns 100% of the issued and outstanding general partner interest of the Company (the “Assigned Interest”); and

WHEREAS, pursuant to the Contribution Agreement, Assignor has agreed to, among other things, contribute, and Assignee has agreed to accept the contribution of all of Assignor’s right, title and interest to, the Assigned Interest, in consideration of the transactions set forth in the Contribution Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and the Contribution Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Assignment and Acceptance. Effective as of the Closing, (a) Assignor hereby irrevocably contributes, assigns, grants, conveys and transfers to Assignee the Assigned Interest free and clear of all Liens, and (b) Assignee hereby accepts such assignment of the Assigned Interest and agrees to be bound by the terms of the HHC Partnership Agreement.

2.     Effect of Assignment. Effective as of the Closing, (a) Assignee shall be the owner of the Assigned Interest, (b) Assignee shall be admitted as a partner of the Company such admission shall hereby be deemed evidenced by this Assignment, and this Assignment shall be included in the books and records of the Company to reflect such admission, and (c) Assignor shall cease to be a partner of the Company and cease to have any right, title or interest in or to the Assigned Interest and shall have no further obligations with respect to the Assigned Interest (other than as set forth in the Contribution Agreement).

3.     Modification and Waiver. No supplement, modification, waiver or termination of this Assignment or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any provision of this Assignment shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

4.     Choice of Law. Without regard to principles of conflicts of law, this Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any laws, rules or provisions of the State of Texas that would cause the application of the laws, rules or provisions of any jurisdiction other than the State of Texas.

5.     Entire Agreement. This Assignment and the Contribution Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions among the Parties with respect to such subject matter.

6.     General. This Assignment is binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one instrument. It is not necessary that each party hereto execute the same counterpart so long as identical counterparts are executed by each such party hereto. However, this Assignment shall not be binding on any party unless and until it has been executed and delivered by all parties hereto. This Assignment may be validly executed and delivered by facsimile or other electronic transmission. Each party will execute and deliver such additional documents and take such other actions as may be reasonably requested by the other party in order to carry out the provisions of this Assignment and make effective the transactions contemplated hereby.

[Remainder of this page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNOR:

HUFFMAN OIL CO., L.L.C.

By:
Name:	Huston Huffman, Jr.
Title:	Manager

Signature Page to Assignment and Assumption of General Partner Interest

of H. Huffman & Co., A Limited Partnership

ASSIGNEE:

DMOHHC GP LLC

By:
Name:	William Casey McManemin
Title:	Chief Executive Officer

Signature Page to Assignment and Assumption of General Partner Interest

of H. Huffman & Co., A Limited Partnership

EXHIBIT D-2

Form of Assignment of Acquired HHC LP Interests

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

ASSIGNMENT OF LIMITED PARTNER INTEREST

OF

H. huffman & co., A Limited Partnership

THIS ASSIGNMENT OF LIMITED PARTNER INTEREST (this “Assignment”) is executed and effective as of March     , 2019 (the “Effective Date”), by and among the Contributors (each an “Assignor” and collectively, the “Assignors”), Dorchester Minerals Operating LP, a Delaware limited partnership (“Assignee”), and for purposes of Section 3 hereof, Huffman Oil Co., L.L.C., an Oklahoma limited liability company (the “General Partner”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Contribution and Exchange Agreement, dated as of March    , 2019, by and among the General Partner, Dorchester Minerals, L.P., a Delaware limited partnership, H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership (the “Company”), The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership, and the persons set forth on the signature pages of the Contribution Agreement (the “Contribution Agreement”).

RECITALS

WHEREAS, each Assignor owns the issued and outstanding limited partner interests in the Company set forth opposite such Contributor’s name on Exhibit A hereto (the “Assigned Interest”);

WHEREAS, pursuant to the Contribution Agreement, each Assignor has agreed to, among other things, contribute, and Assignee has agreed to accept the contribution of all of each Assignor’s right, title and interest to, the Assigned Interest, in consideration of the transactions set forth in the Contribution Agreement;

WHEREAS, pursuant to Section 12.1 of the HHC Partnership Agreement, the General Partner desires to give its written consent to each Assignor’s contribution of its respective Assigned Interest; and

NOW, THEREFORE, in consideration of the mutual agreements contained herein and the Contribution Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Assignment and Acceptance. Effective as of the Closing, (a) each Assignor hereby irrevocably contributes, assigns, grants, conveys and transfers to Assignee the Assigned Interest free and clear of all Liens, and (b) Assignee hereby accepts such assignment of the Assigned Interest and agrees to be bound by the terms of the HHC Partnership Agreement.

2.     Effect of Assignment. Effective as of the Closing, (a) Assignee shall be the owner of the Assigned Interest, (b) Assignee shall be admitted as a partner of the Company such admission shall hereby be deemed evidenced by this Assignment, and this Assignment shall be included in the books and records of the Company to reflect such admission, and (c) each Assignor shall cease to be a partner of the Company and cease to have any right, title or interest in or to the Assigned Interest and shall have no further obligations with respect to the Assigned Interest (other than as set forth in the Contribution Agreement).

3.     Consent of General Partner. The General Partner hereby approves this Assignment in all respects, and the performance by the Assignor of all of its obligations pursuant to the Contribution Agreement and the Company Agreement are hereby approved.

4.     Modification and Waiver. No supplement, modification, waiver or termination of this Assignment or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any provision of this Assignment shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

5.     Choice of Law. Without regard to principles of conflicts of law, this Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any laws, rules or provisions of the State of Texas that would cause the application of the laws, rules or provisions of any jurisdiction other than the State of Texas.

6.     Entire Agreement. This Assignment and the Contribution Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions among the Parties with respect to such subject matter.

7.     General. This Assignment is binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one instrument. It is not necessary that each party hereto execute the same counterpart so long as identical counterparts are executed by each such party hereto. However, this Assignment shall not be binding on any party unless and until it has been executed and delivered by all parties hereto. This Assignment may be validly executed and delivered by facsimile or other electronic transmission. Each party will execute and deliver such additional documents and take such other actions as may be reasonably requested by the other party in order to carry out the provisions of this Assignment and make effective the transactions contemplated hereby.

[Remainder of this page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNORS:

HUFFMAN OIL CO., L.L.C.,

in its capacity as Contributors’ Representative for the above named persons pursuant to Section 11.2 of that certain Contribution and Exchange Agreement dated March 29, 2019 by and among Dorchester Minerals, L.P., a Delaware limited partnership, H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership, The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership, Huffman Oil Co., L.L.C., an Oklahoma limited liability company, and the persons set forth above,

By:	________________________________
Name:	Huston Huffman, Jr.
Title:	Manager

Signature Page to Assignment and Assumption of Limited Partner Interest

of H. Huffman & Co., A Limited Partnership

ASSIGNEE:

DORCHESTER MINERALS OPERATING LP

By:	Dorchester Minerals Operating GP LLC,
its sole general partner

By:	Dorchester Minerals Management LP,
its sole member

By:	Dorchester Minerals Management GP, LLC
its sole general partner

By:
Name:
Title:

Signature Page to Assignment and Assumption of Limited Partner Interest

of H. Huffman & Co., A Limited Partnership

General Partner:

HUFFMAN OIL CO., L.L.C.

By:
Name:	Huston Huffman, Jr.
Title:	Manager

Signature Page to Assignment and Assumption of Limited Partner Interest

of H. Huffman & Co., A Limited Partnership

EXHIBIT D-3

Form of Assignment of Acquired TBC GP Interests

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

ASSIGNMENT OF GENERAL PARTNER INTEREST

OF

The Buffalo Co., A Limited Partnership

THIS ASSIGNMENT OF GENERAL PARTNER INTEREST (this “Assignment”) is executed and effective as of March      , 2019 (the “Effective Date”), by and between Huffman Oil Co., L.L.C., an Oklahoma limited liability company (“HOC”), Paul Malloy, an individual resident of the State of Oklahoma, (together with HOC, the “General Partners” or “Assignors”) and DMLPTBC GP LLC, a Delaware limited liability company (“Assignee”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Contribution and Exchange Agreement, dated as of March     , 2019, by and among Assignor, Dorchester Minerals, L.P., a Delaware limited partnership, H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership, The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership (the “Company”), and the persons set forth on the signature pages of the Contribution Agreement (the “Contribution Agreement”).

RECITALS

WHEREAS, each Assignor is a general partner of the Company and owns a 0.03393% and a 3.7037% general partner interest of the Company, respectively (each, an “Assigned Interest” and together, the “Assigned Interests”);

WHEREAS, pursuant to the Contribution Agreement, Assignors have agreed to, among other things, contribute, and Assignee has agreed to accept the contribution of all of Assignors’ right, title and interest to, the Assigned Interests, in consideration of the transactions set forth in the Contribution Agreement; and

WHEREAS, pursuant to Section 9.2 of the TBC Partnership Agreement, the General Partners desire to give their written consent to each Assignor’s contribution of its respective Assigned Interest;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and the Contribution Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Assignment and Acceptance. Effective as of the Closing, (a) Assignors hereby irrevocably contribute, assign, grant, convey and transfer to Assignee the Assigned Interests free and clear of all Liens, and (b) Assignee hereby accepts such assignment of the Assigned Interests and agrees to be bound by the terms of the TBC Partnership Agreement.

2.     Effect of Assignment. Effective as of the Closing, (a) Assignee shall be the owner of the Assigned Interests, (b) Assignee shall be admitted as a partner of the Company such admission shall hereby be deemed evidenced by this Assignment, and this Assignment shall be included in the books and records of the Company to reflect such admission, and (c) Assignors shall cease to be partners of the Company and cease to have any right, title or interest in or to the Assigned Interests and shall have no further obligations with respect to the Assigned Interests (other than as set forth in the Contribution Agreement).

3.     Consent of General Partners. The General Partners hereby approve this Assignment in all respects, and the performance by the Assignors of all of their obligations pursuant to the Contribution Agreement and the Company Agreement are hereby approved.

4.     Modification and Waiver. No supplement, modification, waiver or termination of this Assignment or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any provision of this Assignment shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

5.     Choice of Law. Without regard to principles of conflicts of law, this Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any laws, rules or provisions of the State of Texas that would cause the application of the laws, rules or provisions of any jurisdiction other than the State of Texas.

6.     Entire Agreement. This Assignment and the Contribution Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions among the Parties with respect to such subject matter.

7.     General. This Assignment is binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one instrument. It is not necessary that each party hereto execute the same counterpart so long as identical counterparts are executed by each such party hereto. However, this Assignment shall not be binding on any party unless and until it has been executed and delivered by all parties hereto. This Assignment may be validly executed and delivered by facsimile or other electronic transmission. Each party will execute and deliver such additional documents and take such other actions as may be reasonably requested by the other party in order to carry out the provisions of this Assignment and make effective the transactions contemplated hereby.

[Remainder of this page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNORS AND GENERAL PARTNERS:

HUFFMAN OIL CO., L.L.C.

By:
Name:	Huston Huffman, Jr.
Title:	Manager

Paul Malloy

Signature Page to Assignment and Assumption of General Partner Interest

of The Buffalo Co., A Limited Partnership

ASSIGNEE:

DMLPTBC GP LLC

By:	/s/
Name:	William Casey McManemin
Title:	Chief Executive Officer

Signature Page to Assignment and Assumption of General Partner Interest

of The Buffalo Co., A Limited Partnership

EXHIBIT D-4

Form of Assignment of Acquired TBC LP Interests

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

ASSIGNMENT OF LIMITED PARTNER INTEREST

OF

The Buffalo Co., A Limited Partnership

THIS ASSIGNMENT OF LIMITED PARTNER INTEREST (this “Assignment”) is executed and effective as of March     , 2019 (the “Effective Date”), by and among the Contributors (each an “Assignor” and collectively, the “Assignors”), Dorchester Minerals, L.P., a Delaware limited partnership (“Assignee”), and for the purposes of Section 3 hereof, Huffman Oil Co., L.L.C., an Oklahoma limited liability company (“HOC”) and Paul Malloy (together with HOC, the “General Partners”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Contribution and Exchange Agreement, dated as of March     , 2019, by and among HOC, Assignee, H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership, The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership (the “Company”), and the persons set forth on the signature pages of the Contribution Agreement (the “Contribution Agreement”).

RECITALS

WHEREAS, each Assignor owns the issued and outstanding limited partner interests in the Company set forth opposite such Contributor’s name on Exhibit A hereto (“Assigned Interests”);

WHEREAS, pursuant to the Contribution Agreement, Assignors have agreed to, among other things, contribute, and Assignee has agreed to accept the contribution of all of Assignors’ right, title and interest to, the Assigned Interests, in consideration of the transactions set forth in the Contribution Agreement; and

WHEREAS, pursuant to Section 9.2 of the TBC Partnership Agreement, the General Partners desire to give their written consent to each Assignor’s contribution of its respective Assigned Interest;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and the Contribution Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Assignment and Acceptance. Effective as of the Closing, (a) Assignors hereby irrevocably contribute, assign, grant, convey and transfer to Assignee the Assigned Interests free and clear of all Liens, and (b) Assignee hereby accepts such assignment of the Assigned Interests and agrees to be bound by the terms of the TBC Partnership Agreement.

2.     Effect of Assignment. Effective as of the Closing, (a) Assignee shall be the owner of the Assigned Interests, (b) Assignee shall be admitted as a partner of the Company, such admission shall hereby be deemed evidenced by this Assignment and this Assignment shall be included in the books and records of the Company to reflect such admission, and (c) Assignors shall cease to be partners of the Company and cease to have any right, title or interest in or to the Assigned Interests and shall have no further obligations with respect to the Assigned Interests (other than as set forth in the Contribution Agreement).

3.     Consent of General Partners. The General Partners hereby approve this Assignment in all respects, and the performance by the Assignors of all of their obligations pursuant to the Contribution Agreement and the Company Agreement are hereby approved

4.     Modification and Waiver. No supplement, modification, waiver or termination of this Assignment or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any provision of this Assignment shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

5.     Choice of Law. Without regard to principles of conflicts of law, this Assignment shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any laws, rules or provisions of the State of Texas that would cause the application of the laws, rules or provisions of any jurisdiction other than the State of Texas.

6.     Entire Agreement. This Assignment and the Contribution Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions among the Parties with respect to such subject matter.

7.     General. This Assignment is binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one instrument. It is not necessary that each party hereto execute the same counterpart so long as identical counterparts are executed by each such party hereto. However, this Assignment shall not be binding on any party unless and until it has been executed and delivered by all parties hereto. This Assignment may be validly executed and delivered by facsimile or other electronic transmission. Each party will execute and deliver such additional documents and take such other actions as may be reasonably requested by the other party in order to carry out the provisions of this Assignment and make effective the transactions contemplated hereby.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date.

ASSIGNORS:

HUFFMAN OIL CO., L.L.C.,

in its capacity as Contributors’ Representative for the above named persons pursuant to Section 11.2 of that certain Contribution and Exchange Agreement dated March 29, 2019 by and among Dorchester Minerals, L.P., a Delaware limited partnership, H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership, The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership, Huffman Oil Co., L.L.C., an Oklahoma limited liability company, and the persons set forth above,

By:      ________________________________

Name: Huston Huffman, Jr.

Title:   Manager

Signature Page to Assignment of Limited Partner Interest

of The Buffalo Co., A Limited Partnership

ASSIGNEE:

DORCHESTER MINERALS, L.P.

By:
Name:	Bradley J. Ehrman
Title:	Chief Operating Officer

Signature Page to Assignment of Limited Partner Interest

of The Buffalo Co., A Limited Partnership

GENERAL PARTNERS:

HUFFMAN OIL CO., L.L.C.

By:
Name:	Huston Huffman, Jr.
Title:	Manager

Paul Malloy

Signature Page to Assignment of Limited Partner Interest

of The Buffalo Co., A Limited Partnership

EXHIBIT E
Excluded Assets
Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among
Dorchester Minerals, L.P., H. Huffman & Co. A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

Item #	Equipment	EXCLUDE	Manufacturer	Description	YR Acq	Cost
69	(3) Audobon Prints	EXCLUDE	Princeton	Prints and Frames	2008	$2,498.15
90a	Admin. Telephone	EXCLUDE	Inter-Tel	Executive Phone w/Mini DSS	2006	$623.16
198	Battery Backup	EXCLUDE	APC	Smart UPS	2018	$1,466.45
190	Belkin Omniview	EXCLUDE	Belkin	Omniview Pro 3 (4) Port	2014	$224.83
61	Bookshelf	EXCLUDE	HON	3 Shelf - 36w x 13 1/8d	2007	$312.36
17	Bookshelf	EXCLUDE	HON	5 Shelf Bookshelf	1993	$310.00
10	Bookshelf	EXCLUDE	HON	(2) 3 Shelf - 44 x 36	1993	$526.00
163	Computer	EXCLUDE	Hewlett Packard	Compaq Small Form Factor	2012	$1,284.24
166	Computer	EXCLUDE	Hewlett Packard	Compaq Small Form Factor	2012	$1,284.24
175	Computer	EXCLUDE	Hewlett Packard	Compaq Convertible Minitower Elite	2012	$1,318.93
180	Conference Room Chair	EXCLUDE	HON	Executive Back Multi-Tilt	2013	$439.10
70	Crossword Print	EXCLUDE	Steve Mills	Painting	2008	$1,150.00
119	Data Lines	EXCLUDE			2006	$5,868.00
8	Desk	EXCLUDE	Highpoint	Pedestal Desk	1993	$1,675.00
7	Desk	EXCLUDE	Highpoint	Pedestal Desk	1993	$1,980.00
52	Dishwasher	EXCLUDE	Whirlpool	Dishwasher	2006	$353.28
33	Executive Chair	EXCLUDE	Global NuCas	Leather High Back Multi-Tilt	2004	$650.25
44	Executive Chair	EXCLUDE	HON	Task Chair w/tilt, glide	2006	$359.21
35	Executive Chair	EXCLUDE	HON	High Back Task Chair w/arms	2004	$372.81
36	Filing Cabinet	EXCLUDE	Highpoint	2 Drawer Lateral Cabinet	2004	$726.11
195	Firewall	EXCLUDE	Sonic	Sonic Wall Firewall	2016	$881.58
37	Guest Chair	EXCLUDE	unknown	Side Chair	2004	$54.83
37	Guest Chair	EXCLUDE	unknown	Side Chair	2004	$54.83
37	Guest Chair	EXCLUDE	unknown	Side Chair	2004	$54.83
161	Laptop	EXCLUDE	Hewlett Packard	ProBook	2012	$695.84
194	Laptop Conference Room	EXCLUDE	Hewlett Packard	HP ProBook 640 G1	2015	$1,370.19
30	Microwave	EXCLUDE	Whirlpool	1100 Watt	2001	$117.56
98	Monitor	EXCLUDE	Hewlett Packard	24 Inch Flat Panel	2007	$703.35
98	Monitor	EXCLUDE	Hewlett Packard	24 Inch Flat Panel	2007	$703.35
191	Monitor	EXCLUDE	Hewlett Packard	LED LCD Monitors 24 Inch	2014	$345.79
193	Monitor	EXCLUDE	Hewlett Packard	LED LCD Monitors 24 Inch	2014	$672.00
158	Printer	EXCLUDE	Hewlett Packard	Laserjet	2011	$226.58
25	Printer	EXCLUDE	Hewlett Packard	Laserjet 6P	1998	$866.99
178	Printer/Scanner	EXCLUDE	Hewlett Packard	Laserjet Pro Multifunction Printer	2012	$320.20
54	Refrigerator	EXCLUDE	Whirlpool	18 CU FT Top Freezer	2006	$567.86
39	Safe	EXCLUDE	Sentry Group	Fireproof Safe, Combination & Key	2004	$281.76
153	Scanner	EXCLUDE	Canon	imageFormula	2011	$3,447.33
168	Server - AVATAR	EXCLUDE	Hewlett Packard	HP DL380P	2012	$6,564.00
148	Server - AVATAR Hard Drive	EXCLUDE	Hewlett Packard	Storage/Memory	2010	$853.74
164	Server - SQL 2012	EXCLUDE	Microsoft	SQL Server Software	2012	$3,943.00
71	Server Monitor & Rack	EXCLUDE	APC	15 Inch Flat Panel (popup)	2008	$1,852.00
71	Server Rack	EXCLUDE	Belkin	6 Foot Omniview	2008	$0.00
6	Shelves	EXCLUDE 4	unknown	Lateral Shelving	1993	$8,011.00
18	Side Table	EXCLUDE	unknown	Mahogany Table	1993	$199.00
47	Sm Conference Chair	EXCLUDE	Basyx	Leather High Back Multi-Tilt	2006	$233.01
47	Sm Conference Chair	EXCLUDE	Basyx	Leather High Back Multi-Tilt	2006	$233.01
47	Sm Conference Chair	EXCLUDE	Basyx	Leather High Back Multi-Tilt	2006	$233.01
47	Sm Conference Chair	EXCLUDE	Basyx	Leather High Back Multi-Tilt	2006	$233.01
47	Sm Conference Chair	EXCLUDE	Basyx	Leather High Back Multi-Tilt	2006	$233.01
47	Sm Conference Chair	EXCLUDE	Basyx	Leather High Back Multi-Tilt	2006	$233.01
57	Sm Conference Table	EXCLUDE	Tiffany	Conference Table	2006	$1,254.92
132	Software - Petroware	EXCLUDE	Avatar	Petroware Software	2004	$38,858.88
58	Table	EXCLUDE	Zebra	Wood End Table	2006	$450.00
21a	Telephone	EXCLUDE	Inter-Tel	Executive Phone	1997	$130.15
90d	Telephone	EXCLUDE	Inter-Tel	Executive Phone	2006	$460.59
90c	Telephone	EXCLUDE	Inter-Tel	Executive Phone	2006	$460.59
21l	Telephone	EXCLUDE	Inter-Tel	Executive Phone	1997	$130.15
75	Television	EXCLUDE	LG	23 Inch LCD	2006	$1,181.79
147	Water Heater	EXCLUDE	A.O. Smith	6 Gallon Hot Water Heater	2009	$763.00
48	Wing Back Chair	EXCLUDE	Highland	High Back Chair	2006	$937.61
48	Wing Back Chair	EXCLUDE	Highland	High Back Chair	2006	$937.60

EXHIBIT F

Form of Assignment of Assignment and Assumption of Excluded Assets

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

Assignment and Assumption Agreement

This Assignment and Assumption Agreement (“Agreement”) dated as of March     , 2019, is entered into by and among H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership (“HHC”), The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership (“TBC” and together with HHC, the “Acquired Entities”), and Huffman Oil Co., L.L.C., an Oklahoma limited liability company (“HOC”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Contribution and Exchange Agreement dated March    , 2019 by and among Dorchester Minerals, L.P., a Delaware limited partnership, the Acquired Entities, HOC and the other parties thereto (the “Contribution and Exchange Agreement”).

WHEREAS, pursuant to the Contribution and Exchange Agreement, effective as of the Closing, the Acquired Entities desire to assign to HOC all of its right, title and interest to, and delegate to HOC all of its obligations related to the Excluded Assets set forth on Exhibit A; and

WHEREAS, HOC desires to accept such assignment of rights and delegation of obligations related to the Excluded Assets.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set out herein and in the Contribution and Exchange Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Assignment and Assumption.

1.1     Assignment. Effective as of the Closing, the Acquired Entities irrevocably sell, assign, grant, convey and transfer to HOC all of the Acquired Entities’ right, title and interest in and to the Excluded Assets.

1.2     Assumption. Effective as of the Closing, HOC unconditionally accepts such assignment and assumes all of the Acquired Entities’ duties, liabilities and obligations related to the Excluded Assets, and agrees to pay, perform and discharge, as and when due, all of such obligations.

2.     Miscellaneous.

2.1     Further Assurances. On the other party’s reasonable request, each party shall, at its sole cost and expense, execute and deliver all such further documents and instruments, and take all such further acts, necessary to give full effect to this Agreement.

2.2     Headings. The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.

2.3     Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability does not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

2.4     Entire Agreement. This Agreement, together with the Contribution and Exchange Agreement, is the sole and entire agreement of the parties to this Agreement regarding the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, regarding such subject matter.

2.5     Amendment and Modification. No amendment to this Agreement is effective unless it is in writing, identified as an amendment to this Agreement and signed by an authorized representative of each party to this Agreement.

2.6     Waiver.  No waiver under this Agreement is effective unless it is in writing, identified as a waiver to this Agreement and signed by an authorized representative of the party waiving its right.

2.7     No Third-Party Beneficiaries. This Agreement benefits solely the parties to this Agreement and their respective permitted successors and permitted assigns and nothing in this Agreement, express or implied, confers on any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

2.8     Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

2.9     Counterparts. This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together is deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

ACQUIRED ENTITIES:

H. HUFFMAN & CO., A LIMITED PARTNERSHIP

By:	Huffman Oil Co., L.L.C.,
its general partner

By:
Name:	Huston Huffman, Jr.
Title:	Manager

THE BUFFALO CO., A LIMITED PARTNERSHIP

By:	Huffman Oil Co., L.L.C.,
its general partner

By:
Name:	Huston Huffman, Jr.
Title:	Manager

By:
Paul Malloy,
its general partner

HOC:

Huffman Oil Co., L.L.C.

By:
Name:	Huston Huffman, Jr.
Title:	Manager

Assignment and Assumption Agreement

Signature Page

EXHIBIT A

EXCLUDED ASSETS

EXHIBIT G

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co. A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

GRANTOR	GRANTEE	DEED OR ASSIGN DATE	BOOK	PAGE	SEC, LOTS/ ABST.	TWN/ BLK	RNG/SUR V.	COUNTY	ST	LEGAL DESCRIPTION
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	154	355	10	11N	22W	JOHNSON	AR	N2 NW & SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	154	355	27	12N	23W	JOHNSON	AR	N2 NE
GIFCO PROPERTIES, INC.	H. HUFFMAN & CO.	3/24/1975	D-254	357	32	16S	28W	MILLER	AR

ALL OF THE W2 SE, ALL OF NE SW, UNDIVIDED 1/2 in NW SW,  N 3/4 SW SW, UNDIVIDED 1/2 INTEREST IN THE SE SW DESCRIBED AS FOLLOWS:  BEGINNING AT A CONCRETE MONUMENT AT THE NE CORNER OF SAID SE SW OF SECTION 32; THENCE SOUTH WITH THE EAST BOUNDARY LINE OF SAID SE SW 853.3 FEET TO THE NE CORNER OF THE PLEASANT HILL METHODIST CHURCH AND CEMETARY 5 ACRE TRACT; THENCE WEST WITH THE NORTH BOUNDARY LINE OF SAID CHURCH TRACT AND ITS PROJECTIONS 493 FEET TO THE CENTER OF A PUBLIC ROAD, THENCE NORTH 15 DEGREES 30 MINUTES WEST WITH SAID CENTERLINE OF SAID ROAD 378 FEET TO A POINT; THENCE NORTHWESTERLY WITH SAID CENTER LINE OF THE ROAD AS IT CURVES TO THE LEFT 615 FEET TO THE NORTH LINE OF SAID SE SW OF SECTION 32; THENCE EAST WITH SAID NORTH BOUNDARY LINE OF THE SE SW 938 FEET TO THE POINT OF BEGINNING, AND CONTAINING 12.7 ACRES OF LAND. MOL

GIFCO PROPERTIES, INC.	H. HUFFMAN & CO.	3/24/1975	D-254	357	33	16S	28W	MILLER	AR

ALL OF THE E2 SW,  AN UNDIVIDED 1/2 INTEREST IN THE E2 NW, AN UNDIVIDED 1/2 INTEREST IN THE SE NE SW NE,   ALL OF THE W2 NE LESS SE NE SW NE, AN UNDIVIDED 1/4 INTEREST IN THE E2 SE,  AN UNDIVIDED 1/4 INTEREST IN THE NW SE,  AN UNDIVIDED 1/2 INTEREST IN THE SW SE,  ALL THAT PORTION OF THE S2 SE NE AND THE S2 N2 SE NE OF SECTION 33 LYING WEST OF THE CENTER OF THE BLACKMAN FERRY ROAD AND MOR PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:  BEGINNING AT THE SW CORNER OF SAID S2 SE NE OF SECTION 33 MARKED BY A CONCRETE POST, THENCE WITH THE SOUTH LINE OF SAID SUB-DIVISION S 89 DEGREES 51 MINUTES E. 827 FEET TO A POINT ON THE CENTER LINE OF SAID BLACKMAN FERRY ROAD; THENCE WITH SAID CENTER LINE N 56 DEGREES 50 MINUTES E. 66 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE 50 DEGREES 16 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N 38 DEGREES 52 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N 30 DEGREES 13 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAIDCENTERLINE N 24 DEGREES 28 MINUTES E. 100 FEET TO A POINT;

GIFCO PROPERTIES, INC.	H. HUFFMAN & CO.	3/24/1975	D-254	357	33	16S	28W	MILLER	AR

CONTINUED FROM ABOVE ENTRY: THENCE CONTINUING WITH SAID CENTER LINE N 19 DEGREES 43 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE iN 15 DEGREES 30 MINUTES E. 100  FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N 7 DEGREES 45 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N. 2 DEGREES 00 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N 1 DEGREE 10 MINUTES W. 245 FEET TO A POINT ON THE NORTH LINE OF SAID S2 N2 SE NE OF SECTION 33, THENCE WITH SAID NORTH LINE N. 89 DEGREES 51 MINUTES W. 1186 FEET TO THE NW CORNER OF SAID SUBDIVISION; THENCE SOUTH 990 FEET TO THE PLACE OF BEGINNING

GIFCO PROPERTIES, INC.	H. HUFFMAN & CO.	3/24/1975	D-254	357	34	16S	28W	MILLER	AR	UNDIVIDED 1/4 INTERES IN THE W2 SW, UNDIVIDED 1/2 INTEREST IN SE NW, UNDIVDED 1/2 INTEREST IN S2 NE NW, UNDIVIDED 1/2 INTEREST IN W2 NW NE NW
GIFCO PROPERTIES, INC.	THE BUFFALO CO.	3/24/1975	D-254	357	32	16S	28W	MILLER	AR

ALL OF THE W2 SE, ALL OF NE SW, UNDIVIDED 1/2 in NW SW,  N 3/4 SW SW, UNDIVIDED 1/2 INTEREST IN THE SE SW DESCRIBED AS FOLLOWS:  BEGINNING AT A CONCRETE MONUMENT AT THE NE CORNER OF SAID SE SW OF SECTION 32; THENCE SOUTH WITH THE EAST BOUNDARY LINE OF SAID SE SW 853.3 FEET TO THE NE CORNER OF THE PLEASANT HILL METHODIST CHURCH AND CEMETARY 5 ACRE TRACT; THENCE WEST WITH THE NORTH BOUNDARY LINE OF SAID CHURCH TRACT AND ITS PROJECTIONS 493 FEET TO THE CENTER OF A PUBLIC ROAD, THENCE NORTH 15 DEGREES 30 MINUTES WEST WITH SAID CENTERLINE OF SAID ROAD 378 FEET TO A POINT; THENCE NORTHWESTERLY WITH SAID CENTER LINE OF THE ROAD AS IT CURVES TO THE LEFT 615 FEET TO THE NORTH LINE OF SAID SE SW OF SECTION 32; THENCE EAST WITH SAID NORTH BOUNDARY LINE OF THE SE SW 938 FEET TO THE POINT OF BEGINNING, AND CONTAINING 12.7 ACRES OF LAND. MOL

GIFCO PROPERTIES, INC.	THE BUFFALO CO.	3/24/1975	D-254	357	33	16S	28W	MILLER	AR

ALL OF THE E2 SW,  AN UNDIVIDED 1/2 INTEREST IN THE E2 NW, AN UNDIVIDED 1/2 INTEREST IN THE SE NE SW NE,   ALL OF THE W2 NE LESS SE NE SW NE, AN UNDIVIDED 1/4 INTEREST IN THE E2 SE,  AN UNDIVIDED 1/4 INTEREST IN THE NW SE,  AN UNDIVIDED 1/2 INTEREST IN THE SW SE,  ALL THAT PORTION OF THE S2 SE NE AND THE S2 N2 SE NE OF SECTION 33 LYING WEST OF THE CENTER OF THE BLACKMAN FERRY ROAD AND MOR PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:  BEGINNING AT THE SW CORNER OF SAID S2 SE NE OF SECTION 33 MARKED BY A CONCRETE POST, THENCE WITH THE SOUTH LINE OF SAID SUB-DIVISION S 89 DEGREES 51 MINUTES E. 827 FEET TO A POINT ON THE CENTER LINE OF SAID BLACKMAN FERRY ROAD; THENCE WITH SAID CENTER LINE N 56 DEGREES 50 MINUTES E. 66 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE 50 DEGREES 16 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N 38 DEGREES 52 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N 30 DEGREES 13 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAIDCENTERLINE N 24 DEGREES 28 MINUTES E. 100 FEET TO A POINT;

GIFCO PROPERTIES, INC.	THE BUFFALO CO.	3/24/1975	D-254	357	33	16S	28W	MILLER	AR

CONTINUED FROM ABOVE ENTRY: THENCE CONTINUING WITH SAID CENTER LINE N 19 DEGREES 43 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LIN iN 15 DEGREES 30 MINUTES E. 100  FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N 7 DEGREES 45 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N. 2 DEGREES 00 MINUTES E. 100 FEET TO A POINT; THENCE CONTINUING WITH SAID CENTER LINE N 1 DEGREE 10 MINUTES W. 245 FEET TO A POINT ON THE NORTH LINE OF SAID S2 N2 SE NE OF SECTION 33, THENCE WITH SAID NORTH LINE N. 89 DEGREES 51 MINUTES W. 1186 FEET TO THE NW CORNER OF SAID SUBDIVISION; THENCE SOUTH 990 FEET TO THE PLACE OF BEGINNING

GIFCO PROPERTIES, INC.	H. HUFFMAN & CO.	3/24/1975	D-254	357	34	16S	28W	MILLER	AR	UNDIVIDED 1/4 INTERES IN THE W2 SW, UNDIVIDED 1/2 INTEREST IN SE NW, UNDIVDED 1/2 INTEREST IN S2 NE NW, UNDIVIDED 1/2 INTEREST IN W2 NW NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	593	871	27	20S	69W	FREEMONT	CO	SE NW, E2 SW, SW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	593	871	34	20S	69W	FREEMONT	CO	NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	709	67	3	8N	54W	LOGAN	CO	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	709	67	4	8N	54W	LOGAN	CO	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	709	67	9	8N	54W	LOGAN	CO	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	709	67	10	8N	54W	LOGAN	CO	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	709	67	10	8N	54W	LOGAN	CO	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	793	1715382	4	7N	58W	WELD	CO	NE, N2 SE EXCEPT THAT PORTION THEREOF CONTAINING (19) ACRES, MOL, WHICH LIES SOUTH OF HIGHWAY 14
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	793	1715382	35	8N	58W	WELD	CO	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	30	10S	26E	CASSIA	ID	W2 SE SE; E2 SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	31	10S	26E	CASSIA	ID	W2 NE NE; E2 NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	12	11S	20E	CASSIA	ID	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	13	11S	20E	CASSIA	ID	SW; E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	3	11S	22E	CASSIA	ID	LOT 4; SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	4	11S	22E	CASSIA	ID	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	6	11S	22E	CASSIA	ID	LOT 4; S2 NW; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	7	11S	22E	CASSIA	ID	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	8	11S	22E	CASSIA	ID	W2; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	9	11S	22E	CASSIA	ID	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	14	11S	22E	CASSIA	ID	NW SW; SW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	15	11S	22E	CASSIA	ID	S2; NW NE; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	22	11S	22E	CASSIA	ID	S2; S2 N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	23	11S	22E	CASSIA	ID

NE; E2 S2 & ALL LAND WEST OF OSLRR ROW IN S2 NW CONSISTING OF 31.5 ACRES  MOL & ALL THE LAND EAST OF ROW IN S2 NW CONSISTING OF 45.3 ACRES MOL & NW SW MINUS 3.30 ACRES FOR RAILROAD ROW, CONSISTING OF 36.7 ACRES MOL & SW SW MINUS 3.0 ACRES FOR RAILROAD ROW, CONSISTING OF 37.0 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	24	11S	22E	CASSIA	ID	SW; W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	25	11S	22E	CASSIA	ID	NW; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	26	11S	22E	CASSIA	ID	E2 NE; N2 NW; W2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	27	11S	22E	CASSIA	ID	N2; N2 SE; S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	33	11S	22E	CASSIA	ID	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	34	11S	22E	CASSIA	ID

E2 & S2 SW & NW SW & ALL THE LAND WEST OF THE OSLRR ROW IN NE SW, CONSISTING OF 8.43 ACRES MOL, & THE LAND EAST OF THE ROW IN NE SW, CONSISTING OF 28.31 ACRES MOL, AND THE LAND EAST OF THE ROW IN SE NW, CONSISTING OF 12.38 ACRES MOL, & NE NW MINUS 1.57 ACRES FOR THE ROW, CONSISTING OF 38.43 ACRES MOL, AND THE LAND EAST AND SOUTH OF THE ROW IN NE NW CONSISTING OF 24.36 ACRES MOL, & THE NW NW MINUS 0.53 ACRES TAKEN OUT FOR KENYON TOWNSITE, CONSISTING OF 39.47 ACRES MOL, & SW NW MINUS 16 ACRES TAKEN OUT FOR KENYON TOWNSITE, CONSISTING OF 24 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	35	11S	22E	CASSIA	ID	W2 NE & NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	19	11S	23E	CASSIA	ID	LOT 4; ALL LAND SOUTH & WEST OF GOVERNMENT CANAL IN LOT 3 CONSISTING OF 33 ACRES MOL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	24	11S	23E	CASSIA	ID	E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	30	11S	23E	CASSIA	ID	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	31	11S	23E	CASSIA	ID	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	35	11S	23E	CASSIA	ID	SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	5	11S	26E	CASSIA	ID	NW; W2 SE; E2 SW; W2 NE; NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	6	11S	26E	CASSIA	ID	LOTS 1 & 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	8	11S	26E	CASSIA	ID	W2 NE; NE NW; SE NE & SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	9	11S	26E	CASSIA	ID	SW NW; W2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	1	12S	20E	CASSIA	ID	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	2	12S	20E	CASSIA	ID	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	4	12S	20E	CASSIA	ID	NE; S2 NW; N2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	5	12S	20E	CASSIA	ID	SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	8	12S	20E	CASSIA	ID	NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	9	12S	20E	CASSIA	ID	W2 NE & NW & E2 E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	10	12S	20E	CASSIA	ID	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	12	12S	20E	CASSIA	ID	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	14	12S	20E	CASSIA	ID	N2 & N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	15	12S	20E	CASSIA	ID	E2 NE; N2 SE; SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	23	12S	20E	CASSIA	ID	SE; W2 NE; SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	24	12S	20E	CASSIA	ID	W2 W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	29	12S	20E	CASSIA	ID	SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	32	12S	20E	CASSIA	ID	S2 NW; NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	2	12S	22E	CASSIA	ID	NW; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	3	12S	22E	CASSIA	ID	NE NE; W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	11	12S	22E	CASSIA	ID	S2; NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	17	12S	22E	CASSIA	ID	NW; E2 SW; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	24	12S	22E	CASSIA	ID	N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	25	12S	22E	CASSIA	ID	S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	32	12S	22E	CASSIA	ID	E2 SE; SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	34	12S	22E	CASSIA	ID	NW NE; NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	36	12S	22E	CASSIA	ID

THAT LAND BEGINNING AT NE CORNER SE OF SECTION 36 THENCE WEST 5280 FEET TO THE WEST LINE OF SAID SECTION, THENCE SOUTH 816 FEET, THENCE EAST 5280 FEET  TO THE EAST LINE OF SAID SECTION, THENCE NORTH 816 FEET TO POB, CONTAINING 98.9 ACRES MOL, AND THAT LAND BEGINNING AT A POINT 187.23 FEET WEST OF THE SE CORNER OF SECTION 36, THENCE RUNNING NORTHEASTERLY TO A POINT WHICH IS 1632 FEET SOUTH AND 55.3 FEET WEST OF THE NE CORNER OF SE OF SAID SECTION, THENCE RUNNING WEST 55.3 FEET, THENCE SOUTHWESTERLY TO A POINT ON THE SOUTH LINE OF THE SE SE OF SAID SECTION WHICH IS 374.46 FEET WEST OF THE SE CORNER OF SE SE OF SAID SECTION, THENCE RUNNING EAST 187.23 FEET TO POB, CONTAINING 2.81 ACRES MOL, AND THAT LAND BEGINNING AT THE SW CORNER OF SECTION 36 THENCE NORTH 401 FEET, THENCE EAST 4746.5 FEET, THENCE SW 414.51 FEET, THENCE WEST 4641.5 FEET, THENCE WEST TO POB, CONTAINING 43.2 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	15	12S	23E	CASSIA	ID	E2 W2; W2 SE; SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	19	12S	23E	CASSIA	ID	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	22	12S	23E	CASSIA	ID

S2 NW; W2 NE; SE NE; N2 SE; AND THAT LAND BEGINNING AT NE CORNER OF SAID SECTION, THENCE WEST 737 FEET, THENCE SOUTH 297 FEET, THENCE WEST 297 FEET. THENCE NORTH 297 FEET, THENCE WEST286 FEET THENCE SOUTH 1320 FEET, THENCE EAST 1320 FEET, THENCE NORTH TO POB CONTAINING 38 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	23	12S	23E	CASSIA	ID	N2; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	24	12S	23E	CASSIA	ID	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	25	12S	23E	CASSIA	ID	W2 NW NE; SE NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	26	12S	23E	CASSIA	ID

LOTS 1-3; NE NE; NW SE; N2 SW; SW NW; AND THAT LAND BEGINNING AT SW CORNER OF SE NW OF THE SECTION, THENCE EAST 22 7/8 RODS, THENCE NORTH 80 RODS, THENCE WEST 22 7/8 RODS, THENCE SOUTH 80 RODS TO POB, CONTAINING 11 ACRES MOL, AND THAT LAND BEGINNING 22 7/8 RODS EAST FROM SW CORNER OF SE NW OF THE SECTION, THENCE NORTH 140 RODS, THENCE WEST 22 7/8 RODS, THENCE NORTH 20 RODS, THENCE EAST 80 RODS, THENCE SOUTH 160 RODS, THENCE WEST 57 1/8 RODS, TO THE POB, CONTAINING 60 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	27	12S	23E	CASSIA	ID	S2 N2; N2 S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	30	12S	23E	CASSIA	ID	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	31	12S	23E	CASSIA	ID	LOTS 1 & 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	1	13S	22E	CASSIA	ID

SE AND THAT LAND BEGINNING AT A POINT 330 FEET WEST OF SE CORNER OF LOT 1, THENCE RUNNING WEST 330 FEET, THENCE NORTH 229 FEET, THENCE IN A NORTHEASTERLY DIRECTION TO A POINT WHICH IS 374.46 FEET WEST OFNE CORNER OF SAID LOT 1, THENCE EAST 187.23 FEET, THENCE IN A SOUTHWESTERLY DIRECTION TO A POINT 229 FEET NORTH OF POB, THENCE SOUTH 229 FEET TO POB, CONTAINING 7.5 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	1	13S	22E	CASSIA	ID

LOTS 1-4; SE NE; SE SW; AND THAT LAND BEGINNING AT SW CORNER OF NE NE THENCE NORTH TO NW CORNER OF SAID NE NE, THENCE EAST 681 FEET, THENCE SW 1364 FEET, THENCE WEST 336 FEET TO POB, CONTAINING 15.55 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	5	13S	22E	CASSIA	ID	LOT 1; SW NE; AND THAT LAND BEING ALL OF NW NE MINUS 3.3 AC FOR OSLRR ROW, CONTAINING 40.65 ACRES MOL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	6	13S	22E	CASSIA	ID

W2 SE AND THAT LAND BEGINNING AT SE CORNER OF NE SE RUNNING THENCE NORTH 48 RODS, THENCE WEST 25 RODS, THENCE NORTH 32 RODS, THENCE WEST 55 RODS, THENCE SOUTH 80 RODS, THENCE EAST 80 RODS TO POB CONTAINING 35 ACRES MOL, AND THAT LAND BEGINNING AT A POINT 847 FEET NORTH OF SE CORNER OF NE SE OF SECTION, THENCE WEST 367.5 FEET, THENCE NORTH 363 FEET, THENCE EAST 367.5 FEET, THENCE SOUTH TO POB, CONTAINING 4.0 ACRES MOL AND SE SE NE & LOT 2; SW NE

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	7	13S	22E	CASSIA	ID	N2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	12	13S	22E	CASSIA	ID	NE; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	3	13S	23E	CASSIA	ID	NW SW; S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	4	13S	23E	CASSIA	ID	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	5	13S	23E	CASSIA	ID	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	6	13S	23E	CASSIA	ID	N2 LOT3
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	8	13S	23E	CASSIA	ID	NE; N2 SW; SE SW; W2 SE; NW NW; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	9	11S	20E	TWIN FALLS	ID	NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	10	11S	20E	TWIN FALLS	ID	SE & E2 SW & SOUTH 4.5 ACRES OF SW NW & SW 2.0 ACRES SOUTH OF CANAL IN SE NW & NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	15	11S	20E	TWIN FALLS	ID	NW; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	97733	108	14	11S	20E	TWIN FALLS	ID	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	12/9/1977			29	8N	3E	FAYETTE	IL

NE SE, AND 30 ACRES OFF OF THE EAST SIDE OF THE SE NE, AND THE FOLLOWING DESCRIBED TRACT:  BEGINNING AT A POINT 51 RODS WEST OF THE SE CORNER OF THE NE NE OF SECTION 29, THENCE RUNNING NORTH 61 RODS MOL, TO A ROAD AT BIG CREEK; THENCE RUNNING IN A NORTHWESTERLY DIRECTION ON THE SOUTH SIDE OF SAID ROAD TO WITHIN 20 FEET OF THE WEST LINE OF SAID 40 ACRE TRACT, SAID 20 FOOT STRIP BEING A ROAD ON THE WEST LINE OF SAID 40 ACRES; THENCE RUNNING SOUTH ON THE EAST LINE OF SAID 20 FOOT ROAD TO THE QUARTER SECTION LINE; THENCE RUNNING EAST TO THE PLACE OF BEGINNING AND COMMENCING AT THE SE CORNER OF THE NE NE OF SAID SECTION 29, THENCE RUNNING WEST 51 RODS; THENCE RUNNING NORTH 62 RODS TO A POINT 20 FEET SOUTH OF BIG CREEK; THENCE RUNNING IN A SOUTHEASTERLY DIRECTION PARALLELING THE SOUTH BANK OF SAID BIG CREEK AT A DISTANCE THEREFROM OF 20 FEET TO A POINT ON THE EAST LINE OF SAID NE NE 36 RODS NORTH OF THE PLACE OF BEGINNING, THENCE SOUTH TO THE PLACE OF BEGINNING

F. WARREN WHITE & GERTRUDE B. White, BOTH INDIVIDUALLY AND AS CO-EXECUTORS AND CO-TRUSTEES UNDER THE WILL OF STEPHEN J. WHITE, CO-TRUSTEE UNDER THE WILL OF STEPHEN J. WHITE	H. HUFFMAN & CO.	2/1/1978	329	526	17	2N	2E	MARION	IL	N2 SE
F. WARREN WHITE & GERTRUDE B. White, BOTH INDIVIDUALLY AND AS CO-EXECUTORS AND CO-TRUSTEES UNDER THE WILL OF STEPHEN J. WHITE, CO-TRUSTEE UNDER THE WILL OF STEPHEN J. WHITE	H. HUFFMAN & CO.	2/1/1978	329	528	31	2N	2E	MARION	IL	N2 NE SE
F. WARREN WHITE & GERTRUDE B. White, BOTH INDIVIDUALLY AND AS CO-EXECUTORS AND CO-TRUSTEES UNDER THE WILL OF STEPHEN J. WHITE, CO-TRUSTEE UNDER THE WILL OF STEPHEN J. WHITE	H. HUFFMAN & CO.	2/1/1978	329	528	32	2N	2E	MARION	IL	N2 NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	12/9/1977			32	5N	14W	RICHLAND	IL

W2 SE NE; AND THE NORTH 20 ACRES OF THE FOLLOWING DESCRIBED TRACT, TO-WIT:  THE E2 SE EXCEPT 7 ACRES OUT OF THE NE SE, COMMENCING AT THE NE CORNER THEREOF, THENCE WEST 16 RODS, THENCE SOUTH 60 RODS, THENCE EAST 8 RODS, THENCE SOUTH 20 RODS, THENCE EAST 8 RODS, THENCE NORTH 80 RODS, TO THE POB

HUSTON HUFFMAN	H. HUFFMAN & CO.	12/9/1977			33	5N	14W	RICHLAND	IL

BEGINNING AT THE NE CORNER OF SE NW OF SECTION 33, THENCE WEST ON THE NORTH LINE OF SAID TRACT 32 RODS, MOL, TO THE DREDGE DITCH, THENCE SOUTH ALONG THE EAST LINE OF SAID DREDGE DITCH TO THE SOUTH LINE OF SAID TRACT, THENCE EAST ON THE SOUTH LINE OF SAID TRACT, 32 RODS MOL TO THE SE CORNER OF SAID TRACT, THENCE NORTH TO THE POB, EXCEPT A STRIP 1/2 ROD WIDE OFF THE SOUTH END TO BE USED FOR A CARTWAY OR LANE.

THE FIRST NATIONAL BANK OF CHICAGO AS TRUSTEE U/W FOREMAN LEBOLD AND AS TRUSTEE U/W SAMUEL LEBOLD, EACH AS TO THEIR RESPECTIVE INTERESTS	H. HUFFMAN & CO.	8/1/1983	701	1111	6	26S	1E	SEDGWICK	KS

ALL OF THE NW LYING EAST OF KANSAS MIDLAND RY, CONTAINING 90 ACRES; ALSO A PORTION OF THE NW LYING WEST OF THE AT&SF RY., CONTAINING 5 ACRES DESCRIBED AS FOLLOWS:  BEGINNING 338 FEET SOUTH OF THE NW CORNER OF SAID NW; THENCE SOUTH TO A POINT 948.4 FEET SOUTH OF SAID NW CORNER; THENCE EAST TO ROW OF AT&SF RY., THENCE NORTHWESTERLY ALONG ROW TO POINT EAST OF BEGINNING; THENCE WEST TO BEGINNING, EXCEPT ARKANSAS VALLEY INTERURBAN ROW.

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	3	23				BUTLER	KY

LYING IN THE BIG BEND OF GREEN RIVER AND BEGINNING ON THREE BEECHES ON TOP OF WEST BANK OF TAYLORS LAKE, CORNER TO A.E.MAXWELL LAND, THENCE S. 54 W.  355 POLES TO A STAKE ON THE BANK OF GREEN RIVER, THENCE DOWN THE RIVER AS IT MEANDERS S.  THIRTY (30) E.  65 1/2 POLES S.  32 1/2 E. 13 POLES S.  36 E. 27 POLES TO A SYCAMORE CORNER TO DR. GRUBBLAND THENCE N. 56 E.  160 POLES TO A WHITE OAK, THENCE N. 15 E. 81 POLES TO A STAKE, THENCE S. 50 E. 43 1/2 POLES TO AN ELM CORNER TO SAID MAXWELL, THENCE WITH HIS LINE N.  16 1/4 E.  157 POLES TO THE BEGINNING, CONTAINING 166 ACRES

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	225	812				OHIO	KY

A CERTAIN PARCEL OF LAND LYING IN OHIO COUNTY, KENTUCKY, AND ON THE WATERS OF SLATY CREEK AND THE THOROFARE AND BEING LOT #4 OF THE W.E. BROWN, DECEASED, ESTATE, SO DIVIDED AND DESIGNATED BY THE APPRAISERS SELECTED BY THE HEIRS OF SAID ESTATE - KYLE WILLIAMS, E.C. ELLIOTT, AND R.C. MCCROCKLIN ASSISTED BY CLARENCE JAMES A SURVEYOR BEGINNING AT IRA PLUMMERS NW CORNER OF STATE HIGHWAY , THENCE S. 85 E. 225 POLES TO A STONE, IRA PLUMMERS N.E., THENCE S.  2 W..1395 1/2 FEET TO BARBARA ELLIOTTS CORNER IN THE CENTER OF THE THOROFARE, THENCE MEANDERING DOWN SAID THOROFARE ABOUT 800 FEET TO THE CENTER OF SAID CREEK MARKED BY AN ASH ON THE N. BANK, THENCE N. 2 E. 1900 FT TO A GUM BUSH ON THE SLOUGH, THENCE 223 POLES TO BASWELL SHULTZS CORNER NOW BYRON SMITH'S CORNER, THENCE S. 1 1/2 W.314 FEET TO THE STATE HIGHWAY, THENCE S.  12 E. 50 FT., THENCE S. 4 W. 265 FT. TO BEGINNING AND BEGINNING AT A STONE IN A.B. STANLEYS LINE, THENCE E.TO A STONE IN NEW COUNTY HIGHWAY, THENCE WITH SAID ROAD TO A STONE IN OXIS MADDOX AND SLATERY LINE, THENCE NORTH ABOUT 40 POLES WITH SLATERT LINE TO A STONE, THENCE WEST 78 POLES TO A

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	225	812				OHIO	KY

CONTINUED FROM THE ABOVE ENTRY:  STONE, THENCE NORTH 38 POLES TO A STONE, THENCE RUNNING WITH W.I. ADKINS LINE TO A STONE AND BEING A DIVIDING DRAIN BETWEEN JAMES T. MADDOX AND SAMUEL MADDOX AND THENCE TO THE DIVIDING DRAIN AND BEGINNING

MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	9	1S	56E	CARTER	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	7	1N	57E	CARTER	MT	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	8	1S	57E	CARTER	MT	SE, E2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	9	1S	57E	CARTER	MT	W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	19	1S	57E	CARTER	MT	NW SE; E/2 E/2 NE SW; E/2 NE SE SW; NE SE SE SW; N/2 SW SE; NW SE SE; W/2 NE SE SE; W/2 E/2 NE SE; S/2 NE; SE NW; W/2 E/2 SW; W/2 E/2 E/2 SW; W/2 NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	1	1S	58E	CARTER	MT	S2 NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	2	1S	58E	CARTER	MT	SE NE; NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	12	1S	58E	CARTER	MT	N2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	17	1S	58E	CARTER	MT	W/2 NE; NW SE; SW NW; N/2 SW; SW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	18	1S	58E	CARTER	MT	SE NE; NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	19	1S	58E	CARTER	MT	SE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	20	1S	58E	CARTER	MT	W2; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	21	1S	58E	CARTER	MT	NW; NW SE; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	22	1S	58E	CARTER	MT	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	27	1S	58E	CARTER	MT	NW; N2 SW; E2; S2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	28	1S	58E	CARTER	MT	N2 NE; E2 NW; N2 S2; S2 SE; SE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	29	1S	58E	CARTER	MT	W2 NE; SE NW; SW; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	30	1S	58E	CARTER	MT	NE NE; E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	32	1S	58E	CARTER	MT	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	33	1S	58E	CARTER	MT	N2; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	34	1S	58E	CARTER	MT	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	33	2S	55E	CARTER	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	31	2S	56E	CARTER	MT	LOTS 2 & 3, N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	5	2S	57E	CARTER	MT	S2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	7	2S	57E	CARTER	MT	LOTS 3, 4; E2 SW; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	8	2S	57E	CARTER	MT	N2 NW; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	17	2S	57E	CARTER	MT	E2; S2 NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	18	2S	57E	CARTER	MT	LOTS 1-4; E2 W2; E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	19	2S	57E	CARTER	MT	LOTS 1 & 8
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	20	2S	57E	CARTER	MT	LOTS 1, 3, 4, 5, 6, 8, 9, 10, 11,12; N2 S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	21	2S	57E	CARTER	MT	LOTS 3-6, 11-12; N2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	27	2S	57E	CARTER	MT	S2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	28	2S	57E	CARTER	MT	E2 SW; SW SW; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	34	2S	57E	CARTER	MT	N/2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	1	2S	61E	CARTER	MT	LOTS 8 & 9; E2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	11	2S	61E	CARTER	MT	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	12	2S	61E	CARTER	MT	E2 SW; NW; W2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	14	2S	61E	CARTER	MT	E2; S2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	15	2S	61E	CARTER	MT	LOTS 4 & 5
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	23	2S	61E	CARTER	MT

NE AND H.E. SURVEY #78, WHICH IS A TRACT OF LAND DESCRIBED AS FOLLOWS: BEGINNING AT CORNER 1. FROM WHICH THE CORNER OF SECTIONS 12 AND 13 IN T2S OF R61E AND SECTION 7 AND 18 IN 2S, R62E OF THE M.M. BEARS SOUTH 86 DEGREES, 53 MINUTES EAST 126.81 CHAINS DISTANT: THENCE SOUTH 3 DEGREES, 18 MINUTES EAST 20.22 CHAINS TO CORNER NO. 2; THENCE SOUTH 79 DEGREES, 15 MINUTES WEST 79.7 CHAINS TO CORNER NO. 3; THENCE NORTH 3 DEGREES, 41 MINUTES WEST 20.22 CHAINS TO CORNER NO4; THENCE NORTH 79 DEGREES; 14 MINUTES EAST 79.8 CHAINS TO CORNER NO. 1, THE PLACE OF THE BEGINNING

MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	1	3S	55E	CARTER	MT	LOTS 1-4; S2 N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	2	3S	55E	CARTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	4	3S	55E	CARTER	MT	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	5	3S	55E	CARTER	MT	SE; E2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	8	3S	55E	CARTER	MT	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	9	3S	55E	CARTER	MT	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	15	3S	55E	CARTER	MT	E2 W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	5	3S	56E	CARTER	MT	LOTS 2-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	6	3S	56E	CARTER	MT	LOTS 1-6; E2 SW; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	18	3S	56E	CARTER	MT	N2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	13	3S	60E	CARTER	MT	SW SE; SW; N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	14	3S	60E	CARTER	MT	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	15	3S	60E	CARTER	MT	S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	22	3S	60E	CARTER	MT	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	23	3S	60E	CARTER	MT	NE; N2 NW; SE NW; NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	24	3S	60E	CARTER	MT	N2 NW; W2 SE; NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	18	3S	61E	CARTER	MT	LOT 1; NE NW; SW NE; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	55	115	19	3S	61E	CARTER	MT	SW NE; NW SE; NE SW; SE NW; LOTS 2 & 3
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	1	5N	45E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	1	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	2	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	3	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	5	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	6	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	7	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	9	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	10	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	11	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	12	5N	46E	CUSTER	MT	W2 NW; SW; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	13	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	14	5N	46E	CUSTER	MT	NE NE; S2 NE; S2 NW; N2 SW; SW SW; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	15	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	17	5N	46E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	22	5N	46E	CUSTER	MT	N2 NE; SW NE; NW; SW; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	15	6N	50E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	22	6N	50E	CUSTER	MT	E2 W2; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	1	7N	48E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	24	7N	48E	CUSTER	MT	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	1	7N	49E	CUSTER	MT	ALL LAND OF E2 LYING SOUTH OF HIGHWAY #12
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	5	7N	49E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	6	7N	49E	CUSTER	MT	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	7	7N	49E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	8	7N	49E	CUSTER	MT	E2 NW; N2 SE; W2 NW; W2 SW; E2 SW; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	12	7N	49E	CUSTER	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	13	7N	49E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	14	7N	49E	CUSTER	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	18	7N	49E	CUSTER	MT	LOTS 1-3; SE NW; NE SW; NE NW; W/2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	22	7N	49E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	23	7N	49E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	24	7N	49E	CUSTER	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	6	7N	50E	CUSTER	MT	SE NW; NE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	7	7N	50E	CUSTER	MT	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	18	7N	50E	CUSTER	MT	E/2 NW; SW NE; N/2 SE; SW SE; SE SW; LOT 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	19	7N	50E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	20	7N	50E	CUSTER	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	30	7N	50E	CUSTER	MT	LOTS 3 & 4; E2 SW; W2 SE; SW NE; SE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	33	8N	49E	CUSTER	MT	ALL LYING SOUTH OF THE COUNTY ROAD CONTAINING 490.3 ACRES MOL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	34	8N	49E	CUSTER	MT	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	50	815	2	12N	46E	CUSTER	MT	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	A141	301	22	14N	52E	DAWSON	MT	E2, SW, S2 NW, NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	A141	301	2	17N	52E	DAWSON	MT	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	71	448	2	9N	59E	FALLON	MT	SW; SW NE; S2 NW; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	71	448	31	9N	61E	FALLON	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	71	448	20	10N	59E	FALLON	MT	W2 NE; SE NE; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	71	448	23	10N	59E	FALLON	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	71	448	27	10N	59E	FALLON	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	71	448	28	10N	59E	FALLON	MT	W2 NE; NW; W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	71	448	35	10N	59E	FALLON	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	26	13N	32E	GARFIELD	MT	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	1	13N	38E	GARFIELD	MT	S2 N2 SE; SE SE; E2 SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	1	13N	38E	GARFIELD	MT	N2; N2 N2 SE; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	2	13N	38E	GARFIELD	MT	LOT 1; S2 NE; SE; E2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	24	13N	38E	GARFIELD	MT	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	4	13N	39E	GARFIELD	MT	S2; SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	6	13N	39E	GARFIELD	MT	LOTS 1-3 & 5-7; SE NW; E2 SW; S2 NE; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	8	13N	39E	GARFIELD	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	10	13N	39E	GARFIELD	MT	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	14	13N	39E	GARFIELD	MT	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	20	13N	39E	GARFIELD	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	22	13N	39E	GARFIELD	MT	SE; E2 NE; E2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	24	13N	39E	GARFIELD	MT	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	20	13N	41E	GARFIELD	MT	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	28	13N	41E	GARFIELD	MT	NE; S2 NW; E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	2	13N	42E	GARFIELD	MT	LOTS 1-4; S2 N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	34	14N	36E	GARFIELD	MT	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	14	14N	38E	GARFIELD	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	35	14N	38E	GARFIELD	MT	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	30	14N	39E	GARFIELD	MT	LOTS 2-4; SE NW; SE SW; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	34	14N	42E	GARFIELD	MT	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	8	15N	35E	GARFIELD	MT	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	11	16N	38E	GARFIELD	MT	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	3	18N	35E	GARFIELD	MT	LOTS 1 & 2; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	17	18N	38E	GARFIELD	MT	E2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	9	18N	40E	GARFIELD	MT	N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	10	18N	40E	GARFIELD	MT	SW SE; E2 E2; NW SE; NW SW; E2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	11	18N	40E	GARFIELD	MT	W2; W2 E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	15	18N	40E	GARFIELD	MT	NE NW; NW NE; E2 NE; SW NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	1	18N	41E	GARFIELD	MT	LOTS 1-4; S2 N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	3	18N	41E	GARFIELD	MT	LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	4	18N	41E	GARFIELD	MT	LOTS 1 & 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	4	18N	42E	GARFIELD	MT	LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	27	19N	35E	GARFIELD	MT	S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	34	19N	35E	GARFIELD	MT	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	34	19N	35E	GARFIELD	MT	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	35	19N	35E	GARFIELD	MT	W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	20	19N	36E	GARFIELD	MT	E2 NE; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	21	19N	36E	GARFIELD	MT	W2 NW; SE NW; N2 SW; SE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	27	19N	36E	GARFIELD	MT	N2; SW; N2 SE; SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	28	19N	36E	GARFIELD	MT	N2 NE; SE NE; W2 NW; SE NW; S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	29	19N	36E	GARFIELD	MT	N2 NE; E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	33	19N	36E	GARFIELD	MT	W2 NE; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	34	19N	36E	GARFIELD	MT	W2 NE; NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	7	19N	37E	GARFIELD	MT	LOTS 3 & 4; E2 SW; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	10	19N	37E	GARFIELD	MT	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	15	19N	37E	GARFIELD	MT	N2 NW; SE NW; NE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	18	19N	37E	GARFIELD	MT	LOTS 1-3; E2 W2; E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	20	19N	37E	GARFIELD	MT	N2; SE; E2 SW; NW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	21	19N	37E	GARFIELD	MT	N2; W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	28	19N	37E	GARFIELD	MT	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	29	19N	37E	GARFIELD	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	33	19N	41E	GARFIELD	MT	S2 NW; N2 S2; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	34	19N	41E	GARFIELD	MT	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	35	19N	41E	GARFIELD	MT	W2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	271	33	19N	42E	GARFIELD	MT	W2 NE; E2 NW; S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	33	22N	35E	GARFIELD	MT	SE NE; NE SE; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	65	206	34	22N	35E	GARFIELD	MT	NW SW; S2 SW
A. Mildred Chew	H. HUFFMAN & CO.	9/12/1974	343	69	34	18S	38E	LEA	NM	ALL, LESS AND EXCEPT A 9 AC TRACT IN SE CORNER
David D. Bohannon & Ophelia E. Bohannon	H. HUFFMAN & CO.	9/20/1974	343	71	34	18S	38E	LEA	NM	ALL, LESS AND EXCEPT A 9 AC TRACT IN SE CORNER
Elenor Ray	H. HUFFMAN & CO.	9/23/1974	343	206	34	18S	38E	LEA	NM	ALL, LESS AND EXCEPT A 9 AC TRACT IN SE CORNER
Louie B. Ricks, Jr.	H. HUFFMAN & CO.	5/27/1998	885	314	31	19S	37E	LEA	NM	NW; SW
Louie B. Ricks, Jr.	H. HUFFMAN & CO.	5/27/1998	885	314	1	20S	36E	LEA	NM	NE
Louie B. Ricks, Jr.	H. HUFFMAN & CO.	5/27/1998	885	314	6	20S	37E	LEA	NM	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	784	38	5	29N	9W	SAN JUAN	NM	SE NE; E2 E2 NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		1	35S	38E	MALHEUR	OR	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		3	35S	38E	MALHEUR	OR	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		5	35S	38E	MALHEUR	OR	NW4 & S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		7	35S	38E	MALHEUR	OR	NE4 & W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		9	35S	38E	MALHEUR	OR	E2 & SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		13	35S	38E	MALHEUR	OR	NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		15	35S	38E	MALHEUR	OR	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		17	35S	38E	MALHEUR	OR	W2 & SE4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		19	35S	38E	MALHEUR	OR	E2 & SW4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		21	35S	38E	MALHEUR	OR	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		23	35S	38E	MALHEUR	OR	NW NE & NE NW & W2 W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		27	35S	38E	MALHEUR	OR	N2 NE & SW NE & SW & W2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	29975		29	35S	38E	MALHEUR	OR	N2 & SW & N2 SE & SW SE & N2 SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	14	14N	27E	PETROLEUM	MT	NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	25	14N	27E	PETROLEUM	MT	SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	30	14N	28E	PETROLEUM	MT	SW NW; W2 SW; SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	24	15N	27E	PETROLEUM	MT	E2 SE; NW SE; SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	25	15N	27E	PETROLEUM	MT	E2 NE, SW NE, NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	19	15N	28E	PETROLEUM	MT	NE; SW; E2 NW; SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	29	15N	28E	PETROLEUM	MT	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	30	15N	28E	PETROLEUM	MT	SW; SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	30	15N	28E	PETROLEUM	MT	S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	31	15N	28E	PETROLEUM	MT	N/2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	31	15N	28E	PETROLEUM	MT	LOTS 3 & 4; E2 SW; E2 SE; SW SE; E2 NE; NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	79	32	15N	28E	PETROLEUM	MT	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	8	26N	32E	PHILLIPS	MT	S2 S2, NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	9	26N	32E	PHILLIPS	MT	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	16	26N	32E	PHILLIPS	MT	NW; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	17	26N	32E	PHILLIPS	MT	N2; N2 S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	18	26N	32E	PHILLIPS	MT	LOTS 1, 3, 4; E2 W2; E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	19	26N	32E	PHILLIPS	MT	LOTS 1-4; E2 W2; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	21	26N	32E	PHILLIPS	MT	N2 N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	3	27N	29E	PHILLIPS	MT	LOTS 3 & 4; S2 NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	17	27N	29E	PHILLIPS	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	21	27N	29E	PHILLIPS	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	22	27N	29E	PHILLIPS	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	24	27N	29E	PHILLIPS	MT	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	26	27N	29E	PHILLIPS	MT	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	35	27N	29E	PHILLIPS	MT	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	15	28N	28E	PHILLIPS	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	4	28N	29E	PHILLIPS	MT	LOTS 3 & 4; S2 NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	5	28N	29E	PHILLIPS	MT	LOTS 1 & 2; S2 NE; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	15	28N	29E	PHILLIPS	MT	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	2	28N	32E	PHILLIPS	MT	LOT 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	3	28N	32E	PHILLIPS	MT	LOTS 3 &4; S2 NW; W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	3	28N	32E	PHILLIPS	MT	LOT 1
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	4	28N	32E	PHILLIPS	MT	E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	4	28N	32E	PHILLIPS	MT	LOTS 3 & 4; S2 N2; NW SE; NE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	25	29N	28E	PHILLIPS	MT	SE SW; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	30	29N	29E	PHILLIPS	MT	S2 NW; E2 SW; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	30	29N	29E	PHILLIPS	MT	LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	31	29N	29E	PHILLIPS	MT	LOT 1; E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	5	29N	31E	PHILLIPS	MT	LOTS 5-7 & 10-12; N2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	20	29N	32E	PHILLIPS	MT	W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	29	29N	32E	PHILLIPS	MT	W2 E2; E2 W2; NW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	30	29N	32E	PHILLIPS	MT	NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	31	29N	32E	PHILLIPS	MT	E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	33	29N	32E	PHILLIPS	MT	S2 S2; N2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	22	32N	27E	PHILLIPS	MT	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	27	32N	27E	PHILLIPS	MT	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	29	32N	27E	PHILLIPS	MT	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	34	32N	27E	PHILLIPS	MT	NE; W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	27	32N	29E	PHILLIPS	MT	W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	28	32N	29E	PHILLIPS	MT	SW NE; SE; SE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	29	32N	31E	PHILLIPS	MT	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	1	33N	26E	PHILLIPS	MT	S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	12	33N	26E	PHILLIPS	MT	NE; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	26	33N	26E	PHILLIPS	MT	W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	27	33N	26E	PHILLIPS	MT	NE; E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	14	33N	27E	PHILLIPS	MT	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	23	33N	27E	PHILLIPS	MT	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	2	34N	29E	PHILLIPS	MT	LOTS 1-4; S2 N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	2	34N	29E	PHILLIPS	MT	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	10	34N	29E	PHILLIPS	MT	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	11	34N	29E	PHILLIPS	MT	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	14	34N	29E	PHILLIPS	MT	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	21	35N	27E	PHILLIPS	MT	E2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	9	35N	29E	PHILLIPS	MT	N2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	5	35N	31E	PHILLIPS	MT	SW NE; W2 SE & SE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	1	36N	27E	PHILLIPS	MT	LOT 4; SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	2	36N	27E	PHILLIPS	MT	LOTS 1-4; S2 NE; SE NW; E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	3	36N	27E	PHILLIPS	MT	LOTS 1-4; SW NE; S2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	17	36N	27E	PHILLIPS	MT	SW NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	18	36N	27E	PHILLIPS	MT	E2 W2; LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	3	36N	29E	PHILLIPS	MT	LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	6	36N	29E	PHILLIPS	MT	LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	18	36N	29E	PHILLIPS	MT	E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	26	36N	29E	PHILLIPS	MT	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	28	36N	29E	PHILLIPS	MT	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	29	36N	29E	PHILLIPS	MT	NE; S2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	30	36N	29E	PHILLIPS	MT	LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	31	36N	29E	PHILLIPS	MT	NW NE; E/2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	32	36N	29E	PHILLIPS	MT	S/2 NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	34	36N	29E	PHILLIPS	MT	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	35	36N	29E	PHILLIPS	MT	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	1	37N	28E	PHILLIPS	MT	LOTS 3 & 4; S2 NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	3	37N	28E	PHILLIPS	MT	S2 S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	81	672	3	37N	29E	PHILLIPS	MT	LOTS 3 & 4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	E129	991	2	24N	58E	RICHLAND	MT	LOTS 1-4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	E129	991	3	24N	58E	RICHLAND	MT	LOTS 1 & 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	E129	991	11	24N	58E	RICHLAND	MT	W2 E2 ; W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	E129	991	26	26N	59E	RICHLAND	MT	SW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	E129	991	27	26N	59E	RICHLAND	MT	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	E129	991	34	26N	59E	RICHLAND	MT	S2 NE; NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	E129	991	35	26N	59E	RICHLAND	MT	W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	357	57	4	31N	52E	ROOSEVELT	MT	S2 SW; NE SW; SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	357	57	9	31N	52E	ROOSEVELT	MT	N2 NE; NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	357	57	10	31N	52E	ROOSEVELT	MT	NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	82	544	14	4N	20E	STILLWATER	MT	S2 SW; SE; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	82	544	15	4N	20E	STILLWATER	MT	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	82	544	27	4N	20E	STILLWATER	MT	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	681	12	2N	15E	SWEET GRASS	MT	N2 NE; NE SE; SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	681	4	2N	16E	SWEET GRASS	MT

LOTS 1-4, S2 NE, N2 SE, NW SW AND S2 NW, EXCEPT A SQUARE PARCEL OF LAND IN THE SE NW AS FOLLOWS:  COMMENCING AT THE CENTER OF SECTION 4, THENCE WEST ALONG THE EAST AND WEST QUARTER SECTION LINE OF SAID SECTION 4 A DISTANCE OF 575 FEET TO A POINT, THE POB; THENCE DUE NORTH A DISTANCE OF 350 FEET; THENCE DUE WEST A DISTANCE OF 350 FEET; THENCE DUE SOUTH A DISTANCE OF 350 FEET; THENCE DUE EAST ALONG SAID QUARTER SECTION LINE A DISTANCE OF 350 FEET TO POB; CONTAINING 500.64 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	681	4	2N	16E	SWEET GRASS	MT

S2 SE, E2 SW, AND A SQUARE PARCEL OF LAND IN THE SE NW AS FOLLOWS: COMMENCING AT THE CENTER OF SECTION 4, THENCE WEST ALONG THE EAST AND WEST QUARTER SECTION LINE OF SAID SECTION A DISTANCE OF 575 FEET TO A POINT, THE POB; THENCE NORTH 350 FEET; THENCE WEST 350 FEET; THENCE SOUTH 350 FEET; THENCE EAST ALONG SAID QUARTER SECTION LINE 350 FEET TO THE POB

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	681	7	2N	16E	SWEET GRASS	MT	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	681	8	2N	16E	SWEET GRASS	MT	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	681	34	3N	16E	SWEET GRASS	MT	SW; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	57	681	4	4N	15E	SWEET GRASS	MT	SE NE; SW; S2 SE; NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	248	448	2	9N	6E	BUTTE	SD	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	248	448	17	11N	3E	BUTTE	SD	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	25	18N	21E	CORSON	SD	NW & SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	31	18N	22E	CORSON	SD	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	2	21N	22E	CORSON	SD	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	3	21N	22E	CORSON	SD	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	4	21N	22E	CORSON	SD	SE4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	10	21N	22E	CORSON	SD	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	11	21N	22E	CORSON	SD	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	35	22N	22E	CORSON	SD	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	19	23N	22E	CORSON	SD	SE; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	571	20	23N	22E	CORSON	SD	S2; LOTS 3 & 4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	28	578	22	16N	22E	DEWEY	SD	N2; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	28	578	27	16N	22E	DEWEY	SD	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	28	578	20	16N	23E	DEWEY	SD	SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	28	578	21	16N	23E	DEWEY	SD	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	28	578	28	16N	23E	DEWEY	SD	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	112	992	21	123N	70W	EDMUNDS	SD	S2; NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	33	5N	21E	HAAKON	SD	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	34	5N	21E	HAAKON	SD	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	15	6N	21E	HAAKON	SD	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	21	6N	21E	HAAKON	SD	S2 NW; N2 SW; SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	22	6N	21E	HAAKON	SD	NW & S2 SW & SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	27	6N	21E	HAAKON	SD	N2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	28	6N	21E	HAAKON	SD	NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	3	6N	22E	HAAKON	SD	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	4	6N	22E	HAAKON	SD	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	8	6N	22E	HAAKON	SD	NE SW, W2 SE, SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	9	6N	22E	HAAKON	SD	NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	26	6N	22E	HAAKON	SD	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	138	352	27	6N	22E	HAAKON	SD	NE; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	11	15N	8E	HARDING	SD	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	14	15N	8E	HARDING	SD	E2 NW; W2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	19	16N	3E	HARDING	SD	W2 & N2 SE4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	6	16N	9E	HARDING	SD	SW NE, NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	13	17N	2E	HARDING	SD	NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	13	17N	2E	HARDING	SD	NW SE, S2 SE, SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	14	17N	2E	HARDING	SD	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	23	17N	2E	HARDING	SD	N2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	34	17N	2E	HARDING	SD	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	35	17N	2E	HARDING	SD	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	7	17N	3E	HARDING	SD	N2, SE, SE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	18	17N	3E	HARDING	SD	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	19	17N	3E	HARDING	SD	NW; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	25	17N	8E	HARDING	SD	SE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	27	17N	8E	HARDING	SD	NW; S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	28	17N	8E	HARDING	SD	E2 SE; SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	34	17N	8E	HARDING	SD	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	35	17N	8E	HARDING	SD	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	30	17N	9E	HARDING	SD	SE NW; SW; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	31	17N	9E	HARDING	SD	NW NE; N2 NW; SW NW; SE SW; N2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	32	17N	9E	HARDING	SD	NE SW; SW SE; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	27	18N	3E	HARDING	SD	SW & W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	32	18N	3E	HARDING	SD	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	34	18N	3E	HARDING	SD	NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	35	18N	3E	HARDING	SD	NW SW & SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5MD	451	12	19N	2E	HARDING	SD	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	12	19N	2E	HARDING	SD	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	19	19N	2E	HARDING	SD	LOTS 2,3,4,5,8,9
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	19	19N	2E	HARDING	SD	SW SE; N2 SE; SE NE & LOTS 7 & 11
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	30	19N	2E	HARDING	SD	N2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	2	19N	5E	HARDING	SD	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	11	19N	5E	HARDING	SD	N2 N2; SE NW; SW NE; S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	12	19N	5E	HARDING	SD	N2 NW; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	1	20N	1E	HARDING	SD	LOTS 3 & 4, S2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	3	20N	1E	HARDING	SD	LOTS 3 & 4; S2 NW, S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	10	20N	1E	HARDING	SD	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	35	20N	1E	HARDING	SD	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	451	5	20N	6E	HARDING	SD	SW, W2 SE & SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	451	7	20N	6E	HARDING	SD	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	451	8	20N	6E	HARDING	SD	E2, N2 NW, & SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	451	17	20N	6E	HARDING	SD	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5	451	18	20N	6E	HARDING	SD	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5MD	451	34	21N	1E	HARDING	SD	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	34	21N	1E	HARDING	SD	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	35	21N	1E	HARDING	SD	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	30	21N	2E	HARDING	SD	NW NE, E2 NW, NE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	31	21N	2E	HARDING	SD	E2 W2, LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	32	21N	2E	HARDING	SD	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	3	21N	3E	HARDING	SD	NW SW, S2 N, LOTS 1,2,3 & 4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	4	21N	3E	HARDING	SD	S2, S2 NE & LOT 1
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	9	21N	3E	HARDING	SD	N2 N2, SE SW, NW SE & S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	10	21N	3E	HARDING	SD	W2, NE4 & NW4 SE4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	12	21N	3E	HARDING	SD	SE, N2 NE & SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	15	21N	3E	HARDING	SD	NW & N2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	17	21N	3E	HARDING	SD	NE4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	7	21N	4E	HARDING	SD	N2 N2 & SW NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10MD	295	17	21N	7E	HARDING	SD	SW NW, W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	18	21N	7E	HARDING	SD	S2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	25	22N	1E	HARDING	SD	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	9	22N	2E	HARDING	SD	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	20	22N	2E	HARDING	SD	SW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	29	22N	2E	HARDING	SD	W2, W2 NE, NW SE, NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	30	22N	2E	HARDING	SD	LOTS 2,3,4; SE NW, E2 SW, SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	31	22N	2E	HARDING	SD	LOTS 1 and N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	28	22N	3E	HARDING	SD	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	28	22N	3E	HARDING	SD	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	33	22N	3E	HARDING	SD	W2 SE & NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	34	22N	3E	HARDING	SD	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	34	22N	3E	HARDING	SD	NW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	35	22N	3E	HARDING	SD	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	1	22N	5E	HARDING	SD	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	4	22N	6E	HARDING	SD	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	5	22N	6E	HARDING	SD	SW4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	14	22N	6E	HARDING	SD	N2 SW; SW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	5 MD	451	33	22N	6E	HARDING	SD	S2 NE, NE NE, & SE NW (EXCLUDING THERE FROM A SMALL TRACT IN THE NE NE OF SAID SECTION)
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	3	22N	8E	HARDING	SD	SE & NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	29	23N	1E	HARDING	SD	W2 SW & SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	30	23N	1E	HARDING	SD	LOTS 2, 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	31	23N	1E	HARDING	SD	LOT 1
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	32	23N	1E	HARDING	SD	W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	31	23N	6E	HARDING	SD	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	10 MD	295	28	23N	8E	HARDING	SD	S2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	435	253	17	10N	10E	MEADE	SD	N2 NE; SW NE; SE NW; E2 SW; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	13	1N	15E	PENNINGTON	SD	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	15	1N	15E	PENNINGTON	SD	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	21	1N	15E	PENNINGTON	SD	W2 NE & E2 NW & NE SW & NW SE AND THAT PART OF THE SW SE AND THE SE SW LYING N OF HIGHWAY
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	22	1N	15E	PENNINGTON	SD	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	23	1N	15E	PENNINGTON	SD	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	24	1N	15E	PENNINGTON	SD	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	26	1N	15E	PENNINGTON	SD	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	8	1N	16E	PENNINGTON	SD	N2; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	13	1N	16E	PENNINGTON	SD	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	13	1N	16E	PENNINGTON	SD	N2; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	14	1N	16E	PENNINGTON	SD	N2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	17	1N	16E	PENNINGTON	SD	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	21	1N	16E	PENNINGTON	SD	NE SE; S2 SE; SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	22	1N	16E	PENNINGTON	SD	E2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	23	1N	16E	PENNINGTON	SD	SW; S2 SE; NW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	24	1N	16E	PENNINGTON	SD	N2; N2 SE; SE SE; SW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	25	1N	16E	PENNINGTON	SD	NE; SE; SW; S2 NW; NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	26	1N	16E	PENNINGTON	SD	N2 & SE & E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	27	1N	16E	PENNINGTON	SD	SW; S2 SE; E2 NE; S2 NW; NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	28	1N	16E	PENNINGTON	SD	NE; S2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	33	1N	16E	PENNINGTON	SD	SE NE LYING N OF RR
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	34	1N	16E	PENNINGTON	SD	N2 N2 & THAT PART OF THE S2 NW & SW NE LYING N OF RR
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	5	2N	15E	PENNINGTON	SD	LOT 2; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	26	2N	15E	PENNINGTON	SD	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	27	2N	15E	PENNINGTON	SD	NE; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	10	2N	16E	PENNINGTON	SD	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	27	2N	16E	PENNINGTON	SD	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	28	2N	16E	PENNINGTON	SD	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	6	1533	30	2N	17E	PENNINGTON	SD	LOTS 3 & 4; E/2 SW; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	2	16N	10E	PERKINS	SD	LOTS 1-3; SE NE; SE; SW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	3	16N	10E	PERKINS	SD	LOTS 2-4; SW NE; SE NW; S2; SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	4	16N	10E	PERKINS	SD	LOTS 1-4; NE SE; S2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	11	16N	10E	PERKINS	SD	S2; NE; S2 NW; NW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	24	16N	10E	PERKINS	SD	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	26	17N	10E	PERKINS	SD	N2 SW; SW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	27	17N	10E	PERKINS	SD	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	28	17N	10E	PERKINS	SD	SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	33	17N	10E	PERKINS	SD	W2; S2 SE; NW NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	34	17N	10E	PERKINS	SD	E2; SE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	6	17N	17E	PERKINS	SD	LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	31	18N	17E	PERKINS	SD	SE SW; SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	26	21N	12E	PERKINS	SD	W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	27	21N	12E	PERKINS	SD	SE NE; N2 SE; NE SW; NW SW; S2 SW; SW NW; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	28	21N	12E	PERKINS	SD	S2 NE; NW SE; NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	34	21N	12E	PERKINS	SD	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	294	430	29	21N	16E	PERKINS	SD	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	262	377	4	22N	17E	PERKINS	SD	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	262	377	9	22N	17E	PERKINS	SD	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	30	610	11	15N	21E	ZIEBACH	SD	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	106009		29	130N	94W	ADAMS	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	106009		32	130N	94W	ADAMS	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	106009		36	130N	95W	ADAMS	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	106009		3	131N	91W	ADAMS	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	31	291	12	132N	95W	ADAMS	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	31	291	13	132N	95W	ADAMS	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	3	151N	64W	BENSON	ND	SE NE, LESS 7.48 ACRES ON NE SIDE OF THE G&N RY; LOT 3
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	8	151N	64W	BENSON	ND	E2 SE; SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	9	151N	64W	BENSON	ND	W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	17	151N	64W	BENSON	ND	NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	13	151N	65W	BENSON	ND	N2 SW; SE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	24	151N	65W	BENSON	ND	NE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	28	151N	65W	BENSON	ND	E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	33	151N	65W	BENSON	ND	N2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	3	151N	66W	BENSON	ND	SE NE; LOT 1; SW NE; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	3	151N	66W	BENSON	ND	LOTS 2-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	21	151N	66W	BENSON	ND	N2 NW, N2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	27	151N	66W	BENSON	ND	NW; SW; S2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	35	151N	66W	BENSON	ND	NW; LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	34	152N	64W	BENSON	ND	SW; LOT 3; SW SE; SE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	22	152N	66W	BENSON	ND	LOT 9
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	27	152N	66W	BENSON	ND	E2 NW; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	34	152N	66W	BENSON	ND	S2 SE; NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	34	152N	66W	BENSON	ND	E2 SW; SW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	7	152N	68W	BENSON	ND	LOTS 1-3; NE SW; E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	6	155N	70W	BENSON	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	1	155N	71W	BENSON	ND	SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	1	155N	71W	BENSON	ND	N2 SW; SE SW; SW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	2	155N	71W	BENSON	ND	NW SE; S2 NE; SE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	2	155N	71W	BENSON	ND	NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	11	155N	71W	BENSON	ND	NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	12	155N	71W	BENSON	ND	NE; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	18	156N	70W	BENSON	ND	LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	18	156N	70W	BENSON	ND	W2 NE; SE NE; NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	19	156N	70W	BENSON	ND	E2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	19	156N	70W	BENSON	ND	NW NE; E2 NW; NE NE; LOT 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	20	156N	70W	BENSON	ND	NW SE; W2 NE; SE NE; NE SE; NE NE; SE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	20	156N	70W	BENSON	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	30	156N	70W	BENSON	ND	NE NW; LOT 1
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	13	156N	71W	BENSON	ND	S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	75	326	14	156N	71W	BENSON	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	45	141	32	139N	100W	BILLINGS	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	45	141	30	141N	99W	BILLINGS	ND	LOT 1; E2 NW; NE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	6	159N	74W	BOTTINEAU	ND	SE NE; E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	7	159N	74W	BOTTINEAU	ND	E2 NW; E2 SW; NE NE; S2 NE; SW SE; N2 SE; LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	1	159N	75W	BOTTINEAU	ND	W2 SE; SW NE; LOT 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	12	159N	75W	BOTTINEAU	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	13	159N	75W	BOTTINEAU	ND	SE NE; LOT A
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	21	160N	76W	BOTTINEAU	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	7	160N	77W	BOTTINEAU	ND	E2 SW; LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	12	160N	78W	BOTTINEAU	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	10	160N	80W	BOTTINEAU	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	14	163N	74W	BOTTINEAU	ND	SE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	22	163N	74W	BOTTINEAU	ND	S2 NE; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	22	163N	74W	BOTTINEAU	ND	NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	23	163N	74W	BOTTINEAU	ND	NE NW; W/2 NE; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	312	1	23	163N	74W	BOTTINEAU	ND	W/2 NW; SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	29	129N	105W	BOWMAN	ND	NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	30	129N	105W	BOWMAN	ND	E2 W2; S2 NE; NE SE; LOTS 1-4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	13	129N	106W	BOWMAN	ND	NE NW; SW; SE NW; SW NW; SE; N2 NE; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	14	129N	106W	BOWMAN	ND	NW NE; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	23	129N	106W	BOWMAN	ND	SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	23	129N	106W	BOWMAN	ND	S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	24	129N	106W	BOWMAN	ND	SW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	26	129N	106W	BOWMAN	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	130142		35	130N	99W	BOWMAN	ND	W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	14	131N	101W	BOWMAN	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	23	131N	101W	BOWMAN	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	25	131N	101W	BOWMAN	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	27	131N	101W	BOWMAN	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	35	131N	101W	BOWMAN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	36	131N	101W	BOWMAN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	3	131N	102W	BOWMAN	ND	SW; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	4	131N	102W	BOWMAN	ND	SE; LOTS 3 & 4; S2 NW; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	5	131N	102W	BOWMAN	ND	SE; LOTS 1-4; S2 N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	8	131N	102W	BOWMAN	ND	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	9	131N	102W	BOWMAN	ND	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	29	132N	102W	BOWMAN	ND	S2; E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	30	132N	102W	BOWMAN	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	32	132N	102W	BOWMAN	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	104	259	33	132N	102W	BOWMAN	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		19	138N	79W	BURLEIGH	ND	S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		23	139N	76W	BURLEIGH	ND	NE; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		4	139N	80W	BURLEIGH	ND	S/2 NW; LOTS 3 & 4; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		2	140N	81W	BURLEIGH	ND	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		12	141N	75W	BURLEIGH	ND	W2 NW; W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		18	141N	77W	BURLEIGH	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		3	141N	78W	BURLEIGH	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		3	141N	78W	BURLEIGH	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		4	141N	78W	BURLEIGH	ND	W2, SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		5	141N	78W	BURLEIGH	ND	E2; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		13	141N	78W	BURLEIGH	ND	SW; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		24	141N	78W	BURLEIGH	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	278526		14	142N	76W	BURLEIGH	ND	E2 SW & W2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	278526		23	142N	76W	BURLEIGH	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		26	142N	79W	BURLEIGH	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		6	143N	76W	BURLEIGH	ND	W2 SE; SW NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		6	143N	76W	BURLEIGH	ND	LOT 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	278526		10	143N	76W	BURLEIGH	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		6	144N	75W	BURLEIGH	ND	E2 SW; LOTS 5 & 6
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	278526		31	144N	75W	BURLEIGH	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	401503		12	144N	76W	BURLEIGH	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		22	161N	95W	DIVIDE	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		34	161N	95W	DIVIDE	ND	N2 SE; SW NE; SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		9	161N	96W	DIVIDE	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		10	161N	96W	DIVIDE	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		14	161N	96W	DIVIDE	ND	N2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		23	161N	96W	DIVIDE	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		1	161N	102W	DIVIDE	ND	W2 SE; LOTS 2 & 3; SW NE; SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		1	161N	102W	DIVIDE	ND	LOT 4, SW NW, N2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		3	161N	102W	DIVIDE	ND	LOTS 3 & 4; S2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		2	162N	99W	DIVIDE	ND	LOTS 3 & 4; S2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		12	162N	102W	DIVIDE	ND	NE, LESS 2.07 ac
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150608		34	162N	102W	DIVIDE	ND	NW SW; S2 SW; SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	5	141N	96W	DUNN	ND	LOT 4 & SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	12	141N	96W	DUNN	ND	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	18	142N	96W	DUNN	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	19	142N	96W	DUNN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	25	142N	96W	DUNN	ND	SE; SW LESS 50 AC
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	25	142N	96W	DUNN	ND	50 AC, MOL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	26	142N	96W	DUNN	ND	S2, S2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	31	142N	96W	DUNN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	32	142N	96W	DUNN	ND	W2 W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	18	146N	96W	DUNN	ND	LOTS 3 & 4 (LESS 21.2 ACRES IN LOT 4); E2 SW; S2 SE; NE SE & SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	8	146N	97W	DUNN	ND	NW; NW SW; E2 NE & NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	21	146N	97W	DUNN	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	22	146N	97W	DUNN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	25	146N	97W	DUNN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	78	53	26	146N	97W	DUNN	ND	E2 E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	7	129N	75W	EMMONS	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	9	129N	75W	EMMONS	ND	E2 E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	10	129N	75W	EMMONS	ND	W2 E2; SW; S2 NW; NE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	11	129N	75W	EMMONS	ND	W2 SW; E2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	15	129N	75W	EMMONS	ND	N2 NW; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	1	129N	76W	EMMONS	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	3	129N	76W	EMMONS	ND	NE; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	5	129N	78W	EMMONS	ND	NE; E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	11	129N	78W	EMMONS	ND	SE SW; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	14	129N	78W	EMMONS	ND	NE NW; N2 NE; SE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	22	130N	74W	EMMONS	ND	W2 NE; S2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	26	130N	74W	EMMONS	ND	W 13 ACRES OF NW NE; N2 SW; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	27	130N	74W	EMMONS	ND	NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	3	130N	78W	EMMONS	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	19	134N	75W	EMMONS	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	20	134N	75W	EMMONS	ND	W2 W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	25	134N	75W	EMMONS	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	33	134N	75W	EMMONS	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	19	134N	76W	EMMONS	ND	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	26	134N	76W	EMMONS	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	14	134N	77W	EMMONS	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	24	134N	77W	EMMONS	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	10	136N	78W	EMMONS	ND	E2 SE; SW SE; SE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	15	136N	78W	EMMONS	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	9	136N	79W	EMMONS	ND	LOT 1
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	33	104	10	136N	79W	EMMONS	ND	LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		28	133N	83W	GRANT	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	227	69	14	133N	85W	GRANT	ND	SW; W2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	227	69	14	133N	85W	GRANT	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	227	69	15	133N	85W	GRANT	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	227	69	15	133N	85W	GRANT	ND	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	227	69	21	133N	85W	GRANT	ND	NE; NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	227	69	24	133N	85W	GRANT	ND	W2 SW; SE SW; SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		8	134N	86W	GRANT	ND	S2 SW; NW SW; SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		16	134N	86W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		17	134N	86W	GRANT	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		1	135N	85W	GRANT	ND	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		12	135N	85W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		5	135N	86W	GRANT	ND	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		17	135N	86W	GRANT	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		21	135N	86W	GRANT	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		22	135N	86W	GRANT	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		27	135N	86W	GRANT	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		30	135N	86W	GRANT	ND	NE; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		1	135N	87W	GRANT	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		10	135N	87W	GRANT	ND	N2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		12	135N	87W	GRANT	ND	SE; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		34	135N	88W	GRANT	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		9	136N	85W	GRANT	ND	NE; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		10	136N	85W	GRANT	ND	E2; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		30	136N	85W	GRANT	ND	E2 SE; NW SE; NE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		12	136N	86W	GRANT	ND	S2 SW; NW SW; SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		13	136N	86W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		14	136N	86W	GRANT	ND	N2 S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		14	136N	86W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		21	136N	86W	GRANT	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		27	136N	86W	GRANT	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		28	136N	86W	GRANT	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		31	136N	86W	GRANT	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		31	136N	86W	GRANT	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		33	136N	86W	GRANT	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		3	136N	87W	GRANT	ND	LOTS 1-4; S2 N2; S2 AKA ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		10	136N	87W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		14	136N	87W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		20	136N	87W	GRANT	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		21	136N	87W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		29	136N	87W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		35	136N	87W	GRANT	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	116925		6	136N	88W	GRANT	ND	LOTS 1 & 2; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	8	132N	91W	HETTINGER	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	14	132N	91W	HETTINGER	ND	S2 NW; N2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	20	132N	91W	HETTINGER	ND	E2 NE; NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	20	132N	91W	HETTINGER	ND	SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	2	132N	92W	HETTINGER	ND	SE SE; LOTS 1& 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	2	132N	92W	HETTINGER	ND	SE SW; SW SE; SW SW & LOTS 3 & 4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	3	132N	92W	HETTINGER	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	4	132N	92W	HETTINGER	ND	S2 S2; LOTS 1-4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	8	132N	92W	HETTINGER	ND	NE; S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	9	132N	92W	HETTINGER	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	10	132N	92W	HETTINGER	ND	SE; NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	11	132N	92W	HETTINGER	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	14	132N	92W	HETTINGER	ND	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	15	132N	92W	HETTINGER	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	18	132N	92W	HETTINGER	ND	LOTS 1 & 2; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	23	132N	92W	HETTINGER	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	5	132N	93W	HETTINGER	ND	LOTS 1-4; S2 S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	8	132N	93W	HETTINGER	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	13	132N	93W	HETTINGER	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	14	132N	93W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	20	132N	93W	HETTINGER	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	1	132N	94W	HETTINGER	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	14	132N	94W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	18	132N	94W	HETTINGER	ND	NW (LOTS 1 & 2; E/2 NW)
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	30	132N	94W	HETTINGER	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	33	132N	94W	HETTINGER	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	17	133N	91W	HETTINGER	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	19	133N	91W	HETTINGER	ND	LOTS 1& 2; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	19	133N	91W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	19	133N	91W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	20	133N	91W	HETTINGER	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	27	133N	91W	HETTINGER	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	27	133N	92W	HETTINGER	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	28	133N	92W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	11	133N	93W	HETTINGER	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	30	133N	93W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	30	133N	93W	HETTINGER	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	33	133N	93W	HETTINGER	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	24	133N	94W	HETTINGER	ND	NE; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	25	133N	94W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	29	133N	94W	HETTINGER	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	30	133N	94W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	31	133N	94W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	32	133N	94W	HETTINGER	ND	N2, SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	9	133N	95W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	12	133N	95W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	30	133N	95W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	30	133N	95W	HETTINGER	ND	LOTS 1 & 2; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	22	133N	96W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	24	133N	96W	HETTINGER	ND	SE; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	26	133N	96W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	34	133N	96W	HETTINGER	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	12217		35	134N	94W	HETTINGER	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	7	134N	96W	HETTINGER	ND	LOTS 3 & 4; E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	7	134N	96W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	18	134N	96W	HETTINGER	ND	LOTS 1-4; E2 W2; NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	18	134N	96W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	19	134N	96W	HETTINGER	ND	LOTS 1-4; E2 W2 & E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	34	134N	96W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	13	134N	97W	HETTINGER	ND	NE; N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	33	134N	97W	HETTINGER	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	35	134N	97W	HETTINGER	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	3	135N	91W	HETTINGER	ND	LOTS 1 & 2; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	4	135N	92W	HETTINGER	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	10	135N	92W	HETTINGER	ND	NW, LESS A TRACT OF 11 ACRES FOR A CHURCH SITE IN THE SW CORNER THEREOF
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	17	135N	95W	HETTINGER	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	26	136N	92W	HETTINGER	ND	SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	27	136N	92W	HETTINGER	ND	S2; NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	29	136N	92W	HETTINGER	ND	S2 SE; SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	32	136N	92W	HETTINGER	ND	E2 E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	3	136N	93W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	3	136N	93W	HETTINGER	ND	LOTS 1-4; S2 N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	3	136N	93W	HETTINGER	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	4	136N	93W	HETTINGER	ND	S2 NE; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	4	136N	93W	HETTINGER	ND	E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	8	136N	93W	HETTINGER	ND	NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	9	136N	93W	HETTINGER	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	9	136N	93W	HETTINGER	ND	E2; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	10	136N	93W	HETTINGER	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	10	136N	93W	HETTINGER	ND	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	11	136N	93W	HETTINGER	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	12217		16	136N	93W	HETTINGER	ND	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	1	136N	94W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	12	136N	94W	HETTINGER	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	3	136N	96W	HETTINGER	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	4	136N	96W	HETTINGER	ND	E2 (LOTS 1 & 2; S/2 NE; SE)
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	135	510	9	136N	97W	HETTINGER	ND	N2; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	11	140N	70W	KIDDER	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	6	141N	71W	KIDDER	ND	SE NE; E2 SE; SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	4	141N	74W	KIDDER	ND	NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	6	141N	74W	KIDDER	ND	LOTS 2-6; NE SW; SE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	14	142N	72W	KIDDER	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	23	142N	72W	KIDDER	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	30	142N	72W	KIDDER	ND	E2 W2; LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	31	142N	72W	KIDDER	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	8	142N	73W	KIDDER	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	17	142N	73W	KIDDER	ND	SE; W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	22	142N	73W	KIDDER	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	25	142N	73W	KIDDER	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	32	142N	74W	KIDDER	ND	E2 NE; E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	33	142N	74W	KIDDER	ND	NW; SE; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	19	143N	73W	KIDDER	ND	E2; E2 NW; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	241	782	20	144N	72W	KIDDER	ND	SW; W2 SE; SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	56	457	19	133N	69W	LOGAN	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	56	457	23	133N	70W	LOGAN	ND	SE LESS 8 ACRES FOR SCHOOL GROUNDS
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	56	457	29	133N	71W	LOGAN	ND	S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	56	457	32	133N	71W	LOGAN	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	56	457	36	133N	72W	LOGAN	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	56	457	15	134N	69W	LOGAN	ND	NW; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	56	457	27	134N	69W	LOGAN	ND	NE LESS 5 acres for church ground
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	17	152N	75W	MCHENRY	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	19	152N	75W	MCHENRY	ND	E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	20	152N	75W	MCHENRY	ND	NW; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	21	152N	75W	MCHENRY	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	25	152N	76W	MCHENRY	ND	NW; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	1	154N	77W	MCHENRY	ND	S2 NE; S2 NW; NE SW; SW SW; and LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	2	154N	77W	MCHENRY	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	30	155N	77W	MCHENRY	ND	NW NE; NE NW; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	15	155N	78W	MCHENRY	ND	W2; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	21	155N	78W	MCHENRY	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	22	155N	78W	MCHENRY	ND	W2; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	25	155N	78W	MCHENRY	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	27	155N	78W	MCHENRY	ND	W2; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	28	155N	78W	MCHENRY	ND	E2 W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	32	155N	78W	MCHENRY	ND	NE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	33	155N	78W	MCHENRY	ND	W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	22	156N	78W	MCHENRY	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	22	156N	78W	MCHENRY	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	22	156N	78W	MCHENRY	ND	NW SW; SW SW; SE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	23	156N	78W	MCHENRY	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	23	156N	78W	MCHENRY	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	26	156N	78W	MCHENRY	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	27	156N	78W	MCHENRY	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	27	156N	78W	MCHENRY	ND	NE SE; SW SE; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	35	156N	78W	MCHENRY	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	12	157N	75W	MCHENRY	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	21	157N	76W	MCHENRY	ND	N2 SW; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	29	157N	78W	MCHENRY	ND	S2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	30	157N	78W	MCHENRY	ND	E2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	24	158N	75W	MCHENRY	ND	S2 NW; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	19	159N	76W	MCHENRY	ND	SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	20	159N	76W	MCHENRY	ND	NE; N2 NW; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	21	159N	76W	MCHENRY	ND	NW SW; SW NW; NW SE; NE SW; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	242	668	30	159N	76W	MCHENRY	ND	NW NE; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	8	131N	70W	MCINTOSH	ND	S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	9	131N	70W	MCINTOSH	ND	W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	19	131N	72W	MCINTOSH	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	20	131N	72W	MCINTOSH	ND	E2 NW; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	29	131N	72W	MCINTOSH	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	6	132N	69W	MCINTOSH	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	7	132N	69W	MCINTOSH	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	1	132N	70W	MCINTOSH	ND	ALL THAT PART OF THE S2 LYING SOUTH MINNEAPOLIS, SAINT PAUL AND SAULT SAINT MARIE RR
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	7	132N	71W	MCINTOSH	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	89	204	9	132N	71W	MCINTOSH	ND	THAT PORTION OF THE NE NE LYING WEST OF THE SOUTH MINNEAPOLIS, SAINT PAUL AND SAULT SAINT MARIE RR
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	6	149N	95W	MCKENZIE	ND	S2 S2; NW SE; NE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	7	149N	95W	MCKENZIE	ND	NE NW; NE; N2 SE; NW NW; NE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	8	149N	95W	MCKENZIE	ND	NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	11	149N	96W	MCKENZIE	ND	NW; N2 SW; SE SW; NW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	12	149N	96W	MCKENZIE	ND	NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	29	150N	95W	MCKENZIE	ND	SW; S2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	30	150N	95W	MCKENZIE	ND	NE SE; SE NE; S2 SE; SW; NW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	31	150N	95W	MCKENZIE	ND	NE NW; NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	1	151N	95W	MCKENZIE	ND	LOT 1 (42.98) & LOT 2 (43.02)
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	2	151N	95W	MCKENZIE	ND	LOT 1 (40.08); SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	4	151N	95W	MCKENZIE	ND	LOTS 3 & 4; SW NW; N2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	5	151N	95W	MCKENZIE	ND	LOTS 1 (40.07) & 2 (40.05); S2 NE; NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	17	151N	95W	MCKENZIE	ND	SE; NE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	17	151N	95W	MCKENZIE	ND	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	18	151N	95W	MCKENZIE	ND	NW; W2 NE LESS 1 ACRE ALONG E EDGE OF W2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	20	151N	95W	MCKENZIE	ND	NE; N2 NW; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	30	151N	95W	MCKENZIE	ND	NE SW; N2 SE; SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	22	151N	96W	MCKENZIE	ND	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	23	151N	96W	MCKENZIE	ND	W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	2	151N	97W	MCKENZIE	ND	SW NE; N2 SE; SE NW; NE SW & LOTS 2 & 3
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	10	151N	97W	MCKENZIE	ND	E2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	11	151N	97W	MCKENZIE	ND	W2 SW; SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	12	151N	97W	MCKENZIE	ND	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	2	151N	99W	MCKENZIE	ND	NW; W2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	3	151N	99W	MCKENZIE	ND	SW; E2 E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	10	151N	99W	MCKENZIE	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	32	152N	95W	MCKENZIE	ND	NE; NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	33	152N	95W	MCKENZIE	ND	NE; NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	35	152N	95W	MCKENZIE	ND	SE NW; E2 SW; W2 SE; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	33	152N	96W	MCKENZIE	ND	E2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	34	152N	96W	MCKENZIE	ND	SE; SW; NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	35	152N	96W	MCKENZIE	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	22	152N	99W	MCKENZIE	ND	S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	26	152N	99W	MCKENZIE	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	27	152N	99W	MCKENZIE	ND	NW; SE; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	27	152N	99W	MCKENZIE	ND	N2 NE; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	34	152N	99W	MCKENZIE	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	34	152N	99W	MCKENZIE	ND	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	35	152N	99W	MCKENZIE	ND	W2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	35	152N	99W	MCKENZIE	ND	W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	130	439	21	153N	95W	MCKENZIE	ND	N2 SE; NE SW; SE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	67	83	2	143N	81W	MCLEAN	ND	S/2 S/2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	67	83	2	143N	81W	MCLEAN	ND	N2 SW; N2 SE; S2 NW; LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	67	83	11	143N	81W	MCLEAN	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	67	83	5	146N	82W	MCLEAN	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	67	83	7	146N	82W	MCLEAN	ND	LOT 2; SE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	67	83	1	146N	83W	MCLEAN	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	67	83	12	146N	83W	MCLEAN	ND	N2 NW, N2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	100	189	15	144N	86W	MERCER	ND	NW; NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	439	463	7	157N	94W	MOUNTRAIL	ND	E2 NW; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		14	134N	80W	MORTON	ND	LOT 5; W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		7	134N	81W	MORTON	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		15	134N	81W	MORTON	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		21	134N	81W	MORTON	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		22	134N	81W	MORTON	ND	S2 NW; N2 NW; LOTS 2 & 3; N2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		27	134N	81W	MORTON	ND	LOT 6
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		12	134N	82W	MORTON	ND	NW; SW; W2 E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		13	134N	82W	MORTON	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		18	134N	83W	MORTON	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		24	134N	84W	MORTON	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		28	135N	80W	MORTON	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		33	135N	80W	MORTON	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		29	135N	81W	MORTON	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		11	135N	83W	MORTON	ND	W2 SE LESS 3.02 ACRES
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		12	135N	83W	MORTON	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		13	135N	83W	MORTON	ND	W2; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		14	135N	83W	MORTON	ND	N2 NE; E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		6	135N	84W	MORTON	ND	LOTS 6 & 7; E2 SW; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		4	136N	83W	MORTON	ND	LOTS 1-4; S2 NW; NW SW; E2 SW; SW SW; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		30	136N	83W	MORTON	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		21	136N	84W	MORTON	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		30	137N	79W	MORTON	ND	LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		25	137N	80W	MORTON	ND	S2 SE; SW; N2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		35	137N	80W	MORTON	ND	NE; SE NW; NE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		36	137N	80W	MORTON	ND	N2 NE; SE NE; NE SE; NW SE; SW NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		22	137N	83W	MORTON	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		32	137N	83W	MORTON	ND	E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		34	137N	83W	MORTON	ND	E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		14	137N	84W	MORTON	ND	SW; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		6	137N	85W	MORTON	ND	E2 SW; S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		20	137N	85W	MORTON	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		21	137N	85W	MORTON	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		21	137N	85W	MORTON	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		33	137N	85W	MORTON	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		34	137N	85W	MORTON	ND	NW; NE; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		24	137N	86W	MORTON	ND	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		28	138N	85W	MORTON	ND	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		32	138N	85W	MORTON	ND	N2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		17	138N	86W	MORTON	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		19	138N	86W	MORTON	ND	SE; W2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		29	138N	86W	MORTON	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		8	139N	82W	MORTON	ND	SW; W2 SE; W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		1	139N	86W	MORTON	ND	W2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		11	139N	86W	MORTON	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		29	140N	82W	MORTON	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		31	140N	82W	MORTON	ND	E2 E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	308020		32	140N	82W	MORTON	ND	NE; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	5	141N	84W	OLIVER	ND	NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	15	141N	84W	OLIVER	ND	NE; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	21	141N	84W	OLIVER	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	1	141N	85W	OLIVER	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	25	141N	85W	OLIVER	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	5	142N	81W	OLIVER	ND	LOTS 1-6 E OF RR AND ACCRETIONS; PART OF SE NW E OF RR.
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	9	142N	81W	OLIVER	ND	LOTS 3-6; W2 SW ANDACCRETIONS THERETO.
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	31	142N	82W	OLIVER	ND	NE; SE; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	1	142N	83W	OLIVER	ND	NE; SE: SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	3	142N	83W	OLIVER	ND	SE; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	15	142N	83W	OLIVER	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	6	142N	84W	OLIVER	ND	S2 NE; LOTS 1 & 2; SE NW; LOTS 3-5
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	7	142N	84W	OLIVER	ND	NE; NW; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	23	142N	84W	OLIVER	ND	NE; SE; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	31	142N	84W	OLIVER	ND	NE; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	8	142N	85W	OLIVER	ND	SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	18	142N	85W	OLIVER	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	6	142N	86W	OLIVER	ND	E2 SW; LOTS 6 & 7; S2 SE; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	23	142N	87W	OLIVER	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	1	143N	83W	OLIVER	ND	NE; SE; NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	13	143N	83W	OLIVER	ND	NE; SE; SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	17	143N	83W	OLIVER	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	20	143N	83W	OLIVER	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	27	144N	82W	OLIVER	ND	N2 SW; SE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	29	113	34	144N	82W	OLIVER	ND	THAT PART OF S2 NORTH OF RR
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	9	151N	72W	PIERCE	ND	NW; SW; W2 NE; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	8	151N	74W	PIERCE	ND	S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	9	151N	74W	PIERCE	ND	S2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	14	151N	74W	PIERCE	ND	NW; S2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	17	151N	74W	PIERCE	ND	N2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	33	151N	74W	PIERCE	ND	SW, S2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	34	151N	74W	PIERCE	ND	S2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	6	152N	74W	PIERCE	ND	SE NE; SW SE; E2 SW; LOTS 3-7
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	8	152N	74W	PIERCE	ND	S2 SW; S2 SE; NW SW & LOT 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	9	152N	74W	PIERCE	ND	S2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	21	157N	71W	PIERCE	ND	NE SW, W2 SE, SE SE, LOT 3
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	28	157N	71W	PIERCE	ND	N2 NW, W2 NE, E2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	1	157N	74W	PIERCE	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	1	158N	72W	PIERCE	ND	W2 SE; NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	12	158N	72W	PIERCE	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	18	158N	74W	PIERCE	ND	SE; SE SW; LOT 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	29	158N	74W	PIERCE	ND	SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	30	158N	74W	PIERCE	ND	S2 SE; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	30	158N	74W	PIERCE	ND	SE NW; LOT 2; S2 NE; NE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	30	158N	74W	PIERCE	ND	E2 SW; LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	54	722	31	158N	74W	PIERCE	ND	NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	84	178	19	163N	85W	RENVILLE	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	84	178	24	163N	86W	RENVILLE	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	18	159N	70W	ROLETTE	ND	E2 SW; S2 SE; N2 SE; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	19	159N	70W	ROLETTE	ND	N2 SE; W2 NE; E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	20	159N	70W	ROLETTE	ND	E2 NW; W2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	20	159N	70W	ROLETTE	ND	SW; W2 SE; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	20	159N	70W	ROLETTE	ND	W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	7	159N	72W	ROLETTE	ND	E2 NW; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	2	159N	73W	ROLETTE	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	9	159N	73W	ROLETTE	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	11	159N	73W	ROLETTE	ND	S2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	16	159N	73W	ROLETTE	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	35	160N	73W	ROLETTE	ND	S2 S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	1	161N	70W	ROLETTE	ND	S/ NW; GOVERNMENT LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	2	161N	70W	ROLETTE	ND	S2 NE; GOVERNMENT LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	4	162N	73W	ROLETTE	ND	N2 SW; SW SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	5	162N	73W	ROLETTE	ND	SE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	23	163N	73W	ROLETTE	ND	E2 SW; NW SE; LOTS 2 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	23	163N	73W	ROLETTE	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	33	164N	70W	ROLETTE	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	49	623	34	164N	70W	ROLETTE	ND	NE; N2 SE; N2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	27	145N	74W	SHERIDAN	ND	SE; NE; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	28	145N	74W	SHERIDAN	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	33	145N	74W	SHERIDAN	ND	NE; E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	35	145N	74W	SHERIDAN	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	1	145N	77W	SHERIDAN	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	11	145N	77W	SHERIDAN	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	12	145N	77W	SHERIDAN	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	13	145N	77W	SHERIDAN	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	17	145N	77W	SHERIDAN	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	19	145N	77W	SHERIDAN	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	19	145N	77W	SHERIDAN	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	20	145N	77W	SHERIDAN	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	24	145N	77W	SHERIDAN	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	26	145N	77W	SHERIDAN	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	34	145N	77W	SHERIDAN	ND	E2 E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	4	145N	78W	SHERIDAN	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	22	145N	78W	SHERIDAN	ND	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	23	145N	78W	SHERIDAN	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	4	146N	74W	SHERIDAN	ND	SE NE; NE SE; LOTS 1 & 2; N2 SW; NW SE; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	19	146N	75W	SHERIDAN	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	19	146N	75W	SHERIDAN	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	20	146N	75W	SHERIDAN	ND	E2 E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	22	146N	75W	SHERIDAN	ND	NW NW; NW NE; E2 E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	27	146N	75W	SHERIDAN	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	29	146N	75W	SHERIDAN	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	30	146N	75W	SHERIDAN	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	30	146N	75W	SHERIDAN	ND	LOTS 1 & 2; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	2	146N	76W	SHERIDAN	ND	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	18	146N	76W	SHERIDAN	ND	SW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	18	146N	76W	SHERIDAN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	8	146N	77W	SHERIDAN	ND	S2 LESS RIGHT OF WAY
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	14	146N	77W	SHERIDAN	ND	SE; E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	17	146N	77W	SHERIDAN	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	33	146N	77W	SHERIDAN	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	34	146N	77W	SHERIDAN	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	34	146N	77W	SHERIDAN	ND	W2; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	4	147N	75W	SHERIDAN	ND	W2 SE; E2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	9	147N	75W	SHERIDAN	ND	SE NE; W2 NW; SE NW; E2 SE; NW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	10	147N	75W	SHERIDAN	ND	W2 W2; E2 SW; W2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	11	147N	75W	SHERIDAN	ND	W2 NE; E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	19	147N	75W	SHERIDAN	ND	E/2 W/2; LOTS 1-4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	24	147N	76W	SHERIDAN	ND	E2 E2; SW SE; E2 SW; SE NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	25	147N	76W	SHERIDAN	ND	N2 SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	26	147N	76W	SHERIDAN	ND	S2; E2 NE; SW NE; SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	27	147N	76W	SHERIDAN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	27	147N	76W	SHERIDAN	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	28	147N	76W	SHERIDAN	ND	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	34	147N	76W	SHERIDAN	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	35	147N	76W	SHERIDAN	ND	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	1	147N	77W	SHERIDAN	ND	SW NW; LOT 4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	2	147N	77W	SHERIDAN	ND	S2 NE; LOTS 1-3
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	5	147N	77W	SHERIDAN	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	11	147N	77W	SHERIDAN	ND	SE SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	12	147N	77W	SHERIDAN	ND	W2 SW; NE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	13	147N	77W	SHERIDAN	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	23	147N	77W	SHERIDAN	ND	W2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	30	147N	77W	SHERIDAN	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	4	147N	78W	SHERIDAN	ND	N2; SE; E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	12	147N	78W	SHERIDAN	ND	E2 W2; S2 NE; NW NE; N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	24	147N	78W	SHERIDAN	ND	S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	29	148N	75W	SHERIDAN	ND	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	30	148N	75W	SHERIDAN	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	9	148N	76W	SHERIDAN	ND	W2 SE; SE SE; W2 NE; N2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	9	148N	76W	SHERIDAN	ND	E2 SW; NW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	10	148N	76W	SHERIDAN	ND	SW SW; NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	10	148N	76W	SHERIDAN	ND	S2 SW; NE SW; SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	11	148N	76W	SHERIDAN	ND	E2 NE, SW NE; NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	14	148N	76W	SHERIDAN	ND	E/2 SE; S/2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	25	148N	76W	SHERIDAN	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	36	148N	76W	SHERIDAN	ND	NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	32	148N	78W	SHERIDAN	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	34	148N	78W	SHERIDAN	ND	W2 NW; S2 NE; SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	35	148N	78W	SHERIDAN	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	3	149N	75W	SHERIDAN	ND	S2 NW; SW NE; LOTS 2-4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	28	149N	75W	SHERIDAN	ND	S2 S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	27	149N	76W	SHERIDAN	ND	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	27	149N	76W	SHERIDAN	ND	W2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	28	149N	76W	SHERIDAN	ND	S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	28	149N	76W	SHERIDAN	ND	E2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	C-47	473	34	149N	76W	SHERIDAN	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	33	149N	77W	SHERIDAN	ND	E2 SE; SE NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	34	149N	77W	SHERIDAN	ND	SW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	4	150N	74W	SHERIDAN	ND	N2 SE; NE SW; S2 NW; LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	28	150N	75W	SHERIDAN	ND	S2 S2 NE; SE NW; NE NW; E2 SE; NW SE; NE SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	31	150N	75W	SHERIDAN	ND	E2 NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	C-66	72	32	150N	75W	SHERIDAN	ND	SW NW; LOT 1
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	14	421	30	132N	81W	SIOUX	ND	SW; SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	14	421	31	132N	81W	SIOUX	ND	ALL
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	14	421	27	134N	81W	SIOUX	ND	SW NW; 7.5 CHAINS OFF THE S SIDE OF LOT 5
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	14	421	28	134N	81W	SIOUX	ND	SE SE; LOTS 1&2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	10	133N	101W	SLOPE	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	15	134N	101W	SLOPE	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	27	134N	101W	SLOPE	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	34	134N	101W	SLOPE	ND	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	35	134N	101W	SLOPE	ND	N2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	11	134N	102W	SLOPE	ND	S2; NE LESS 5 ACRES OUT OF THE SE CORNER THEREOF FOR SCHOOL HOUSE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	14	134N	102W	SLOPE	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	1	135N	99W	SLOPE	ND	LOTS 1-4; S2 N2; S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	13	135N	99W	SLOPE	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	28	136N	100W	SLOPE	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	38	606	29	136N	100W	SLOPE	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	30	137N	92W	STARK	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	26	137N	95W	STARK	ND	SE; S2 NE; S2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	19	137N	97W	STARK	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	20	137N	97W	STARK	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	14	138N	94W	STARK	ND	S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	24	138N	94W	STARK	ND	W2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	25	138N	94W	STARK	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	7	139N	92W	STARK	ND	LOTS 1 & 2; E2 NW; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	34	139N	92W	STARK	ND	N2 N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	35	139N	92W	STARK	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	14	139N	94W	STARK	ND	S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	4	140N	93W	STARK	ND	LOTS 6 & 11
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	8	140N	93W	STARK	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	9	140N	93W	STARK	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	10	140N	93W	STARK	ND	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	18	140N	93W	STARK	ND	NW LESS 2 ACRES FOR A CEMETARY
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	22	140N	93W	STARK	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	27	140N	93W	STARK	ND	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	33	140N	93W	STARK	ND	Part OF W2 OF NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	6	140N	94W	STARK	ND	LOTS 9-14; E2 SW; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	12	140N	94W	STARK	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	20	140N	94W	STARK	ND	SE; SW; NW; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	7	140N	96W	STARK	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	15	140N	96W	STARK	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	17	140N	96W	STARK	ND	ALL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	18	140N	96W	STARK	ND	LOTS 1 & 2; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	18	140N	96W	STARK	ND	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	26	140N	96W	STARK	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	150	281	13	140N	97W	STARK	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		4	137N	67W	STUTSMAN	ND	NW; N2 SW; NW SE; SW NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		5	137N	67W	STUTSMAN	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		6	138N	66W	STUTSMAN	ND	SE; S2 NE; LOTS 1-5
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		2	138N	67W	STUTSMAN	ND	NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		2	138N	67W	STUTSMAN	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		3	138N	67W	STUTSMAN	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		32	138N	67W	STUTSMAN	ND	E2 E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		33	138N	67W	STUTSMAN	ND	W2; SE EXCEPT A 10 ACRE TRACT IN THE SE CORNER OF SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		35	139N	67W	STUTSMAN	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		35	139N	67W	STUTSMAN	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		1	140N	66W	STUTSMAN	ND	S2 NE, LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		14	140N	69W	STUTSMAN	ND	S2 SW; SE; NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		23	141N	66W	STUTSMAN	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		24	141N	66W	STUTSMAN	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		33	141N	66W	STUTSMAN	ND	E2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		33	142N	68W	STUTSMAN	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		18	142N	69W	STUTSMAN	ND	E2 SW, LOTS 3 & 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		19	142N	69W	STUTSMAN	ND	SE, SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		19	142N	69W	STUTSMAN	ND	E2 NW, LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	X101762		35	142N	69W	STUTSMAN	ND	W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	674091		3	151N	85W	WARD	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	674091		24	154N	81W	WARD	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	674091		25	154N	81W	WARD	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	674091		1	154N	87W	WARD	ND	LOT 4
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	674091		2	154N	87W	WARD	ND	NW SE; S2 NE; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	674091		35	155N	87W	WARD	ND	SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	20	145N	71W	WELLS	ND	W2 W2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	11	145N	72W	WELLS	ND	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	12	145N	72W	WELLS	ND	E2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	80	198	8	145N	73W	WELLS	ND	SW; SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	80	198	20	145N	73W	WELLS	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	80	198	21	145N	73W	WELLS	ND	N2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	80	198	28	145N	73W	WELLS	ND	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	80	198	29	145N	73W	WELLS	ND	N/2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	80	198	29	145N	73W	WELLS	ND	S2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	28	146N	73W	WELLS	ND	SW; W2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	32	146N	73W	WELLS	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	12	147N	72W	WELLS	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	20	147N	72W	WELLS	ND	NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	3	148N	71W	WELLS	ND	SW; SW NE; W2 SE ; LOT 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	4	148N	71W	WELLS	ND	S2 NE; LOTS 1 & 2
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	8	148N	71W	WELLS	ND	E2 NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	10	148N	71W	WELLS	ND	SW SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	10	148N	71W	WELLS	ND	W2 NW NW; W2 E2 NW NW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	14	148N	72W	WELLS	ND	SW
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	15	148N	72W	WELLS	ND	NE NE; E2 SE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	23	148N	72W	WELLS	ND	N2 NW; NW NE; SE NW; SW NE
MONTANA-DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/20/1989	93	391	32	150N	70W	WELLS	ND	NE; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	439	463	12	157N	95W	WILLIAMS	ND	NE; SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	313	67	28	25N	10W	ALFALFA	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	322	662	10	10N	21W	BECKHAM	OK	SE; NE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	322	662	11	10N	21W	BECKHAM	OK	S2 NW; SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	322	662	13	10N	21W	BECKHAM	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	322	662	2	8N	22W	BECKHAM	OK	LOTS 3 & 4; S2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	322	662	26	9N	22W	BECKHAM	OK	SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	276	561	26	19N	12W	BLAINE	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	276	561	26	19N	12W	BLAINE	OK	N2 SW; SE SW; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	7	6S	8E	BRYAN	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	8	6S	8E	BRYAN	OK	SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	11	6S	8E	BRYAN	OK

SW NE; NW SE;  S2 NE SW LESS AND EXCEPT ONE-HALF (1/2) ACRE AT THE NW CORNER OF S2 NE SW, SAID ONE-HALF (1/2) ACRE BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:  BEGINNING AT THE NW CORNER OF S2 NE SW, THENCE SOUTH 30 YARDS, THENCE EAST 80 YARDS, THENCE NORTH 30 YARDS, THENCE WEST 80 YARDS TO THE POB.

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	12	6S	8E	BRYAN	OK	NW NW; S2 NE NW; NW NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	12	6S	8E	BRYAN	OK	W2 SE SE; SW SE; SE SW; S2 NE SW; E2 SW SW; SE NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	13	6S	8E	BRYAN	OK	NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	17	6S	8E	BRYAN	OK	NE NE; E2 SW NE and E2 NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	20	6S	8E	BRYAN	OK	SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	21	6S	8E	BRYAN	OK	SW NW; S2 NW NW; NW NW NW; NW SW AND SW SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	603	569	18	6S	9E	BRYAN	OK	NE SE; E2 NW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	719	409	29	11N	13W	CADDO	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	719	409	9	6N	9W	CADDO	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	719	409	7	8N	10W	CADDO	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	719	409	33	9N	12W	CADDO	OK	S2 NW
					14	1S	3W	CARTER	OK	SE
					32	1S	3W	CARTER	OK	??
FIRST NATIONAL BANK OF CHICAGO	H. HUFFMAN & CO.	8/1/1983	1096	199	23	1S	3W	CARTER	OK	S2 NE; N2 SE SE; NE SE; SW NE; SENE; NE SE; N2 SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	798	71	4	2S	3W	CARTER	OK	W2 E2 SW; E2 W2 SW; SW NW SW; W2 SW SW
MONTANA DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	6/23/2004	4169	106	7	2S	3W	CARTER	OK	W2 E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	798	71	17	2S	3W	CARTER	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	798	71	17	2S	3W	CARTER	OK	N2 SW; N2 SE SW; SW SE SW
					29	2S	3W	CARTER	OK	SE SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	798	71	9	3S	2W	CARTER	OK	W2 SE NW; NE SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	798	71	34	4S	3W	CARTER	OK	SW SW; S2 SE SW; SW SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	798	71	3	5S	3W	CARTER	OK	W2 LOT 2 & 3
MURREL T. CRUZEN AND ARIA JEAN CRUZEN, H/W	H. HUFFMAN & CO.	10/1/1981	1176	323	34	10N	1W	CLEVELAND	OK	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	497	124	26	10N	2W	CLEVELAND	OK

SE, EXCEPT FOUR (4) ACRES DESCRIBED AS  FOLLOWS:  BEGINNING AT A POINT 423 YARDS SOUTH OF THE NE CORNER OF SAID SE, THENCE WEST 88 YARDS, THENCE SOUTH 220 YARDS, THENCE EAST 88 YARDS, THENCE NORTH 220 YARDS TO POB.

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	497	124	14	7N	1E	CLEVELAND	OK	W2 NW, SE NW, NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	497	124	19	7N	1E	CLEVELAND	OK	W2 NE; E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	497	124	19	7N	1E	CLEVELAND	OK	LOTS 3 & 4 (W2 SW)
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	497	124	30	8N	1W	CLEVELAND	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	497	124	31	8N	1W	CLEVELAND	OK	E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	370	149	13	1N	8E	COAL	OK	E2 NE NW; NW NE NW; NW SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	370	149	31	3N	10E	COAL	OK	NW; S2 NE; S2 N2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	370	149	30	3N	9E	COAL	OK	LOT 2; SE NW; SW NE; NE NE SW & N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	953	183	4	4N	11W	COMANCHE	OK	LOTS 1 & 2; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	953	183	10	4N	11W	COMANCHE	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	953	183	27	4N	11W	COMANCHE	OK	SW
FIRST NATIONAL BANK OF CHICAGO	H. HUFFMAN & CO.	8/1/1983	178	635	15	19N	7E	CREEK	OK	SW
FIRST NATIONAL BANK OF CHICAGO	H. HUFFMAN & CO.	8/1/1983	178	635	17	19N	9E	CREEK	OK	W2 SE & SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	329	737	26	15N	16W	CUSTER	OK	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	400	729	14	18N	18W	DEWEY	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	400	729	18	19N	17W	DEWEY	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	400	729	16	19N	20W	DEWEY	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	590	479	17	20N	6W	GARFIELD	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	590	479	34	22N	8W	GARFIELD	OK	NE
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	776	22	9	1N	2W	GARVIN	OK	N2 SW; SE SW; S2 SW SW & NE SW SW
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	776	22	15	1N	2W	GARVIN	OK	S2 SW NE; N2 NW SE; N2 SW SE; W2 SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	855	18	18	1N	2W	GARVIN	OK	NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	855	18	19	1N	2W	GARVIN	OK	SE NE NE; S2 NE NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	855	18	34	1N	3W	GARVIN	OK	N2 NE NW
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	776	22	1	3N	3W	GARVIN	OK	S2 SE NW; N2 SW & N2 SW SW
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	776	22	31	4N	2W	GARVIN	OK	NW SE; N2 SW SE; SE SW SE
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	776	22	6	4N	3W	GARVIN	OK	N2 NE & W2 SE
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	776	22	7	4N	3W	GARVIN	OK	ALL THAT PART OF THE SE SW LYING S OF AT & SF RR CONTAINING 8.21 ACRES
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	776	22	7	4N	3W	GARVIN	OK	ALL THAT PART OF THE SW SE LYING SOUTH OF AT & SF RR
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	776	22	18	4N	3W	GARVIN	OK	E2 NW; NW NE; N2 SW NE
EAGLE LAND & MINERAL COMPAY	H. HUFFMAN & CO.	3/10/2014	2050	862	22	1N	1W	GARVIN	OK	NESE, N2 SE SE
EAGLE LAND & MINERAL COMPANY	H. HUFFMAN & CO.	8/1/2008	3162	487	26	6N	5W	GRADY	OK	E2 SE; N2 NW SE; SE NW SE; N2 NE NW; SE NE NW; S2 SE NE; S2 SW NE & NW SE NE
EAGLE LAND & MINERAL COMPANY	H. HUFFMAN & CO.	8/1/2008	4111	551	15	8N	5W	GRADY	OK	W2 SW NW, W2 W2 SW
EAGLE LAND & MINERAL COMPANY	H. HUFFMAN & CO.	8/1/2008	4111	553	27	8N	5W	GRADY	OK	E2 NE, E2 NW NE, SW NW, W2 NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	294	230	21	25N	4W	GRANT	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	274	103	19	26N	23W	HARPER	OK	LOTS 3 & 4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	274	103	30	26N	23W	HARPER	OK	NE SW & N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	274	103	30	26N	23W	HARPER	OK	LOTS 1 & 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	274	103	3	26N	24W	HARPER	OK	LOT 4 & SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	274	103	4	26N	24W	HARPER	OK	LOTS 3 & 4; SE NW; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	274	103	4	26N	24W	HARPER	OK	LOTS 1 & 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	274	103	4	26N	25W	HARPER	OK	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	320	413	32	10N	23E	HASKELL	OK	E2 NW; W2 W2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	510	275	35	4N	9E	HUGHES	OK	SW; S2 SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	510	275	4	8N	10E	HUGHES	OK	W2 SW LESS 2 ACRES OUT OF SE CORNER
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	510	275	3	8N	9E	HUGHES	OK	W2 NW; SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	510	275	3	8N	9E	HUGHES	OK	SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	127	160	27	25N	1W	KAY	OK	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	127	160	10	27N	1W	KAY	OK	N2 LYING SOUTH AND WEST OF THE CHICKAASKIA RIVER
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	127	160	6	28N	1E	KAY	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	127	160	18	28N	1E	KAY	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	566	24	5	18N	9W	KINGFISHER	OK	S2 NE; LOTS 1 & 2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	566	24	5	18N	9W	KINGFISHER	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	566	24	22	19N	6W	KINGFISHER	OK	N2 NE; N2 N2 S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	566	24	22	19N	6W	KINGFISHER	OK	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	566	24	30	19N	9W	KINGFISHER	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	590	481	35	20N	6W	KINGFISHER	OK	LOTS 5 & 6; S2 SW
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	451	286	4	7N	14W	KIOWA	OK	LOT 7
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	6	7N	15W	KIOWA	OK	LOTS 1 & 2 AND S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	7	7N	15W	KIOWA	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	7	7N	15W	KIOWA	OK	E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	1	7N	16W	KIOWA	OK	SW
MONTANA DAKOTAS ROYALTY COMPANY	H. HUFFMAN & CO.	7/11/1989	562	138	1	7N	16W	KIOWA	OK	LOTS 3 & 4 and S/2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	2	7N	16W	KIOWA	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	2	7N	16W	KIOWA	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	2	7N	16W	KIOWA	OK	LOTS 1 & 2; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	6	7N	16W	KIOWA	OK	NW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	6	7N	16W	KIOWA	OK	N2 NE; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	478	606	6	7N	16W	KIOWA	OK	N/2 NE and SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	159	689	3	5N	18E	LATIMER	OK	NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	159	689	18	5N	18E	LATIMER	OK	NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	159	689	25	5N	18E	LATIMER	OK	S2 NE NW; S2 NW; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	159	689	25	5N	18E	LATIMER	OK	SW NW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	159	689	12	6N	20E	LATIMER	OK	W2 NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	159	689	19	6N	21E	LATIMER	OK	SW 10 ACRES OF LOT 2; LOT 4
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	159	689	32	7N	22E	LATIMER	OK	SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	667	717	26	13N	5E	LINCOLN	OK	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	667	717	34	16N	2E	LINCOLN	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	667	717	22	17N	2E	LINCOLN	OK	S2 S2
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	702	275	12	15N	1E	LOGAN	OK	W2 SE; E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	702	275	20	15N	2W	LOGAN	OK	W2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	702	275	25	15N	2W	LOGAN	OK	S2 SW
MDRC	HUSTON HUFFMAN				13	15N	4W	LOGAN	OK	WEST 138 ACRES OF NW
MDRC	HUSTON HUFFMAN				13	15N	4W	LOGAN	OK	EAST 22 ACRES OF THE NW
JOHN C. VOORHEES AND GEORGIA H. VOORHEES, HUSBAND AND WIFE	H. HUFFMAN & CO.	7/14/1950	247	181	29	16N	1W	LOGAN	OK	SE
KIRKPATRICK OIL & GAS LLC	H. HUFFMAN & CO.	9/1/2012	2514	121	4	19N	3W	LOGAN	OK	SW
TERRY D. SMART	H. HUFFMAN & CO.	5/13/1992	1274	55	18	20N	9W	MAJOR	OK	LOTS 3 & 4; E2 SW
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	376	209	5	21N	9W	MAJOR	OK	SE
TERRY D. SMART	H. HUFFMAN & CO.	5/14/1992	1271	159	22	21N	9W	MAJOR	OK	SW
WILLIE MAE STEGALL	H. HUFFMAN & CO.	5/27/1992	1273	167	22	21N	9W	MAJOR	OK	SW
GlOVIE PARTEE GRAY AKA GOVIE PARTEE COSS	H. HUFFMAN & CO.	6/11/1992	1275	88	22	21N	9W	MAJOR	OK	SW
IVAN V. MONTCASTLE	H. HUFFMAN & CO.	4/22/1992	1270	103	32	21N	9W	MAJOR	OK

LOT B IN BROOMSFIELD'S ADDITION TO THE TOWN OF AMES A/D/A PART OF THE SW  SW OTHERWISE DESCRIBED AS FOLLOWS: THE SOUTH ONE FOURTH OF A PARCEL OF LAND BOUNDED THIS: COMMENCING AT THE SW CORNER OF BLOCK 26, TOWN OF AMES, OKLAHOMA, THENCE WEST 210 FEET TO POB, THENCE WEST 249 FEET; THENCE NORTH 350 FEET; THENCE EAST 249 FEET; THENCE SOUTH 350 FEET TO POB

TERRY D. SMART	H. HUFFMAN & CO.	5/14/1992	1271	161	1	21N	10W	MAJOR	OK	SE
KENNETH E. PELTIER	H. HUFFMAN & CO.	5/14/1992	1270	217	1	21N	10W	MAJOR	OK	SE
WILLIE MAE STEGALL	H. HUFFMAN & CO.	5/27/1992	1273	165	1	21N	10W	MAJOR	OK	SE
TERRY D. SMART	H. HUFFMAN & CO.	5/5/1992	1271	163	12	21N	10W	MAJOR	OK	N2 SE
TERRY D. SMART	H. HUFFMAN & CO.	5/21/1992	1271	165	24	21N	10W	MAJOR	OK	NE
WILLIE MAE STEGALL	H. HUFFMAN & CO.	5/27/1992	1273	169	24	21N	10W	MAJOR	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	21	21N	13W	MAJOR	OK	E2 NW; N2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	28	21N	15W	MAJOR	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	34	21N	15W	MAJOR	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	16	22N	13W	MAJOR	OK	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	22	22N	14W	MAJOR	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	17	22N	15W	MAJOR	OK	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	32	22N	9W	MAJOR	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	33	22N	9W	MAJOR	OK	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	34	22N	9W	MAJOR	OK	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	21	23N	16W	MAJOR	OK	SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	458	567	28	23N	16W	MAJOR	OK	S2 NE; NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	577	274	19	5N	1E	MCCLAIN	OK	E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	577	274	17	5N	4W	MCCLAIN	OK	S2 NW & W2 SW NE
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	472	46	24	5N	4W	MCCLAIN	OK	E2 SE NE; W2 NE NE
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	472	46	24	5N	4W	MCCLAIN	OK	NW NE
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	472	46	24	5N	4W	MCCLAIN	OK	W2 SE NW; SW NW
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	472	46	24	5N	4W	MCCLAIN	OK	W2 NW SW, NW SW SW
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	472	46	24	5N	4W	MCCLAIN	OK	SE
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	472	46	24	5N	4W	MCCLAIN	OK	E2 E2 SW
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	472	46	25	5N	4W	MCCLAIN	OK	N2 NE
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	472	46	25	5N	4W	MCCLAIN	OK	E2 NE NW; NE SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	577	274	1	6N	4W	MCCLAIN	OK	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	577	274	2	6N	4W	MCCLAIN	OK	NE NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	577	274	22	7N	3W	MCCLAIN	OK	E2 SW; NW NW SE; SW SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	577	274	3	7N	3W	MCCLAIN	OK	LOTS 1 & 2; S2 NE
ROBERT A. MASON PRODUCTION COMPANY	H. HUFFMAN & CO.	5/1/1996	846	742	2	11N	11E	OKFUSKEE	OK	SE NE
MARJO OPERATING CO, INC.	H. HUFFMAN & CO.	7/6/2009	1066	273	27	12N	7E	OKFUSKEE	OK	SE SE
MARJO OPERATING CO, INC.	H. HUFFMAN & CO.	11/5/2008	1056	568	17	13N	7E	OKFUSKEE	OK	N2 SW4
HUSTON HUFFMAN	H. HUFFMAN & CO.	1/1/2003	8731	1740	5	12N	3W	OKLAHOMA	OK

LOT 8, BLOCK 18, TOWN OF NICHOLS HILLS, OKLAHOMA, TOGETHER WITH ALL STREETS, ALLEYWAYS, EASEMENTS AND ROADS ADJACENT OR APPURTENANT THERETO, ACCORDING TO THE RECORDED PLAT THEREOF, BEING A PART OF THE NE  CONTAINING .5808 ACRES MOL

					23	12N	2W	OKLAHOMA	OK	N2 N2 SE NE
					23	12N	2W	OKLAHOMA	OK	S2 N2 SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	28	13N	1W	OKLAHOMA	OK	W2 SW
					20	13N	3W	OKLAHOMA	OK	N2 SE
					5	13N	3W	OKLAHOMA	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	12	13N	2W	OKLAHOMA	OK	S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	2	14N	2W	OKLAHOMA	OK	N2 SW; SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	7	14N	2W	OKLAHOMA	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	10	14N	2W	OKLAHOMA	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	12	14N	2W	OKLAHOMA	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	28	14N	2W	OKLAHOMA	OK	SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	13	14N	4W	OKLAHOMA	OK	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	13	14N	4W	OKLAHOMA	OK	W2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	4357	361	13	14N	4W	OKLAHOMA	OK	NW
ROBERT A. MASON PRODUCTION COMPANY	H. HUFFMAN & CO.	6/1/1991	1488	618	6	11N	12E	OKMULGEE	OK	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	192	338	31	20N	8E	PAWNEE	OK	W2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	4	5N	13E	PITTSBURG	OK	NE 9.71 ACRES OF LOT 3
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	5	5N	13E	PITTSBURG	OK	N2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	5	5N	13E	PITTSBURG	OK	SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	5	5N	13E	PITTSBURG	OK	SW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	5	5N	13E	PITTSBURG	OK	LOT 3
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	8	5N	13E	PITTSBURG	OK	A TRACT 210 FEET EAST & WEST BY 215 FEET NORTH & SOUTH IN SE NE NW LESS 1.5185 ACRES
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	8	5N	13E	PITTSBURG	OK	SW NW; N2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	8	5N	13E	PITTSBURG	OK	SW SE; N2 SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	8	5N	13E	PITTSBURG	OK	W2 NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	9	5N	13E	PITTSBURG	OK	SW NW NE; W2 SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	19	5N	13E	PITTSBURG	OK	NE NE; N2 SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	33	5N	17E	PITTSBURG	OK	W2 SW ; N2 NE; NE SW NE; N2 SE NE & N2 S2 SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	36	6N	13E	PITTSBURG	OK	2 ACRE TRACT IN NE SE SE LYING NORTH AND EAST OF COAL CREEK AND 38 ACRE TRACT IN NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	16	6N	14E	PITTSBURG	OK	W2 NE & ALL THAT PART OF THE NW SE LYING NORTH OF THE SCIPIO HIGHWAY
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	16	6N	14E	PITTSBURG	OK	SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	16	6N	14E	PITTSBURG	OK	SE SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	21	6N	14E	PITTSBURG	OK	N2 NE; SE NE; E2 SW NE; NE NW; E2 NW NW; W2 SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	22	6N	14E	PITTSBURG	OK	N2 NE; NW SE NE; N2 NE NW; SW NE NW; SE NW NW; S2 NW; SE NE NW; NE NE SW EXCEPT THAT PART DEEDED TO JAMES S. ARNOTE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	6	7N	18E	PITTSBURG	OK	SE SW
HUSTON HUFFMAN JR., TRUSTEE OF AUGUSTA JAY HUFFMAN MARITAL TRUST	H. HUFFMAN & CO.	8/1/2002	1227	78	34	8N	17E	PITTSBURG	OK	NE SW; W2 NW SE
HUSTON HUFFMAN JR., TRUSTEE OF AUGUSTA JAY HUFFMAN MARITAL TRUST	H. HUFFMAN & CO.	8/1/2002	1227	78	34	8N	17E	PITTSBURG	OK	SE NW; W2 NE NW; W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	413	299	35	8N	17E	PITTSBURG	OK	NW
The Berry Patch, LTD	H. HUFFMAN & CO.	11/5/2018	2388	351	14 & 15	9N	17E	PITTSBURG	OK	LOT 38, BLOCK 2 AND LOT 1, BLOCK 4 OF THE BERRY PATCH, LTD., A SUBDIVISION IN PITTSBURG COUNTY
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	20	6N	4E	POTTAWATOMIE	OK	E2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	20	6N	4E	POTTAWATOMIE	OK	N2 SW; SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	1	7N	2E	POTTAWATOMIE	OK	LOTS 1 & 2; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	2	7N	2E	POTTAWATOMIE	OK	SW
ELEANOR RAY, SOLE AND ONLY HEIR OF SADIE SMITH, DECEASED	H. HUFFMAN & CO.	9/23/1974	475	15	10	7N	4E	POTTAWATOMIE	OK	N2 SW
THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE U/W FOREMAN LEBOLD AND AS TRUSTEE U/W SAMUEL LEBOLD	H. HUFFMAN & CO.	8/1/1983	1091	133	16	7N	4E	POTTAWATOMIE	OK	SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	19	7N	5E	POTTAWATOMIE	OK	E2 NW; E2 W2 NW
THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE U/W FOREMAN LEBOLD AND AS TRUSTEE U/W SAMUEL LEBOLD	H. HUFFMAN & CO.	8/1/1983	1091	133	29	7N	5E	POTTAWATOMIE	OK	S2 NW; NW NW NW
THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE U/W FOREMAN LEBOLD AND AS TRUSTEE U/W SAMUEL LEBOLD	H. HUFFMAN & CO.	8/1/1983	1091	133	29	7N	5E	POTTAWATOMIE	OK	NE NW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	15	8N	4E	POTTAWATOMIE	OK	N2 NE; N2 NW; SE NW; N2 SW
THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE U/W FOREMAN LEBOLD AND AS TRUSTEE U/W SAMUEL LEBOLD	H. HUFFMAN & CO.	8/1/1983	1091	133	8	8N	5E	POTTAWATOMIE	OK	N2 SE; S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	23	9N	3E	POTTAWATOMIE	OK	SW SE; SE SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	23	9N	3E	POTTAWATOMIE	OK	NW SW; N2 SW SW; E2 W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	26	9N	3E	POTTAWATOMIE	OK

NW NE; AND THAT PART OF THE NE NW DESCRIBED AS: BEGINNING AT THE NE CORNER OF SAID NE NW  AND RUNNING THENCE SOUTH ON THE EAST LINE OF SAID QUARTER SECTION TO THE SE CORNER OF SAID NE NW, THENCE WEST TO THE SW CORNER OF THE NE NW, THENCE NORTHEAST IN A STRAIGHT LINE TO POB

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	12	10N	4E	POTTAWATOMIE	OK	N/2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	548	529	31	11N	4E	POTTAWATOMIE	OK

NW SE; E2 SW SE. EXCEPT THE SOUTH 4 ACRES OF THE W2 E2 SW SE, AND THAT PORTION OF THE E2 SE EXTENDING WEST OF THE AT&SF RAILWAY RIGHT-OF-WAY, FORMERLY THE EASTERN OKLAHOMA RAILWAY RIGHT-OF-WAY CONTAINING 59 ACRES MOL

N'EVEREST OIL CO.	H. HUFFMAN & CO.	4/1/1987	875	3	26	12N	24W	ROGER MILLS	OK	W2 NE; E2 NW
THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE U/W FOREMAN LEBOLD AND AS TRUSTEE U/W SAMUEL LEBOLD	H. HUFFMAN & CO.	8/1/1983	1504	680	13	6N	7E	SEMINOLE	OK	NE NE LESS NE NE NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	11	7N	6E	SEMINOLE	OK	SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	5/10/1977	1263	359	26	7N	6E	SEMINOLE	OK	SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	30	7N	8E	SEMINOLE	OK	N2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	26	8N	6E	SEMINOLE	OK	E2 SE; SW SE
THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE U/W FOREMAN LEBOLD AND AS TRUSTEE U/W SAMUEL LEBOLD	H. HUFFMAN & CO.	8/1/1983	1504	680	22	9N	5E	SEMINOLE	OK	E2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	19	9N	6E	SEMINOLE	OK	EAST 5 ACRES OF THE NE 10 ACRES OF LOT 3 LESS .331 ACRES FOR C.O & G RY; N2 NE SW; S2 SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	27	9N	6E	SEMINOLE	OK	SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	27	9N	6E	SEMINOLE	OK	LOTS 29 AND 30; S2 LOT 31, BLOCK 1, HILLSIDE ADDITION TO THE CITY OF SEMINOLE, CONTAINING 2.5 ACRES MOL
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	15	10N	5E	SEMINOLE	OK	W2 NE; NE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	19	10N	6E	SEMINOLE	OK	NW SE; W2 NE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	551	3	10N	8E	SEMINOLE	OK	W2 SW LESS NW NW NW SW; E2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	551	10	10N	8E	SEMINOLE	OK	NE NE NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1254	480	33	11N	8E	SEMINOLE	OK	NW NE
THE FIRST NATIONAL BANK OF CHICAGO, AS TRUSTEE U/W FOREMAN LEBOLD AND AS TRUSTEE U/W SAMUEL LEBOLD	H. HUFFMAN & CO.	8/1/1983	1586	24	12	1S	4W	STEPHENS	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	33	1S	4W	STEPHENS	Ok	SE NE SE; E2 SE SE; SW SE SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	34	1S	4W	STEPHENS	OK	W2 W2 SE; SE SW EXCEPT A 2.5 ACRES OUT OF NW CORNER FOR THE TOWN OF ALMA AND S2 SW NW SW; W2 NW SW SW; W2 SE SE; E2 SW SE; SW NE SE; SE NW SE; W2 NE NW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	6	1N	4W	STEPHENS	OK	NE SW; W2 NW SE; SW NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	1	1N	5W	STEPHENS	OK	SE NE SW; SW NW SE; NE SE SW; N2 SW SE; SE SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	10	1N	5W	STEPHENS	OK	NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	14	2N	5W	STEPHENS	OK	N2 NW; SE NW
DEEP BLUE ROYALTIES, L.L.C.	H. HUFFMAN & CO.	3/1/1998	2128	188	21	2N	6W	STEPHENS	OK	SE SE & E2 SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	35	2N	6W	STEPHENS	OK	W2 NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	3	2S	4W	STEPHENS	OK	W 19.91 ACRES OF LOT 1; E 19.66 ACRES OF LOT 2; E2 SW NE; NW SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	12	2S	4W	STEPHENS	OK	W2 NW NE; E2 NE NW; SW NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	18	2S	4W	STEPHENS	OK	W2 SW SE; SE SW SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	19	2S	4W	STEPHENS	OK	LOT 1; NE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	5	2S	6W	STEPHENS	OK	E2 SE; W2 NE; SW NE NE; W2 SE NE; SE SE NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	1256	893	6	2S	6W	STEPHENS	OK	SE; E2 E2 SW; LOTS 3 & 4 (A/D/A N2 NW)
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	378	510	4	7N	14W	WASHITA	OK	LOTS 4-6; SW NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	33	8N	15W	WASHITA	OK	LOTS 1-4 NORTH OF THE KIOWA LINE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	34	8N	15W	WASHITA	OK

PART OF LOT 4 DESCRIBED AS FOLLOWS, TO-WIT; BEGINNING AT THE NW CORNER OF LOT 4, THENCE SOUTH TO THES ECTION LINE RUNNING EAST AND WEST, DIVIDING WASHITA AND KIOWA COUNTIES, THENCE EAST ALONG SAID SECTION LINE 56 RODS, THENCE DUE NORTH TO THE NORTH SIDE OF LOT 4, THENCE DUE WEST TO THE POB, CONTAINING 40 ACRES MOL AND CONTAINING IN ALL 180.48 ACRES MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	27	8N	16W	WASHITA	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	31	8N	16W	WASHITA	OK	S2 SE, S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	32	8N	16W	WASHITA	OK	LOTS 1-3 NORTH OF THE KIOWA LINE AND LOTS 1-4 SOUTH OF THE KIOWA LINE; SE NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	31	8N	16W	WASHITA	OK

LOTS 2-4 SOUTH OF THE KIOWA LINE, CONTAINING 49.75 ACRES; 15 ACRES MOL BEGINNING AT THE  SE CORNER OF LOT 4 NORTH OF KIOWA LINE, THENCE NORTH 15 1/2 RODS, THENCE WEST ACROSS LOTS 4 AND 3 N.K.L. TO THE WEST LINE OF LOT 3, THENCE SOUTH 15 1/2 RODS TO THE SOUTH LINE OF LOT 3, THENCE EAST TO THE POB; LOT 5; S2 SE; SE SW

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	35	8N	17W	WASHITA	OK	LOTS 1-4 NORTH OF THE KIOWA, COMANCHE AND APACHE RESERVATION LINE; LOTS 5-8 SOUTH OF THE KIOWA, COMANCHE AND APACHE RESERVATION LINE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	35	8N	17W	WASHITA	OK	NW
DONALD F. DUNCAN	H. HUFFMAN & CO.	10/1/1999	894	836	26	9N	20W	WASHITA	OK	SOUTH 70 ACRES OF THE W2 NW; N2 N2 NW NW ADA W2 NW; E2 NW; S2 NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	33	9N	20W	WASHITA	OK	SE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	464	142	33	9N	20W	WASHITA	OK	NE L/E 1 ACRE IN THE SW/CORNER
DAN RUSSAK	H. HUFFMAN & CO.	3/5/1987	705	240	11	11N	15W	WASHITA	OK	SW
MORRIS I. LEIBMAN	H. HUFFMAN & CO.	2/25/1987	705	239	11	11N	15W	WASHITA	OK	NW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	370	277	16	23N	13W	WOODS	OK	SW
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	3	27N	17W	WOODS	OK	S2 LESS AND EXCEPT A 3.6 ACRE TRACT
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	9	27N	17W	WOODS	OK	N2 NW
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	10	27N	17W	WOODS	OK	NW
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	13	27N	18W	WOODS	OK	SW
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	16	27N	18W	WOODS	OK	W2
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	22	27N	18W	WOODS	OK	E2 NE; N2 SE; SW SE
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	23	27N	18W	WOODS	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	370	277	17	28N	15W	WOODS	OK	SW NW; NW SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	370	277	18	28N	15W	WOODS	OK	SE NE; NE SE
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	24	28N	18W	WOODS	OK	W2 NE; W2 NW; SE NW; N2 SW; NW SE
ZENITH MINERALS LLC	H. HUFFMAN & CO.	7/1/2006	1022	941	35	28N	18W	WOODS	OK	NE NE; S2 N2; S2
THE FIRST NATIONAL BANK AND TRUST COMPANY OF OKLAHOMA CITY, TRUSTEE UNDER THE WILL OF DONALD H. LYCAN	H. HUFFMAN & CO.	5/1/1972	349	360	10	20N	17W	WOODWARD	OK	SE; S2 NE
DONALD E. RICHARDSON	H. HUFFMAN & CO.	5/21/1987	1049	96	26	22N	21W	WOODWARD	OK	S2 SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	469	348	2	23N	22W	WOODWARD	OK	NE
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	469	348	7	24N	19W	WOODWARD	OK	SW
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	469	348	3	25N	18W	WOODWARD	OK	W2 SE; E2 SW
MELVIN A. MURI & CLEMENTINE E. MURI	THE BUFFALO CO.	2/20/1969	216782		2	24N	58E	RICHLAND	MT	LOTS 1-4
MELVIN A. MURI & CLEMENTINE E. MURI	THE BUFFALO CO.	2/20/1969	216782		3	24N	58E	RICHLAND	MT	LOTS 1 & 2
MELVIN A. MURI & CLEMENTINE E. MURI	THE BUFFALO CO.	2/20/1969	216782		11	24N	58E	RICHLAND	MT	W2 E2; W2
THE PEOPLE OF THE STATE OF NEW YORK ACTING BY AND THROUGH THE STATE UNIVERSITY ON NEW YORK & STATE UNIVERSITY OF NEW YORK	THE BUFFALO CO.	4/1/1967	263	195	34	18S	38E	LEA	NM	W2; SE; N2 NE; SE NE OF SECTION 34, TOWNSHIP 18 SOUTH, RANGE 38 EAST, N. M. P.M., CONTAINING 600 ACRES.
THE PEOPLE OF THE STATE OF NEW YORK ACTING BY AND THROUGH THE STATE UNIVERSITY OF NEW YORK & STATE UNIVERSITY OF NEW YORK	THE BUFFALO CO.	4/1/1967	231	440	5	25N	3W	GRANT	OK	S2 SE; NE SE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2249	146	15	20N	4W	GARFIELD	OK	E2
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2249	146	16	20N	3W	GARFIELD	OK	NW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2249	146	17	20N	3W	GARFIELD	OK	NE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	N2 SE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	W2 W2 SW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	W2 E2 W2 SW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	N2 N2 NW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	S2 N2 NW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	S2 S2 NW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	E2 W2 E2 SW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	E2 E2 SW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	E2 E2 W2 SW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	20	21N	1E	NOBLE	OK	W2 W2 E2 SW SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	30	21N	1E	NOBLE	OK	N2 SE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	784	663	30	21N	1E	NOBLE	OK	NE SE SE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	728	432	15	24N	1E	NOBLE	OK	SW; NW SE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2089	863	3	18N	1W	PAYNE	OK	SE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2089	863	15	18N	1W	PAYNE	OK	SW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2089	863	12	18N	2E	PAYNE	OK	SE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2089	863	13	18N	2E	PAYNE	OK	S2 SE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2089	863	7	18N	3E	PAYNE	OK	E2 NW; S 1,120' OF LOT 2 a/d/a SW NW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	4/18/2013	2095	425	7	18N	3E	PAYNE	OK	E2 NW; S 1,120' OF LOT 2 a/d/a SW NW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2089	863	20	18N	3E	PAYNE	OK	NE
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2089	863	21	18N	3E	PAYNE	OK	NW
NEXT ENERGY PARTNERS, LLC	THE BUFFALO CO.	1/3/2013	2250	947	17	19N	1W	PAYNE	OK	E2 SW; E 15 ACRES OF THE W2 SW
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	342	21	14	A-52	PUBLIC SCHOOL LANDS	ANDREWS	TX	ALL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	342	21	15	A-52	PUBLIC SCHOOL LANDS	ANDREWS	TX	ALL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	1		A.C.H & B	BRAZORIA	TX

A TRACT OF 129.81 ACRES OUT OF SECTION ONE (1), A. C. H. & B. SURVEY, ABSTRACT NO. 416; & BEING THE EAST 129.81 ACRES OF A TRACT OF 199.39 ACRES, WHICH 199.39 ACRE TRACT US DESCRIBED IN DEED FROM BERT L. TURNER & WIFE, EMMA TURNER, TO H. H. FORD, DATED MAY 30, 1919, & RECORDED IN VOL. 153, AGES 225-6, OF THE DEED RECORDS OF BRAZORIA COUNTY, TEXAS, TO WHICH DEED & THE RECORD THEREOF REFERENCE IS HERE MADE FOR ALL PURPOSES; THE WEST LINE OF SAID 129.81 ACRE TRACT TO BE DRAWN PARALLEL WITH THE WEST LINE OF SAID A. C. H. & B SURVEY, SECTION 1, & SUCH A DIST. FROM THE EAST COR. OF SAID 199.39 ACRE TRACT SO AS TO CONTAIN EXACTLY 129.81 ACRES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	2		A.C.H & B	BRAZORIA	TX

TRACT A: TRACTS NOS. 2, 3, 5, 8, 15, 17, 19, 20, 21, 23 & 24, OUT OF THE SUBDIVISION OF HIGHWAY ACRES, ACCORDING TO MAP DULY RECORDED IN THE MAP OR PLAT RECORDS OF BRAZORIA COUNTY, TEXAS, SAID HIGHWAY ACRES SUBDIVISION BEING LOCATED IN THE SOUTHWEST QUARTER OF SECTION 2, A. C. H. & B. SURVEY, BRAZORIA COUNTY, TEXAS, CONTAINING 56.76 ACRES, MORE OR LESS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	2		A.C.H & B	BRAZORIA	TX

TRACT B: TRACTS NOS. 7, 25 & 29 OUT OF THE SUBDIVISION OF HIGHWAY ACRES, ACCORDING TO MAP DULY RECORDED IN THE MAP OR PLAT RECORDS OF BRAZORIA COUNTY, TEXAS, SAID HIGHWAY ACRES SUBDIVISION BEING LOCATED IN THE SOUTHWEST QUARTER OF SECTION 2, A.C. H. & B SURVEY, BRAZORIA COUNTY, TEXAS, CONTAINING FIFTEEN (15) ACRES, MORE OR LESS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	2		A.C.H & B	BRAZORIA	TX	TRACT NO. 1 OUT OF SUBDIVISION OF HIGHWAY ACRES, LOCATED IN SW/4 OF SEC. 2, A.C.H.&B. SURVEY, BRAZORIA COUNTY, TEXAS, CONTAINING 5 ACRES, MORE OR LESS
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	36		H.T. & B. RR	BRAZORIA	TX	EIGHTY (80) ACRES OF LAND, BEING THE WEST ONE-HALF (1/2) OF THE SOUTHWEST ONE-QUARTER (1/4) OF SECTION NO. 36, H.T.& B RR. SURVEY, ABSTRACT NO. 461
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709			CHARLES BREEN LEAGUE	BRAZORIA	TX

ALL OF THE SOUTHWEST ONE-HALF (1/2) OF TRACT NO. 2 & ALL OF THE SOUTHWEST ONE-HALF (1/2) OF TRACT NO. 3 OF THE MCDONALD SUBDIVISION OF THE CHARLES BREEN LEAGUE, BRAZORIA COUNTY, TEXAS, PER PLAT ATTACHED TO DEED FROM J. E. STEVENSON TO BERNARD RIVER LAND DEVELOPMENT COMPANY DATED OCTOBER 7, 1910, RECORDED IN VOL. 101, PAGES 251-59, DEED RECORDS OF BRAZORIA COUNTY,TEXAS, CONTAINING 101.085 ACRES MORE OR LESS, & BEING THE SAME LAND CONVEYED TO FLETCHER W. DAILEY BY DEED DATED MARCH 10, 1930, RECORDED IN VOL. 222, PAGE 49, DEED RECORDS OF BRAZORIA COUNTY, TEXAS; IT BEING THE INTENTION OF GRANTOR TO INCLUDE WITHIN THE TERMS OF THIS CONVEYANCE ANY & ALL OTHER LAND OWNED OR CLAIMED BY FLETCHER W. DAILEY & WIFE, SUSIE RHEA DAILEY, IN SAID CHARLES BREEN LEAGUE.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709			CHARLES BREEN LEAGUE	BRAZORIA	TX

ALL THAT CERTAIN TRACT, LOT OR PARCEL OF LAND LYING IN THE COUNTY OF BRAZORIA, STATE OF TEXAS, BEING ALL OF LOT ONE OF THE CHARLES BREEN LEAGUE AS SURVEYED BY J. C. TOMAN, CIVIL ENGINEER, AS SHOWN BY THE DEED OF RECORDS OF BRAZORIA COUNTY & BEING FURTHER DESCRIBED AS FOLLOWS:  ALL OF LOT ONE (1) WITH THE EXCEPTION OF 40 ACRES IN THE SOUTHWEST COR. OF SAID LOT WHICH THE INDUSTRIAL LAND COMPANY HAS PREVIOUSLY CONVEYED TO OTHER PARTIES.  THIS CONTRACT IS MADE SUBJECT TO A FORTY FT. PUBLIC HIGHWAY WHICH PASSES THROUGH & THE PROPERTY HEREIN CONVEYED & WHICH WILL BE CONTINUATION OF HACKBERRY STREET, SAID STREET FORMING THE EAST BOUNDARY OF THE SWEENY TOWNSITE & THE EAST BOUNDARY THE FORTY (40) ACRES IN LOT ONE PREVIOUSLY CONVEYED; PROVIDED; THIS INTEREST SHALL EXTEND SO LONG AS OIL, GAS OR OTHER MINERAL IS PRODUCED FROM SAID LAND IN PAYING QUANTITIES

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	A-46		CHARLES BREEN LEAGUE	BRAZORIA	TX

TWENTY (20) ACRES OF LAND, MORE OR LESS, BEING LOT NO. 6 OUT OF THE R. D. MACDONALD SUBDIVISION OF TRACTS 15, 16 & 17 IN THE CHARLES BREEN SURVEY, ABSTRACT NO. 46, BRAZORIA COUNTY, TEXAS, & BEING THE SAME LAND DEEDED TO F. L. FISHER AUGUST 20, 1919, RECORDED IN VOL. 156, PAGE 591, IN THE RECORDS OF BRAZORIA COUNTY, TEXAS, TO WHICH REFERENCE IS HERE MADE FOR FURTHER INFORMATION & DESCRIPTION.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 19, 20, 24, 25		CHARLES BREEN LEAGUE	BRAZORIA	TX

50 ACRES OF LAND IN THE CHARLES BREEN LEAGUE, BRAZORIA COUNTY, TEXAS, SAID 50 ACRES OF LAND BEING A PORTION OF LOTS NOS. 19, 20, 24 & 25 OF AN OLD SUBDIVISION OF THE CHARLES BREEN LEAGUE MADE FOR THE INDUSTRIAL LAND COMPANY & IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:  BEG. AT A STAKE SET FOR THE W. COR. OF A 120 ACRE TRACT, IN THE CENTER OF A NEW ROAD ROW, SAID STAKE BEING AT THE N. COR. OF THIS TRACT;  THENCE S. 55 DEG. 54' W. ALONG THE CENTER OF THE SAID NEW ROAD ROW, 1088 FT. TO A STAKE SET FOR THE W. COR. OF THIS TRACT; THENCE S.TH 44 DEG. 45' E. ALONG AN OPEN LINE AT 1059 FT. PASS A STAKE SET IN AN OLD ROAD, 1649 FT. TO A TAKE SET IN THE N EDGE OF THE ST. L. B. & M. RY. ROW, FROM THE SW COR. OF THIS TRACT; THENCE N. 87 DEG. 8' E. ALONG THE SAID EDGE OF RR ROW 1436.2 FT. TO A STAKE SET FOR THE E. COR. OF THIS TRACT & THE SW COR. OF A 120 ACRE TRACT; THENCE N. 44 DEG. 45' W. ALONG THE DIVISION LINE BETWEEN THIS TRACT & SAID 120 ACRE TRACT, AT 1812.1 FT. PASS A STAKE SET IN THE OLD ROAD, 2410.3 FT. TO A STAKE SET FOR THE N. COR. OF THIS TRACT, SAME BEING THE W. COR. OF THE 120 ACRE TRACT & IS THE POB, CONTAINING 50 ACRES OF LAND.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	13, 14	A	IMLA KEEP	BRAZORIA	TX

LOT THIRTEEN (13), & FIFTEEN (15) ACRES OFF THE NORTHWEST END OF LOT FOURTEEN (14) OF BLOCK "A" OF THE MAGILL SUBDIVISION OF THE EAST OR UPPER QUARTER OF THE IMLA KEEP SURVEY AS SHOWN BY PLAT OF SAID SUBDIVISION RECORDED IN BOOK 2 AT PAGE 94 OF THE PLAT RECORDS OF BRAZORIA COUNTY, TEXAS

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 20 & 21		CHARLES BREEN LEAGUE	BRAZORIA	TX

100.00 ACRES OF LAND IN THE CHAS. BREEN LEAGUE, BRAZORIA COUNTY, TEXAS, BEING A PORTION OF LOTS #20 & #21 OF MCDONALD' SUBDIVISION OF THE SAID CHAS. BREEN LEAGUE, & IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:  BEG. AT A LIVE OAK STAKE SET IN THE CENTER OF  THE PUBLIC ROAD FOR THE E. COR. OF THIS TRACT, THE SAID STAKE BEING AN INTERIOR COR. OF THE ORIGINAL LOT #20 OF THE ABOVE MENTIONED SUBDIVISION & IN SOUTH 45 1/2 DEG. W 160 FT. FROM THE N. COR. OF A 120.0 ACRE TRACT; THENCE SOUTH 45 L/2 DEG. W., ALONG THE CENTER OF SAID PUBLIC ROAD, 1195. FT. TO A STAKE SET AT THE INTERSECTION THE CENTERS OF THE OLD & NEW ROAD; THENCE S. 55 DEG. 45 MIN. W. ALONG THE CENTER LINE OF THE NEW ROAD, 197.3 FT. TO A STAKE SET FOR THE S. COR. OF THIS TRACT IN THE NW LINE OF THE SAID 120.00 ACRE TRACT; THENCE N. 44-3/4 DEG. W. ALONG AN OPENED LINE THROUGH THE WOODS, 3098.5 FT. TO A STAKE SET FOR THE W. COR. OF THIS TRACT IN THE NW LINE OF LOT 21 OF THE ABOVE MENTION SUBDIVISION; THENCE N. 44 DEG. 30 MIN. EAST ALONG THE NW LINE OF THE SAID LOT #21, 1388.3 FT. TO A 3/4 INCH GALV. IRON PIPE SET IN FENCE LINE FOR THE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 20 & 21		CHARLES BREEN LEAGUE	BRAZORIA	TX

CONTINUED FROM ABOVE ENTRY:  N. COR. OF THIS TRACT, SAME BEING ALSO THE N. COR. OF THE ABOVE MENTIONED LOT #21; THENCE S. 44-3/4 DEG. E. ALONG THE SAID FENCE LINE, AT 1195 FT. PASS A 1/2 INCH IRON PIPE SET FOR THE DIVISION COR. BETWEEN LOTS #16 & #15, 1841.5 FT. PASS A 3/4 INCH IRON PIPE SET FOR THE DIVISION COR. BETWEEN LOTS #21 & #20, AT 3119.8 FT. PASS A SOUTH FENCE COR. 3152.5 FT. TO THE POB CONTAINING 100 ACRES OFLAND, & BEING THE SAME LAND DESCRIBED IN THAT CERTAIN WARRANTY DEED FROM BENARD RIVER LAND DEVELOPMENT COMPANY TO DAVID KAUFMAN DATED AUGUST 1, 1918, & RECORDED IN VOLUME 148, PAGE 376, OF THE DEED RECORDS OF BRAZORIA COUNTY, TEXAS, TO WHICH RECORDING REFERENCE IS HERE MADE FOR ALL PURPOSES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 17 & 18		IMLA KEEP	BRAZORIA	TX

BEING ALL OF LOT NO. SEVENTEEN (17) OF THE MAGILL SUBDIVISION OF THE EAST END OF THE UPPER QUARTER OF THE IMLA KEEP SURVEY IN BRAZORIA COUNTY, TEXAS, AS SHOWN BY THE PLAT OF SAID SUBDIVISION RECORDED IN BOOK TWO (2), PAGE NINETY-FOUR (94) OF THE PLAT RECORDS OF BRAZORIA COUNTY, TEXAS, & LOT NO. EIGHTEEN (18) OF THE MAGILL SUBDIVISION OF THE EAST & END OF THE UPPER QUARTER OF THE IMLA KEEP SURVEY IN BRAZORIA COUNTY, TEXAS, AS SHOWN BY THE PLAT OF SAID SUBDIVISION DULY RECORDED IN BOOK TWO (2), PAGE NINETY-FOUR (94) OF THE PLAT RECORDS OF BRAZORIA COUNTY, TEXAS, EACH OF THE ABOVE DESCRIBED LOTS CONTAINING TWENTY-FIVE (25) ACRES OF LAND, MORE OR LESS, MAKING AN AGGREGATE OF FIFTY (50) ACRES, MORE OR LESS, IN THE TWO LOTS ABOVE DESCRIBED.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 7, 8, 9, 10, 11, 12, & 13	15 & 16	CHARLES BREEN LEAGUE	BRAZORIA	TX

LOTS 7, 8, 9, 10, 11, 12 & 13 IN BLOCKS NOS. 15 & 16 OF MACDONALD SUBDIVISION OF THE CHARLES BREEN LEAGUE IN BRAZORIA COUNTY, TEXAS, PER PLAT RECORDED IN VOL. 2, PAGE 168, PLAT RECORDS OF BRAZORIA COUNTY, TEXAS; SAID LAND HEREIN DESCRIBED CONTAINING 109 1/2 ACRES OF LAND, MORE OR LESS. PROVIDED; IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8; THIS INTEREST SHALL INCLUDE 32 1/2% OF 3/128 OF SUCH ROYALTY RESERVED IN SUCH LEASE; SAID INTEREST SHALL EXTEND FOR SO LONG AS OIL, GAS OR OTHER MINERAL IS PRODUCED FROM SAID LAND IN PAYING QUANTITIES.  aN UNDIVIDED 1/2,048 RI IN THE LAND LAST ABOVE DESCRIBED; PROVIDED IN ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OS 1/8; THIS INTEREST SHALL INCLUDE 1/256 OF SUCH ROYALTY RESERVED IN SUCH LEASE; SAID INTEREST SHALL EXTEND FOR SO LONG AS OIL, GAS OR OTHER MINERALS IS PRODUCED FROM SAID LAND IN PAYING QUANTITIES

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709			CHARLES BREEN LEAGUE	BRAZORIA	TX

249.65 ACRES SITUATED IN  CHAS. BREEN W OF THE SAN BERNARD RIVER IN BRAZORIA COUNTY, TEXAS, KNOWN AS THE FRANKLIN SWEENY HOMESTEAD DESCRIBED AS FOLLOWS, TO-WIT:  BEG. AT 5 1/2 FT. LIVE OAK TREE AT THE NE COR. OF THE REES P. SWEENY 200 ACRE TRACT, THENCE S. 11 DEG. 28' W. ALONG THE E.L.  & THE W.L. OF THE OLD MCGREW PLACE 450 VRS. TO A POST AT THE COR. OF A FENCE AT THE  SE COR. OF SAID SWEENY TRACT, THENCE W. ALONG AN OLD FENCE ROW THE S.L. OF SWEENY TRACT 935 VRS. TO A MULBERRY STAKE FOR COR., THENCE S. 45 DEG. W. ALONG ONE OF THE S.L. OF SWEENY TRACT 275 VRS. TO A POST AT THE COR. OF PASTURE, THENCE S. 46 DEG. 50' W. ALONG ANOTHER S.L. OF  SWEENY PLACE 336 VRS. TO A CEDAR STAKE AT THE SE COR. OF THE 25 ACRE TRACT OWNED BY SAM LAZARUS, TSTEE, FROM WHICH A 10" ELM MARKED X BEARS N. 47 DEG. E. 3 VRS. & 10" LIVE OAK MARKED X BEARS N. 57 DEG. E. 4 VRS., THENCE N. 68 DEG. 45' W. ALONG A LINE OF SAID LAZARUS TRACT 874 VRS. TO A STAKE AT THE S. COR. OF THE WASHINGTON CHAPEL CHURCH LOT, THENCE N. 45 DEG. E. ALONG LINE OF SAID LOT 75 VRS. TO THE E. COR. OF  LOT, THENCE N. 45 DEG. W. ALONG THE LINE OF SAID LOT 75 VRS., TO THE N. COR. OF SAID LOT ON THE N.L. OF SAID REES P. SWEENY PLACE,

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709			CHARLES BREEN LEAGUE	BRAZORIA	TX

CONTINUED FRIM ABOVE ENTRY: THENCE N. 45 DEG. E. ALONG THE N.L. OF SWEENY PLACE WHICH IS THE CL OF CHARLES BREEN LEAGUE, AT 275 VRS. PASS INTO FIELD 3 VRS. NW OF THE COR. OF ABOVE PASTURE AT 1007 VRS. TO AN OLD CEDAR STAKE THE MOST NORTHERLY COR. OF THE REES P. SWEENY PLACE IN THE CL OF BREEN LEAGUE, THENCE S. 82 1/4 DEG. E. ALONG OLD FENCE ROW 1634 VRS. TO THE POB,  PROVIDED WITH RESPECT TO SULPHUR, INTEREST SHALL BE A RI EQUAL TO $.01562500 PER TON OF 2,240 LBS. FOR EACH & EVERY TON PRODUCED & MARKETED;  INTEREST SHALL EXTEND FOR SO LONG AS OIL, GAS, SULPHUR OR OTHER MINERALS IS PRODUCED FROM LAND.  A 1/3840 RI IN THE LAND DESCRIBED ABOVE & AN UNDIVIDED 1/256 RI IN THE LAND LAST DESCRIBED; PROVIDED, WITH RESPECT TO SULPHUR, SAID INTEREST IS A RI OF $.015625 PER TON OF 2,240 LBS.  FOR EACH TON PRODUCED & MARKETED; SAID INTEREST EXTENDS FOR SO LONG AS OIL, GAS, SULPHUR OR OTHER MINERALS ARE PRODUCED FROM SAID LAND.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	A-36		BATTLE, BERRY & WILLIAMS LEAGUE GRANT	BRAZORIA	TX

37 1/2 ACRES BEING AN UNDIVIDED 1/2  OF A 75 ACRE TRACT OF LAND OUT OF THE BATTLE, BERRY & WILLIAMS LEAGUE GRANT, ABSTRACT NUMBER 36, SITUATED ON THE WATERS OF LINNVILLE BAYOU, SAID 75 ACRES BEING DESCRIBED AS FOLLOWS:  BEGINNING AT AN IRON PIPE ON THE N.E. B.L. OF SAID LEAGUE, 578.9 FT. W. 45 E. OF COR. OF UPPER 1/3 & N COR. OF THE MIDDLE 1/3 OF SAID LEAGUE, & IS THE E COR. OF THE T. L. SMITH 26.66 ACRE TR. & N COR. OF THIS TR.; THENCE S. 45 W. ALONG DIVISION LINE BETWEEN SMITH & THIS TRACT 2006 FT., IRON PIPE FOR W COR. OF THIS TRACT & S COR. OF SMITH TR. IN THE E.L. OF MARSHALL 50 ACRE TRACT; THENCE S. 44 DEG. 38 MIN. E. ALONG LINE & FENCE AT 925 FT. CENTER OF LINNVILLE BAYOU AT 1662.7 FT., IRON PIPE FOR S.E. COR. OF THIS TRACT; THENCE N. 45 E. 2015.9 FT., IRON PIPE IN DIVISION LINE BETWEEN BATTLE, BERRY & WILLIAMS & POLLY & CHANCE LEAGUES, SAME BEING THE E. COR. OF THIS TRACT; THENCE N. 45 W. ALONG SAID DIVISION LINE AT 320 FT., CENTER OF LINNVILLE BAYOU AT 1622.7 FT. TO THE BEG. & BEING THE SAME LAND (75) ACRES DESCRIBED IN DEED FROM P.J. REEVES, ET UX, MAGGIE LENA REEVES TO B. J. RICHARDSON, DTD 8/30/1921, RECORDED IN VOL. 64, PG 341, DEED RECORDS OF MATAGORDA COUNTY, TX.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOT 10, A-679	7	M.B. NUCKOLS LEAGUE	BRAZORIA	TX

LOT 10, BLOCK 7, IN 3RD SUBDIVISION OF THE M. B. NUCKOLS LEAGUE, ABSTRACT NUMBER 679, IN BRAZORIA COUNTY, TEXAS, ACCORDING TO THE PLAT OR MAP OF SAID SUBDIVISION DULY RECORDED IN VOL. 2, PAGE 77, PLAT RECORDS OF BRAZORIA COUNTY, TEXAS, & CONTAINING TEN (10) ACRES, MORE OR LESS.PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALITY IN EXCESS OF 1/8 , THIS INTEREST SHALL INCLUDE 1/8 OF SUCH ROYALTY UNDER SUCH LEASE.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 11, 12, 13; A-679	7	M.B. NUCKOLS LEAGUE	BRAZORIA	TX

THE NORTH TEN (10) ACRES OF LOTS 11, 12 & 13, BLOCK 7, IN THE THIRD SUBDIVISION OF THE M.B. NUCKOLS LEAGUE, ABSTRACT NO. 679, IN BRAZORIA COUNTY, TEXAS, ACCORDING TO THE PLAT OR MAP OF SAID SUBDIVISION DULY RECORDED IN VEL. 2, PAGE 77, PLAT RECORDS OF BRAZORIA COUNTY, TEXAS, SAID NORTH 10 ACRES BEING IN THE FORM OF A RECTANGLE OFF THE NORTH SIDE OF SAID LOTS & RUNNING THE ENTIRE WIDTH OF SAID LOTS; PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 1/12 OF SUCH ROYALTY UNDER SUCH LEASE.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 11, 12, 13; A-679	7	M.B. NUCKOLS LEAGUE	BRAZORIA	TX

THE SOUTH TWENTY (20) ACRES OF LOTS 11, 12 & 13, BLOCK 7, IN THE 3RD SUBDIVISION OF THE M.B. NUCKOLS LEAGUE, ABSTRACT NO.679, IN THE THIRD SUBDIVISION OF THE M.B. NUCKOLS LEAGUE, ABSTRACT NO. 679, IN BRAZORIA COUNTY, TEXAS, ACCORDING TO THE PLAT OR MAP OF SAID SUBDIVISION DULY RECORDED IN VEL. 2, PAGE 77, PLAT RECORDS OF BRAZORIA COUNTY, TEXAS WHICH SAID LOTS CONTAIN THIRTY (30) ACRES, MOL, & WHICH SAID SOUTH 20 ACRES IS IN THE FORM OF A RECTANGLE OFF THE SOUTH SIDE OF SAID LOTS & RUNNING THE ENTIRE WIDTH OF SAID LOTS; PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 1/48 OF SUCH ROYALTY UNDER SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 11, 12, 13; A-679	7	M.B. NUCKOLS LEAGUE	BRAZORIA	TX

LOTS 11, 12 & 13, BLOCK 7, IN THE 3RD SUBDIVISION OF THE M.B. NUCKOLS LEAGUE, ABSTRACT NO.679, IN THE THIRD SUBDIVISION OF THE M.B. NUCKOLS LEAGUE, ABSTRACT NO. 679, IN BRAZORIA COUNTY, TEXAS, ACCORDING TO THE PLAT OR MAP OF SAID SUBDIVISION DULY RECORDED IN VEL. 2, PAGE 77, PLAT RECORDS OF BRAZORIA COUNTY, TEXAS WHICH SAID LOTS CONTAIN THIRTY (30) ACRES, MOL,  PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/24, THIS INTEREST SHALL INCLUDE 1/48 OF SUCH ROYALTY UNDER SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 7, 8, 9, 10; A-679		M.B. NUCKOLS LEAGUE	BRAZORIA	TX

LOTS 7, 8, 9 & 10, BLOCK 8, IN THIRD SUBDIVISION OF THE M. B. NUCKOLS LEAGUE, ABSTRACT NUMBER 679, IN BRAZORIA COUNTY, TEXAS, ACCORDING TO THE PLAT OR MAP OF SAID SUBDIVISION DULY RECORDED IN VOL. 2, PAGE 77, PLAT RECORDS OF BRAZORIA COUNTY, TEXAS, & CONTAINING FORTY (40) ACRES, MORE OR LESS. PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 1/16 OF SUCH ROYALTY UNDER SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 19 & 20		CHARLES BREEN LEAGUE	BRAZORIA	TX

120.00 ACRES  IN THE CHARLES BREEN LEAGUE, BRAZORIA COUNTY, TEXAS, A PORTION OF LOTS #19 & #20, OF THE ARCH MACDONALD SUBDIVISION OF THE CHAS. BREEN LEAGUE, & NOW OWNED BY LOUIS AUGSPURGER & KATE AUGSPURGER, DESCRIBED AS FOLLOWS:  BEG. AT A STATE SET FOR THE MOST EASTERLY N COR. OF SAID LOT #20 & SAID COR. BEING ALSO THE W COR. OF A NEGRO CHURCH LOT & IS IN THE CENTER OF THE HASIMA SWEENY COUNTY ROAD; THENCE S. 45 E. ALONG THE NE BOUNDARY LINES OF LOTS #20 & #19 OF THE SAID SUBDIVISION OF THE CHAS BREEN LEAGUE, 2459.6 FT. TO AN IRON PIPE SET FOR THE E COR. OF THIS TRACT; THENCE S. 45.35 W AT 157.4 FT. PAST AN IRON PIPE SET FOR THE W COR. OF LOT #14, 1964.0 FT. TO A STAKE SET FOR A COR. OF THIS TRACT IN THE N EDGE OF ROW OF THE ST.L.B. & M. RY.; THENCE S. 87 08 W. ALONG THE SAID EDGE OF RR ROW, 221.7 FT. TO ANOTHER STAKE SET FOR A COR. OF THIS TRACT & THE E COR. OF A 50.0 ACRE TRACT; THENCE N. 44 45 W. ALONG THE DIVISION LINE BETWEEN THIS TRACT & A 50.0 ACRE TRACT, AT 1812.1 FT. PASS A STAKE SET IN THE OLD ROAD, 2410.3 FT. TO A STAKE SET FOR THE W COR. OF THIS TRACT & THE N COR. OF A 50.0 ACRE TRACT IN THE CENTER OF THE NEW ROAD ROW;

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 19 & 20		CHARLES BREEN LEAGUE	BRAZORIA	TX

CONTINUED FROM ABOVE ENTRY: THENCE N. 55 54 E. ALONG THE SAID NEW ROAD ROW, 780.0 FT. TO AN INTERIOR COR. OF THIS TRACT, A STAKE SET AT THE INTERSECTION WITH THE OLD ROAD; THENCE N. 4530 E. ALONG THE CENTER OF OPEN ROAD 1355.0 FT. TO THE POB, CONTAINING 120.0 ACRES MOL

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709			CHARLES BREEN LEAGUE	BRAZORIA	TX

20 ACRES, MOL, DESCRIBED IN OIL & GAS LEASE FROM WILL HALL CHENAULT & WIFE LILLIAN CHENAULT TO J. A. HAFNER, JR., TSTEE, DATED DECEMBER 26, 1933, RECORDED IN VOL. 250, PAGE 18; (2) SEVEN (7) ACRES, MOL, DESCRIBED IN OGL FROM W. H. (WILL HALL) CHENAULT & WIFE TO S. P. GILLEY, DATED MAY 17, 1934, RECORDED IN VOL 249, PAGE 611; 3 ACRES, MOL, DESCRIBED IN OGL FROM W. H. (WILL HALL) CHENAULT & WIFE TO R. J. ST. GERMAIN, DATED JUNE 7, 1934, RECORDED IN VOL. 252, PAGE 562; ALL IN THE CHARLES BREEN LEAGUE, & ALL OF SAID REFERENCES BEING TO THE DEED RECORDS OF BRAZORIA COUNTY, TEXAS, & WHICH THREE TRACTS, TOGETHER WITH THE ROADS FRONTING ON SAME, TOTAL AN ACREAGE OF 31.2 ACRES,  PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A RI IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 1.316/31.2 OF SUCH RI RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 6, 7, 12		CHARLES BREEN LEAGUE	BRAZORIA	TX

TRACT IN THE CHARLES BREEN LEAGUE & PART OF LOTS 6, 7 & 12 OF THE SUBD. OF THE NE2 OF THE CHARLES BREEN LEAGUE, AS PER PLAT RECORD AS MADE BY J.C. TOLMAN, RECORDED IN VOL. 101, PAGE 251-259, DEED RECORDS , DESCRIBED BY M&B, TO-WIT; BEG. AT AN IRON PIPE AT THE N CORN. OF LOT 6, W COR. OF LOT 3, & S CORN. OF LOT 4 OF THE SUBDIV. OF THE N 1/2 OF THE CHARLES BREEN LEAGUE, & BEING ALSO THE E COR. OF THE WILLIAM CAMPBELL TRACT; THENCE S. 45 DEG. 29' W. ALONG THE N OR NW LINE OF LOT 6 A DIST. OF 1,631.8 FT. TO AN IRON PIPE AT ONE OF THE N COR. S OF THE MILLIE SHORT TR.; THENCE S. 21 DEG. 44' E. ALONG THE E OR NE LINE OF THE MOLLIE SHORT, W.C. HAMMOND, & SUSIE COPELAND TRA.'S A DIST. OF 1,192.64 FT. TO THE E. COR. OF SAID TR. & 20-ACRE TR.; THENCE N. 48 DEG. 49' E. A DIST. OF 184.5 FT. TO ONE OF THE N. COR. S OF THE WILLHALL CHENAULT 31.2 ACRE TR.; THENCE S. 78 DEG. E. ALONG ONE OF THE NE LINES OF THE WILL HALL CHENAULT 31.2 ACRE TR. A DIS.  OF 453.3FT. TO THE MOST EASTERLY NE COR. OF THE WILL HALL CHENAULT 31.2 ACRE TR.; THENCE S. 11 DEG. 11 ' W. A DIST. OF 1,374 FT. TO A POINT IN THE CENTER OF THE SWEENY-BAY CITY ROAD; THENCE S. 82 DEG. 14' E. A DIST. OF 556.8 FT. TO A POINT IN THE C.L. OF SAID ROAD

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 6, 7, 12		CHARLES BREEN LEAGUE	BRAZORIA	TX

 CONTINUED FROM ABOVE ENTRY: BEING THE SW COR. OF THE FRAZER, KNOWN AS THE GEORGE DUNCAN, JR. 1 ACRE TRACT; THENCE N. 11 DEG. 46 E. ALONG THE W.L. OF THE GEORGE DUNCAN, JR. ONE ACRE TRACT, A DIST. OF 350.87 FT.TO THE NW COR. OF THE GEORGE DUNCAN, JR. A ACRE TRACT; THENCE S. 82 DEG. 14' E. A DIST. OF 124 FT. TO THE W.L. OF GEORGE GRIMES, ET AL, 55 ACRE TRACT, ALSO CALLED 56.52 ACRE TRACT; THENCE N. 7 DEG. 7' E. ALONG THE W.L. OF THE GEORGE GRIMES TRACT, A DIST. OF 1467.86 FT.  TO AN IRON PIPE, BEING WHERE THE SE LINE OF LOT 6 & THE NW LINE OF LOT 7 INTERSECT THE W.L. OF THE GEORGE GRIMES TRACT,  SAID POINT BEING MARKED BY AN IRON PIPE WHICH IS 933.56 FT. S. 45 DEG. 28' W. FROM A CONCRETE MONUMENT AT THE E. COR. OF LOT 6, THE N COR. OF LOT 7, & THE W COR. OF LOT 2 & THE S COR. OF LOT 3; THENCE N 6 DEG. 59' E. ALONG THE W. LINE OF 7.96 ACRE TRACT OUT OF THE E COR. OF LOT 6, A DIST. OF 1,193.93 FT. TO AN IRON PIPE IN THE NE LINE OF LOT 6, SAME BEING 742.96 FT. N. 44 DEG. 30' W. FROM THE E. COR. OF LOT 6; THENCE N. 44 DEG. 30' W. ALONG THE NE LINE OF LOT 6 & THE SW LINE OF LOT 3 A DIST. OF 955.81 FT. TO THE POB, CONTAINING 84.09 ACRES

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 6, 7, 12		CHARLES BREEN LEAGUE	BRAZORIA	TX

CONTINUED FROM ABOVE ENTRY: OF LAND.  THE ABOVE DESCRIPTION DOES NOT INCLUDE 7.96 ACRES IN THE SE COR. OF LOT 6,  SAID 7.96 ACRES IS (OR WAS) IN CONTROVERSY BETWEEN BERNARD RIVER LAND DEV. CO. & THE CHENAULT HEIRS;  PROVIDED , IF ANY LEASE IN EXCESS OF 1/8, THIS ITNEREST SHALL INCLUDE 1/80 OF SUCH RI RESERVED IN SUCH LEASE.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	969	709	A-46		CHARLES BREEN LEAGUE	BRAZORIA, MATAGORDA	TX

FIFTY-FIVE ACRES OF LAND, MORE OR LESS, OUT OF THE CHARLES BREEN LEAGUE, ABST. NO. 46, MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON STATE ON THE LEFT SIDE OF THE SWEENY-BAY CITY ROAD (LEAVING SWEENY) WHICH MARKS THE SOUTHWEST CORNER OF THE JOE BATTAT TRACT, FROM WHICH A PECAN 10" IN DIAMETER BEARS SOUTH 22 EAST 6', 12" PECAN BEARS N. 71 DEG. E. 104'; THENCE N. 82 DEG. 50 M IN. W. 702.5 FT. TO IRON STAKE FOR S.W. CORNER; THENCE N. 6 DEG. 25 MIN. E. 1837 FT. TO IRON STAKE FOR CORNER; THENCE N. 45 DEG. E 934 FEET TO LIVE OAK TREE 12" IN DIAMETER FOR CORNER; THENCE S. 45 DEG. E. 731.6 FT. TO IRON STAKE FOR CORNER; THENCE S. 9 DEG. 30 MIN. W. 1655 FT. TO LIVE OAK POST FOR CORNER AT END OF LAND; THENCE S. 45 DEG. W. 614 FT. TO THE PLACE OF BEGINNING. A 1/3840 RI IN THE LAND LAST DESCRIBED ABOVE; PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS  OF 1/8, THIS INTEREST SHALL INCLUDE  1/480 OF SUCH ROYALTY RESERVED IN SUCH LEASE; SAID INTEREST SHALL EXTEND FOR SO LONG AS OIL, GAS OR OTHER MINERALS ARE PRODUCED FROM SAID LANDS IN PAYING QUANTITIES

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOT 19	B	IMLA KEEP	BRAZORIA	TX

2.41 ACRES OF LAND, MORE OR LESS, IN LOT 19, BLOCK "B" OF THE INDUSTRIAL LAND COMPANY SUBDIVISION OF THE IMLA KEEP LEAGUE, ACCORDING TO THE PLAT RECORDED IN VOLUME 145, PAGE 460, OF THE DEED RECORDS OF BRAZORIA COUNTY, TEXAS, BEING THE SAME LAND SET ASIDE TO MARGARET HANKINS MCKINNON, ET AL, IN THAT PARTITION DEED RECORDED IN VOLUME 237, PAGE 572, OF SAID RECORDS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOT 17	B	IMLA KEEP	BRAZORIA	TX

10.288 ACRES OF LAND BEING ALL OF LOT 17, BLOCK B OF ARCH MCDONALD''S SECOND SUBDIVISION OF THE IMLA KEEP LEAGUE, ABSTRACT 79, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUME 145, PAGE 460, OF THE DEED RECORDS OF SAID COUNTY.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	14, 15, 28	A & B	IMLA KEEP	BRAZORIA	TX

25.2 ACRES OF LAND, MORE OR LESS, BEING ALL OF TRACTS 15 & 28, BLOCK B, & THE SOUTHEAST 10 ACRES OF TRACT 14, BLOCK A, MAGILL SUBDIVISION IN THE IMLA KEEP LEAGUE, ABSTRACT NO. 79, ACCORDING TO THE PLAT OF SAID SUBDIVISION OF RECORD IN VOLUME 2, PAGE 94, OF THE PLAT RECORDS  OF BRAZORIA COUNTY, TEXAS, & BEING THE SAME LAND DESCRIBED IN DEED FROM THOMAS MURRAY TO E.F. MEADOR, DATED MARCH 22, 1927, OF RECORD IN VOL. 203, PAGE 30, DEED RECORDS OF BRAZORIA COUNTY, TEXAS, TO WHICH REFERENCE IS HEREBY MADE FOR ALL NECESSARY PURPOSES, & BEING ALSO DESCRIBED AS LOTS 15 & 28, BLOCK B, & THE SOUTHEAST 1- ACRES OF LOT 14, BLOCK A, HURD'S SUBDIVISION OF THE IMLA KEEP LEAGUE, PER PLAT RECORDED IN VOL. 145, PAGE 460-61, DEED RECORDS OF BRAZORIA COUNTY, TEXAS PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN IXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 1/16OF SUCH ROYALTY RESERVED IN SUCH LEASE; SAID INTEREST SHALL EXTEND FOR SO LONG AS OIL, GAS OR OTHER MINERALS IS PRODUCED FROM SAID LAND IN PAYING QUANTITIES

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709		19, 20, 21, 22	IMLA KEEP	BRAZORIA	TX

80 ACRES OF LAND IN THE INDUSTRIAL LAND COMPANY SUBDIVISION OF THE IMLA KEEP LEAGUE IN BRAZORIA COUNTY, TEXAS, SAID 80 ACRES CONSISTING OF BLOCKS 19, 20 & 21, & THE WEST 5 ACRES OF BLOCK 22, ALL IN THE INDUSTRIAL LAND COMPANY SUBDIVISION OF THE IMLA KEEP LEAGUE, BRAZORIA COUNTY, TEXAS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOT 8, A-79	A	IMLA KEEP	BRAZORIA	TX

LOT 8 OF THE INDUSTRIAL LAND COMPANY SUBDIVISION, BLOCK "A" OF THE IMLA KEEP LEAGUE, ABSTRACT 79, & BEING THE SAME LAND WHICH WAS ACQUIRED BY L.S. LOVE BY TWO DEPARATE DEEDS, ONE RECORDED IN VOL. 137, PAGE 172 & THE OTHER RECORDED IN VOL. 137, PAGES 581-2 DEED OF RECORDS OF BRAZORIA COUNTY, TEXAS CONTAINING 25 ACRES OF LAND MOL PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 8.33/50 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	LOTS 1, 4, 5, 6, 7		IMLA KEEP	BRAZORIA	TX

LOTS 1, 4, 5, 6, & 7 & THE NORTHWEST 12 ACRES OF LOT 2, SAID LOTS AS SHOWN BY MAP & PLAT OF THE SUBDIVISION OF THE EAST END OF THE UPPER ONE-FOURTH OF THE IMLA KEEP LEAGUE AS MADE BY J. A. DONALDSON IN NOVEMBER, 1909, & RECORDED IN PLATS & RECORDS OF BRAZORIA COUNTY, TEXAS, VOLUME 2, PAGE 94, TO WHICH REFERENCE IS HEREBY MADE FOR FURTHER DESCRIPTION, SAID LANDS CONTAINING 174.46 ACRES, MOL PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8; THIS INTEREST SHALL INCLUDE 1/128 OF SUCH ROYALTY RESERVED IN SUCH LEASE; AS INTEREST EXTENDS FOR SO LONG AS OIL, GAS OR OTHER MINERALS ARE PRODUCED FROM SAID LAND IN PAYING QUANTITIES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TSTEE	THE BUFFALO CO.	4/1/1967	969	709	32, 33, 36, 37	D	IMLA KEEP	BRAZORIA	TX

LOTS 32, 33, 36 & 37 OF BLOCK D OF THE SUBURBAN GARDENS SUBDIVISION OF MACDONALD'S SECOND SUBDIVISION OF A PART OF THE IMLA KEEP LEAGUE, ACCORDING TO THE MAP OR PLAT RECORDS OF BRAZORIA COUNTY, TEXAS, CONTAINING 40 ACRES OF LAND, MOL

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	285	684	50, A-649 & A-650		H. & T.C. RR	CHAMBERS	TX

ALL THAT CERTAIN TRACT OR PARCEL OF LAND LOCATED IN CHAMBERS COUNTY, TEXAS, AND BEING THE SOUTH ONE-HALF (S. 1/2) OF THE NORTH ONE-HALF (N. 1/2) OF SECTION FIFTY (50), HOUSTON AND TEXAS CENTRAL RAILROAD COMPANY SURVEY, IN SAID COUNTY.  THE TITLE AND INTEREST HEREBY CONVEYED BEING THE SAME CONVEYED BY, COVERED AND INCLUDED WITHIN THE TERMS OF MINERAL DEED DATED SEPTEMBER 13, 1943, EXECUTED BY FRED A. BOUVIER AND J. CARTER CAVITT TO E. R. BRANN, WHICH INSTRUMENT IS RECORDED IN VOL. 82, PAGE 478, OF THE DEED RECORDS OF CHAMBERS COUNTY, TEXAS, AND HERE REFERRED TO FOR ALL PERTINENT PURPOSES  SUBJECT TO 3/8 OF OUTSTANDING MINERAL AND ROYALTY CONVEYANCES AGGREGATING 1/2 MI AND 3/64 RI) AND OTHER MATTERS OF RECORD, INCUDING DEED COVERING ONE ACRE EXECUTED TO HUMBLE OIL & REFINING COMPANY.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	285	684	51, A-112		H. & T.C. RR	CHAMBERS	TX	THE NORTH ONE-HALF (N. 1/2) OF SECTION NO. 51, H. & T. C. R. R. COMPANY SURVEY, CERTIFICATE NO. 792, ABSTRACT NO. 112, CONTAINING 322 ACRES MORE OR LESS.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	285	684	48		H. & T.C. RR	CHAMBERS	TX

THE EAST ONE-HALF OF H & T C RY. CO. SURVEY NO. 48, CERTIFICATE NO. 790, AND BEING THE SAME LAND CONVEYED TO G. H. FAHRING BY S. R. WILCOX, ET AL BY DEED DATED MAY 25, 1909, RECORDED IN BOOK "Y", PAGE 133, DEED RECORDS OF CHAMBERS COUNTY, TEXAS, TO WHICH DEED AND RECORD THEREOF REFERENCE IS HERE MADE.

THE PEOPLE OF THE STATE OF NEW YORK, ACTING BY AND THROUGH THE STATE UNIVERSITY OF NEW YORK, AND STATE UNIVERSITY OF NEW YOUR (SUCCESSOR BY MERGER TO THE FORMER UNIVERSITY OF BUFFALO)	THE BUFFALO CO.	4/1/1967	285	658	43	1	H. & T.C. RR	CHAMBERS	TX

BEING ALL OF THE SOUTH ONE-HALF OF H. & T. C. RR., CO. SURVEY #43, CERTIFICATE 788, PATENT 337, VOL. 94, DATED FEBRUARY 17, A. D. 1886, AND KNOWN AS ABSTRACT 116 LOCATED ABOUT SIX MILES NORTHEAST OF ANAHUAC, TEXAS, AND DESCRIBED AS FOLLOWS:  BEGINNING AT AN IRON PIPE AT THE SOUTHWEST CORNER OF THE SURVEY IN THE EAST BOUNDARY LINE OF THE JAMES MCGAHEY LEAGUE; THENCE EAST WITH THE BOUNDARY LINE OF THIS SURVEY 5085 FEET TO ITS SOUTHEAST CORNER IN THE WEST BOUNDARY LINE OF H. & T. C. RR. CO. SURVEY, SECTION 44; THENCE NORTH WITH THE EAST BOUNDARY LINE 2756 FEET, IRON PIPE FOR CORNER, BEING THE NORTHEAST CORNER OF THE SOUTH HALF OF THIS SURVEY; THENCE WEST WITH THE LINE IN COMMON BETWEEN THE NORTH AND SOUTH HALF 5084 FEET TO THE WEST BOUNDARY LINE IN THE EAST BOUNDARY LINE OF THE JAMES MCGAHEY LEAGUE, IRON PIPE FOR CORNER; THENCE SOUTH WITH THE LINE IN COMMON 2756 FEET TO THE PLACE OF BEGINNING, CONTAINING 320 ACRES, MORE OR LESS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	490	442	A-369		CONRAD FURNASH	COOKE	TX

THE W 300 ACRES OF A TR. OF 973.7 ACRES OUT OF THE CONRAD FURNASH SURV., ABST. 369, SAID 973.7 ACRES DESCRIBED AS FOLLOWS:  BEG. AT THE SW CORNER OF SAID FURNASH SURVEY; THENCE E WITH  IT'S S B.L. 1270 VRS., A PILE OF STONE, THE SW CORNER OF A 200 ACRE TRACT OF LAND OUT OF SAID FURNASH SURVEY, NOW OWNED BY NEAL ATKINS; THENCE N WITH THE W.B.L. OF SAID 200 ACRE TRACT, 564 VRS., FROM A PILE OF STONE, THE NW CORNER OF SAID 200 ACRE TRACT; THENCE E WITH THE N.B.L. OF SAID 200 ACRE TRACT, 2000 VRS., A STAKE THE NE CORNER OF SAID 200 ACRE TRACT ON THE EB.L. OF SAID CONRAD FURNASH SURVEY; THENCE N WITH THE E.B.L. OF SAID SURVEY 1475 VRS., A STAKE THE SE CORNER OF A TRACT OF LAND OUT OF SAID SURVEY OWNED BY J. ANDERSON KING; THENCE WEST WITH KING'S S.B.L. AND FENCE 3230 VRS. TO THE W.B.L. OF SAID SURVEY; THENCE SOUTH 1 1/2 WEST WITH SAID LINE 2028 VRS., TO THE POB, AND BEING THE SAME LAND CONVEYED TO G. D. RAMSEY AND WIFE ELBRIDGE BALL AND WIFE BY DEED DTD 12/24/1929, AND RECORDED IN VOL. 190, PAGE 572 OF THE DEED RECORDS OF COOKE COUNTY, TEXAS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	490	442	A-369		CONRAD FURNASH	COOKE	TX

FIRST TRACT: 136 ACRES, MORE OR LESS, THE B. B. B. & C. R. R. CO. SURVEY, ABST. NO. 180.  BEGINNING AT THE SOUTHEAST CORNER OF THE SAID SURVEY; WHICH IS THE NW CORNER OF THE FANNIN COUNTY SCHOOL LAND SURVEY AND THE S. W. CORNER OF THE C. FURNASH SURVEY; THENCE NORTH 948 VRS. TO N. E. CORNER OF SAID B. B. B. & C. R. R. CO. SURVEY; THENCE WEST 820 VRS. TO N.W. CORNER OF SAID B. B. B. & C. R. R. CO. SURVEY; AND N. E. CORNER OF THE T. TOBY SURVEY; THENCE SOUTH 940 VRS. TO S. E. CORNER OF SAID T. TOBY SURVEY; THENCE EAST 820 VRS. TO THE BEGINNING.  SECOND TRACT: 160 ACRES, MORE OR LESS, OUT OF THE J. O. HENDERSON SURVEY, ABST. NO. 1261; BEGINNING AT THE NORTHWEST CORNER OF SAID J. O. HENDERSON SURVEY; THENCE SOUTH 842.08 VRS. TO N.W. CORNER OF THE TRACT OF 100 ACRES OFF THE SOUTH SIDE OF THE SAID SURVEY CONVEYED BY J. C. LYNCH AND WIFE, TO J. P. DAVENPORT BY DEED RECORDS IN BOOK 54, PAGE 265 OF THE COOKE COUNTY DEED RECORDS; THENCE EAST WITH THE NORTH LINE OF THE SAID 100 ACRES, 1040 VRS. TO ITS N.W. CORNER ON EAST LINE OF SAID SURVEY; THENCE NORTH 842.08 VRS. TO NORTHEAST CORNER OF THE SAID HENDERSON SURVEY; THENCE WEST 1040 VRS. TO THE BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	490	442	A-369		CONRAD FURNASH	COOKE	TX

THE E 200 ACRES OF THE WEST 300 ACRES OF A TR. OF 973.7 ACRES OUT OF THE CONRAD FURNASH SURVEY, ABST. NO. 369, SAID 973.7 ACRES BEING DESCRIBED AS FOLLOWS:  BEGINNING AT THE SW CORNER OF SAID FURNASH SURVEY; THENCE EAST WITH ITS S.B.L. 1270 VRS., A PILE OF STONE, THE SW CORNER OF A 200 ACRE TRACT OF LAND OUT OF SAID FURNASH SURVEY, NOW OWNED BY NEAL ATKINS, THENCE NORTH WITH THE W.B.L. OF SAID 200 ACRE TRACT 564 VRS. FROMA PILE OF STONE, THE NW CORNER OF SAID 200 ACRE TRACT; THENCE EAST WITH THE N.B.L. OF SAID 200 ACRE TRACT 2000VRS. A STAKE THE NE CORNER OF SAID 200 ACRE TRACT AND THE EB LINE OF SAID FURNASH SURVEY; THENCE NORTH WITH THE E.B.L. OF SAID SURVEY 1475 VRS., A STAKE THE SE CORNER OF A TRACT OF LAND OUR OF SAID SURVEY OWNED BY J. ANDERSON KING; THENCE WEST WITH KING'S S.B.L. AND FENCE 3230 VRS., A POST ON THE W.B.L. OF SAID SURVEY; THENCE SOUTH 1 1/2 WEST WITH SAID LINE 2028 VRS. TO THE POB AND BEING THE SAME LAND CONVEYED TO G. L. RAMSEY AND M. V. (VERLE) RAMSEY BY ELBRIDGE BALL BY DEED DTD 12/24/1929 AND RECORDED IN VOL. 190 PAGE572 OF THE COOKE COUNTY DEED RECORDS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	490	442	A-180		B.B.B. & C. RR CO.	COOKE	TX

FIRST TRACT: 136 ACRES, MORE OR LESS, THE B. B. B. & C. R. R. CO. SURVEY, ABST. NO. 180.  BEGINNING AT THE SOUTHEAST CORNER OF THE SAID SURVEY; WHICH IS THE NW CORNER OF THE FANNIN COUNTY SCHOOL LAND SURVEY AND THE S. W. CORNER OF THE C. FURNASH SURVEY; THENCE NORTH 948 VRS. TO N. E. CORNER OF SAID B. B. B. & C. R. R. CO. SURVEY; THENCE WEST 820 VRS. TO N.W. CORNER OF SAID B. B. B. & C. R. R. CO. SURVEY; AND N. E. CORNER OF THE T. TOBY SURVEY; THENCE SOUTH 940 VRS. TO S.E. CORNER OF SAID T. TOBY SURVEY; THENCE EAST 820 VRS. TO THE BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	490	442	A-180		B.B.B. & C. RR CO.	COOKE	TX

SECOND TRACT: 160 ACRES, MORE OR LESS, OUT OF THE J. O. HENDERSON SURVEY, ABST. NO. 1261; BEGINNING AT THE NORTHWEST CORNER OF SAID J. O. HENDERSON SURVEY; THENCE SOUTH 842.08 VRS. TO N.W. CORNER OF THE TRACT OF 100 ACRES OFF THE SOUTH SIDE OF THE SAID SURVEY CONVEYED BY J. C. LYNCH AND WIFE, TO J. P. DAVENPORT BY DEED RECORDS IN BOOK 54, PAGE 265 OF THE COOKE COUNTY DEED RECORDS; THENCE EAST WITH THE NORTH LINE OF THE SAID 100 ACRES, 1040 VRS. TO ITS N.E. CORNER ON EAST LINE OF SAID SURVEY; THENCE NORTH 842.08 VRS. TO NORTHEAST CORNER OF THE SAID HENDERSON SURVEY; THENCE WEST 1040 VRS. TO THE BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	490	442	A-1089		T.W. WARD & THOS. TOBY	COOKE	TX

A TRACT OF LAND OUT OF THE T. W. WARD SURVEY, ABSTRACT NO. 1089, AND THE THOS. TOBY SURVEY, ABSTRACT NO. 1054, AND DESCRIBED AS FOLLOWS: BEG. AT THE S. W. CORNER OF THE B. B. B. & C. R. R. COMPANY SURVEY, ABSTRACT NO. 180, AND THE S. E. CORNER OF THE THOS. TOBY SURVEY; THENCE WEST WITH THE SOUTH LINE OF THE SAID TOBY SURVEY 1366 VRS.; THENCE NORTH 17 EAST 370 VRS.; THENCE NORTH 70 WEST 105 VRS.; THENCE NORTH 5-1/2 EAST 297 VRS.; THENCE NORTH 552 VRS. A STAKE IN THE CENTER OF THE PUBLIC ROAD ON THE S.B. LINE OF THE 173 ACRE TRACT OF LAND CONVEYED BY JOHN D. BLACK AND WIFE, PEARL BLACK, TO MRS. J. M. PUTMAN,  DEED DATED MARCH 20, 1920, RECORDED IN VOL. 138, PAGE 141, DEED RECORDS OF COOKE COUNTY, TEXAS, TEXAS; THENCE EAST 2143 VRS. TO THE S.E. CORNER OF THE SAID MRS. J. M. PUTMAN 173 ACRE TRACT; THENCE SOUTH 309 VRS. TO THE N.E. CORNER OF THE SAID B.B.B. & C.R.R. COMPANY SURVEY, AND THE S.E. CORNER OF THE SAID T.W. WARD SURVEY; THENCE WEST 816 VRS. TO THE N.W. CORNER OF THE B.B.B. & C.R.R. COMPANY SURVEY; THENCE SOUTH WITH THE W. B. LINE OF THE B.B.B. & C.R.R. COMPANY SURVEY, 950 VRS. TO THE POB, CONTAINING 337.6 ACRES OF LAND, MOL

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	33	45	T. & P. RAILWAY CO	ECTOR	TX	ALL OF SECTION 33, BLOCK 45, TOWNSHIP 1-NORTH, T& PRY CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	33	45	T. & P. RAILWAY CO	ECTOR	TX	SECTION 34, BLOCK 45, TOWNSHIP 1-NORTH T & PRY CO., CONTAINING 655.30 ACRES.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-822 & A-688	45	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 2, BLOCK 44, 1-SOUTH, CERTIFICATE 4342, T & P RY. CO., CONTAINING 650-3/4 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-271	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 3, BLOCK 44, 1-SOUTH, CERTIFICATE 4343, T & P RY. CO., CONTAINING 640 ACRES
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-690	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 4, BLOCK 44, 1-SOUTH, CERTIFICATE 4343, T & P RY. CO., CONTAINING 657 ACRES
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-272	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 5 BLOCK 44, 1-SOUTH, CERTIFICATE 4344, T & P RY. CO., CONTAINING 640 ACRES
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-689	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 6 BLOCK 44, 1-SOUTH, CERTIFICATE 4344, T & P RY. CO., CONTAINING 657-1/2 ACRES
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-273	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 7 BLOCK 44, 1-SOUTH, CERTIFICATE 4345, T & P RY. CO., CONTAINING 640 ACRES
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-684	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 8 BLOCK 44, 1-SOUTH, CERTIFICATE 4345, T & P RY. CO., CONTAINING 648-1/2 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-274	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 9 BLOCK 44, 1-SOUTH, CERTIFICATE 4346, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-792	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 10 BLOCK 44, 1-SOUTH, CERTIFICATE 4346, T & P RY. CO., CONTAINING 657 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-275	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 11 BLOCK 44, 1-SOUTH, CERTIFICATE 4347, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-277	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 15 BLOCK 44, 1-SOUTH, CERTIFICATE 4349, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-687	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 16 BLOCK 44, 1-SOUTH, CERTIFICATE 4349, T & P RY. CO., CONTAINING 656.4 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-278	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 17 BLOCK 44, 1-SOUTH, CERTIFICATE 4350, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-685	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 18 BLOCK 44, 1-SOUTH, CERTIFICATE 4350, T & P RY. CO., CONTAINING 648-1/2 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-279	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 19 BLOCK 44, 1-SOUTH, CERTIFICATE 4351, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-686	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 20 BLOCK 44, 1-SOUTH, CERTIFICATE 4351 T & P RY. CO., CONTAINING 648 1/2 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-280	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 21 BLOCK 44, 1-SOUTH, CERTIFICATE 4352, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-683	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 22 BLOCK 44, 1-SOUTH, CERTIFICATE 4352, T & P RY. CO., CONTAINING 652-1/4 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-283	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 27 BLOCK 44, 1-SOUTH, CERTIFICATE 4355, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-824	28	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 28 BLOCK 44, 1-SOUTH, CERTIFICATE 4355, T & P RY. CO., CONTAINING 652-1/4 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-284	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 29 BLOCK 44, 1-SOUTH, CERTIFICATE 4356, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-793	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 30 BLOCK 44, 1-SOUTH, CERTIFICATE 4356, T & P RY. CO., CONTAINING 655 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-286	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 33 BLOCK 44, 1-SOUTH, CERTIFICATE 4358, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-699	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 34 BLOCK 44, 1-SOUTH, CERTIFICATE 4358, T & P RY. CO., CONTAINING 652-1/4 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-287	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 35 BLOCK 44, 1-SOUTH, CERTIFICATE 4359, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-696	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 38 BLOCK 44, 1-SOUTH, CERTIFICATE 4360, T & P RY. CO., CONTAINING 650-3/4 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-289	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 39 BLOCK 44, 1-SOUTH, CERTIFICATE 4361, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-834	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 40 BLOCK 44, 1-SOUTH, CERTIFICATE 4361, T & P RY. CO., CONTAINING 654-1/2 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-292	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 45 BLOCK 44, 1-SOUTH, CERTIFICATE 4364, T & P RY. CO., CONTAINING 640 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-698	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 46 BLOCK 44, 1-SOUTH, CERTIFICATE 4364, T & P RY. CO., CONTAINING 668-1/2 ACRES;
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	A-293	44	T. & P. RAILWAY CO	ECTOR	TX	SURVEY 47 BLOCK 44, 1-SOUTH, CERTIFICATE 4365, T & P RY. CO., CONTAINING 640 ACRES.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	6	A	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 6, BLOCK A, CERTIFICATE S.F. 8957 CONTAINING 644.5 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	7	A	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 7, BLOCK A, CERTIFICATE S.F. 8984 CONTAINING 643.5 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	8	A	PUBLIC SCHOOL LANDS	ECTOR	TX	NE OF SECTION 8, BLOCK A, CERTIFICATE S.F.. 8986 CONTAINING 163 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	8	A	PUBLIC SCHOOL LANDS	ECTOR	TX	S PART OF SECTION 8, BLOCK A, CERTIFICAT S.F. 8985 CONTAINING 241 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	8	A	PUBLIC SCHOOL LANDS	ECTOR	TX	NW OF SECTION 8, BLOCK A, CERTIFICATE I.H. BELLl PRE-EMPTION CONTAINING 160 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	8	A	PUBLIC SCHOOL LANDS	ECTOR	TX	N2 SE OF SECTION 8, BLOCK A, CERTIFICATE I.C.BELL PRE-EMPTION CONTAINING 80 ACRES
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	11	A	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 11, BLOCK A, CERTIFICATE S.F. 8867 CONTAINING 646 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	12	A	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 12, BLOCK A, CERTIFICATE S.F. 8859 CONTAINING 643.5 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	13	A	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 13, BLOCK A, CERTIFICATE S.F.8960 CONTAINING 644.5 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	19	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 19, BLOCK 44, CERTIFICATE 4327, TOWNSHIP 1N CONTAINING 640 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	20	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 20, BLOCK 44, CERTIFICATE 4327, TOWNSHIP 1N CONTAINING 654 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	21	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 21, BLOCK 44, CERTIFICATE 4328, TOWNSHIP 1N
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	27	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 27, BLOCK 44, CERTIFICATE 4331, TOWNSHIP 1N
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	28	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 28, BLOCK 44, CERTIFICATE 4331, TOWNSHIP 1N
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	29	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 29, BLOCK 44, CERTIFICATE 4332, TOWNSHIP 1N CONTAINING 650 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	30	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 30, BLOCK 44, CERTIFICATE 4333, TOWNSHIP 1N CONTAINING 654 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	31	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 31, BLOCK 44, CERTIFICATE 4333, TOWNSHIP 1N CONTAINING 640 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	32	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 32, BLOCK 44, CERTIFICATE 4333, TOWNSHIP 1N CONTAINING 654 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	33	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 33, BLOCK 44, CERTIFICATE 4334, TOWNSHIP 1N CONTAINING 654 ACRES MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	527	176	34	44	PUBLIC SCHOOL LANDS	ECTOR	TX	SECTION 34, BLOCK 44, CERTIFICATE 4334, TOWNSHIP 1N CONTAINING 654 ACRES MOL
THE PEOPLE OF THE STATE OF NEW YORK, ACTING BY AND THROUGH THE STATE UNIVERSITY OF NEW YORK, AND STATE UNIVERSITY OF NEW YOUR (SUCCESSOR BY MERGER TO THE FORMER UNIVERSITY OF BUFFALO)	THE BUFFALO CO.	4/1/1967	332	361	171	2	H. & T.C. RR	FISHER	TX

TRACT 1: BEING THE NORTHWEST ONE-FOURTH (NW/4) OF SECTION 171, BLOCK 2 H & T. C. RY CO. SURVEY AND CONTAINING 160 ACRES. THE DESCRIBED LANDS, BEING THE SAME LANDS CONVEYED TO E. T. RAMBY BY C. E. RAMBY ET UX BY DEED DATED APRIL 16, 1927 AND RECORDED IN VOL. 71, PAGE 597 IN THE DEED RECORDS OF FISHER COUNTY, TEXAS.

THE PEOPLE OF THE STATE OF NEW YORK, ACTING BY AND THROUGH THE STATE UNIVERSITY OF NEW YORK, AND STATE UNIVERSITY OF NEW YOUR (SUCCESSOR BY MERGER TO THE FORMER UNIVERSITY OF BUFFALO)	THE BUFFALO CO.	4/1/1967	332	361	170	2	H. & T.C. RR	FISHER	TX

 TRACT 2:  BEING 39 1/2 ACRES OF LAND OUT OF SECTION 170 DESCRIBED AS FOLLOWS:  BEGINNING AT THE N. E. CORNER OF SECTION 170, BLOCK 2,  H. & T. C. RY. CO. SURVEY; THENCE WEST WITH THE NORTH BOUNDARY LINE OF SAID SECTION 170, 233.7 VARAS; THENCE SOUTH PARALLEL WITH THE EAST BOUNDARY LINE OF SAID SECTION 170, 948.5 VARAS TO THE DIVIDING LINE BETWEEN THE NORTH AND SOUTH HALF OF SECTION 170; THENCE EAST PARALLEL WITH THE SOUTH BOUNDARY LINE OF SAID SECTION 170, 237 VARAS TO A STAKE IN THE EAST BOUNDARY LINE OF SECTION 170, 948.5 VARAS TO THE PLACE OF BEGINNING.  THE DESCRIBED LANDS, BEING THE SAME LANDS CONVEYED TO E. T. RAMBY BY C. E. RAMBY ET UX BY DEED DATED APRIL 16, 1927 AND RECORDED IN VOL. 71, PAGE 597 IN THE DEED RECORDS OF FISHER COUNTY, TEXAS.

THE PEOPLE OF THE STATE OF NEW YORK, ACTING BY AND THROUGH THE STATE UNIVERSITY OF NEW YORK, AND STATE UNIVERSITY OF NEW YOUR (SUCCESSOR BY MERGER TO THE FORMER UNIVERSITY OF BUFFALO)	THE BUFFALO CO.	4/1/1967	332	361	188	2	H. & T.C. RR	FISHER	TX	BEING THE SOUTH ONE-HALF OF THE SOUTHEAST QUARTER (S/2 OF SE/4) OF SECTION NO. 188, BLOCK 2, H & T. C. RY. CO. SURVEY AND CONTAINING EIGHTY (80) ACRES OF LAND.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	101	117		12	JOHN MAXIMILLIAN HEADRIGHT	FRANKLIN	TX

ALL THAT CERTAIN LOT, TRACT, OR PARCEL OF LAND KNOWN AS BLOCK NO. 12 AND BEING PART OF THE JOHN MAXMILLIAN HEADRIGHT SURVEY, ABOUT 13 MILES S. 20 DEG. E FROM THE TOWN IF MT. VERNON, DESCRIBED AS FOLLOWS:  BEGINNING AT A STAKE, THE SE CORNER OF BLOCK NO. 11 AND THE NE CORNER OF BLOCK NO. 9, AND THE NW CORNER OF BLOCK NO. 10, A POST OAK BRS. N. 30 DEG. E 10 VRS.; THENCE NORTH WITH THE E B LINE OF BLOCK NO. 11 AT 566-5/9 VRS. A STAKE, THE NE CORNER OF BLOCK NO. 11 A B. J. BRS. S 27 DEG. E 31 VRS.; THENCE EAST 608 1/4 VRS. A STAKE ON THE E B LINE OF SAID TRACT, A PINE BRS. S 50 DEG. W 10 VRS.; THENCE SOUTH WITH SAID LINE 566-5/9 VRS. A STAKE THE NE CORNER OF BLOCK NO. 10; A SWEET GUM BRS. N 23 DEG. W 24 VRS.; THENCE WEST 608 1/4 VRS. TO THE PLACE OF BEGINNING, CONTAINING 61-1/3 ACRES.  BEING THE SAME LAND DESCRIBED IN DEED OF RECORD IN VOL. 42 PAGE 427 DEED RECORDS OF FRANKLIN COUNTY, TEXAS.  PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 3/64 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	101	117		11	JOHN MAXIMILLIAN HEADRIGHT	FRANKLIN	TX

SECOND TRACT BEING 61-1/36 ACRES OF THE JOHN MAXIMILLIAN SURVEY AND KNOWN AS BLOCK NO. 11 OF THE EAST SUBDIVISION OF SAID SURVEY, BOUNDED AS FOLLOWS:  BEGINNING AT A STAKE ON THE EASTERN W B LINE OF SAID SURVEY 54-2/9 VRS. SOUTH FROM THE INNER OR ELL CORNER OF SAID SURVEY, A PINE BRS. N. 82 DEG. E 20 VRS. A P.O. BRS. S. 46 DEG. E 16 VRS.; THENCE NORTH AT 54-2/9 VRS. PASS SAID INNER OR ELL CORNER AT 566-5/9 VRS. A STAKE A BLACK JACK BRS. S 13 E 12 VRS. ANOTHER BRS. N 48 DEG. E 12 VRS.; THENCE EAST 608 1/4 VRS. A STAKE A RED OAK BRS. S 20 W 14 1/2 VRS.; THENCE SOUTH AT 566-5/9 VRS. A STAKE A P.O. BRS N 36 DEG. W 9 1/4 VRS; THENCE WEST AT 608 1/4 VRS. THE POB, AND BEING THE SAME LAND DESCRIBED IN DEED FROM M. C. TERRELL ET AL TO ANDREW BACON OF RECORD IN VOL. R, PAGE 67, DEED RECORDS OF FRANKLIN COUNTY, TEXAS. PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 3/64 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	101	117		11	JOHN MAXIMILLIAN HEADRIGHT, PATENT 678 & ISSAC BARRE SURVEY, PATENT 166	FRANKLIN	TX

A PART OF THE JOHN MAXMILLIAN SURVEY, PATENT 678.  BEGINNING AT THE NW CORNER OF BLOCK NO. 9 OF SAID SURVEY; THENCE E HALFWAY TO ORIGINAL NE CORNER OF AN 87 ACRE TRACT KNOWN AS THOMAS J. JACOBS HOMESTEAD 304-1/8 VRS.; THENCE S 930-5/9 VRS. TO CENTER OF STOUTS CREEK; THENCE W WITH CHANNEL OF SAID CREEK TO THE W B L OF SAID MAXMILLIAM SURVEY; THENCE N 930-5/9 VRS. TO PLACE OF BEGINNING, CONTAINING 43 1/2 ACRES, MORE OR LESS.  ALSO A PART OF BLOCK NO. 11 OF ISAAQC BARRE SURVEY, PATENT NO. 166; BEGINNING AT THE NE CORNER OF SAID SURVEY; THENCE W 325 VRS; THENCE S 1154 VRS. TO THE SE CORNER OF BLOCK NO. 5 A HORNBEAM IN THE CHANNEL OF STOUTS CREEK; THENCE E WITH SAID CREEK TO E. B. L. OF SAID SURVEY; THENCE N 1124 VRS. TO THE PLACE OF BEGINNING, CONTAINING 66 ACRES, MORE OR LESS, AGGREGATING AND CONTAINING 109-1/2 ACRES, MORE OR LESS. A 6/4,096 RI IN THE LAND ABOVE DESCRIBED; SAID INTEREST EXTENDS FOR SO LONG AS OIL, GAS OR OTHER MINERALS ARE PRODUCED FROM SAID LAND A6/7,096 RI IN THE LAND ABOVE DESCRIBED ; SAID INTEREST EXTENDS FOR SO LONG AS OIL, GAS OR OTHER MINERALS ARE PRODUCED FROM SAID LAND.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	101	117	A-306	5	JOHN MAXIMILLIAN SURVEY, PATENT 676, VOL. 10	FRANKLIN	TX

ALL OF BLOCK NO. 5 OF THE SUBDIVISION OF THE JOHN MAXIMILLIAN SURVEY, PATENT NO. 676, VOLUME 10, MORE PARTICULARLY DESCRIBED AS FOLLOWS:BEGINNING AT THE NE CORNER OF BLOCK NO. 4; THENCE NORTH 566-4/9 VRS. A PINE BRS. S. 24 DEGREES W. 1 VR., A RED OAK BRS. N. 5 DEG. W. 6 VRS; THENCE WEST 894-1/2 VRS. TO THE NW CORNER OF BLOCK NO. 5, A PINE BRS. 29 DEG. E. 20-1/2 VRS., A P.O. BRS N. 5 DEG. W. VRS.; THENCE SOUTH 566-4/9 VRS. TO THE NW CORNER OF BLOCK NO. 4; THENCE EAST 894-1/2 VRS. WITH THE NORTH BOUNDARY LINE OF BLOCK NO.4 TO THE POB, AND CONTAINING 90 ACRES MOL; AND BEING ALL OF THE LAND DESCRIBED IN OIL AND GAS LEASE FROM J. P. MUNN AND WIFE, THELMA MUNN, TO PICK CAMPBELL, LESSEE DATED JUNE 2, 1941, RECORDED IN VOLUME 30, PAGE 422, FRANKLIN COUNTY CONTRACT AND LIEN RECORDS. PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 42/576 OF SUCH ROYALTY RESERVED IN SUCH LEASE; SAID INTEREST EXTENDS FOR SO LONG AS OIL OR GAS (OR, WITH RESPECT TO A POTION OF SAID INTEREST, OTHER MINERALS) ARE PRODUCED FROM SAID LAND IN PAYING QUANTITIES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	101	117	A-306	5	JOHN MAXIMILLIAN SURVEY, PATENT 676, VOL. 10	FRANKLIN	TX

BEING A PART OF THE JOHN MAXIMILLIAN SURVEY, PATENTED TO JOHN MAXIMILLIAN SURVEY BY PATENT NO. 678 VOL. 10 AND MORE FULLY DESCRIBED AS FOLLOWS:  BEGINNING AT A POINT ON THE E B LINE OF THE ORIGINAL SURVEY, AND 2835. VRS. N OF THE SE CORNER OF SAID SURVEY, AND BEING THE SE CORNER OF BLCOK NO. 6 OF A SUBDIVISION OF SAID SURVEY; THENCE W 517-14/100 VRS.; THENCE N 566-4/9 VRS.; THENCE E 517-14/100 VRS. TO THE E B LINE OF ORIGINAL SURVEY; THENCE S WITH SAID LINE 566-4/9 VRS. TO THE POB, AND CONTAINING 52 ACRES OF LAND, AND BEING THAT IDENTICAL TRACT AS DESCRIBED IN THE DEED FROM R. A. DAY ET AL TO I. M. STOCKS, OR RECORD IN VOL. 44 PAGE 287 OF SAID DEED RECORDS, AND IDENTIFIED AS TRACT NO. 2 IN SAID DEED. PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE3/256 OF SUCH ROYALTY RESERVED IN SUCH LEASE; SAID INTEREST EXTENDS FOR SO LONG AS OIL, GAS OR OTHER MINERALS  ARE PRODUCED FROM SAID LAND IN PAYING QUANTITIES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	101	117			CARTER F. MCKENZIE	FRANKLIN	TX

BEING THE SOUTH 50 ACRES OF THE FOLLOWING DESCRIBED 102 1/2 ACRES, A PART OF THE CARTER F. MCKENZIE SURVEY, PATENTED TO THOMAS J. RUSK, ASSIGNEE, BY PATENT NO. 447, VOL. 10, SAID 102 1/2 ACRES BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:  BEGINNING AT THE MOST WESTERLY NW CORNER OF SAID SURVEY; THENCE SOUTH WITH THE WBL OF SAID SURVEY 1070.6 VRS.; THENCE EAST 537 VRS.; THENCE NORTH 1070.6 VRS. TO THE NBL OF SAID SURVEY; THENCE WEST 537 VRS. TO THE POB, CONTAINING 102 1/2 ACRES, MOL  PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 15/100 OF SUCH ROYALTY RESERVED IN SUCH LEASE; SAID INTEREST EXTENDS FOR SO LONG AS OIL, GAS OR OTHER MINERALS  ARE PRODUCED FROM SAID LAND IN PAYING QUANTITIES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	292	261	230	G	W.T RAILWAY CO.	GAINES	TX	E/2 SEC. 230, BLOCK G. IN W. T. RY. COMPANY SURVEY.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	292	261	230	G	W.T RAILWAY CO.	GAINES	TX	W/2 SECTION 230, BLOCK G., W. T. RY. COMPANY SURVEY.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	292	261	229	G	W.T RAILWAY CO.	GAINES	TX	ALL OF SECTION 229, IN BLOCK 6, OF THE W.T RY .COMPANY SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	292	261	44	AX	PUBLIC SCHOOL LANDS	GAINES	TX	ALL OF SECTION 44 IN BLOCK AX, PUBLIC SCHOOL LANDS IN GAINES COUNTY, TEXAS
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	292	261	45	AX	PUBLIC SCHOOL LANDS	GAINES	TX	ALL OF SECTION 45 IN BLOCK AX, PUBLIC SCHOOL LANDS IN GAINES COUNTY, TEXAS
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	292	261	46	AX	PUBLIC SCHOOL LANDS	GAINES	TX	ALL OF SECTION 46 IN BLOCK AX, PUBLIC SCHOOL LANDS IN GAINES COUNTY, TEXAS
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	37	AX	PUBLIC SCHOOL LANDS	YOAKUM	TX	ALL OF SECTION 37, BLOCK AX, PUBLIC SCHOOL LANDS IN YOAKUM COUNTY, TEXAS
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	614	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 614 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	628	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 628 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	630	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 630 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	631	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 631 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	632	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 632 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	676	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 676 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	677	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 677 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	678	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 678 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	679	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 679 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	680	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 680 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	693	D	JOHN.H. GIBSON	YOAKUM	TX	NW OF SECTION 693 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	694	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 694 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	695	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 695 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	696	D	JOHN.H. GIBSON	YOAKUM	TX	N2 OF SECTION 696 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	274	452	697	D	JOHN.H. GIBSON	YOAKUM	TX	ALL OF SECTION 697 BLOCK D., JOHN H. GIBSON SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-170, A-218		W.G PAINTER H.R. & WAKELAND H.R.	GREGG	TX

FIRST TRACT:  ALL  LAND SITUATED IN GREGG COUNTY, TEXAS, BEING PARTS OF THE W. G. PAINTER AND W. C. WAKELAND, H. R. SURVEYS, DESCRIBED AS FOLLOWS, TO WIT:  BEG. AT A STONE IN THE CENTER OF THE LONGVIEW AND GLADEWATER PUBLIC ROAD, SAME BEING ON THE E.B.L. OF THE W. G. PAINTER H. R. SURVEY; THENCE WESTERLY WITH THE CENTER OF SAID PUBLIC ROAD AT ABOUT 1050 VRS. TO  THE E LINE OF THE WATER SURVEY OF LAKE DEVERNIA, A STAKE FOR CORNER; THENCE N AND W WITH THE WATER SURVEY OF SAID LAKE TO THE SE CORNER OF A 5 ACRE TRACT DEEDED TO C. C. ADAMS BY W. H. EVANS, ET UX, ON THE 23RD OF APRIL, A. D., 1918; THENCE IN A WESTERLY DIRECTION WITH S. B. LINE OF SAID FIVE ACRE TRACT AT 150-1/2 VRS. TO THE S. W. CORNER OF SAID FIVE ACRE TRACT OF LAND; THENCE N WITH THE W.B.L. OF SAID FIVE ACRES AT 305 VRS. TO THE NW CORNER OF SAID 5 ACRE TRACT, SAME BEING THE N. B. LINE OF W. G. PAINTER H. R. SURVEY AND S. B. LINE OF W. C. WAKELAND SURVEY; THENCE WEST WITH N. B. LINE OF W. G. PAINTER AND S. B. LINE OF W. C. WAKELAND SURVEYS TO THE NW. CORNER OF W. G. PAINTER AND S. W. CORNER OF W. C. WAKELAND SURVEYS; THENCE N WITH THE W. B. L. OF W. C. WAKELAND SURVEY AT 1259 VRS. TO THE N. W. CORNER OF A 43-1/2 ACRE TRACT OF

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-170, A-218		W.G PAINTER H.R. & WAKELAND H.R.	GREGG	TX

 CONTINUED FROM ENTRY ABOVE: LAND DEEDED TO C. C. ADAMS BY LOUIS HOLLOWAY, ET UX, ON 11/7/1919; THENCE E WITH THE N. B. L. OF SAME AT 188-1/10 VRS. TO W. B. LINE OF JAMES WILSON TRACT OF LAND, STAKE FOR CORNER; THENCE  S WITH SAID WILSON'S W. B. L. AT 270-4/10 VRS.  TO THE SW CORNER OF WILSON TRACT; THENCE E WITH SAID WILSON'S S. B. L. AT 593 VRS. TO THE S. E. CORNER OF SAID WILSON TRACT OF LAND; THENCE N WITH SAID WILSON'S E. B. L. AT 252 VRS. TO THE NW CORNER OF A 30 ACRE TRACT OF LAND DEEDED TO C. C. ADAMS BY J. J. BYRNE, ET UX, ON THE 10/21/1919; THENCE E WITH THE N. B. L. OF SAID 30 ACRE TRACT TO NW CORNER OF A TRACT OF LAND, AT 456 VRS., DEEDED TO HENRY L. FOSTER BY C. C. ADAMS ON3/15/1920; THENCE SOUTH WITH THE W. B. L. OF  FOSTER TRACT AT 1240 VRS. TO THE SW CORNER OF SAID FOSTER TRACT, SAME BEING THE N. B. L. OF PAINTER SURVEY; THENCE W WITH S.B.L. OF WAKELAND SURVEY AND N. B.L. OF PAINTER SURVEY TO THE N. W. CORNER OF A 7-8/10 ACRE TRACT OF LAND DEED TO HENRY L. FOSTER BY C. C. ADAMS ON OCTOBER 2ND, 1920; THENCE SOUTH WITH W. B. LINE OF SAID 7-8/10 ACRE TRACT AT 465 VRS. TO S.W. CORNER OF SAID 7-8/10 ACRE TRACT; THENCE EAST WITH S. B. LINE OF SAID

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-170, A-218		W.G PAINTER H.R. & WAKELAND H.R.	GREGG	TX

CONTINUED FROM ABOVE ENTRY: 7-8/10 ACRE TRACT AND S. B. LINE OF A 60 ACRE TRACT OF LAND NOW OWNED BY HENRY L. FOSTER AT 623-1/2 VRS. TO THE S. E. CORNER OF SAID FOSTER'S 60 ACRE TRACT, SAME BEING THE E. B. LINE OF PAINTER SURVEY; THENCE SOUTH WITH SAID E. B. LINE OF PAINTER SURVEY AT 485 VRS. TO THE POB, CONTAINING 376 ACRES OF LAND, MOR OR LESS, SAVE AND EXCEPT ONE (1) ACRE OF LAND OUT OF THE S. W. CORNER OF SAME DEEDED TO H. E.. GEIISLER BY C. C. ADAMS ON AUGUST 29TH, 1925; BEING THE SAME LAND DESCRIBED IN DEED FROM M C. C. ADAMS AND WIFE, MADGE DEVERNIA ADAMS, TO ALLEN TOOKE, DATED FEBRUARY 10, 1926, AND RECORDED IN VOL. 52 PAGE 117 DEED RECORDS OF GREGG COUNTY, TEXAS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-38		W.H. CASTLEBERRY RR.	GREGG	TX

 SECOND TRACT:  ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN GREGG COUNTY, TEXAS, BEING PART OF THE W. H. CASTLEBERRY R. R. SURVEY, AND BEING THE WEST HALF (1/2) OF A TRACT OF 100 ACRES, MOL, DESCRIBED IN A CONVEYANCE AND CORRECTED DEED FROM MRS. S. C. HARRIS AND AUSTIN SHELTON AND WIFE, TO R. K. AGNEW: BEGINNING AT THE S. W. CORNER OF SAID 100 ACRE TRACT; THENCE NORTH WITH THE W. B. LINE OF SAME AT 830 VRS. TO THE N. BOUNDARY LINE; THENCE N. 86-1/2 E. AT 403-2/10 VRS. TO THE N. W. CORNER OF A 56-1/10 ACRE TRACT CONVEYED TO W. M. MITCHELL BY DEED DATED DECEMBER 2ND, 1918; THENCE S. 9 DEG. 40 MIN. W. WITH SAID LINE AT 880 VRS. TO CENTER OF GLADEWATER AND LONGVIEW ROAD; THENCE IN A WESTERLY DIRECTION WITH SAID ROAD TO THE S. W. CORNER OF SAID 100 ACRE TRACT, THE POB, CONTAINING 50 ACRES OF LAND, MOL.  IT IS THE INTENT OF THE GRANTOR TO INCLUDE HEREIN ALL LAND OWNED BY HIM IN THE AFORESAID SURVEY, OR HEADRIGHTS, WHETHER CORRECTLY DESCRIBED BY METES AND BOUNDS OR NOT.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-38		W.H. CASTLEBERRY RR.	GREGG	TX

TRACT #1:  ALL THAT CERTAIN TRACT OR PARCEL OF LAND IN GREGG COUNTY, TEXAS, ABOUT 9 MILES WEST FROM LONGVIEW, BEING A PART OF THE WM. H. CASTLEBERRY H. R. SURVEY; BEGINNING AT THE S. E. CORNER OF LOT #3 OF THE SUBDIVISION OF SAID SURVEY A HICKORY BRS. N. 71' W. 6 VRS.; THENCE N. WITH E. LINE OF SAID LOT 3, AT 937.3 VRS. THE S. E. CORNER OF LOT NO. 2 A PINE BRS. N. 35" W. 17 VRS. MARKED L. #2 A BLACK JACK S. 45' W. 11 VRS; THENCE S. 86 1/2' W. AT 667.4 VRS. A STAKE THE N. E. COR. OF A 300 ACRE TRACT OF LAND CONVEYED TO P. S. HARRIS BY MRS. M. BUMPAS, ET AL. A STAKE, A PINE BRS. N. 7.6 VRS; THENCE S. WITH SAID E. LINE AT 937.3 VRS. THE S. E. CORNER OF SAME, A STAKE IN A FIELD; THENCE N. 86 1/2' E. AT 667.3 THE POB, CONTAINING 115 ACRES OF LAND, SAVE AND EXCEPT 3 ACRES HERETOFORE DEEDED TO TRUSTEES, WHITE OAK GRAVE YARD AND ONE ACRE FOR CENTER COLORED CHURCH.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-38		W.H. CASTLEBERRY RR.	GREGG	TX

TRACT NO. 2:  ALL THAT CERTAIN TRACT OR PARCEL OF LAND SITUATED IN GREGG CO., TEXAS, A PART OF THE WM. CASTLEBERRY H. R. SURVEY, BEGINNING AT THE N. E. COR. OF THE J. A. WALKER TRACT SAME BEING THE N. E. COR. OF L. E. ORMS' TRACT OF LAND IN THE TUTTLE SOUTH LINE.  THENCE S. 85 1/2 W. 173 YDS. TO A COR. IN THE PUBLIC ROAD ON TOM TUTTLES SOUTH LINE.  THENCE S. 18 1/2 E. 327 YDS. WITH PUBLIC ROAD; THENCE S. 34 W. 167 YDS. WITH THE ROAD; THENCE S. 6 E. 133-1/3 YDS. WITH ROAD; THENCE S. 41 1/2 E 47 YDS. WITH ROAD: THENCE S. 65 1/2 E. 149 YDS., WITH ROAD TO A COR. NEAR ORMS' RESIDENCE SAME BEING IN ORMS' W. LINE FROM WHICH A PINE BRS. N. 5 1/2 YDS. AND A RED OAK BRS. N. 64 E. 4 YDS; THENCE N. 663 YDS TO POB SAVE AND EXCEPT ONE ACRE UPON WHICH THE WHITE OAK SCHOOL HOUSE STANDS BEING 16.3 ACRES OF LAND HEREIN CONVEYED BEING PART SAME LAND SOLD ORMS BY J. A. WALKER, ET UX. PROVIDED, THIS INTEREST DOES NOT INCLUDE THE RIGHT TO ANY BONUSES WHICH MAY BE PAID FOR FUTURE LEASES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-38		W.H. CASTLEBERRY RR.	GREGG	TX

BEG. AT THE NE CORNER OF AN 8 ACRE TACT KNOWN AS THE ALLEN SWAIN 8 ACRE TRACT, LOCATED IN THE W. H. CASTLEBERRY HEADRIGHT SURV. ABOUT 6 MILES WEST OF LONGVIEW, IN GREGG COUNTY, TXS, AND ALONG THE HIGHWAY BETWEEN LONGVIEW AND GLADEWATER WITNESSED BY A 16'BLACK JACK TREE; THENCE N 5-01 E. 150 VRS. ALONG THE CENTER OF A LANE; THENCE FOLLOWING SAID LANE N. 3-18 W. 250 VS; THENCE N 41-35 W. 150 VS; THENCE N 56-16 W. ALONG LANE 305 VS.; THENCE N 83-16 W. 100 VS; THENCE N. 60-41 W. 150VS; THENCE N. 67-10 W. 200 VS. STILL FOLLOWING LANE; THENCE N 67-30 W TO THE END OF THE LANE 213.3 VS. TO CORNER OF FENCE; THENCE N. 4-03 W. 95 VW. ALONG THE FENCE LINE; THENCE N. 13-47 W. 107 VS. ALONG FENCE TO AN INTERSECTION WITH CASTELBERRY CREEK; THENCE IN A WESTERLY DIRECTION FOLLOWING THE MEANDERS OF CASTELBERRY CREEK, TO AN INTERSECTION WITH HAWKINS CREEK; THENCE FOLLOWING DOWN THE MEANDER OF HAWKINS CREEK TO THE JUNCTION OF HAWKINS CREEK WITH A BRANCH ENTERING SAID HAWKINS CREEK FROM THE E; THENCE IN AN EASTERLY DIRECTION UP SAID BRANCH A DISTANCE OF 289

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-38		W.H. CASTLEBERRY RR.	GREGG	TX

CONTINUED FROM ENTRY ABOVE:  VRS. MOL TO A STAKE SET FOR CORNER; THENCE S. 51-10 E. 50VS. ALONG A BACKED LINE IN WOODS; THENCE S. 38-35 E. 85VS. FOLLOWING SAID BACKED LINE TO A CORER STONE SET IN THE CORNER OF A FENCE RUNNING E AND S FROM THIS POINT;  THENCE S. 68  E. ALONG THE FENCE LINE 647 VRS. TO CORNER IN LANE, SAME BEING ON THE W B. OF A 220 ACRE TRACT OF T.B. AND T.D. HARRIS; THENCE N. 0-37 W. 137 VS TO AN ANGLE IN SAID LANE; THENCE N 12-45 E. ALONG THE C.L. OF THE LANE 511.6 VS TO A STAKE ON THE N SIDE OF LONGVIEW-GLADEWATER HIGHWAY; THENCE S. 88-41 E. 285 VS. TO A COR. STAKE; THENCE N. 4-42 E. 315.6 VS. MOL ALONG AN OLD TREE ROW, TO A CORNER STAKE; THENCE E 260.1 VS TO POB, CONT. 400 ACRES MOL, EXCEPTING  A TRACT OF 1  ACRE CONVEYED TO THE CENTER POINT M.E. CHURCH BY T.B. HARRIS. LOCATED ALONG THE GLADWATER HIGHWAY AND APPROX. 300 VS. FROM HAWKINS CREEK; ALSO A TRACT OF 2 ACRES, SAME LAND CONVEYED TO GREGG COUNTY, TX, OR TO THE COMMISSIONER'S COURT, FOR ROW FOR THE GLADEWATER AND LONGVIEW ROAD IN 1915, BEG. AT THE INTERSECTION OF SAID ROW WITH HAWKINS

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	714	21	A-38		W.H. CASTLEBERRY RR.	GREGG	TX

CONTINUED FROM ABOVE ENTRY: CREEK, RUNNING THENCE EASTERLY WITH THE N.B.L. OF SAID ROW 398 VS; THENCE S 80 FT.; THENCE WESTERLY PARALLEL WITH THE N. B.L.  OF SAID ROW AND 80 FT.; THENCE WESTERLY PARALLEL WITH THE N.B.L. OF SAID ROW AND 80 FT. THEREFROM, 398 VS. TO HAWKINS CREEK; THENCE N 80 FT. TO BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	7330	524	LOTS 1, 10, 11, 12	1	THOMAS CHOATE	HARRIS	TX

LOTS ONE (1), TEN (10), ELEVEN (11) AND TWELVE (12), IN BLOCK ONE (1), SHERMAN PLACE SUBDIVISION OF THE SOUTHWEST ONE-HALF (SW 1/2) OF THE THOS. CHOATE SURVEY, ABSTRACT NO. 12, HARRIS COUNTY, TEXAS, ACCORDING TO MAP OR PLAT RECORDED IN VOLUME 69, PAGE 231 OF THE DEED RECORDS OF HARRIS COUNTY, TEXAS, CONTAINING SEVENTY EIGHT AND 88/100 (78.88) ACRES OF LAND.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	247	460		BOB SLAUGHETER BLOCK		HOCKLEY	TX	TR. 65, BOB SLAUGHTER BLOCK AS PER PLAT RECORDED VOLUME 1, PAGE 5 OF THE PLAT RECORDS OF HOCKLEY CO., TX., CONTAINING 197.6 ACRES, MORE OR LESS.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	247	460		BOB SLAUGHETER BLOCK		HOCKLEY	TX

ALL OF THE TEXAS COMPANY - BOB SLAUGHTER BLOCK "UNITIZED LEASE" CONTAINING 6219.7  COVERING AMONG OTHER LANDS  THE WEST 117.4 ACRES OF TR. NO. 57, J. L. MILLER FEE LANDS; THE SOUTH 80 ACRES OF TR. NO. 78, B.A. GUERRY FEE LANDS; ALL OF TR. NO. 95, C. V. COMPTON FEE LANDS, ALL OF TR. NO. 62 AND WEST 80 ACRES OF TR. NO. 61, AND ALL OF TR. NO. 64, S. J. TAYLOR FEE LANDS-TR. 57 LOCATED IN LEAGUE 40, MAVERICK COUNTY SCHOOL LANDS, TR.S 78 & 95 LOCATED IN LEAGUE 38, ZAVALLA COUNTY SCHOOL LANDS-TR.S 61, 62, & 64 LOCATED IN LEAGUE 39, MAVERICK COUNTY SCHOOL LANDS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	247	460		BOB SLAUGHETER BLOCK		HOCKLEY	TX

ALL OF THE TEXAS COMPANY - BOB SLAUGHTER BLOCK "UNITIZED LEASE" CONTAINING 6219.7  COVERING AMONG OTHER LANDS  THE W 117.4 ACRES OF TR. NO. 57, J. L. MILLER FEE LANDS; THE S 80 ACRES OF TR. NO. 78, B.A. GUERRY FEE LANDS; ALL OF TR. NO. 95, C. V. COMPTON FEE LANDS, ALL OF TR. NO. 62 AND WEST 80 ACRES OF TR. NO. 61, AND ALL OF TR. NO. 64, S. J. TAYLOR FEE LANDS-TR. 57 LOCATED IN LEAGUE 40, MAVERICK COUNTY SCHOOL LANDS, TR.S 78 & 95 LOCATED IN LEAGUE 38, ZAVALLA COUNTY SCHOOL LANDS-TR.S 61, 62, & 64 LOCATED IN LEAGUE 39, MAVERICK COUNTY SCHOOL LANDS. THE 100  ACRE CONVEYED IS  OUT OF THE THE ABOVE DESCRIBED TR.S IN THE FOLLOWING PROPORTIONS:  A 13.9165 ACRE INTEREST OUT OF THE W 117.4 ACRES OF TR. 57                                                                                                                                               A 32.5 ACRE INTEREST OUT OF THE S. 80 ACRES OF TR. 78                                                                                                                                                                                            A 22.1625 ACRE INTEREST OUT OF TR. 95                                                                                                                                                                                                                              A 7.9 ACRE INTEREST OUT OF TR. 62 AND THE WEST 80 ACRES OF TR. 61                                                                                                                                                                A 23.521 ACRE INTEREST OF OF TR. 64                                                                                                                                                                                                                                    THIS INTEREST INCLUDES 100/6219.7 OF ALL OF THE ROYALTY ON PRODUCTION FROM THE LAND LAST ABOVE DESCRIBED UNDER THE TERMS OF THE SO-CALLED "THE TEXAS COMPANY - BOB SLAUGHTER BLOCK UNITIZED LEASE"

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	OGL 161	175			CASABLANCA & AQUA DULCE GRANTS	JIM WELLS	TX

834.9 ACRES OF LAND, MOL, OUT OF THE CASABLANCA AND AGUA DULCE GRANTS, DESCRIBED BY M&B AS FOLLOWS:  BEG. AT A STAKE FOR THE NW CORNER OF THIS TR., THIS BEING ALSO A CORNER OF THE SHARE ALLOTTED TO WALLIS D. WADE IN THE PARTITION OF THE ESTATE OF JOHN WADE, DECEASED, WHENCE A STONE AT THE SW CORNER OF A 400 ACRE TR., CONVEYED BY T. C. WRIGHT TO O.P. MADREY AS OF RECORD IN BOOK "Z" PAGE 479-480, DEED RECORDS OF NUECES COUNTY, TEXAS, BEARS N 80 48' W 638.2 VRS.; THENCE S 80 48' EAST ALONG THE S.B.L OF SAID MADREY TR. AT 715.3 VRS. A STONE MARKING TO THE SE CORNER OF SAID MADREY TR., AT 1228.9 VRS. TO A STAKE INTERSECTING THE SW B.L. OF THE WADE CITY TOWN TR. FOR A CORNER OF THE TR., AND ALSO A CORNER OF SAID SHARE IN THE NAME OF WALLIS D. WADE; THENCE WITH THE SW B.L. OF SAID WADE CITY TOWN TR. S 48 40' EAST 386.81 VRS. TO THE WESTERN B.L. OF THE ROW OF THE S. A. & A. P. RAILWAY, A STAKE FOR THE NE CORNER OF THIS TR.; THENCE ALONG THE W.B.L. OF SAID ROW  S 32 14' WEST 568.54 VRS. TO POINT OF CURVATURE OF SAID RIGHT OF WAY; THENCE CURVE TO RIGHT ON A CURVE OF 5680 FEET RADIUS 291.66 VRS. TO A POINT OF TANGENT OF SAID

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	OGL 161	175			CASABLANCA & AQUA DULCE GRANTS	JIM WELLS	TX

CONTINUED FROM THE ABOVE ENTRY: ROW; THENCE S 40 24' W AT 1269.15 VRS. TO  POINT OF CURVATURE OF SAID ROW ; THENCE CURVE TO LEFT ON A CURVE OF 5780 FEET RADIUS 355.39 VRS. TO POINT OF TANGENT OF SAID ROW; THENCE S 30 37' W  2753.02 VRS. INTERSECT THE W.B.L. OF THE LAND EMBRACED BY SAID WADE PASTURE, A STAKE FOR THE SOUTHERN CORNER OF THIS TR.;  THENCE WITH SAID W.B.L. N 9 E 4056.6 VRS.  TO A STONE FOR CORNER OF THIS TR. AND A CORNER OF SAID SHARE IN THE NAME OF WALLIS D. WADE; THENCE S 81 48' E AT 81 VRS. THE SW CORNER OF A FIELD FENCE AT 542.4 VRS. TO A CORNER OF SAID FIELD FENCE FOR A CORNER OF THIS TR., AND A CORNER OF SAID SHARE IN THE NAME OF WALLIS D. WADE; THENCE S 70 53' EAST 97.41 VRS. TO A STAKE FOR CORNER OF THIS TR., AND CORNER OF SAID SHARE IN THE NAME OF WALLIS D. WADE; THENCE NORTH 9 DEG.  E 930.54 VRS. TO THE POB; SAID TR. OF

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	OGL 161	175			CASABLANCA & AQUA DULCE GRANTS	JIM WELLS	TX

CONTINUED FROM ABOVE ENTRY: LAND BEING THE SAME LAND DESCRIBED AND REFERRED TO IN DEED FROM JOHN L. WADE AND OTHERS TO MAGGIE MCNEILL, DTD 6/28/1900, AND RECORDED IN VOLUME 7, PAGE 97, TRANSCRIBED DEED RECORDS OF JIM WELLS COUNTY, TEXAS. PROVIDED THIS INTEREST EXTENS SO LONG AS OIL, GAS OR OTHER MINERALS ARE PRODUCED FROM LAID LANDS IN PAYING QUANTITIES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	OGL 161	175			4	JIM WELLS	TX

124.1 ACRES OF LAND, MOL,  A PART OF THE ORIGINAL SURVEY N. 4 & A PART OF SHARE NO. 4,  SHARE NO. 4 WAS SET APART TO GEORGE J. REYNOLDS IN THE PARTITION OF THE ESTATE OF GEORGE REYNOLDS, DECEASED, BEING A PART OF THE 1500 ACRE TR. CONVEYED TO J.F. MEURET, ET AL BY J.C. BURROW, ET AL., KNOWN AS TR. NO. 4 IN THE SUBDIVISION OF THE AFORSAID 1500 ACRE TR. AS MADE BY J.F. MEURET AND F.S. SCHLEICHER, MAP OF WHICH IS RECORDED IN BOOK 1, PAGE 13, MAP RECORDS OF JIM WELLS COUNTY, TEXAS  DESCRIBED AS FOLLOWS:  BEG. AT A STAKE SET IN THE E.  LINE OF THE SAID SURVEY NO. 4, AND THE E.L. OF SHARE NO. 4, AND THE E.L. OF THE AFORESAID 1500 ACRE TR., AT THE SE CORNER OF SAID 1500 ACRES FO THE SE CORNER OF THIS TR.; THENCE N. 9 30' E WITH THE E.L. OF SURVEY NO.4, 555 VRS. TO THE NE CORNER OF THIS TR.; WHICH IS ALSO THE SE CORNER OF TR. NUMBER 3; THENCE N. 80 59' WEST 1271.4 VRS. ALONG THE S.L. OF TR. NO. 3 TO THE NW CORNER HEREOF, WHICH IS ALSO THE SW CORNER OF TR. NO. 3 TO AN IRON PIPE SET IN THE C.L. OF A 40 FT.T ROAD; THENCE WITH THE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	OGL 161	175			4	JIM WELLS	TX

CONTINUED FROM ABOVE ENTRY: C.L.  OF SAID 40 FT. ROAD S. 9 30' WEST 545 VRS. TO STAKE; THENCE S. 80 59' E. 125 VRS.  TO STAKE FOR CORNER OF THIS TR.; THENCE S 9 30' W. 10 VRS. TO A STAKE SET IN THE S.L. OF THIS TR.; THENCE S 80 59' E. 1146.4 VRS. TO THE POB,  CONTAINING 124.8 ACRES OF LAND, LESS, HOWEVER 0.7 OF AN ACRE, WHICH IS TO BE LEFT OPEN AS HALF OF A 40 FT. ROAD ON THE W SIDE OF THIS TR., LEAVING 124.1 ACRE AS THE NET ACREAGE HEREIN DESCRIBED AND CONVEYED; PROVIDED, THIS INTEREST EXTENS SO LONG AS OIL, GAS OR OTHER MINERALS PRODUCED FROM SAID LANDS IN PAYING QUANTITIES.

THE PEOPLE OF THE STATE OF NEW YORK, AND STATE UNIVERSITY OF NEW YORK (SUCCESSOR MERGER TO THE FORMER UNIVERSITY OF BUFFALO)	THE BUFFALO CO.	4/1/1967	550	800	194		B.B.B. & C. RR CO.	JONES	TX

ALL THAT CERTAIN LOT AND PARCEL OF LAND SITUATED IN JONES COUNTY, TEXAS, PART OF THE SOUTHEAST QUARTER OF THE B.B.B. & C. RR COMPANY SURVEY NO. 194, CERTIFICATE NO. 194; BEGINNING AT A PLANTED STONE TO SE CORNER OF SAID SURVEY 194 FROM WHICH A MES. 3' IN DIAM. BR.S S. 361/2 DEG. WEST 10.4 VRS AND ANOTHER 12 IN. IN DIA. BRS. NORTH 72 3/4W. 24 VRS. THENCE WEST 714.2 VRS TO A POINT 235.8 VRS. EAST OF A PLANTED STONE ON THE SOUTH LINE OF SAID SURVEY MIDWAY BETWEEN ITS SE & SW CORNER FOR SW CORNER OF THE LAND HEREBY CONVEYED.  THENCE N 957.5 VRS. TO A POINT 235.8 VRS EAST OF STONE PLACE OF CENTER OF SAID SURVEY 194, BEING THE NW CORNER OF LAND HEREBY CONVEYED.  THENCE EAST 714.2 VRS TO PLANTED STONE ON EAST, LINE OF SAID SURVEY 194, MIDWAY BETWEEN ITS NE AND SE CORNER FOR NE CORNER OF LAND HEREBY CONVEYED.  THENCE SOUTH 957.5 VRS. TO THE POB AND CONTAINING AS PER ABOVE FIELD NOTES 121.13 ACRES OF LAND, MOL, AND BEING ONE OF THE TRACT OF LAND CONVEYED BY CARL HANSEN AND WIFE ONE CATHERINE HANSEN TO G.D. BEAVERS, BY DEED RECORDED IN VOL.80 PAGE 381, DEED RECORDS, JONES COUNTY, TEXAS

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	453	703	36		BATTLE, BERRY & WILLIAMS LEAGE GRANT	MATAGORDA	TX

THIRTY-SEVEN AND ONE-HALF (37 1/2) ACRES.  SAID 37 1/2 ACRES BEING AN UNDIVIDED ONE-HALF OF A SEVENTY-FIVE (75) ACRE TRACT OF LAND OUT OF THE BATTLE, BERRY AND WILLIAMS LEAGUE GRANT, ABSTRACT NUMBER 36, SITUATED ON THE WATERS OF LINNVILLE BAYOU, SAID 75 ACRES BEING DESCRIBED AS FOLLOWS:  BEGINNING AT AN IRON PIPE ON THE N.E. BOUNDARY LINE OF SAID LEAGUE, 578.9 FEET W. 45 E. OF CORNER OF UPPER ONE-THIRD AND NORTH CORNER OF THE MIDDLE ONE THIRD OF SAID LEAGUE, AND IS THE EAST CORNER OF THE T. L. SMITH 26.66 ACRE TRACT AND NORTH CORNER OF THIS TRACT; THENCE S. 45 W. ALONG DIVISION LINE BETWEEN SMITH AND THIS TRACT 2006 FEET, IRON PIPE FOR WEST CORNER OF THIS TRACT AND SOUTH CORNER OF SMITH TRACT IN THE EAST LINE OF MARSHALL 50 ACRE TRACT; THENCE S. 44 DEG. 38 MIN. E. ALONG LINE AND FENCE AT 925 FEET CENTER OF LINNVILLE BAYOU AT 1662.7 FEET, IRON PIPE FOR S.E. CORNER OF THIS TRACT; THENCE N. 45 E. 2015.9 FEET, IRON PIPE IN DIVISION LINE BETWEEN BATTLE, BERRY AND WILLIAMS AND POLLY & CHANCE LEAGUES, SAME BEING THE E. CORNER OF THIS TRACT; THENCE N. 45 W. ALONG SAID DIVISION LINE AT 320 FEET, CENTER OF

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	453	703	36		BATTLE, BERRY & WILLIAMS LEAGE GRANT	MATAGORDA	TX

CONTINUED FROM ABOVE ENTRY: LINNVILLE BAYOU AT 1622.7 FEET TO THE BEGINNING AND BEING THE SAME LAND (75) ACRES DESCRIBED IN DEED FROM P.J. REEVES, ET UX, MAGGIE LENA REEVES TO B. J. RICHARDSON, DATED AUGUST 30, 1921, RECORDED IN VOLUME 64, PAGE 341, DEED RECORDS OF MATAGORDA COUNTY, TEXAS. NET INTEREST, .015625; 80 ACRES OF LAND, INCLUDING A PORTION OF THE LAND LAST ABOVE DESCRIBED, HAS BEEN POOLED SO AS TO FORM A UNIT, THEREBY ENTITLING SAID INTEREST TO .00246975 OF PRODUCTION FROM SAID 80 ACRES; ANOTHER 90 ACRES, INCLUDING THE REMAINDER OF SAID LAND, HAS BEEN POOLED SO AS TO FORM A UNIT, THEREBY ENTITLING SAID INTEREST TO .005167 OF PRODUCTION FROM SAID 80 ACRES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	453	703	LOTS 2, 3, 4, 5, 6	8	M.B. NUCKOLS LEAGUE	BRAZORIA, MATAGORDA	TX

LOTS 2, 3, 4, 5 AND 6 IN BLOCK 8 AS SHOWN BY THE PLAT OF THE THIRD SUBDIVISION OF THE M. B. NUCKOLS LEAGUE OF LAND SITUATED IN BRAZORIA AND MATAGORDA COUNTIES, STATE OF TEXAS, WHICH SAID PLAT HAS BEEN RECORDED IN THE OFFICE OF THE COUNTY CLERK OF BRAZORIA COUNTY, TEXAS, IN PLAT RECORD VOL. 2, PAGE 77, AND IN THE OFFICE OF THE COUNTY CLERK OF MATAGORDA COUNTY, TEXAS IN VOLUME 37 AT PAGE 95.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124			T. & N. O. RR #16	MONTGOMERY	TX

BEING 325.2 ACRES, MORE OR LESS, OUT OF T. & N. O. R. R. COMPANY SURVEY NO. 16, CERTIFICATE NO. 8, BEING THE WEST PART OF SAID SURVEY AND BEING THE SAME LAND PURCHASED FROM THE STATE OF TEXAS BY WILLIAM S. RHODES AND THE SAME LAND PATENTED BY THE STATE OF TEXAS TO WILLIAM S. RHODES ON FEBRUARY 13, 1933, UNDER PATENT NO. 289, VOL. 52 A, AND FILED FOR RECORD ON FEBRUARY 21, 1933 WITH THE COUNTY CLERK OF MONTGOMERY COUNTY UNDER FILE NO. 8174.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-502		LEMUEL SMITH 2/3 LEAGUE	MONTGOMERY	TX

A TR. OF 150.44 ACRES OUT OF THE LEMUEL SMITH 2/3 LEAGUE DESCRIBED IN A LEASE FROM LULA B. MCCOMB, ET AL. TO YOUNT-LEE OIL COMPANY DTD 7/28/1932, OF RECORD IN VOL. 148, PG 25, DEED RECORDS, MONTGOMERY COUNTY, DESCRIBED AS FOLLOWS:  150 &  44/100 (150.44) ACRES OUT OF THE LEMUEL SMITH 2/3 LEAGUE BEING 25 MINERAL PARTITIONED ACRES TO T. B. MCCOMB, ET AL. BY THE DISTRICT COURT OF MONTGOMERY COUNTY, TX, DTD 12/11/1931, IN CAUSE NO. 17259, STYLED W. M. WILLIAMS, ET AL V. T. B. MCCOMB, ET AL., AND 125.44 ACRES BEING A PART OF A 205.44 ACRE TR. PARTITIONED TO SAID T. B. MCCOMB, ET AL IN SAID JUDGMENT, AND SAID 150.44 ACRES IS CONTAINED WITHIN THE FOLLOWING M&B, TO-WIT:  BEG. AT THE N. E. CORNER OF AN 80 ACRE TR. IN WHICH THE MINERALS WERE CONVEYED BY W. P. MCCOMB, ET AL, TO T. B. MCCOMB IN A MINERAL DEED DTD 12/16/1931, TX DEED RECORDS, STAKE FOR CORNER IN THE S LINE OF A 46.26 ACRE TR. AWARDED IN SAID JUDGEMENT TO W. M. WILLIAMS, ET AL.; THENCE N. 60 DEG. E. 822.6 VRS. TO THE S.E. CORNER OF SAID 46.26 ACRE TR.; THENCE N. 30 DEG. W. 182.5 VRS. TO THE N. E.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-502		LEMUEL SMITH 2/3 LEAGUE	MONTGOMERY	TX

CONTINUED FROM ENTRY ABOVE:CORNER OF SAID 46.26 ACRE TR. IN THE N LINE OF SAID SMITH SURVEY, SAME BEING THE N. W. CORNER OF A 100 ACRE TR. OF LAND AWARDED TO MRS. PEARL COLLINS;  THENCE N. 60 DEG. E. 135.3 VRS. WITH SAID SMITH N LINE TO THE N. E. CORNER OF SAID 25 ACRE MINERAL TR.; THENCE S. 30 DEG. E. 1043 VRS. TO THE S LINE OF SAID COLLINS 100-ACRE TR.; THENCE S. 60 DEG. W. 957.9 VRS. (AT 135.3 VRS. PASS S. W. CORNER COLLINS 100 ACRE TR.) WITH THE S LINE OF SAID 100 ACRE TR. AND 205.44 ACRE TR. TO THE S. E. CORNER OF 80 ACRE TR.; THENCE N. 30 DEG. W. 860.5 VRS. TO THE POB, BEING THE MINERAL TR. CONVEYED BY T. B. MCCOMB TO W. P. MCCOMB, ET AL, AS THE FIRST TR. IN A MINERAL DEED DTD 12/16/1931, RECORDED VOL. 136, PG 316 OF THE DEED RECORDS OF MONTGOMERY COUNTY, TX; OF THE ABOVE DESCRIBED ACREAGE, 5 ACRES IN THE EXTREME NE CORNER THEREOF IS SUBJECT TO AN OPERATING AGREEMENT BETWEEN HUMBLE OIL & REFINING COMPANY AND TAYLOR -LINKJ OIL COMPANY DTD 12/21/1932

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-502		LEMUEL SMITH	MONTGOMERY	TX

18.75% OF ALL OF THE RIGHTS, TITLES , BENEFITS, ROYALTIES MINERAL AND PAYMENTS VESTED IN M.C. LUCKY BY THAT CERTAIN AGREEMENT BY AND BETWEEN THE STANDARD OIL COMPANY OF KANSAS, ET AL AND M.C. LUCKY ET AL, DATED MARCH 4,1933 AND NOW RECORDED IN VOLUME 159, PAGE 302, OF THE DEED RECORDS OF MONTGOMERY COUNTY, TEXAS, INCLUDING BUT NOT BY WAY OF LIMITATION AN UNDIVIDED 3/387 OF THE OIL, GAS AND OTHER MINERALS IN AND UNDER AND THAT MAY BE PRODUCED FROM 100 ACRES, MOL, IN THE LEMUEL SMITH SURVEY, ABSTR. NO. 502, IN MONTGOMERY COUNTY, TEXAS, MORE PARTICULARLY DESCRIBED IN SAID AGREEMENT TO WHICH REFERENCE IS HERE MADE AND THE LAND, IF ANY , NOT DESCRIBED IN SAID AGREEMENT BUT DESCRIBED IN THAT CERTAIN LEASE DATED DECEMBER 18, 1931, AND RECORDED IN VOLUME 156, PAGE 259, OF SAID RECORDS.  SAID LAND BEING NOW UNDER SAIL OIL AND GAS LEASE, IT IS UNDERSTOOD AND AGREED THAT THIS INTEREST IS SUBJECT TO THE TERMS OF SAID LEASE BUT COVERS AND INCLUDES 3/384 OF ALL OF THE OIL ROYALTIES AND GAS RENTALS OR ROYALTIES DUE AND TO BE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-502		LEMUEL SMITH	MONTGOMERY	TX

 CONTINUED FROM ENTRY ABOVE: PAID UNDER THE TERMS OF SAID LEASE. BEGINNING AT THE SE CORNER OF THE EICHLITZ 100 ACRES-IRON STAKE FOR CORNER  FROM WHICH A RED OAK 3 INCH MARKED X BRS.- 59 W 2 VRS. THENCE S. 60 W WITH THE S.B. LINE OF SAID EICHLITZ 100 ACRE TR. 289 VRS. TO A RED OAK MARKED X FOR CORNER.  THENCE N 30 W 244 18/100 VRS. TO AN IRON STAKE FOR CORNER FROM WHICH A RED OAK 8 INCH MARKED X BRS. S 26 W 1.4 VRS. THENCE N 60 E 289 VRS. TO A POINT ON THE E B LINE OF SAID 100 ACRE TR. A RED OAK 7 INCH MARKED X BRS. S 80 W 3.5 VRS.  THENCE S 30 E WITH EB LINE OF SAID 100 ACRE TR. 244.8 VRS. TO THE POB, AND CONTAINING TWELVE AND ONE-HALF ACRES (12 1/2) OF LAND, BEING A PART OF LEMUEL SMITH SURVEY ABSTR. NO. 502.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-307		W.C.C. LYNCH	MONTGOMERY	TX

THAT CERTAIN TR. OF LAND DESCRIBED  AS THE EAST TWO HUNDRED SEVENTY-FOUR AND 47/100 (274.47)ACRES OF THE W. C. C. LYNCH SURVEY, MONTGOMERY COUNTY, TEXAS, SAID SURVEY LYING APPROXIMATELY FIVE (5) MILES SOUTHEAST OF THE TOWN OF CONROE AND BOUNDED ON THE NORTH BY THE SURVEY OF STEPHEN BRYAN, ON THE WEST BY THE SURVEY OF EDWARD HALL, ON THE SOUTH BY THE SURVEY OF LEMUEL SMITH, AND ON THE EAST BY THE SURVEY OF A. HOUSE, AND BEING THE SAME SURVEY PATENTED TO SAID W. C. C. LYNCH IN 1845 BY THE STATE OF TEXAS, AND SAID 274.47 ACRE TR. BEING THE SAME TR. DESCRIBED IN ASSIGNMENT FROM STRAKE PETROLEUM COMPANY, INC. TO TIDE WATER OIL COMPANY, DATED JANUARY 1, 1933, AND OF RECORD IN VOL. 156, PAGE 137 OF THE MONTGOMERY COUNTY DEED RECORDS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-502		LEMUEL SMITH 2/3 LEAGUE	MONTGOMERY	TX

BEGINNING AT THE NW CORNER OF THE E 300 ACRES OUT OF THE 550 ACRE TR. KNOWN AS THE IVY MCNEESE TR.,  DESCRIBED IN  DEED FROM JOSEPH C. MEGGINSON TO IVY MCNEESE, DTD 3/10/1849, RECORDED IN VOL. 0, PAGE 2 OF THE MONTGOMERY COUNTY DEED RECORDS (SAID 300 ACRE TR. TO BE LOCATED BY RUNNING A LINE S 30 DEG. E FROM THE N.B.L. OF SAID 550 ACRE TR. TO THE S.B.L. THEREOF, PARALLEL WITH AND A SUFFICIENT DISTANCE W OF IT'S E.B.L. TO EMBRACE AND INCLUDE 300 ACRES OF LAND); THENCE FOLLOWING THE W LINE OF SAID 300 ACRE TR. S 30 DEG. E TO A POINT IN SAID WEST LINE NORTH 60 DEG. E OF THE NE CORNER OF THE A. H. WHITE 400 ACRE TR.,  DESCRIBED IN DEED FROM LEMUEL SMITH TO A. H. WHITE, OF RECORD IN VOL. M, PG 186 OF THE DEED RECORDS OF MONTGOMERY COUNTY; THENCE S 60 DEG. W INTERSECTING SAID NE CORNER AND CONTINUING THE SAME COURSE ALONG AND UPON THE MOST NORTHERN LINE OF SAID A. H. WHITE 400 ACRE TR. TO A POINT IN SAID NORTH LINE LOCATED AT SUCH A PLACE THAT A LINE RUN FROM SUCH POINT N 30 DEG. W TO THE N LINE OF SAID 550 ACRE TR.,  .

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-502		LEMUEL SMITH 2/3 LEAGUE	MONTGOMERY	TX

CONTINUED FROM ABOVE ENTRY: AND THEN TO THE POB WILL EMBRACE EXACTLY 75 ACRES OF LAND; THENCE FROM SAID POINT N 30 DEG. W TO THE N LINE OF SAID 550 ACRE TR.; THENCE ALONG SAID N LINE N 60 DEG. E TO THE POB, CONTAINING 75 ACRES OF LAND.  SAID 75 ACRES IS DESCRIBED IN THE DEED FROM CHARLES D. STEPHENS TO J. A. ELKINS DTD 12/20/1932, RECORDED IN VOL. 169, PG 412, OF THE MONTGOMERY COUNTY DEED RECORDS TO WHICH REFERENCE IS MADE.  PROVIDED, DURING THE TIME WHEN J.A. ELKINS IS (i )LIVING AND  (ii)THE OWNER OF SOME INTEREST IN THE LAND LAST ABOVE DESCRIBED, THIS INTEREST SHALL BE A 3/128 RI IN OIL AND GAS (INCLUDING CASINGHEAD GAS), 3/16 OF THE ROYALTY (NOT LESS THA $0.50 PER LONG TON) ON SULPHUR, AND 3/160 RI ON ALL OTHER MINERALS

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-188		JOHN A. DAVIS	MONTGOMERY	TX

THAT CERTAIN THIRTY-SIX & 46/100 (36.46) ACRES OF THE JOHN A. DAVIS SURVEY IN MONTGOMERY COUNTY, TEXAS, CONVEYED TO GRANTOR BY R. L. CARTRIGHT ON MARCH 9, 1928, BY DEED RECORDED IN VOL. 117, PAGE 825, OF THE DEED RECORDS OF MONTGOMERY COUNTY, TEXAS

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-188		JOHN A. DAVIS	MONTGOMERY	TX

THAT CERTAIN 54 ACRES OF LAND OUT OF THE JOHN DAVIS SURVEY IN MONTGOMERY COUNTY, TEXAS, CONVEYED BY F.A. TALLEY TO THE FIRST NATIONAL BANK IN CONRIE, BY DEED DATED AUGUST 4, 1936, RECORDED IN VOLUME 187, PAGE 457 OF THE MONTGOMERY COUNTY DEED RECORDS, SAID LAND BEING DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THE POLK MERCER TR.; THENCE WEST 834 VARAS TO HIS SOUTHWEST CORNER AT A STAKE FROM WHICH A PINE 16 IN. DIA. VRS. N. 25 W. 2 VRS; THENCE SOUTH 338-1/2 VRS. TO A STAKE FOR CORNER; THENCE EAST 834 VARAS TO JOHN STOWE'S WEST BOUNDARY LINE; THENCE NORTH 338-1/2 VARAS TO THE POB CONTAINING 50 ACRES OF LAND, MORE OR LESS, AND BEING THE SAME 50 ACRES OF LAND SOLD AND CONVEYED TO JACK HARRIS BY T. R. BROWN ON 13TH DAY OF APRIL, 1929, BY DEED DULY RECORDED IN DEED RECORDS OF MONTGOMERY COUNTY IN VOL. 122, PAGE 188.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-672		JOHN MCHORSE	MONTGOMERY	TX

THE SOUTH 100 ACRES OF THE JOHN MCHORSE 302.2 ACRE SURVEY, ABSTR. NO. 672, MONTGOMERY COUNTY, TEXAS, SAID 100 ACRES BEING DESCRIBED IN ASSIGNMENT OF OGL FROM H. L. ANDREWS TO HARRISON OIL COMPANY AND J. S. ABERCROMBIE COMPANY, DTD 2/24/1932 RECORDED IN VOL. 137, PAGES 353-5, DEED RECORDS OF MONTGOMERY COUNTY, TX, SAVE AND EXCEPT, HOWEVER, THE NORTHWEST FIFTEEN (15) ACRES OUT OF SAID ONE HUNDRED (100) ACRES ABOVE DESCRIBED, THE SAID FIFTEEN (15) ACRES HERE EXCEPTED AND RESERVED BEING THAT CERTAIN FIFTEEN (15) ACRES SET OUT AND DESCRIBED IN THAT CERTAIN LEASE ASSIGNMENT FROM J. S. ABERCROMBIE COMPANY, ET AL, TO HUMBLE OIL & REFINING COMPANY, DATED OCTOBER 17, 1933, RECORDED IN VOL. 166, PAGE 8, DEED RECORDS OF MONTGOMERY COUNTY, TEXAS, TO WHICH REFERENCE IS HERE MADE FOR PURPOSES OF MORE COMPLETE DESCRIPTION; AND THERE IS ALSO EXCEPTED FROM THIS CONVEYANCE THE LAND DESCRIBED IN DEED FROM GRANTORS TO EZRA MOOREHEAD RECORDED IN VOL. 146, PAGE 442, DEED RECORDS OF MONTGOMERY COUNTY, TEXAS, WHICH DEED COVERS APPROXIMATELY SEVEN AND SIX-TENTHS (7.6) ACRES OF LAND.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-188		JOHN A. DAVIS	MONTGOMERY	TX

544 ACRES OF LAND, MORE OR LESS, OUT OF THE JOHN A. DAVIS 1280 ACRE HEADRIGHT, ABSTR. NO. 188, DESCRIBED AS FOLLOWS:  BEGINNING AT THE NW CORNER OF THE SAID JOHN A. DAVIS SURVEY, WHENCE A P.O. 14 INCHES VRS. S 43 E 12 VRS. P.O. 14 IN. S 12 W 4 VRS., ELM 6 IN. S 40 E. 9 VRS; THENCE SOUTH 1900 VRS. TO SW CORNER OF SAID JOHN A. DAVIS SURVEY, A STAKE, WHENCE A P.O. 6 IN. S. 10--6 1/2 VRS.., A W. O. 15 IN. S 45 E 7 VRS., A P.O. 5 IN. S 15 E 10 VRS., AN R. O. 10 IN. W. 15 VRS; THENCE EAST 1919 VRS. TO SW CORNER OF R. L. CARTWRIGHT, JR., LAND, THE SAME BEING THE EAST 1/2 OF THE JOHN A. DAVIS SURVEY, A STAKE, WHENCE A W. O. 11 IN. S 83 E 8.4 VRS. A PIN OAK 4 IN. N 78 E 18.5 VRS. AN ELM 10 IN. S 45 E 11 VRS; THENCE NORTH 698 VRS. TO JACK HARRIS' SE CORNER, WHENCE A PIN OAK 16 IN. S 12 E 1.6 VRS.; A PINE 10 IN. N 42 L/2 W 10 VRS., A PINE 5 IN. N 45 1/2 W 6 1/2 VRS., A PIN OAK S. 76 1/2 W 10 VRS.; THENCE  WEST 285 VRS. JACK HARRIS' SW CORNER OF HIS 36.46 ACRE TR., WHENCE A PINE 9 IN. N 54 W 10 1/2 VRS., A PINE 7 IN. S 50 W 4 VRS. A P.O. 20 IN. N 89 W 13.5 VRS. A PINE 7 IN. N 37 E 11 1/2

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-188		JOHN A. DAVIS	MONTGOMERY	TX

CONTINUED FROM ENTRY ABOVE: VRS; THENCE NORTH WITH SAID HARRIS' WEST LINE 792 VRS. TO HIS NW CORNER, A STAKE, WHENCE A PIN OAK 4 IN. S 25 W 7/10 VRS., A MAGNOLIA 20 IN. N 65 W 9.6 VRS., A P.O. 15 IN. S 75 W 9.7 VRS; THENCE WEST 515 VRS. A STAKE, THE SW CORNER OF N.R. TAYLOR'S 56 ACRE TR., WHENCE A P.O. 12 IN. S 45 W 10 VRS., A RED OAK 15 IN. S 30 W 12 VRS., A PINE 10 IN. N. 38 E 10 VRS; THENCE NORTH 400 VRS. A STAKE ON WEST BANK OF LITTY CHRYSTAL CREEK THE NW CORNER OF SAID N. R. TAYLOR 56 ACRE TR., WHENCE A MAGNOLIA 15 IN. N 80 W 6 VRS., A MAGNOLIA 25 IN. S 45 W 7 VRS., A PINE 10 IN. S 10 W. 8 VRS; THENCE WEST 1119 VRS. TO POB. PROVIDED, THIS INTEREST EXTENDS AS LONG AS OIL, GAS OR OTHER MINERALS ARE PRODUCED FROM SAID LAND IN PAYING QUANTITIES

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-244		RANSOM HOUSE	MONTGOMERY	TX

BEG. AT THE SW CORNER OF SAID RANSOM HOUSE SURVEY, AND RUNNING THENCE N 60 DEG. 12' E WITH THE S LINE OF SAID RANSOM HOUSE SURVEY, A DISTANCE OF 10,011.66 FT. TO THE SW CORNER OF THE J. R. STEWART 20.7 ACRE TR.; THENCE NORTH 14 DEG. 51' WEST WITH THE WEST LINE OF THE SAID J. R. STEWART 20.7 ACRE TR., A DISTANCE OF 966.11 FT. TO THE NW CORNER OF SAID TR.; THENCE NORTH 60 DEG. 12' EAST WITH THE NORTH LINE OF SAID J. R. STEWART 20.7 ACRE TR. A DISTANCE OF 966.11 FT. TO ITS NE CORNER, A POINT ON THE E LINE OF SAID RANSOM HOUSE SURVEY; THENCE NORTH 14 DEG. 51' W WITH THE E LINE OF SAID RANSOM HOUSE SURVEY, A DISTANCE OF 1636.67 FT. TO A STAKE ON SAID E LINE OF SAID SURVEY AND BEING THE NE CORNER OF THIS TR.; THENCE S 75 DEG. 42; W A DISTANCE OF 5,121.94 FT. TO A STAKE ON THE WEST LINE OF SAID RANSOM HOUSE SURVEY, BEING ALSO THE MOST NORTHERLY NW CORNER OF THIS TR.; THENCE S 15 DEG. 0' E WITH THE W LINE OF SAID RANSOM HOUSE SURVEY, A DISTANCE OF 595.55 FT. TO A STAKE ON THE W LINE OF SAID SURVEY, BEING ALSO THE NW CORNER OF THE JOHN RHODEN 2-ACRE TR.; THENCE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-244		RANSOM HOUSE	MONTGOMERY	TX

CONTINUED FROM ENTRY ABOVE: NORTH 76 DEG. 53' EAST WITH THE NORTH LINE OF SAID JOHN RHODEN 2-ACRE TR., A DISTANCE OF 225.8 FT., BEING ALSO THE NORTHEAST CORNER OF SAID 2-ACRE TR. AND THE NW CORNER OF A 3.35 ACRE TR.; THENCE SOUTH 15 DEG. 0' EAST, WITH THE EAST LINE OF SAID 2-ACRE TR. AND THE WEST LINE OF SAID 3.35 ACRE TR., A DISTANCE OF 388 FT. TO A POINT, BEING THE SE CORNER OF SAID JOHN RHODEN 2-ACRE TR. AND ON THE WEST LINE OF A 3.35 ACRE TR.; THENCE SOUTH 75 DEG. 25' WEST, WITH THE SOUTH LINE OF SAID JOHN RHODEN 2-ACRE TR., A DISTANCE OF 225.8 FT. TO A POINT ON THE WEST LINE OF SAID RANSOM HOUSE SURVEY AND THE EAST LINE OF THE WILSON STRICKLAND SURVEY, BEING ALSO THE SOUTHWEST CORNER OF THE SAID JOHN RHODEN 2-ACRE TR.; THENCE SOUTH 14 DEG. 47' EAST WITH THE WEST LINE OF SAID RANSOM HOUSE SURVEY AND THE EAST LINE OF SAID WILSON STRICKLAND SURVEY, A DISTANCE OF 2,599.16 FT. TO  A POINT, BEING AN INTERIOR CORNER OF SAID RANSOM HOUSE SURVEY AND THE SE CORNER OF SAID WILSON STRICKLAND SURVEY; THENCE SOUTH 75 DEG. 0' WEST WITH THE SOUTH LINE OF SAID WILSON STRICKLAND SURVEY, A DISTANCE OF 5,497.78 FT. TO A STAKE, BEING THE MOST

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-244		RANSOM HOUSE	MONTGOMERY	TX

CONTINUED FROM ENTRY ABOVE: SOUTHERLY NW CORNER OF SAID RANSOM HOUSE SURVEY AND THE SW CORNER OF SAID WILSON STRICKLAND SURVEY; THENCE S 14 DEG. 52; E WITH THE W LINE OF SAID RANSOM HOUSE SURVEY, A DISTANCE OF 1894.45 FT. TO THE POB, AND CONTAINING 513.62 ACRES;  SAVE AND EXCEPT FROM THE ABOVE DESCRIBED 513.62 ACRE TR., TWO TR.S, ONE OF 1.65 ACRES, AND ONE OF 3.35 ACRES, DESCRIBED AS FOLLOWS:  1.65 ACRE TR., BEG.AT THE NW CORNER OF THE 2-ACRE TR., OWNED BY JOHN RHODEN IN THE SAID RANSOM HOUSE SURVEY, SAID 2-ACRE TR. BEING THE SAME TR. OF LAND PURCHASED BY JOHN RHODEN FROM LAURA S. HARDY, SAID BEG. CORNER BEING IN THE E LINE OF THE WILSON STRICKLAND SURVEY; THENCE N 15 DEG. 0' WEST, 610 FT. WITH SAID E.L. TO CORNER; THENCE N 75 DEG. 32' EAST 179 FT. TO CORNER; THENCE S 1 DEGREE 17' E 428.5 FT. TO CORNER; THENCE S 31 DEG. 28' E 99 FT. TO CORNER; THENCE S 75 DEG. W 107 FT. WITH SAID N.L. TO THE POB, CONTAINING 1.65 ACRES, MOL.  3.35 ACRE TR., BEG. AT THE SE CORNER OF THAT SAID 2-ACRE TR. HERETOFORE PURCHASED BY JOHN RHODEN FROM MRS. LAURA S. HARDY; THENCE S 8

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	638	124	A-244		RANSOM HOUSE	MONTGOMERY	TX

CONTINUED FROM ENTRY ABOVE: DEG. 18; E 96 FT. TO A CORNER; THENCE N 78 DEG. 12' E 270 FT. TO CORNER; THENCE N 9 DEG. 48' W 245.2 FT. TO A CORNER; THENCE N 36 DEG. 42' EAST 92.7 FT. TO A CORNER; THENCE N 3 DEG. 12' E 146.6 FT. TO A CORNER; THENCE S 82 DEG. 42' W 228.2 FT. TO A CORNER; THENCE S 84 DEG. 09' W 174.7 FT. TO A CORNER, WHICH IS THE NE CORNER OF SAID 2-ACRE TR.; THENCE S 15 DEG. 0' E 388 FT. ALONG THE E.L. OF SAID 2-ACRE TR. TO THE POB, CONTAINING 3.35 ACRES, MOL.  BEING THE SAME LAND DESCRIBED IN THE OGL EXECUTED BY ELIZABETH MOODY, ET VIR TO D. D. BRUTON OF DATE JANUARY 6, 1932, RECORDED VOL. 136 AT PAGE 489 OF THE DEED RECORDS OF MONTGOMERY COUNTY, TX, TO WHICH SAID LEASE AND THE RECORD THEREOF REFERENCE IS MADE.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	253	328	18, 19, 20, 21			NUECES	TX

ALL THE LANDS DESCRIBED IN AND COVERED BY LEASE, FROM M.L. RIVERS AND OTHERS TO S.E.W. OIL CORPORATION, DATED FEBRUARU 15, 1941, RECORDED IN VOLUME 63, PAGE 178 OF THE OIL AND GAS RECORDS OF NUECES COUNTY, TEXAS, CONSISTING OF TRACT OF  801.25 ACRES OF LAND, MORE OR LESS, OUT OF THE EASTERN PORTION OF SECTIONS 18 AND 19, AND ALL OF SECTIONS 20 AND 21 OF THE BENTON RANCH SUBDIVISION, MORE PARTICULARLY DESCRIBED IN THAT CERTAIN DEED DATED OCTOBER 17, 1912, RECORDED IN VOLUME 86, PAGE 358, FROM FRANK J. ALLEN TO LUCY J. RIVERS, WHICH TRACT CONTAINED 946.25 ACRES, LESS THOSE TWO CERTAIN TRACTS MORE PARTICULARLY DESCRIBED RESPECTIVELY IN DEED FROM LUCY J. RIVERS TO JOHN ESTRADA DATED NOVEMBER 6, 1915, RECORDED IN VOLUME 112, PAGE 11, CONTAINING 72.5 ACRES AND IN THAT DEED FROM LUCY J. RIVERS TO JOSE & FELIX ENREQUEZ, DATED NOVEMBER 6, 1915, RECORDED IN VOL. 12, PAGE 10, CONTAINING 72.5 ACRES. PROVIDED, THIS INTEREST SHALL BE A 1/32 RI WITH RESPECT TO ALL PRODUCTION OTHER THAN PRODUCTION UNDER THE TERMS OF SAID LEASE.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967			3		BONNIE VIEW RANCH	REFUGIO	TX

ALL THAT TRACT OR PARCEL OF LAND KNOWN AS THE NORTHWEST ONE QUARTER OF TRACT OR SECTION THREE (3) OF THE JOHNSON AND PUGH SUBDIVISION FOR BONNIE VIEW RANCH AS SHOWN BY THE MAP OR PLAT OF SAID SUBDIVISION OF RECORD IN THE MAP RECORDS OF REFUGIO COUNTY, TEXAS, IN VOL. 1, PAGE 3, AND BEING THE SAME LAND CONVEYED TO J. W. SPAULDING BY W. C. JOHNSON AND GEO. B. PUGH BY DEED DATED MARCH 26, 1907, AND RECORDED IN DEED RECORDS OF REFUGIO COUNTY, TEXAS, IN VOL. T, PAGE 628.FOR SO LONG AS OIL, GAS OR OTHER MINERALS IS PRODUCED FROM SAID LAND IN PAYING QUANTITIES

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967			1		BONNIE VIEW RANCH	REFUGIO	TX

THE SOUTHWEST QUARTER OF SECTION 1 OF THAT CERTAIN TRACT OF 4907.3 ACRES CONVEYED BY T. D. WOOD TO JOHNSON AND GEO. B. PUGH BY DEED DATED JAN. 2, 1907, AND OF RECORD IN BOOK T, PAGE 518, DEED RECORDS OF REFUGIO COUNTY, TEXAS, SAID TRACT OF LAND BEING FURTHER SET OUT ON MAP OR PLAT RECORDED IN VOLUME 1, PAGE 3, MAPRECORDS OF REFUGIO COUNTY, TEXAS, COMPRISING 160 ACRES, MORE OR LESS.  SAID LAND BEING PART OF BONNIE VIEW RANCH,  FOR SO LONG AS OIL, GAS OR OTHER MINERALS IS PRODUCED FROM SAID LAND IN PAYING QUANTITIES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	195	375	LOTS 8-A, 11-A, 12-A		JOHN HART & THREE SONS	SAN PATRICIO	TX

240 ACRES OF LAND, MORE OR LESS, OUT OF THE JOHN HART AND THREE (3) SONS SURVEY, BEGIN LOTS NOS. 8-A, 11-A AND 12-A, OUT OF THE CUBAGE AND MILLER SUBDIVISION OF THE O'CONNOR RANCH, AS SHOWN BY MAP OF SAID SUBDIVISION, RECORDED IN VOL. 2, PAGE 16 OF THE MAP RECORDS OF SAN PATRICIO COUNTY, TEXAS, TO WHICH REFERENCE IS HERE MADE FOR FURTHER DESCRIPTION.PROVIDED, IF ANY FUTURE LEASE PROVIDES FOR A ROYALTY IN EXCESS OF 1/8, THEN THIS INTEREST SHALL INCLUDE 1/4 OF SUCH ROYALTY RESERVED IN SUCH LEASE; THIS INTEREST EXTENDS SO LONG AS OIL, GAS OR OTHER MINERALS ARE PRODUCED FROM SAID LANDS IN PAYING QUANTITIES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454	449	97	H. & T.C. RR	SCURRY	TX

ALL OF SECTION 449, CERT. 43/5727, BLOCK 97, H & T.C. RY. CO. SURVEY CONTAINING 650.3 ACRES, MORE OR LESS. PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 31.5/5852.7 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454	393	97	H. & T.C. RR	SCURRY	TX	THE SOUTH ONE-HALF (S/2) OF SECTION 393, BLOCK 97, H. & T. C. RY. CO. SURVEY.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454	18		J.P SMITH, PATENT 414	SCURRY	TX

ALL OF THE E2 SEC 18, OF THE J. P. SMITH SURVEY, PATENT 414, IN VOLUME 7, ABSTRACT 473, LESS 5.92 ACRES TAKEN UP BY RIGHT OF WAY OF R. S. & P. RY. CO. AND P. & N. T. RY. CO., AND CONTAINING 314.08 ACRES, MORE OR LESS.  PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/8, THIS INTEREST SHALL INCLUDE 1/32 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454			20, J.P. SMITH	SCURRY	TX

 ALL OF TRACT NO. 9 OF THE DALLAS TRUST AND SAVINGS BANK SUBDIVISION OF SURVEY 20, J. P. SMITH SURVEY IN SCURRY COUNTY, CONTAINING 136 ACRES OF LAND, MOL ACCORDING TO THE MAP OR PLAT OF SAME APPEARING OF RECORD IN VOLUME 41, PAGE 20, OF THE DEED OF RECORDS OF SCURRY COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:  BEGINNING AT A STAKE 40 FEET W OF THE NW CORNER OF SURVEY NO. 8 AND ON THE SOUTH BOUNDARY LINE OF SECTION 383, BLOCK 97; THENCE WEST WITH SAID LINE 972.6 VARAS TO A STAKE IN SAID LINE, THE NE CORNER OF SURVEY NO. 10; THENCE S 799 VARAS TO A STAKE MARKED "X", THE NW CORNER OF SURVEY NO. 12; THENCE E 972.6 VARAS TO A STAKE 40 FEET W OF A STAKE MARKED NW 13; THENCE N 40 FEET W AND PARALLEL TO THE WEST LINE OF SURVEY NO. 8, 782 VARAS TO THE PLACE OF BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454			20, J.P. SMITH	SCURRY	TX

BEING ALL OF TRACT NO. 10 OF THE DALLAS TRUST & SAVINGS BANK SUBDIVISION OF SURVEY NO. 20, J. P. SMITH SURVEYS IN SCURRY COUNTY, TEXAS, CONTAINING 105 ACRES OF LAND, MORE OR LESS, ACCORDING TO THE MAP OR PLAT OF SAME APPEARING OF RECORD IN VOLUME 41, PAGE 20, OF THE DEED RECORDS OF SCURRY COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:  BEGINNING AT A STONE MOUND AND POST BEING THE SW CORNER OF SECTION 383 AND THE SE CORNER OF SECTION 382, AND THE NE CORNER OF SECTION 339, BLOCK 97, AND THE NW CORNER OF SECTION 20 TO J. P. SMITH; THENCE S 1 DEG 5" W WITH THE E LINE OF SECTION 339, BLOCK 97, AT 811 VARAS A STAKE IN ROAD MARKED N.W. 11 S.W. 10; THENCE E 744 VARAS, POST MARKED S.W. 9; THENCE N 799 VARAS, POST IN ROAD MARKED N.E. 10; THENCE N 88 DEG 55" W WITH THE S LINE OF SECTION 383, BLOCK 97, 730 VARAS TO PLACE OF BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454			20, J.P. SMITH	SCURRY	TX

ALL OF TRACT NO. 11 OF THE DALLAS TRUST AND SAVINGS BANK SUBDIVISION OF SURVEY NO. 20, J. P. SMITH SURVEYS IN SCURRY COUNTY, TEXAS, CONTAINING 126-1/2 ACRES OF LAND, MORE OR LESS, ACCORDING TO THE MAP OR PLAT OF THE SAME APPEARING OF RECORD IN VOLUME 41, PAGE 20, OF THE DEED RECORD OF SCURRY COUNTY, TEXAS, AND MORE PARTICULARLY DESCRIBED BY METES AND  BOUNDS AS FOLLOWS: BEGINNING AT 811 VARAS SOUTH 1 DEG 5" W OF THE NE CORNER 0F SURVEY NO. 10, A POST IN THE ROAD; THENCE SOUTH 1 DEG 5" WEST 950 VARAS, A POST IN THE ROAD MARKED S.. W. 11: THENCE EAST 761 VARAS, A STAKE MARKED N.W. 19, 65 VARAS NORTH OF THE NW CORNER OF SAID SURVEY 19; THENCE NORTH 950 VARAS, A STAKE MARKED S.W. 9; THENCE WEST 744 VARAS TO THE PLACE OF BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454			GRIMES RANCH LANDS	SCURRY	TX

ALL OF TRACT NO. 12 IN THE GRIMES RANCH LANDS SURVEYS IN SCURRY COUNTY, TEXAS, AND BEING A PART OF ORIGINAL SURVEY NO. 20, J. P. SMITH, PATENT 402, IN VOLUME 7, SITUATED 7 MILES NORTHWEST OF SNYDER, TEXAS, AND MORE FULLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A STAKE MARKED S.E. 11,842 VARAS NORTH FROM THE NW CORNER OF SECTION 19; THENCE EAST 972.6 VARAS TO A STAKE 49 FEET WEST OF THE SW CORNER OF SURVEY NO. 13  THENCE NORTH 950 VARAS TO A STAKE 40 FEET WEST OF THE SW CORNER OF SURVEY NO. 8; THENCE WEST 972.6 VARAS TO A STAKE, THE SE CORNER OF SURVEY NO. 10; THENCE SOUTH 950 VARAS TO THE PLACE OF BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454	196	97	H. & T.C. RR	SCURRY	TX

BEING ALL OF THE S2 OF SECTION 196, IN BLOCK 97, H. & T.C. RY. CO. SURVEYS, CERTIFICATE NO. 43/5600, CONTAINING 320 ACRES, MORE OR LESS.PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 1/64, THIS INTEREST SHALL INCLUDE 31.5/5852.7 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454	183	97	H. & T.C. RR	SCURRY	TX

ALL OF THE NW OF SECTION 183, IN BLOCK 97, H. & T. C. RY. CO. SURVEYS, CERTIFICATE NO. 43/5594, SCURRY COUNTY, TEXAS, CONTAINING 162.14 ACRES MORE OR LESS.  PROVIDED, IF ANY LEASE SHALL PROVIDE FOR A ROYALTY IN EXCESS OF 5/162.14, THIS INTEREST SHALL INCLUDE 31.5/5852.7 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	235	454	201	97	H. & T.C. RR	SCURRY	TX	S2 OF SECTION 201, BLOCK 97, H & TC RY. CO. SURVEY, CONTAINING 321 ACRES, MORE OR LESS.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	326	433			T.R. WRIGHT, NO. 6	STARR	TX

ALL OF THE T. R. WRIGHT SURVEY NO. 6, S. F. 12848 AND BEING THE SAME LAND DESCRIBED IN PATENT NO. 373, VOLUME 76-A, TO JOHN P. GILBERT, ASSIGNEE, DATED MAY 31, 1940, OF RECORD IN VOL. 115, PAGE 136, REAL ESTATE RECORDS OF STARR COUNTY, TEXAS, CONTAINING 145.59 ACRES, MOL FREE OF COST EXCEPT FOR TAXES MEASURED BY PRODUCTION, SAID INTEREST BEING A ROYALTY; TOGETHER WITH AN UNDIVIDED 1/2 INTEREST IN AND TO THE LAND LAST ABOVE DESCRIBED, SUBJECT TO OUTSTANDING MINERAL AND ROYALTY INTERESTS OF RECORD AND OWNED BY THE STATE OF TX.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	372	162	5		G.C. & S.F. RAILWAY, PATENT 373, VOL. 73	UPTON	TX

ALL OF THE NORTH HALF (N-1/2) AND THE SOUTHEAST QUARTER  (SE-1/4) OF SECTION NO. FIVE (5), CERTIFICATE NO. 4262, G. C. & S. F. RAILWAY COMPANY LAND, PATENTED TO W. B. ISHAM, ASSIGNEE OF THE G. C. & S. F. RAILWAY COMPANY, JULY 23, 1883, BY PATENT NO. 373, VOLUME NO. 73, TO WHICH PATENT AND THE RECORD THEREOF REFERENCE IS HEREBY MADE FOR FURTHER DESCRIPTION OF LAND.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 71	VAN ZANDT	TX

FIRST TRACT:  38 ACRES OUT OF THE JOHN WALLING SURVEY, BEING THE LAND DEEDED BY W. F. SWAIN AND WIFE, R. A. SWAIN, TO R. E. BRAWNER AND HUSBAND, L. M. BRAWNER, BY DEED RECORDED IN VOLUME 128, PAGE 92, VAN ZANDT COUNTY DEED RECORDS, TO WHICH DEED REFERENCE IS HERE MADE FOR ALL PURPOSES, AND DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT NW COR. OF A TRACT SOLD BY USE TO W. F. SWAIN, A FORKED P.O. VRS. N 32 1/2 E 14.8 VRS. A HICK 18 IN DIA. VRS. S 51 E 15.2 VRS.; THENCE E WITH W. F. SWAIN N. B. L. AT 512.2 VRS. TO HIS NE COR. P.O. VRS. S 17 1/2 W 6.7 VRS., A B. J. VRS. N 23 W 12 VRS.; THENCE N 401.8 VRS. TO COR. ON THE N B. L. OF SAID JOHN WALLING LEAGUE, A P.O. 13 IN DIA. VRS. S 37 1/2 W 18 VRS. DO 16 IN DIA. VRS. S 62 W 20.8 VRS.; THENCE W WITH SAID N. B. L. AT 512.2 VRS., THE ORIGINAL NW COR. OF SAID LEAGUE, A. B. J. 16 IN DIA. VRS. N 68 E 7.9 VRS. DO 6 IN. DIA. VRS. S 42 E 8.1 VRS.; THENCE S 401.6 VRS. WITH THE W. B. L. OF SAID LEAGUE TO THE POB

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 71	VAN ZANDT	TX

SECOND TRACT:  31.4 ACRES OUT OF THE JOHN WALLING SURVEY, BEING THE SAME LAND DEED BY W. F. SWAIN AND WIFE, R. A. SWAIN, TO R. E. BRAWNER AND L. M. BRAWNER, BY DEED RECORDED IN VOLUME 128, PAGE 91, VAN ZANDT COUNTY DEED RECORDS, TO WHICH DEED REFERENCE IS HERE MADE FOR ALL PURPOSES AND DESCRIBED BY METES AND BOUNDS AS FOLLOWS:  BEGINNING AT THE SE COR. OF A SURVEY OF 36 ACRES SOLD BY US TO R. E. AND L. M. BRAWNER ON MARCH 31, 1905, A P.O. S. 17 1/2 W 6.7 VRS., A B. J. N 23 W 12 1/2 W 12 1/2 VRS.; THENCE N 2 W 401.8 VRS. TO COR. A P.O. 13 VRS. S 37 1/2 W 8 1/2 VRS. DO 16 S 62 W 20.8 VRS.; THENCE E 428 VRS. TO COR. A P.O. S 33 10 VRS. DO S 7 1/2 E 10.4 VRS.; THENCE S. 420 VRS. 9 DEG. VARI TO COR. A P.O. N 13 W 7 1/2 VRS. A HICK N 25 W 13.8 VRS.; THENCE W 417.9 VRS. TO THE BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 71	VAN ZANDT	TX

THIRD TRACT: 46.3 ACRES OUT OF THE JOHN WALLING SURVEY, BEING THE SAME LAND DEEDED BY W. F. SWAIN AND OTHERS TO ROSIE BRAWNER BY DEED RECORDED IN VOLUME 169, PAGE 385, VAN ZANDT COUNTY DEED RECORDS, REFERENCE TO WHICH IS HERE MADE FOR ALL PURPOSES, AND DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT SE COR. OF SAID BLOCK, SAME BEING DESCRIBED IN VOLUME 29, PAGE 450, DEED RECORDS OF VAN ZANDT COUNTY, TEXAS; THENCE N WITH E LINE OF SAME 836 6/10 VRS. TO NE COR. OF SAME AND N. LINE OF SAID SURVEY; THENCE W. WITH SAID LINE 305 VRS. TO NE COR. OF SAID BRAWNER'S 31 4/10 ACRE TRACT; THENCE S. WITH ITS E LINE AND THE E LINE OF SAID BRAWNER'S 32 3/10 ACRE TRACT ON SAID BLOCK 1 AT 836 6/10 VRS. TO ITS SE COR. ON THE LINE BETWEEN BLOCKS 1 AND 3; THENCE E. WITH SAID LINE 311 VRS TO THE BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 71	VAN ZANDT	TX

FOURTH TRACT:  THAT CERTAIN TRACT OR PARCEL OF LAND, BEING A PART OF THE WILLIAM DANIEL HEADRIGHT SURVEY GRANTED BY LETTERS PATENT OF THE STATE OF TEXAS AND BOUNDED AS FOLLOWS:  BEG. AT THE NW COR. OF 171 ACRES SOLD TO W. G. CARTER BY MARY E. MURPHREE BY DEED DTD 3/7/1883 A B. J. 12" IN DIA. VRS. S 14 E 7, A B. J. 6: IN DIAM VRS. S 68 E 7 1/2 VRS. WHICH B. J. MARKED X 7 VRS. TO THE OTHER X 7 VRS. 10 DEG. S 23 VRS.; TEHNCE W 256 VRS. TO COR.; THENCE 50 VRS. ON THE JOHN GOODMAN SURVEY FOR COR.; THENCE N TO BRANCH; THENCE WITH THE MEANDERS OF SAID BRANCH TO THE N LINE OF SAID WILLIAM DANIEL SURVEY 950 VRS. TO THE NW COR. OF THE S. DIVISION OF SAID SUR. DEEDED BY WILLIAM DANIEL TO A. A. NELSON; THENCE E ALONG THE N. B. L. OF SAID S. DIVISION TO THE NW COR. DEEDED BY S. M. MURPHY TO SAMUEL COKER AND HIS TWO SISTERS; THENCE S. TO THE POB CONTAINING 47 ACRES OF LAND, MOL, SAVE AND EXCEPT, 15 ACRES OFF THE N. END OF SAID TR. SOLD TO J. D. LISTENBEE AND BEING THE SAME LAND SOLD AND CONVEYED TO G. J. LUTHER BY W. S. BRANNON BY DEED DTD 10/3/1925, RECORDED IN VOLUME 167, PAGE 61, DEED RECORDS OF VAN ZANDT COUNTY, TX.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 71	VAN ZANDT	TX

FIFTH TRACT:  40.07 ACRES OUT OF THE JOHN WALLING SURVEY, BEING THE SAME LAND DESCRIBED IN DEED DATED JANUARY 16, 1915, FROM W. T. SWAIN AND WIFE, R. A. SWAIN, TO O. L. SWAIN, RECORDED IN VOLUME 113, PAGE 343, VAN ZANDT COUNTY DEED RECORDS, TO WHICH DEED REFERENCE IS HERE MADE FOR ALL PURPOSES AND DESCRIBED BY METES AND BOUNDS AS FOLLOWS:  BEGINNING AT A POINT ABOUT 2 MILES W AND 475 2/10 VRS. S OF THE ORIGINAL NE COR. OF SAID SURVEY, A B. J. VRS. S 63 E 5 2/3 VRS. DO VRS. N 68 E 4 VRS.; THENCE S 454 2/10 VRS. TO COR., A B. J. VRS. E. 14 VRS.; THENCE S 89 1/4 E 502 VRS. TO COR. A B. J. VRS. N 46 W 11 VRS.., A B. O. VRS. N 6 E 1 3/4 VRS.; THENCE N 461 VRS. TO COR. A B. J. S 33 1/2 W 6 VRS., A R. O. VRS. S 69 E 10 VRS.; THENCE W 502 VRS. TO THE PLACE OF BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 71	VAN ZANDT	TX

SIXTH TRACT:  40 ACRES OUT OF THE JOHN WALLING SURVEY, BEING THE SAME LAND DESCRIBED IN DEED DATED MARCH 23, 1926, FROM W. F. SWAIN AND WIFE, ODUS SWAIN, AND ROSIE BRAWNER AND HUSBAND, L. M. BRAWNER, TO O. I. SWAIN, RECORDED IN VOLUME 169, PAGE 384, VAN ZANDT COUNTY DEED RECORDS TO WHICH DEED REFERENCE IS HERE MADE FOR ALL PURPOSES, SAID LAND BEING A PART OF AN 88 ACRE TRACT DESCRIBED IN DEED RECORDED IN VOLUME U, PAGE 280, VAN ZANT COUNTY DEED RECORDS, SAID 40 ACRE TRACT BEING DESCRIBED BY METES AND BOUNDS AS FOLLOWS:  BEGINNING AT SE COR. OF SAID TRACT, A P.O. VRS. S 34 W 8 1/2 VRS.; THENCE W WITH S LINE OF SAME 313 1/3 VRS. TO COR.; THENCE N. 695 2/10 VRS. TO N LINE OF SAID TRACT, BEING THE N LINE OF BLOCK 3 OF SAID LEAGUE; THENCE E WITH SAID LINE TO NE COR. OF SAID TRACT AND BLOCK 3, AT 313 1/3 VRS.; THENCE S WITH E LINE OF SAME 695 2/10 VRS. TO THE BEGINNING.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1		8	NACOGDOCHES SCHOOL	VAN ZANDT	TX

SEVENTH TRACT: 41 ACRES, MORE OR LESS, BEING A PART OF BLOCK 8 OF SAID NACOGDOCHES SCHOOL SURVEY, ABSTRACT 620.  BEGINNING AT THE NE COR. OF A 114 ACRE TRACT DEED BY NACOGDOCHES COUNTY TO T. G. MCDOW, A POST OAK 12" IN DIA. MARKED X ON FOUR SIDES FOR COR.; THENCE S 428 VRS. TO COR.; THENCE W 176 VRS. TO COR.; THENCE S 169 VRS. TO THE NE COR. OF A 30 ACRE TRACT OF SAME SURVEY FORMERLY DEEDED TO A. F. MAGERS BY I. W. THOMPSON; THENCE W 279 1/2 VRS. TO COR.; THENCE N. 507 VRS. TO COR. A B. O. 16" IN DIA. BRS. S. 71 1/2 W 8.6 VRS.,  A R. O. B. O. 16" IN DIA. VRS. S. 71 1/2 W 8.6 VRS., A R. O. B. O. 16" IN DIA. VRS. S 71 1/2 W. 8.6 VRS., A R. O. 6" IN DIA. VRS. S 2 E 7.6 VRS.; THENCE E. 453 1/5 VRS. TO THE PLACE OF BEGINNING, CONTAINING 41 ACRES OF LAND, MORE OR LESS, AND BEING THE SAME DESCRIBED IN DEED DATED OCTOBER 15, 1919, FROM I. W. THOMPSON AND WIFE TO A. F. MAGERS, RECORDED IN VOLUME 134, PAGE 151, DEED RECORDS OF VAN ZANDT COUNTY, TEXAS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-620	8	NACOGDOCHES SCHOOL	VAN ZANDT	TX

 EIGHTH TRACT:   30 ACRES OUT OF THE NACOGDOCHES SCHOOL SURVEY, ABSTRACT 620, BEING A PART OF BLOCK 8, DESCRIBED AS FOLLOWS:  BEGINNING AT THE NW COR. OF BLOCK 3 OF SAID SURVEY, A P.O. VRS. N 57 W 9 1/8 VRS., ANOTHER VRS. S 24 W 6.87 VRS.; THENCE N 303.48 VRS. TO COR., A P.O. VRS. N 18 W 5 1/2 TO A R. O. VRS. S. 9 E 23 VRS.; THENCE E 3/4 THE DISTANCE OF THE ORIGINAL 718.7 VRS.; THENCE S TO THE S LINE OF THE ORIGINAL 718.7 VRS.; THENCE S. TO THE S LINE OF THE ORIGINAL 40 ACRE TRACT; THENCE W. TO THE PLACE OF BEGINNING, BEING 30 ACRES OFF OF THE W END OF I. W. THOMPSON'S 40 ACRE TRACT, AND BEING THE SAME LAND DESCRIBED IN A DEED DATED AUGUST 8, 1917, FROM I. W. THOMPSON TO A. F. MAGERS, RECORDED IN VOLUME 139, PAGE 596, DEED RECORDS OF VAN ZANDT COUNTY, TEXAS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-620		NACOGDOCHES SCHOOL	VAN ZANDT	TX

NINTH TRACT:  1 1/2 ACRES OUT OF THE NACOGDOCHES SCHOOL SURVEY, ABSTRACT 620.  BEGINNING AT THE NW COR. OF SAID BLOCK 3; THENCE S 98 YDS.; THENCE E 86 YDS.; THENCE N. 98 YDS.; THENCE W 86 YDS. TO THE PLACE OF BEGINNING, CONTAINING 1 1/2 ACRES OF LAND, MORE OR LESS

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 891	VAN ZANDT	TX

TENTH TRACT: BEING A PART OF THE JOHN WALLING LEAGUE SURVEY 891, AND BEGINNING AT THE NE COR. OF DIVISION NO. 6; THENCE N A FEW DEG. W WITH THE W.. B. L. OF A TRACT OF LAND FORMERLY SOLD TO T. J. WALLACE BY E. L. FOWLER AND WIFE, D. V. FOWLER, 404 YDS. TO COR. ON THE S. B. L. OF THE J. E. PRATHER LAND; THENCE W WITH SAID S. B. L. OF PRATHER LAND 372 VRS.; THENCE S 228 VRS. TO COR.; THENCE E 310 YDS. TO COR.; THENCE S 184 YDS. TO COR.; THENCE E TO TO THE N. B. L. OF FIRST SAID DIVISION #6, 129 YDS. TO THE PLACE OF BEGINNING, AND CONTAINING 22 1/2 ACRES OF LAND, MORE OR LESS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1		2	JOHN WALLING, NO. 71	VAN ZANDT	TX

ELEVENTH TRACT:  40 ACRES, MORE OR LESS, OF THE JOHN WALLING LEAGUE, SURVEY #71, AND BEGINNING AT THE NW COR. OF BLOCK 2 IN SUBDIVISION OF THE SAID LEAGUE, A P. O. 12" IN DIA. VRS. S 44 E 2 1/3 VRS. B. J. 6" IN DIA. VRS. N 51 E 2 1/2 VRS.; THENCE E. 522 1/2 VRS. TO THE NE COR. OF SAID BLOCK 2, A P.O. VRS. DUE W 7 VRS., A B. J. BRS. S 78 E. 10 VRS.; THENCE N 20 W 436 VRS. TO A COR. A P.O. BRS. S 17 1/2 W 6.2 VRS., A B. J. BRS. W 23 W 12 1/2 VRS.; THENCE W. 512 VRS. TO A COR. FORMED P. O. BRS. N 38 1/2 E 14.8 VRS., A HICKORY 18" IN DIA. BRS. S 51 E 15.3 VRS.; THENCE S. WITH THE W. B. L. OF SAID LEAGUE AT OR TO THE PLACE OF BEGINNING, CONTAINING 40 ACRES OF LAND, AND BEING THE SAME LAND AS THAT DESCRIBED IN DEED DATED AUGUST 16, 1901, AND RECORDED IN VOLUME 126, PAGE 514, DEED RECORDS OF VAN ZANDT COUNTY, TEXAS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 71	VAN ZANDT	TX

TWELFTH TRACT:  48 ACRES OUT OF THE JOHN WALLING SURVEY #71 IN VAN ZANDT COUNTY, TEXAS, AND BEGINNING AT THE NW COR. OF BLOCK 3 AND THE NE COR. OF BLOCK 2 OF SAID LEAGUE, A P.O. BRS. W 7 VRS.; THENCE S. 695.2 VRS. TO COR.; THENCE E. 407.8 VRS. COR.; THENCE N WITH THE W LINE OF O. L. SWAIN'S 40 ACRES 695.2 VRS. TO HIS NW COR.; THENCE W WITH THE N LINE OF SAID BLOCK 3, 407.87 VRS. TO THE BEGINNING, AND BEING THE SAME LAND AS THAT DESCRIBED IN DEED DATED MARCH 23, 1926, AND RECORDED IN VOLUME 169, PAGE 382, DEED RECORDS OF VAN ZANDTY COUNTY, TEXAS.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING, NO. 71	VAN ZANDT	TX

THIRTEENTH TRACT:  33 1/16 ACRES OUT OF THE JOHN WALLING SURVEY #71, A PART OF LAND DEEDED BY WILSON BERRY TO S. ALEXANDER 14 MILES E FROM CANTON.  BEGINNING ON THE NW COR. OF A 128 ACRE TRACT OF LAND DEEDED BY T. J. HOWELL TO E. B. TUNNELL; A STAKE FROM WHICH A SASSAFRAS BRS. NE 1 1/2 VRS.; THENCE W TO NE COR. OF A 44 ACRE TRACT OF LAND DEEDED BY W. V. FOWLER TO I. W. THOMPSON; THENCE S 111 YDS. TO COR.; THENCE SW 46 2/3 VRS. TO COR.; THENCE W. 332 YDS. TO COR.; THENCE S 366 1/3 VRS. TO COR.; THENCE E 467 3/4 VRS. TO COR.; THENCE N 535 3/4 VRS. TO THE PLACE OF BEGINNING, CONTAINING 33 1.16 ACRES OF LAND, MORE OR LESS, AND BEING THE SAME LAND AS THAT DESCRIBED IN DEED DATED DECEMBER 9, 1909, AND RECORDED INN VOLUME 126, AT PAGE 511, DEED RECORDS OF VAN ZANDT COUNTY, TEXAS

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-196		WILLIAM DANIEL HEADRIGHT	VAN ZANDT	TX

4TH TR.:  THAT CERTAIN TRACT OF LAND, BEING A PART OF THE WILLIAM DANIEL HEADRIGHT SURVEY GRANTED BY LETTERS PATENT OF THE STATE OF TX AND BOUNDED AS FOLLOWS:  BEG. AT THE NW COR. OF 171 ACRES SOLD TO W. G. CARTER BY MARY E. MURPHREE BY DEED DTD 3/7/1883, A B. J. 12' IS DIS. BRS. S 14 E. 7, A B. J. 6' IN DIS. BRS. S 68 E 71/2 VRS. WHICH B.J. MARKES X 7 VRS. 10 DEG. S 23 VRS.; THENCE W 256 VRS. TO COR.; THENCE 5- VRS. ON THE JOHN GOODMAN SURV. FOR COR.; THENCE N TO BRANCH; THENCE WITH THE MEANDERS OF SAID BRANCH TO THE N LINE OF SAID WILLIAM DANIEL SURV. 950 VRS. TO THE NW COR.  OF THE S. DIV. OF SAID SUR. DEEDED BY WILLIAM DANIEL TO A.A. NELSON; THENCE E ALONG THE N.B.L OF SAID DIVISION TO THE NW COR. DEEDED BY S.M. MURPHY TO SAMUEL COKER AND HIS 2 SISTERS; THENCE S TO POB, AND CONTAINING 47 ACRES OF LAND MOL, SAVE AND EXCEPT, 15 ACRES OFF THE N END OF SAID TRACT OF LAND SOLD TO J.D. LISTENBEE AND BEING THE SAME LAND SOLD AND CONVEYED TO G.J. LUTHER BY W.S.BRANNON BY DEED DTD 10/3/1925, RECORDED IN VOL. 167, PG 61, DEED RECORDS OF VAN ZANDT COUNTY, TX. ALL INTEREST TO EXTEND FOR SO LONG AS OIL, GAS OR OTHER MINERAL IS PRODUCED FROM SAID LAND.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	655	1	A-891		JOHN WALLING	VAN ZANDT	TX

TWO HUNDRED ONE AND FOUR-TENTHS (201.04) ACRES, MOL, OF THE JOHN WALLING, SR. LEAGUE IN VAN ZANDY COUNTY, AND DESCRIBED THUS:  BEG. AT A CORNER IN THE N LINE OF SAID LEAGUE 1900.8 VARAS WEST OF ITS NE CORNER AND FROM WHICH BEG. CORNER OF P.O. BRS. S. 49-1/2 W. 19 1/2 VRS. AND A P.O. BRS. S. 9 1/2 W. 10-1/2 VRS.; THENCE W. 1927.6 VRS. WITH SAID N.L. TO A CORNER FROM WHICH A P.O. BRS. S. 53 DEGREES W. 18 VRS. AND A RED OAK BRS. N. 20 VRS.; THENCE S. 475.2 VRS TO THE NW CORNER OF BLOCK 5 SOLD TAYLOR SWAIN, OCT. 6TH, 1880; THENCE E 502 VRS. WITH THE N.L. OF SAID BLOCK 5 TO ITS NE CORNER; THENCE S. 461 VRS. WITH THE E.L. LINE OF SAID BLOCK 5 TO ITS SE CORNER; THENCE S. 89 1/4 DEG. E 475.2 VRS. TO THE SW CORNER OF BLOCK 7, SOLD J. L. WHITE, 10/24/1888; THENCE N 467.4 VRS. WITH THE W LINE OF SAID BLOCK 7 TO IS NW CORNER; THENCE E WITH THE N LINE OF SAID BLOCK 7 AT 475.2 VRS. PASS ITS NE CORNER WHICH IS ALSO THE NW CORNER OF BLOCK 8, SOLD L. L. SWAIN AND CONTINUING EAST 850.4 VRS. TO THE NE CORNER OF SAID BLOCK 8 FROM WHICH A B. J. BRS. S. 20 DEG. W. 5.2 VRS. AND A B. J. BRS. N. 5 1/2 DEG. W. 1-1/2 VRS.; THENCE NORTH 475.2 VRS. TO THE BEGINNING.

BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	1	BLK A-35	PSL SURVEY	ANDREWS	TX	N/4 OF SEC 1, BLK A-35, PSL SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	2	BLK A-35	PSL SURVEY	ANDREWS	TX	SEC. 2 , BLK A-35, PSL SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	3	BLK A-35	PSL SURVEY	ANDREWS	TX	SEC. 3, BLK A-35, PSL SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	2	BLK C-45	PSL SURVEY	ANDREWS	TX	SECS 2, BLK C-45, PSL SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	3	BLK C-45	PSL SURVEY	ANDREWS	TX	SECS 3, BLK C-45, PSL SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	4	BLK C-45	PSL SURVEY	ANDREWS	TX	SECS 4, BLK C-45, PSL SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	14	BLK A-20	PSL SURVEY	ANDREWS	TX	SEC 14, BLK A20, PSL SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	15	BLK A-20	PSL SURVEY	ANDREWS	TX	SEC 15, BLK A20, PSL SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	408	480	6	BLK A-19	PSL SURVEY	ANDREWS	TX	SEC 6, BLK A-19, PSL SURVEY
WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	22935		654		THE FRANCIS OERELLING SURVEY #1336	ATASCOSA	TX	THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS: THE FRANCIS OERELLING SURVEY #1336, ABSTRACT NO. 654, ATASCOSA COUNTY, TEXAS
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	109	336	A-68		JOSE URANGA GRANT SURVEY	BEE	TX

160 ACRES OF LAND, BEING ALL OF THE SW/4 OF SEC. 5 OF THE W. G. RAGLEY SUBDIVISION OF THE CHITTIN-MILLER RANCH, JOSE URANGA GRANT, ABSTRACT NO. 68,  AND BEING THE SAME LAND DESCRIBED IN THE TWO OIL AND GAS LEASES FROM MARY F. ROBINSON, ET AL, TO W.D. WALTON, DATED MAY 5, 1944, AND RECORDED IN BOOK 150, PAGES 380 AND 568 OF THE DEED RECORDS OF BEE COUNTY, TEXAS, REFERRED TO AS THE WEST TULETA UNIT TRACTS NOS. 18 AND 31, BEE CO., TX

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	152	905	464	BLK 97, A-1008	H & T.C. RY. COMPANY SURVEYS	BORDEN	TX	E 120 ACRES OF S/2 SEC. 464, ALL IN BLOCK 97 OF THE H&TC RY COMPANY SURVEYS OF BORDEN COUNTY, TX
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	152	905	463	BLK 97	H & T.C. RY. COMPANY SURVEYS	BORDEN	TX	W/2 AND SE/4 SEC. 463, ALL IN BLOCK 97 OF THE H&TC RY COMPANY SURVEYS OF BORDEN AND SCURRY COUNTIES, TX
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	593	161	A-1057		THOMAS TOBY SURVEY	COOKE	TX

639 ACRES OUT OF THE THOS. TOBY SURVEY, PAT. NO. 67 VOL.1 (ABST NO. 1057 IN COOKE COUNTY); BEG. AT THE NE CORNER OF SAID THOS. TOBY SURVEY PAT. NO. 67 VOL. 1; THENCE W 3106 VRS. TO THE NW CORNER OF THE 61-1/2 ACRE TRACT OUT OF THE NE CORNER OF SAID JAMES STEEN SURV. CONVEYED BY G. L. SCOTT TO S.E. COLLUMS BY DEED RECORDED IN BK 57, PG. 581 OF COOKE COUNTY DEED RECORDS; THENCE S 830 VRS. TO SW COR. OF THE SAID 61- 1/2 ACRES; THENCE E 418 VRS. TO ITS SE CORNER ON EAST LINE OF THE  STEEN SURV. THENCE S 514 VRS. TO SE CORNER OF  STEEN SURV.; THENCE E 1344 VRS. TO SE CORNER OF THE  THOS. TOBY SURVEY, ABST. NO. 1056; THENCE N672 VRS.; THENCE E 505 VRS.; THENCE S 672 VRS.; THENCE E 839 VRS. TO SE CORNER OF THE  THOS. TOBY SURV., ABST. NO. 1057; THENCE N 1344 VRS. TO THE BEG. LESS & EXCEPT: (1) 1 ACRE IN THE SW CORNER OF THE  THOS. TOBY SURV. ABST. NO. 1056 CONVEYED BY MARGARET PIVITO ET AL TO J. P. HALL, COUNTY JUDGE, BY DEED RECORDED IN BK 34, PG. 80, OF THE COOKE COUNTY DEED RECORDS; AND (2) 1-2/3 ACRES IN THE TOBY SURVEY CONVEYED BY J.C. NEWELL AND WIFE TO J.C. NEWELL ET AL, TRUSTEES, BY DEED RECORDED IN BK 30,PG. 499 OF SAID DEED RECORDS, LEAVING 639 ACRES, MOL.

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	593	161	A-1056		THOMAS TOBY SURVEY	COOKE	TX

THE THOS. TOBY SURVEY, ABST. NO. 1056; BEG AT THE NE CORNER OF  THOS.TOBY SURVEY PAT. NO. 67 VOL. 1; THENCE WEST 3106 VRS. TO THE NW CORNER OF THE 61-1/2 ACRE TRACT OUT OF THE NE CORNER OF JAMES STEEN SURVEY CONVEYED BY G. L. SCOTT TO S.E. COLLUMS BY DEED RECORDED IN BK 57, PG. 581 OF COOKE COUNTY DEED RECORDS; THENCE S 830 VRS. TO SW CORNER OF THE SAID 61- 1/2 ACRES; THENCE EAST 418 VRS. TO ITS SE CORNER ON EAST LINE OF THE  STEEN SURVEY; THENCE SOUTH 514 VRS. TO SE CORNER OF  STEEN SURVEY; THENCE EAST 1344 VRS. TO SOUTHEAST CORNER OF THE  THOS. TOBY SURVEY, ABST. NO. 1056; THENCE NORTH 672 VRS.; THENCE EAST 505 VRS.; THENCE SOUTH 672 VRS.; THENCE EAST 839 VRS. TO SOUTHEAST CORNER OF THE THOS. TOBY SURVEY, ABST. NO. 1057; THENCE NORTH 1344 VRS. TO THE BEG.. L/E: (1) 1 ACRE IN THE SOUTHWEST CORNER OF THE  THOS. TOBY SURVEY ABST. NO. 1056 CONVEYED BY MARGARET PIVITO ET AL TO J. P. HALL, COUNTY JUDGE, BY DEED RECORDED IN BK 34, PG. 80, OF THE COOKE COUNTY DEED RECORDS; AND (2) 1-2/3 ACRES IN THE  TOBY SURVEY CONVEYED BY J.C. NEWELL AND WIFE TO J.C. NEWELL ET AL, TRUSTEES, BY DEED RECORDED IN BK 30,PG. 499 OF SAID DEED RECORDS, LEAVING 639 ACRES, MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	593	161	A-967		THE JAMES STEEN SURVEY	COOKE	TX

THE JAMES STEEN SURVEY, ABST. NO. 967; BEG. AT THE NE CORNER OF THOS.TOBY SURVEY PAT. NO. 67 VOL. 1; THENCE W 3106 VRS. TO THE NW CORNER OF THE 61-1/2 ACRE TR. OUT OF THE NE CORNER OF  JAMES STEEN SURVEY CONVEYED BY G. L. SCOTT TO S.E. COLLUMS BY DEED RECORDED IN BK 57, PG. 581 OF COOKE COUNTY DEED RECORDS; THENCE S 830 VRS. TO SW CORNER OF THE  61- 1/2 ACRES; THENCE E 418 VRS. TO ITS SE CORNER ON EAST LINE OF THE  STEEN SURVEY; THENCE S 514 VRS. TO SE CORNER OF STEEN SURVEY; THENCE E 1344 VRS. TO SE CORNER OF THE SAID THOS. TOBY SURVEY, ABST. NO. 1056; THENCE NORTH 672 VRS.; THENCE EAST 505 VRS.; THENCE SOUTH 672 VRS.; THENCE EAST 839 VRS. TO SE CORNER OF THE SAID THOS. TOBY SURVEY, ABST. NO. 1057; THENCE NORTH 1344 VRS. TO THE BEG. L/E (1) 1 ACRE IN THE SW CORNER OF THE SAID THOS. TOBY SURVEY ABST. NO. 1056 CONVEYED BY MARGARET PIVITO ET AL TO J. P. HALL, COUNTY JUDGE, BY DEED RECORDED IN BK 34, PG. 80, OF THE COOKE COUNTY DEED RECORDS; AND (2) 1-2/3 ACRES IN THE SAID TOBY SURVEY CONVEYED BY J.C. NEWELL AND WIFE TO J.C. NEWELL ET AL, TRUSTEES, BY DEED RECORDED IN BK 30,PG. 499 OF SAID DEED RECORDS, LEAVING 639 ACRES, MOL

HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	191	202	96	M	E.L. & RR RY CO	DAWSON	TX	ALL OF TRACTS 75 & 76, LEAGUE NO. 279, HUTCHINSON COUNTY SCHOOL LANDS OF THE HIGGINBOTHAM AND HARRIS SUBDIV. NO. 1
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	191	202	96	M	E.L. & RR RY CO	DAWSON	TX	ALL OF E/2 AND E/2 SW/4 SEC. 96, BLOCK "M", E.L. & RR RY CO. SURV.
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	197	244			SURVEY 44, CERTIFICATE 1/100, ISSUED TO POITEVENT	DUVAL	TX

S2 NE & N2 SE, SURVEY NO. 44, CERTIFICATE 1/100, ISSUED TO J. POITEVENT, ORIGINAL GRANTEE, PATENTED BY THE STATE OF TEXAS TO IGNACIO RODRIGUEZ, DATED MARCH 18,1919, BY PATENT 113, VOL. 20A, IN BOOK G., PP 405, OR BY DEED DATED JANUARY 24, 1916, FROM C. W. HAHL CO. TO J. T. JOHNSON, IN BK. 9, PP280. IT IS THE INTENT OF THIS INSTRUMENT TO CONVEY ALL THE INTEREST OF THOMAS J. JOHNSON, DECEASED, IN THE ABOVE DESCRIBED TRACTS AND FOR THE EFFECTIVE DATE OF THIS INSTRUMENT TO BE JULY 1, 1975.

BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	692	522	23	BLK 43, T1N	T&P RY. CO. SURVEY	ECTOR	TX	E/2 SEC 23, BLK 43, T1N, T&P RY CO SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	692	522	24	BLK 43, T1N	T&P RY. CO. SURVEY	ECTOR	TX	ALL SEC 24, BLK 43, T1N, T&P RY CO SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	692	522	26	BLK 43, T1N	T&P RY. CO. SURVEY	ECTOR	TX	ALL SEC 26, BLK 43, T1N, T&P RY CO SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	692	522	27, A-172	BLK 43, T1N	T&P RY. CO. SURVEY	ECTOR	TX	ALL SEC 27, BLK 43, T1N, A-172, T&P RY CO SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	692	522	28	BLK 43, T1N	T&P RY. CO. SURVEY	ECTOR	TX	NE & E2 SE SEC 28, BLK 43, T1N,T&P RY CO SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	692	522	34	BLK 43, T1N	T&P RY. CO. SURVEY	ECTOR	TX	ALL SEC 34, BLK 43, T1N, T&P RY CO SURVEY
BANK OF AMERICA, N.T. & S.A., EXECUTOR OF THE ESTATE OF THOMAS J. JOHNSTON, DECEASED	H. HUFFMAN & CO.	7/1/1975	692	522	35	BLK 43, T1N	T&P RY. CO. SURVEY	ECTOR	TX	ALL SEC 35, BLK 43, T1N, T&P RY CO SURVEY
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	209	521	61, A-32	BLK 1	A.B. & M. SURVEY, CERT. NO. 1231	FLOYD	TX

80 ACRES, BEING THE N2 SW4 OF SECTION 61, BLOCK 1, A.B. & M. SURVEY, CERT. NO. 1231, A-32, PATENT NO. 284, VOL. 27, DATED FEBRUARY 26, 1877; ALL OF THE WEST 200 ACRES OF THE N2 OF SECTION 61, BLOCK 1, A-32, A.B. & M SURVEY

WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	905	226	940		THE THOMAS N. CLIFTON SURVEY #1	FRIO	TX	THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS: THE WESTERN MOST THREE-FOURTHS OF THE THOMAS N. CLIFTON SURVEY #1, ABSTRACT NO. 940, FRIO COUNTY, TEXAS
WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	905	226	1310		THE J.F. BURNS SURVEY 2	FRIO	TX	THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS: THE J.F. BURNS SURVEY 2, ABSTRACT NO. 1310, FRIO COUNTY,TEXAS
WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	905	226	1229		THE J.R. STEWART SURVEY 1	FRIO	TX	THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS: THE J.R. STEWART SURVEY 1, ABSTRACT NO. 1229, FRIO COUNTY, TEXAS
WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	905	226	1255		THE W.H. FOX SURVEY #2	FRIO	TX	THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS: THE W.H. FOX SURVEY #2, ABSTRACT NO. 1255, FRIO COUNTY, TEXAS
WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	905	226	803		THE G.S. & F. RAILROAD CO. SURVEY 3/1348	FRIO	TX	THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS: THE G.S. & F. RAILROAD CO. SURVEY 3/1348, ABSTRACT 803, FRIO COUNTY, TEXAS
WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	905	226	585		THE RUSK TRANSPORTATION SURVEY #15	FRIO	TX

THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS:  THAT PART OF THE RUSK TRANSPORTATION SURVEY #15, ABSTRACT #585 LYING OUTSIDE THE OLMOS "B" SAND WATERFLOOD UNIT CONTAINING 305.38 ACRES, FRIO COUNTY, TEXAS

WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	905	226	1162		THE MARTIN ROBIN SURVEY #4	FRIO	TX	THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS: THE MARTIN ROBIN SURVEY #4, ABSTRACT NO. 1162 , FRIO COUNTY, TEXAS
WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	905	226	53		THE FRANCIS OERELLING SURVEY #1336	FRIO	TX	THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS: THE FRANCIS OERELLING SURVEY #1336, ABSTRACT NO. 53, FRIO COUNTY, TEXAS
WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	1/1/1998	906	212	A-940		THOMAS N. CLIFTON SURVEY #1	FRIO	TX

THOSE LANDS LYING AND BEING SITUATED IN THE BIG FOOT FIELD DESCRIBED AS FOLLOWS:  THE WESTERN MOST THREE-FOURTHS OF THE THOMAS N. CLIFTON SURVEY #1, ABSTRACT NO. 940; THE J.F. BURNS SURVEY 2, ABSTRACT NO. 1310; THE J.R. STEWART SURVEY 1, ABSTRACT NO. 1229; THE W.H. FOX SURVEY #2, ABSTRACT NO. 1255; THE G.S. & F. RAILROAD CO. SYRVEY 3/1348, ABSTRACT 803; THAT PART OF THE RUSK TRANSPORTATION SURVEY #15, ABSTRACT #585 LYING OUTSIDE THE OLMOS "B" SAND WATERFLOOD UNIT CONTAINING 305.38 ACRES; THE MARTIN ROBIN SURVEY #4, ABSTRACT NO. 1162; AND THE FRANCIS OERELLING SURVEY #1336, ABSTRACT NO. 53, FRIO COUNTY, TEXAS, AND THE FRANCIS OERELLING SURVEY #1336, ABSTRACT NO. 654, ATASCOSA COUNTY, TEXAS

WINNIE KAY SECREST WHITNEY	H. HUFFMAN & CO.	9/1/1997	905	226			RUSK TRANSPORTATION SURVEY NO. 13	FRIO	TX	THOSE LANDS LYING AND BEING SITUATED WITHIN THE OLMOS "B" SAND UNIT, IN THE RUSK TRANSPORTATION CO. SURVEY NO. 13, TRACT NO. 16, ABSTRACT A-585, AND TRACT NO. 18, A-584, FRIO COUNTY, TEXAS
LENETTE E. FULTS	H. HUFFMAN & CO.	7/2/1997	909	484	A-374		JOHN HOFFMAN SURVEY NO. 138	FRIO	TX	NE OF JOHN HOFFMAN SURVEY NO. 138, A-374
TIMOTHY ST. CLAIR RUNYAN	H. HUFFMAN & CO.	10/21/1998	920	222	A-374		JOHN HOFFMAN SURVEY NO. 138	FRIO	Tx	NE OF JOHN HOFFMAN SURVEY NO. 138, ABSTRACT 374
CURTIS C. GUNN, JR.	H. HUFFMAN & CO.	6/30/1997	902	405	A-1006		T. A. HARDING SURVEY 16	FRIO	TX

THAT PORTION OF THE E/2 OF THE T. A. HARDING SURVEY 16, ABST. #1006, LYING NORTH OF THE BOUNDARY OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT WHICH IS DESCRIBED IN UNITIZATION AGREEMENT DATED OCTOBER 1, 1963, RECORDED IN VOL. 202, PG. 1. DEED RECORDS, FRIO COUNTY, TEXAS.

LEE ELLEN GUNN	H. HUFFMAN & CO.	7/1/1997	902	407	A-1006		T. A. HARDING SURVEY 16	FRIO	TX

THAT PORTION OF THE E/2 OF THE T. A. HARDING SURVEY 16, ABST. #1006, LYING NORTH OF THE BOUNDARY OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT WHICH IS DESCRIBED IN UNITIZATION AGREEMENT DATED OCTOBER 1, 1963, RECORDED IN VOL. 202, PG. 1. DEED RECORDS, FRIO COUNTY TEXAS.

MARY C. WALDEN	H. HUFFMAN & CO.	9/24/1997	902	403	A-1006		T. A. HARDING SURVEY 16	FRIO	TX

THAT PORTION OF THE E/2 OF THE T. A. HARDING SURVEY 16, ABST. #1006, LYING NORTH OF THE BOUNDARY OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT WHICH IS DESCRIBED IN UNITIZATION AGREEMENT DATED OCTOBER 1, 1963, RECORDED IN VOL. 202, PG. 1. DEED RECORDS, FRIO COUNTY TEXAS

MARY C. WALDEN	H. HUFFMAN & CO	7/2/1997	902	399	A-1006		T. A. HARDING SURVEY 16	FRIO	TX

THAT PORTION OF THE E/2 OF THE T. A. HARDING SURVEY 16, ABST. #1006 LYING WITHIN THE BOUNDARY OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT AND BEING THE SAME LAND AS TRACT #12 AS DESCRIBED IN UNITIZATION AGREEMENT DATED OCTOBER 1, 1963, RECORDED IN VOL. 202, PG. 1, DEED RECORDS, FRIO COUNTY, TEXAS.

*MARY C. WALDEN	H. HUFFMAN & CO	7/2/1997	902	399	A-1206		G. W. LAWLESS SURVEY	FRIO	TX

THAT PORTION OF THE G. W. LAWLESS SURVEY, ABST. A-1206, KNOWN AS TRACT 15, LYING WITHIN THE BOUNDARY OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT; AND THAT PORTION OF THE E/2 OF THE T. A. HARDING SURVEY 16, ABST. #1006 LYING WITHIN THE BOUNDARY OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT AND BEING THE SAME LAND AS TRACT #12 AS DESCRIBED IN UNITIZATION AGREEMENT DATED OCTOBER 1, 1963, RECORDED IN VOL. 202, PG. 1, DEED RECORDS, FRIO COUNTY, TEXAS.

WILLIAM L. SCHIEG, JR.	H. HUFFMAN & CO	6/30/1998	913	134	A-1006		T. A. HARDING SURVEY 16	FRIO	TX

THAT PORTION OF THE E/2 OF THE T. A. HARDING SURVEY 16, ABST. #1006, LYING NORTH OF THE BOUNDARY OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT WHICH IS DESCRIBED IN UNITIZATION AGREEMENT DATED OCTOBER 1, 1963, RECORDED IN VOL. 202, PG. 1. DEED RECORDS, FRIO COUNTY TEXAS, CONTAINING 89.17 GROSS ACRES, MORE OR LESS

WILLIAM L. SCHIEG, JR.	H. HUFFMAN & CO	6/30/1998	913	134	A-69		FREDERICK BOWER SURVEY 142	FRIO	TX

THE NORTH HALF OF THE FREDERICK BOWER SURVEY 142, ABST. NO. 69, LYING WITHIN THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT BELOW THE BASE OF THE OLMOS "B" SAND FORMATION, CONTAINING 152.17 GROSS ACRES, MORE OR LESS.

WILLIAM L. SCHIEG, JR.	H. HUFFMAN & CO	7/9/1997	902	401	A-1006		T. A. HARDING SURVEY 16	FRIO	TX

THAT PORTION OF THE E/2 OF THE T.A. HARDING SURVEY 16, ABSTRACT #1006, LYING WITHIN THE BOUNDARY OF THE BIG FOOT OLMOS"B" SAND WATERFLOOD UNIT AND BEING THE SAME LAND AS TRACT 12 AS DESCRIBED IN THE UNITIZATION AGREEMENT DATED OCTOBER 1, 1963, RECORDED IN VOLUME 202, PAGE 1, DEED RECORDS, FRIO CO., TX

*WILLIAM L. SCHIEG, JR.	H. HUFFMAN & CO	6/30/1998	913	134	A-1206		G. W. LAWLESS SURVEY	FRIO	TX

THAT PORTION OF THE G. W. LAWLESS SURVEY, ABST. A-1206, KNOWN AS TRACT 15, LYING WITHIN THE BOUNDARY OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT AS DESCRIBED IN UNITIZATION AGREEMENT DATED OCTOBER 1, 1963, RECORDED IN VOL. 202, PG. 1, DEED RECORDS, FRIO COUNTY, TEXAS.

DAVID RAY HENSON	H. HUFFMAN & CO	6/1/1994	839	119	A-567		JOHN RITHIMAN SURVEY	FRIO	TX	ALL OF SEC. 140, JOHN RITHEMAN SURVEY, A-567
DAVID RAY HENSON	H. HUFFMAN & CO	6/1/1994	838	310	Sec. 133, A-63		JOHN BRUGGERMAN SURVEY	FRIO	TX	12.5 ACRES IN THE SOUTH CENTRAL PORTION OF SEC 133, JOHN BRUGGEMAN SURVEY, A-63
LOUIE B. RICKS, JR.	H. HUFFMAN & CO	7/1/1997	902	409	Sec. 140, A-567		JOHN RITHIMAN SURVEY	FRIO	TX

THOSE LANDS LYING AND BEING SITUATED IN THE JOHN RITHIMAN SURVEY, A-567, FRIO COUNTY TEXAS, AND BEING THAT SAME LAND AS DESCRIBED IN THAT CERTAIN OIL, GAS AND MINERAL LEASE, BY AND BETWEEN CHARLES OSBORNE, ET AL, AS LESSOR, AND SHELL OIL COMPANY, INC. , AS LESSEE, DATED JUNE 15, 1948, AND RECORDED AT VOL. 132, PG. 460, OF THE DEED RECORDS OF FRIO COUNTY TEXAS, THIS BEING TRACT #3 OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT AS DESCRIBED IN UNITIZATION AGREEMENT WHICH IS DATED OCTOBER 1, 1963 AND RECORDED IN VOL. 202, PG. 1, DEED RECORDS, FRIO COUNTY, TEXAS.

LOUIE B. RICKS, JR.	H. HUFFMAN & CO	7/1/1997	902	409	Sec. 133, A-63		JOHN BRUGGERMAN SURVEY	FRIO	TX

THOSE LANDS LYING AND BEING SITUATED IN THE JOHN BRUGGEMAN SURVEY, A-63, FRIO COUNTY TEXAS, AND BEING THAT SAME LAND AS DESCRIBED IN THAT CERTAIN OIL, GAS AND MINERAL LEASE, BY AND BETWEEN CHARLES OSBORNE, ET AL, AS LESSOR, AND SHELL OIL COMPANY, INC. , AS LESSEE, DATED JUNE 15, 1948, AND RECORDED AT VOL. 132, PG. 460, OF THE DEED RECORDS OF FRIO COUNTY TEXAS, THIS BEING TRACT #3 OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT AS DESCRIBED IN UNITIZATION AGREEMENT WHICH IS DATED OCTOBER 1, 1963 AND RECORDED IN VOL. 202, PG. 1, DEED RECORDS, FRIO COUNTY, TEXAS.

HCM, A GENERAL PARTNERSHIP	H. HUFFMAN & CO	4/1/1994	827	379	12, A-896		E.G. MORTON, JR. SURVEY	FRIO	TX

FIRST TRACT: ALL THAT CERTAIN 591-1/2 ACRES OF LAND, MORE OR LESS, OUT OF THE E. G. MORTON, JR. SURVEY NO. 12, ABST. 896; J. J. THOMPSON SURVEY NO. 14, ABST. 1395 AND THE JAS. MCDERMOTT SURVEY, ABST. 1285, SITUATED IN FRIO COUNTY TEXAS, AND BEING DESCRIBED AS FOLLOWS, TO WIT: BEGINNING AT A STAKE SET 950 VARAS NORTH 4-1/2° EAST FROM THE SOUTHWEST CORNER OF R. T. COMPANY SURVEY NO. 12; THENCE NORTH 4-1/2° EAST AT 950 VARAS PASS SOUTHWEST CORNER OF THE R. T. COMPANY SURVEY NO. 14, AT 1730 VARAS TO A STAKE FOR CORNER; THENCE SOUTH 85-1/2° EAST 1900 VARAS CROSS EAST LINE OF SAID SURVEY NO. 14, AT 1930 VARAS TO A STAKE IN EAST LINE OF THE JAS. MCDERMOTT SURVEY NO. 6; THENCE SOUTH 4-1/2° WEST 1730 VARAS TO A STAKE; THENCE NORTH 85-1/2° WEST 1930 VARAS TO THE PLACE OF BEGINNING, CONTAINING 591-1/2 ACRES OF LAND, MORE OF LESS, BEING THE SAME AND IDENTICAL PROPERTY CONVEYED TO WEBB THOMPSON BY CENTRAL SECURITIES COMPANY BY DEED DATED FEBRUARY 15, 1943, RECORDED IN VOL. 114, PG. 592, OF THE DEED RECORDS OF FRIO COUNTY, TEXAS.

HCM, A GENERAL PARTNERSHIP	H. HUFFMAN & CO	4/1/1994	827	379	12, A-896		E.G. MORTON, JR. SURVEY	FRIO	TX

SECOND TRACT: ALL THAT CERTAIN 77 AND TWO-TENTHS (77.2) ACRES OF LAND IN FRIO COUNTY TEXAS, OUT OF THE E. G. MORTON, JR. SURVEY NO. 12, DESCRIBED BY METES AND BOUNDS AS FOLLOWS, TO -WIT:  BEGINNING AT A STAKE SET SOUTH 85-1/2° EAST 950 VARAS FROM THE SOUTHWEST CORNER OF THE E. G. MORTON, JR. SURVEY NO. 12; THENCE NORTH 4-1/2° EAST 475 VARAS TO THE NORTHEAST CORNER OF AN 80-ACRE TRACT; THENCE NORTH 85-1/2° WEST 28 VARAS TO THE SOUTHEAST CORNER OF AN 78.6 ACRE TRACT; THENCE NORTH 4-1/2° EAST AGAIN 480 VARAS TO STAKE UNDER FENCE FOR THE NE CORNER OF THE 78.6 ACRE TRACT, AND THE NORTHWEST CORNER OF THIS TRACT; THENCE SOUTH 85-1/2° EAST 470 VARAS TO A STAKE SET FOR THE NORTHEAST CORNER OF THIS TRACT; THENCE SOUTH 4-1/2° WEST 955 VARAS TO A STAKE SET ON THE NORTH B.L. OF A 40-FOOT PUBLIC ROAD; THENCE NORTH 85-1/2° WEST 442 VARAS TO THE PLACE OF BEGINNING, BEING THE SAME AND IDENTICAL PROPERTY CONVEYED TO WEBB THOMPSON BY GEO. A. THOMPSON, ET AL BY DEED DATED FEBRUARY 12, 1944, RECORDED IN VOL. 116, PG. 553, OF THE DEED RECORDS OF FRIO COUNTY, TEXAS.

HCM, A GENERAL PARTNERSHIP	H. HUFFMAN & CO	4/1/1994	827	379	12, A-896		E.G. MORTON, JR. SURVEY	FRIO	TX

THIRD TRACT: ALL THAT CERTAIN 78.6 ACRES OF LAND OUT OF THE E. G. MORTON, JR. SURVEY NO. 12, DESCRIBED AS FOLLOWS, TO-WIT:  BEGINNING AT A STAKE SET SOUTH 85-1/2° EAST 1392 VARAS FROM THE SW CORNER OF THE E. G. MORTON, JR. SURVEY NO. 12;  THENCE NORTH 4-1/2° EAST 955 VARAS TO THE NORTHEAST CORNER OF TRACT NO. 2, ABOVE DESCRIBED, AND NW CORNER OF THIS TRACT; THENCE SOUTH 85-1/2° EAST 465 VARAS TO A STAKE SET FOR THE NE CORNER OF THIS TRACT; THENCE SOUTH 4-1/2° WEST 955 VARAS TO A STAKE SET FOR THE SE CORNER OF THIS TRACT; THENCE NORTH 85-1/2° WEST 465 VARAS TO THE POB, CONTAINING 78/6 ACRES OF LAND, AND BEING THE SAME AND IDENTICAL PROPERTY CONVEYED TO WEBB THOMPSON BY GEO. A. THOMPSON BY DEED DATED FEBRUARY 3, 1945, RECORDED IN VOL. 120, PG. 13, OF THE DEED OF RECORDS FRIO COUNTY, TEXAS.

HCM, A GENERAL PARTNERSHIP	H. HUFFMAN & CO	4/1/1994	827	379	12, A-896		E.G. MORTON, JR. SURVEY	FRIO	TX

FOURTH TRACT:  ALL THAT CERTAIN 80 ACRES OF LAND, MORE OR LESS, OUT OF THE SOUTHWEST CORNER OF THE E. G. MORTON, JR. SURVEY NO. 12, ABST. NO. 896, DESCRIBED AS FOLLOWS, TO-WIT:  BEGINNING AT SOUTHWEST CORNER OF SAID E. G. MORTON SURVEY NO. 12, ABST. NO. 896, FOR SOUTHWEST CORNER; THENCE SOUTH 85-1/2° EAST 950 VARAS TO STAKE FOR CORNER; THENCE NORTH 4-1/2° EAST 475 VARAS TO STAKE FOR CORNER;  THENCE NORTH 85-1/2° WEST 950 VARAS TO STAKE FOR CORNER IN THE WEST SIDE OF SURVEY NO. 12; THENCE SOUTH 4-1/2° WEST 475 VARAS TO THE PLACE OF BEGINNING, BEING THE SAME AND IDENTICAL PROPERTY CONVEYED TO WEBB THOMPSON BY GEO. A. THOMPSON AND WIFE BY DEED DATED DECEMBER 22, 1925, RECOREDED IN VOL. 72, PG. 90, OF THE DEED RECORDS OF FRIO COUNTY, TEXAS.

HCM, A GENERAL PARTNERSHIP	H. HUFFMAN & CO	4/1/1994	827	379	12, A-896		E.G. MORTON, JR. SURVEY	FRIO	TX

FIFTH TRACT: ALL THAT CERTAIN 78-2/3 ACRES OF LAND, MORE OR LESS, OUT OF THE E. G. MORTON, JR. SURVEY NO. 12, ABST. NO. 896 , DESCRIBED AS FOLLOWS, TO-WIT: BEGINNING AT A STAKE SET UNDER FENCE, SAID STAKE BEING NORTH 4-1/2° EAST 475 VARAS FROM SW CORNER OF THE E. G. MORTON, JR. SURVEY NO. 12; THENCE SOUTH 85-1/2° EAST 922 VARAS TO STAKE FOR CORNER; THENCE NORTH 4-1/2° EAST 480 VARAS TO STAKE FOR CORNER UNDER FENCE; THENCE NORTH 85-1/2° WEST 922 VARAS TO STAKE FOR CORNER OF FENCE IN THE WEST LINE OF SAID E. G. MORTON, JR. SURVEY NO. 12; THENCE SOUTH 4-1/2° WEST 480 VARAS TO THE POB, BEING THE SAME AND IDENTICAL PROPERTY CONVEYED TO WEBB THOMPSON BY MRS. VANNIE THOMPSON, ET AL, BY DEED DATED JUNE 18, 1926, RECORDED IN VOL. 74, PG. 517, OF THE DEED RECORDS OF FRIO COUNTY TEXAS. THIS DESCRIPTION COVERS THE SAME LAND AS DESCRIBED IN OIL AND GAS LEASE DATED OCTOBER 28, 1946, AND RECORDED IN VOL. 126, PG. 15-21 OF THE DEED RECORDS OF FRIO COUNTY TEXAS, EXECUTED BY WEBB THOMPSON AND WIFE JEFFIE THOMPSON. IT IS ALSO THE SAME LAND BEING TRACTS 20-21-23 & 25 OF THE BIG FOOT OLMOS "B" SAND WATERFLOOD UNIT DDT

HCM, A GENERAL PARTNERSHIP	H. HUFFMAN & CO	4/1/1994	827	379	12, A-896		E.G. MORTON, JR. SURVEY	FRIO	TX

OCTOBER 1, 1963, RECORDED IN VOL. 202, PG. 1 OF FRIO COUNTY, TEXAS, WITH THE BALANCE OF THE ACREAGE BEING 126.79 ACRES OF THE WEBB THOMPSON LEASE THAT IS OUTSIDE THE BIG FOOT UNIT. THE TOTAL DESCRIPTION COVERS 905.17 1ST, 2ND, 3RD,4TH AND 5TH TRACTS

HCM, A GENERAL PARTNERSHIP	H. HUFFMAN & CO	1/1/1994	828	20	9, A-582		RUSK TRANSPORTATION SURVEY	FRIO	TX

212.69 ACRES, BEING 68.88 ACRES OUT OF THE RUSK TRANPORTATION CO. SECTION 9, CERT. 5, MORE FULLY DESCRIBED IN THAT CERTAIN OGL DATED 11/8/1946, RECORDED IN VOL. 126, PAGE 108 OF THE REAL PROPERTY RECORDS OF FRIO COUNTY, TX

HCM, A GENERAL PARTNERSHIP	H. HUFFMAN & CO	1/1/1994	828	20	10, A-897		RUSK TRANSPORTATION SURVEY	FRIO	TX

143.81 ACRES OUT OF THE RUSK TRANSPORTATION CO. SECTION 10, SCRIP 5, MORE FULLY DESCRIBED IN THAT CERTAIN OGL DATED 11/8/1946, RECORDED IN VOL. 126, PAGE 108 OF THE REAL PROPERTY RECORDS OF FRIO COUNTY, TX

HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	381	401	6, A-28		PUBLIC SCHOOL LANDS OF GAINES COUNTY	GAINES	TX	SE SECTION 6, ALL IN BLOCK A-28, PUBLIC SCHOOL LANDS OF GAINES COUNTY, CONTAINING 640 ACRES, MORE OR LESS, AS THE CASE MAY BE.
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	381	401	4, A-28		PUBLIC SCHOOL LANDS OF GAINES COUNTY	GAINES	TX	S2 NW; ALL IN BLOCK A-28, PUBLIC SCHOOL LANDS OF GAINES COUNTY, CONTAINING 640 ACRES, MORE OR LESS, AS THE CASE MAY BE.
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	381	401	7, A-28		PUBLIC SCHOOL LANDS OF GAINES COUNTY	GAINES	TX	W2 SE SECTION 7; ALL IN BLOCK A-28, PUBLIC SCHOOL LANDS OF GAINES COUNTY, CONTAINING 640 ACRES, MORE OR LESS, AS THE CASE MAY BE.
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	381	401	15, A-28		PUBLIC SCHOOL LANDS	GAINES	TX	NE SECTION; AND NE/4 SECTION 15; ALL IN BLOCK A-28, PUBLIC SCHOOL LANDS OF GAINES COUNTY, CONTAINING 640 ACRES, MORE OR LESS, AS THE CASE MAY BE.
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	1384	505				GRAYSON	TX

BEING A PART OF THE SURVEY PATENTED TO JONATHAN BAREFOOT, AS A COLONIST IN PETER'S COLONY, FOR 640 ACRES, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:  BEGINNING AT THE SW CORNER OF SAID BAREFOOT SURVEY; THENCE N. 700 A CREEK AT 950 VARAS A STAKE FROM WHICH A PO MARKED X BRS. N. 18 W. 1-1/2 VARAS, A SMALL RED OAK MARKED BRS. N. 75 W. 2-1/2 VARAS;  THENCE E. 950 VARAS TO A STAKE FROM WHICH A PO MKD. X BRS. N. 8-1/2 W. 5 VARAS; THENCE S. 950 VARAS, CORNER IN S. LINE; THENCE WITH SAID S. LINE W. 950 VARAS TO THE PLACE OF BEGINNING, CONTAINING 160 ACRES OF LAND; LESS AND EXCEPT A TRACT OF LAND OUT OF THE NE PART OF THE ABOVE DESCRIBED LAND CONTAINING 56.69 ACRES HERETOFORE SOLD TO OR ACQUIRED BY THE UNITED STATES OF AMERICA IN CONNECTION WITH THE RED RIVER DAM PROJECT, THE DESCRIPTION OF WHICH IS RECORDED IN THE OFFICE OF THE COUNTY CLERK OF GRAYSON COUNTY, TEXAS, TO WHICH DESCRIPTION REFERENCE IS HEREBY MADE FOR ALL LEGAL PURPOSES, AND CONTAINING IN THE LAND HEREIN CONVEYED 103.31 ACRES OF LAND.

HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	1384	505				GRAYSON	TX

BEING A PART OF THE SURVEY OF 640 ACRES, AND A PART OF THE SW/4 OF SAID SURVEY, AND BEING 56.69 ACRES OF LAND, MORE OR LESS, DESCRIBED AS FOLLOWS:  ALL BEARINGS IN THIS DESCRIPTION ARE TURNED FROM THE TRUE MERIDIAN AND ALL DISTANCESARE EXPRESSED IN FEET; BEGINNING AT A STAKE THE NE CORNER OF THE JONATHAN BAREFOOT HEADRIGHT SURVEY BEARS BY COURSES AND DISTANCES, N. 88 DEG. 09' W 2685.4 FEET AND N. 2 DEG. 51' E. 2849.9 FEET; DR MONUMENT NO. 325 BEARS N. 17 DEG. 21' 40" E. 1421.4 FEET; THENCE S. 1 DEG 39' W. WITH THE DIVISION LINE BETWEEN THIS TRACT AND A TRACT NOW OR FROMERLY OWNED BY G.A. SCHMIDT, ET UX, 1450.0 FEET TO A STAKE, THE SE CORNER OF THIS TRACT; THENCE N.  88 DEG. 09'W. 1700 FEET TO A STAKE THE SW CORNER OF THIS TRACT; THENCE N. 1 DEG. 39' E. 1450.0 FEET TO A STAKE ON THE SOUTH LINE OF A TRACT NOW OR FORMERLY OWNED BY E. P. GREGORY AND O.R. CARSON TRACT AT 401.7 FEET PAST THE SW CORNER OF THE G. A. SCHMIDT ET UX TRACT CONTINUING ON THE SAME COURSE 1700.0 FEET IN ALL, TO A PLACE OF BEGINNING, CONTAINING 56.69 ACRES, MORE OR LESS, AND BEING THE SAME TRACT TAKEN BY OR CONVEYED TO THE UNITED STATES OF AMERICA.

RED, LEON	H. HUFFMAN & CO	12/1/1997	463	80	26	A-1	H&GN RY. CO. SURVEY	HEMPHILL	TX	SECTION 26, BLOCK A-1, H &GN RY. CO. SURVEY
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	616	214			WM. BRENNAN SURVEY	LIMESTONE	TX

TRACT OF LAND OUT OF THE WM. BRENNAN SURVEY IN LIMESTONE COUNTY TEXAS, M& B THUS: FIRST TRACT:  BEG. AT THE SW CORNER OF A 200 ACRE TRACT  SOLD BY JULIUS RUNGE TO J.A. AND N. M. JONES, SAID CORNER BEING IN THE W.L. OF SAID BRENNAN SURVEY; THENCE  S. 30 E. WITH SAID W LINE 917 VRS TO STAKE; THENCE N. 60 E. 400 VRS TO STAKE; THENCE N. 30 W. 917 VRS TO THE S LINE OF SAID 200 ACRE TRACT;  S. 60 W. 400 VRS TO THE POB, CONTAINING 65 ACRES, MOL.  SECOND TRACT:  200 ACRES OF LAND OUT OF THE W. M. BRENNAN SURVEY IN LIMESTONE COUNTY TEXAS, DESCRIBED THUS:  BEG. AT THE SW CORNER OF JACOB HODGES 160 ACRE SURVEY STAKE ON W. M. BRENNAN W LINE; THENCE S. 30 E. 1250 VRS; THENCE N. 60 E. 903 1/3 VRS; THENCE N. 30 W. 1250 VRS TO STAKE ON SOUTH OF SAID HODGES SURVEY; THENCE S. 60 W. 903 1/3 VRS TO THE BEG., AND BEING THE SAME LAND DESCRIBED IN DEED TO W. W. GUNTER FROM M. N. AND J. A. JONES, OF 2/19/1906, AND RECORDED VOL. 55, PG. 1, AND BEING THE SAME LAND DESCRIBED IN DEED OF TRUST FROM W. W. GUNTER AND WIFE L. E. GUNTER, TO LESLIE WAGGONER, TSTEE, DTD 10/20/1925, OF RECORD IN VOL. 17, PG. 144, AND ALSO DESCRIBED IN DEED

HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	616	214			WM. BRENNAN SURVEY	LIMESTONE	TX

CONTINUED FROM ABOVE ENTRY: OF TRUST FROM W. W. GUNTER AND WIFE TO JOHN EARL BARRON, TRUSTEE, OF 9/18/1926, RECORDED VOL. 20, PG. 128, TO ALL OF WHICH REFERENCE IS HERE MADE FOR ALL PURPOSES, AND BEING THE SAME LAND DESCRIBED IN DEED OF TRUST DATED 1/2/1928, SIGNED BY M. A. GUNTER AND BELLE GUNTER TO JOHN EARL BARRON, TSTEE, & RECORDED IN VOL. 21, PG. 391.

HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	616	214			WM. BRENNAN SURVEY	LIMESTONE	TX

SECOND TRACT:  200 ACRES OF LAND OUT OF THE W. M. BRENNAN SURVEY IN LIMESTONE COUNTY TEXAS, DESCRIBED THUS:  BEGINNING AT THE SW CORNER OF JACOB HODGES 160 ACRE SURVEY STAKE ON W. M. BRENNAN W LINE; THENCE S. 30 E. 1250 VRS; THENCE N. 60 E. 903 1/3 VRS; THENCE N. 30 W. 1250 VRS TO STAKE ON SOUTH OF SAID HODGES SURVEY; THENCE S. 60 W. 903 1/3 VRS TO THE BEGINNING, AND BEING THE SAME LAND DESCRIBED IN DEED TO W. W. GUNTER FROM M. N. AND J. A. JONES, OF FEBRUARY 19, 1906, AND RECORDED VOL. 55, PG. 1, AND BEING THE SAME LAND DESCRIBED IN DEED OF TRUST FROM W. W. GUNTER AND WIFE L. E. GUNTER, TO LESLIE WAGGONER, TRUSTEE, DATED OCTOBER 20, 1925, OF RECORD IN VOL. 17, PG. 144, AND ALSO DESCRIBED IN DEED OF TRUST FROM W. W. GUNTER AND WIFE TO JOHN EARL BARRON, TRUSTEE, OF SEPTEMBER 18, 1926, RECORDED VOL. 20, PG. 128, TO ALL OF WHICH REFERENCE IS HERE MADE FOR ALL PURPOSES, AND BEING THE SAME LAND DESCRIBED IN DEED OF TRUST DATED JANUARY 2, 1928, SIGNED BY M. A. GUNTER AND BELLE GUNTER TO JOHN EARL BARRON, TRUSTEE, AND RECORDED IN VOL. 21, PG. 391.

HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	154	347	SEC. 44	BLK 35, T5S	CERT. 2596	REAGAN	TX	FIRST TRACT: ALL OF SECTION NO. 44, BLOCK 35, TOWNSHIP 5 SOUTH, CERTIFICATE NO. 2596, CONTAINING 704.75 ACRES OF LAND, MORE OR LESS.
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	154	347	SEC .45	BLK 35, T5S	CERT. 2597	REAGAN	TX	SECOND TRACT: ALL OF SECTION NO. 45, BLOCK 35, TOWNSHIP 5 SOUTH, CERTIFICATE NO. 2597, CONTAINING 708.24 ACRES OF LAND, MORE OR LESS.
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	154	347	SEC. 8	BLK "A"	EL & RR CO. SURVEY	REAGAN	TX	THIRD TRACT: ALL OF SECTION NO. 8, BLOCK "A", EL & RR CO. SURVEY, CERTIFICATE NO. 321, CONTAINING 643.96 ACRES OF LAND, MORE OR LESS.
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	154	347	SEC. 9	BLK "A"	HOOPER & WADE SURVEY	REAGAN	TX	FOURTH TRACT: ALL OF SECTION NO. 9, BLOCK "A", HOOPER & WADE SURVEY, CERTIFICATE NO. 137, CONTAINING 644.05 ACRES OF LAND, MORE OR LESS.
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	463	549	A-115	BLK 29	BLOCKS 29 & 30 OF SUBDIVISION OF DOMINGO DIAZ SURVEY #532	RUNNELS	TX	BLOCK 29 & 30 OF SUBDIVISION OF DOMINGO DIAZ SURVEY #532, ABSTRACT 115
HUSTON HUFFMAN	H. HUFFMAN & CO.	3/1/1977	256	23	463	BLK 97	H & T.C. RY. COMPANY SURVEYS	SCURRY	TX	W2 AND SE SEC. 463, ALL IN BLOCK 97 OF THE H&TC RY COMPANY SURVEYS OF BORDEN AND SCURRY COUNTIES, TX
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1977	240	715	Sec. 337	BLK 97	H & T.C. RY. COMPANY SURVEYS	SCURRY	TX	NW SEC 337, BLK 97, A-2413 & A-2787, H&TC RR CO SURVEY, CONTAINING 167 ACRES, MORE OR LESS.
RED, LEON	H. HUFFMAN & CO	11/24/1997	451	441	SEC. 9	BLK RE	ROBERTS & EDDLEMAN SURVEY	WHEELER	TX	SECTION 9, BLOCK RE, ROBERTS & EDDLEMAN SURVEY
RED, LEON	H. HUFFMAN & CO	11/24/1997	451	443	SEC. 8	BLK RE	ROBERTS & EDDLEMAN SURVEY	WHEELER	TX	N2 SEC 18, BLK RE, ROBERTS & EDDLEMAN SURVEY
HUSTON HUFFMAN	H. HUFFMAN & CO	3/1/1997	257	962	SEC. 38	BLK 17	H & GN RR CO. SURVEY	WHEELER	TX	W2 OF SEC. 38, BLOCK 17, H & GN RR CO. SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	225	126	12	B-3	PUBLIC SCHOOL LANDS	WINKLER	TX

ALL OF SECTION 12, BLOCK B-3, PUBLIC SCHOOL LANDS PROVIDED, IF ANY FUTURE LEASE PROVIDES FOR A ROYALTY IN EXCESS OF 1/8, THEN THIS INTEREST SHALL INCLUDE 10/2,400 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	225	126	13	B-3	PUBLIC SCHOOL LANDS	WINKLER	TX

ALL OF SECTION 13, BLOCK B-3, PUBLIC SCHOOL LANDS  PROVIDED, IF ANY FUTURE LEASE PROVIDES FOR A ROYALTY IN EXCESS OF 1/8, THEN THIS INTEREST SHALL INCLUDE 10/2,400 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	225	126	18	B-3	PUBLIC SCHOOL LANDS	WINKLER	TX

N2; N2 S2 OF SECTION 18, BLOCK B-3, PUBLIC SCHOOL LANDS PROVIDED, IF ANY FUTURE LEASE PROVIDES FOR A ROYALTY IN EXCESS OF 1/8, THEN THIS INTEREST SHALL INCLUDE 10/2,400 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	225	126	19	B-3	PUBLIC SCHOOL LANDS	WINKLER	TX

ALL OF SECTION 19, BLOCK B-3, PUBLIC SCHOOL LANDS PROVIDED, IF ANY FUTURE LEASE PROVIDES FOR A ROYALTY IN EXCESS OF 1/8, THEN THIS INTEREST SHALL INCLUDE 10/2,400 OF SUCH ROYALTY RESERVED IN SUCH LEASE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	225	126			GUNTER & MUNSON, MADDOX BROTHERS & ANDERSON	WINKLER	TX

ALL THOSE CERTAIN LOTS, TRACTS AND PARCELS OF LAND, SOME OF WHICH LIE IN WARD COUNTY, TEXAS, AND SOME OF WHICH LIE IN WINKER COUNTY, TEXAS, AND SOME OF WHICH LIE PARTLY IN WARD COUNTY AND PARTLY IN WINKLER COUNTY, TEXAS, AGGREGATING TWENTY-TWO THOUSAND EIGHT HUNDRED FORTY (22,840) ACRES, CONSISTING OF THIRTY-FIVE SURVEYS OF 640 ACRES EACH AND FRACTION OF TWO OTHER SURVEYS AGGREGATING 440 ACRES, AND ALL OF WHICH ARE PATENTED BY THE STATE OF TEXAS TO GUNTER & MUNSON, MADDOX BROTHERS AND ANDERSON BY PATENTS NOS. 183, 184, 185, 186, 187, 188, 189, 190, 191, 192, 193, 202, 206, 207, 266, 267 268, 270, 271, 272, 273, 274, 275, ALL IN VOLUME 6, AND PATENTS NUMBERED 259, 260, 261, 311, 312, 313, 314, 363,, 364, 365, 391, 392, 393, ALL IN VOLUME 7, TO WHICH PATENTS REFERENCE IS HEREBY MADE FOR DESCRIPTION BY FIELD NOTES OF SAID SURVEYS,  AND WHICH SURVEYS ARE KNOWN AS SURVEYS NOS. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, AND 270 ACRES BEING THE NORTH PART OF SURVEY NO. 50, BOUNDED AS FOLLOWS:

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	225	126			GUNTER & MUNSON, MADDOX BROTHERS & ANDERSON	WINKLER	TX

CONTINUED FROM ABOVE ENTRY: BEGINNING AT THE NORTHWEST CORNER OF SAID SURVEY NO. 50; THENCE N. 73 1/2 DEGREES E. 1900 VARAS, TO N.E. CORNER OF SAID SURVEY; THENCE S. 16 1/2 DEGREES E. 801 VARAS, CORNER IN EAST BOUNDARY LINE OF SAID SURVEY; THENCE S. 73 1/2 DEGREES W. 1900 VARAS, CORNER IN WEST BOUNDARY LINE OF SAID SURVEY; THENCE N. 16 1/2 DEGREES W. 801 VARAS, TO THE PLACE OF BEGINNING, CONTAINING 270 ACRES; AND 170 ACRES OF LAND OUT OF THE NORTHWEST PART OF SURVEY NO. 5, BOUNDED AS FOLLOWS, TO-WIT: BEGINNING AT THE N. W. CORNER OF SAID SURVEY NO. 5; THENCE N. 73 1/2 DEGREES E. 1198 VARAS CORNER IN THE NORTH BOUNDARY LINE OF SAID SURVEY NO. 5; THENCE S. 16 1/2 DEGREES E. 801 VARAS CORNER; THENCE S. 73 1/2 DEGREES W. 1198 VARAS CORNER IN WEST BOUNDARY LINE OF SAID SURVEY NO. 5; THENCE N. 16 1/2 DEGREES W. 801 VARAS TO THE PLACEOF BEGINNING, CONTAINING 170 ACCESS OF LAND. ALL THE HEREINBEFORE DESCRIBED AND HEREIN AND HEREBY CONVEYED LANDS ARE IN BLOCK F AND ON THE NORTH SIDE OF THE TEXAS AND PACIFIC RAILWAY.  OF THE ABOVE NUMBERED SURVEYS

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	225	126			GUNTER & MUNSON, MADDOX BROTHERS & ANDERSON	WINKLER	TX

CONTINUED FROM ABOVE ENTRY: THE FOLLOWING LIE IN WARD COUNTY, TO-WIT:  SURVEYS 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 35, 36, 37, 38, 39, 40 AND THE 170 ACRES OUT OF SECTION 5.  AND THE FOLLOWING OF THEM ARE LOCATED PARTLY IN WARD COUNTY AND PARTLY IN WINKLER COUNTY, TEXAS, TO-WIT: SURVEYS 6, 15, 24.  AND THE FOLLOWING OF THEM LIE IN WINKLER COUNTY, TO WIT: SECTIONS 7, 8, 9, 10, 11, 12, 13, 14, 28, 29, 30, 31, 32 AND 33, AND THE 270 ACRES OUT OF SECTION 50.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	207	127	48	24	H. & G.N. R.R. CO	WHEELER	TX	THE NE OF SECTION 48, IN BLOCK TWENTY-FOUR (24), OF THE H & GN RR CO. SURVEYS
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	207	127	49	24	H. & G.N. R.R. CO	WHEELER	TX	THE NORTHEAST QUARTER (NE/4) OF SECTION 49 , BLOCK 24, H. & G.N. RY. CO. SURVEY, CONTAINING 160 ACRES, MOL
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	207	127	49	24	H. & G.N. R.R. CO	WHEELER	TX	THE SOUTHEAST QUARTER (SE/4) OF SECTION NUMBER FORTY-NINE (49), BLOCK NO. TWENTY-FOUR (24), H. & G. N. RY. COMPANY SURVEY, CONTAINING 160 ACRES, MORE OR LESS.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	207	127	49	24	H. & G.N. R.R. CO	WHEELER	TX

THE NORTHWEST QUARTER (NW/4) OF SECTION FORTY NINE (49), BLOCK TWENTY-FOUR (24), H. & G. N. RAILWAY CO. SURVEY, SAVE & EXCEPT TWO AND ONE-HALF (2 1/2) ACRES OUT OF THE NORTHWEST CORNER OF SAID SECTION, THAT TRACT HEREIN CONVEYED CONTAINING 157.5 ACRES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	207	127	48	24	H. & G.N. R.R. CO	WHEELER	TX	NORTHWEST QUARTER (NW/4) OF SECTION FORTY EIGHT (48) BLOCK TWENTY FOUR (24) H. & G. N. RY. CO. SURVEY
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	207	127	48	24	H. & G.N. R.R. CO	WHEELER	TX

SOUTH ONE-HALF (S2) OF SECTION NO. FORTY EIGHT (48) IN BLOCK NO. TWENTY-FOUR (24) LOCATED BY VIRTUE OF CERTIFICATE NO. 12/2493 ISSUED TO THE H. & G. N. RY. CO. AND CONTAINING 320 ACRES OF LAND, BE THE SAME MOL

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	302	10	15, A-185	34	H & T.C. RY. COMPANY	WARD	TX	ALL OF SECTION 15, BLOCK 34, H & TC RAILWAY COMPANY SURVEY, CONTAINING 640 ACRES, MORE OR LESS.
THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	302	10	27, 846	B-29	PUBLIC SCHOOL LANDS	WARD	TX

FIVE HUNDRED NINETY-FOUR (594 A.) ACRES OF LAND SITUATED IN SECTION TWENTY-SEVEN (27), BLOCK B-29, PUBLIC SCHOOL LAND, IN SAID WARD COUNTY, TEXAS; FOR A MORE PARTICULAR DESCRIPTION OF WHICH SEE DEED RECORDS OF WARD COUNTY, TEXAS, VOLUME 21, PAGE 635

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	302	10	27	B-29	PUBLIC SCHOOL LANDS	WARD	TX

BEG. AT A STONE MOUND 2-1/2 " IRON PIPE AT THE S CORNER OF SECTION 26 AND THE N CORNER OF SECTION 28, ALL IN BLOCK B-29, PUBLIC SCHOOOL LAND FOR THE E CORNER OF THIS SURVEY, WHENCE AN IRON PIPE AT THE N CORNER OF SECTION 24, BLOCK 5, H&TC RY. SURV. BEARS S. 48 DEG. 41 MIN. E 1921.6 VRS. AND FROM SAID PIPE AN ORIGINAL RK MOUND BEARS N. 40 DEG. 46 MIN. E. 68 VRS; THENCE S. 40 DEG. 47 MIN. W 1911 VRS. TO A ROCK MOUND AND IRON PIPE AT THE N CORNER OF SECTION 29, THIS BLOCK FOR THE S CORNER OF THIS SURV., FROM WHENCE THE N CORNER OF SECTION 25, BLOCK 5, H&TC. RY. SURV. BEARS S. 48 DEG. 41 MIN. E. 1921.7 VRS., AND FROM SAID N. COR. AN ORIGINAL ROCK MOUND BEARS N. 40 DEG. 46 MIN. E. 68 VRS.; THENCE N 48 DEG. 41 MIN. W.  AT 973 VRS. PASS OVER AN IRON PIPE & ROCK MOUND, AT 1295.6 VRS. PASS OVER A 2" IRON PIPE & ROCK MOUND, IN ALL 1781.6 VRS. TO A 2" IRON PIPE AT THE E. CORNER OF SECTION 6 AND THE S CORNER OF SECTION 5, BLOCK 34, H.&T.C. RY. CO. SURVEY FOR THE W CORNER OF THIS SURV., THENCE N40 DEG. 48 MIN. E ALONG AND WITH THE SE LINE OF SAID SECTION 5, BLOCK 34, AT 43 VRS. PASS OVER AN ORIGINAL ROCK

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	302	10	27	B-29	PUBLIC SCHOOL LANDS	WARD	TX

CONTINUED FROM ABOVE ENTRY: MOUND IN ALL 1911 VRS. TO A PINE STAKE SET IN AN OLD ROCK MOUND FOR THE E. CORNER OF SEC. 5 AND THE N CORNER OF THIS SURV., FROM WHENCE ORIGINAL ROCK MOUND BEARS N 40 DEG. 48 MIN. E. 1781.6VRS. TO A POB.  SURVEYED MAY 27 AND 28, 1935, EUGENE SCOTT NAD J. V. CRISWELL. WITH RESPECT TO THE EAXT 100 ACRES OF THE LAND LAST DESCRIBED, THIS INTEREST IS SUBJECT TO LEASE PROVIDING FOR A ROYALTY IN ADDITION TO THE USUAL 1/8; SUCH ADDITIONAL ROYALTY AMOUNTO TO .00512700 OF 8/8 OF PRODUCTION FROM SAID 100 ACRES.

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	302	10			GUNTER & MUSON, Maddox Brothers and Anderson	WARD	TX

ALL THOSE CERTAIN LOTS, TRACTS AND PARCELS OF LAND, SOME OF WHICH LIE IN WARD COUNTY, TX, AND SOME OF WHICH LIE IN WINKER COUNTY, TX, AND SOME OF WHICH LIE PARTLY IN WARD COUNTY AND PARTLY IN WINKLER COUNTY, TX, AGGREGATING 22,840 ACRES, CONSISTING OF 35 SURVEYS OF 640 ACRES EACH AND FRACTION OF TWO OTHER SURVEYS AGGREGATING 440 ACRES, AND ALL OF WHICH ARE PATENTED BY THE STATE OF TEXAS TO GUNTER & MUNSON, MADDOX BROTHERS AND ANDERSON BY PATENTS NOS. 183, 184, 185, 186, 187, 188, 189, 190, 191, 192, 193, 202, 206, 207, 266, 267 268, 270, 271, 272, 273, 274, 275, ALL IN VOLUME 6, AND PATENTS NUMBERED 259, 260, 261, 311, 312, 313, 314, 363,, 364, 365, 391, 392, 393, ALL IN VOLUME 7, TO WHICH PATENTS REFERENCE IS HEREBY MADE FOR DESCRIPTION BY FIELD NOTES OF SAID SURVEYS,  AND WHICH SURVEYS ARE KNOWN AS SURVEYS NOS. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, AND 270 ACRES BEING THE NORTH PART OF SURVEY NO. 50, BOUNDED AS FOLLOWS:  BEG. AT THE NW CORNER OF SAID SURVEY NO. 50; THENCE N. 73 1/2 DEGREES E. 1900 VARAS, TO N.E. CORNER OF SAID SURVEY;

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	302	10			GUNTER & MUSON, MADDOX BROTHERS & ANDERSON	WARD	TX

CONTINUED FROM ABOVE ENTRY: THENCE S. 16 1/2 DEGREES E. 801 VARAS, CORNER IN EAST BOUNDARY LINE OF SAID SURVEY; THENCE S. 73 1/2 DEGREES W. 1900 VARAS, CORNER IN WEST BOUNDARY LINE OF SAID SURVEY; THENCE N. 16 1/2 DEGREES W. 801 VARAS, TO THE PLACE OF BEGINNING, CONTAINING 270 ACRES; AND 170 ACRES OF LAND OUT OF THE NORTHWEST PART OF SURVEY NO. 5, BOUNDED AS FOLLOWS, TO-WIT: BEGINNING AT THE N. W. CORNER OF SAID SURVEY NO. 5; THENCE N. 73 1/2 DEGREES E. 1198 VARAS CORNER IN THE NORTH BOUNDARY LINE OF SAID SURVEY NO. 5; THENCE S. 16 1/2 DEGREES E. 801 VARAS CORNER; THENCE S. 73 1/2 DEGREES W. 1198 VARAS CORNER IN WEST BOUNDARY LINE OF SAID SURVEY NO. 5; THENCE N. 16 1/2 DEGREES W. 801 VARAS TO THE PLACE OF BEGINNING, CONTAINING 170 ACCESS OF LAND. ALL THE HEREINBEFORE DESCRIBED AND HEREIN AND HEREBY CONVEYED LANDS ARE IN BLOCK F AND ON THE NORTH SIDE OF THE TEXAS AND PACIFIC RAILWAY.  OF THE ABOVE NUMBERED SURVEYS THE FOLLOWING LIE IN WARD CUONTY, TO WIT;  SURVEYS 16, 17, 18,  19, 20,21,22,23 ,24 ,25, 26, 35, 36, 37, 38, 39, 40 AND THE 170 ACRES OF OF SECTION 5. AND THE FOLLOWING OF THEM ARE

THE CHASE MANHATTAN BANK(NATIONAL ASSOCIATION), A NATIONAL BANKING ASSOCIATION, AS TRUSTEE	THE BUFFALO CO.	4/1/1967	302	10			GUNTER & MUSON, MADDOX BROTHERS & ANDERSON	WARD	TX

CONTINUED FROM ABOVE ENTRY: LOCATED PARTLY IN WARD COUNTY AND PARLTY IN WINKLER COUNTY, TEXAS TO-WIT:  SURVEYS 6, 15, 27, 34. AND THE FLOOWING OF THEM LIE IN WINKLER COUNTY, TO-WIT: SECTIONS 7, 8, 9, 10, 11, 12, 13, 14, 28, 29, 30, 31, 32 AND 33, AND THE 270 ACRES OUT OF SECTION 50

EXHIBIT H

Form of HHC Conveyance

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

Prepared by:	Return to:
Jack Macdowell	Jack Macdowell
Dorchester Minerals, L.P.	Dorchester Minerals, L.P.
3838 Oak Lawn Avenue, Suite 300	3838 Oak Lawn Avenue, Suite 300
Dallas, Texas 75219	Dallas, Texas 75219

MINERAL AND ROYALTY DEED

This MINERAL AND ROYALTY DEED (this “Deed”) from H. Huffman & Co., A Limited Partnership, an Oklahoma limited partnership, whose address is 301 NW 63rd Street, Suite 510, Oklahoma City, Oklahoma 73116 (“Grantor”) to Dorchester Minerals, L.P., a Delaware limited partnership, whose address is 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219 (“Grantee”), is being executed and delivered effective as of January 1, 2019, at 7:00 a.m. local time at the location of the Assets (the “Effective Time”). Grantor and Grantee are individually referred to herein as a “Party” and collectively as the “Parties”.

NOW THEREFORE, for the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the other terms and provisions hereof, Grantor does hereby SELL, CONVEY, ASSIGN and TRANSFER unto Grantee, effective as of the Effective Time, all of Grantor’s right, title and interest in and to the following assets and properties (less and except the Excluded Assets, collectively, the “Assets”):

A.     the (i) mineral interests and corresponding right to produce oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid hydrocarbons, associated gases, vaporous substances and minerals and (ii) sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value whether or not generally produced from a wellbore in conjunction with the production of oil and gas (collectively, the “Mineral Interests”), in, on and under the properties, rights and interests (including, without limitation, oil and gas leases, royalty interests, overriding royalty interests, fee royalty interests, fee mineral interests, net profits interests and other interests) described in Exhibit A attached hereto and made a part hereof (the “Lands”);

B.     unitization, lease pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby, as it relates to the properties, rights and interests described in Paragraph A above;

C.     operating agreements, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farm-out and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in Paragraph A or Paragraph B above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil and gas or other minerals produced from (or allocated to) such properties, rights and interests, as same may be amended or supplemented from time to time;

D.     oil and gas and other minerals produced from or allocated to the properties, rights and interests described in Paragraph A or Paragraph B above, and any products processed or obtained therefrom (collectively, the “Production”), together with (i) all proceeds of Production (regardless of whether the severance of the Production to which such proceeds relates occurred on, before or after the Effective Time, other than proceeds of Production that are attributable to periods prior to the Effective Time and that are actually received by the Grantor prior to the Effective Time), and (ii) all liens and security interests securing payment of the proceeds from the sale of such Production, including, but not limited to, those liens and security interests provided for under statutes enacted in the jurisdiction in which the Assets are located, or statutes made applicable to the Assets under federal law (or some combination of federal and state law);

E.     all payments received, or to be received, in lieu of Production from the properties, rights and interests described in Paragraph A or Paragraph B above (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred on, before or after the Effective Time, other than payments attributable to periods prior to the Effective Time and that are actually received by the Grantor prior to the Effective Time), including, without limitation, (i) “take or pay” payments and similar payments, (ii) payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, (iii) payments received under a gas balancing agreement or similar written or oral arrangement, as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by the Grantor as a result of the Grantor (and/or its predecessors in title) taking or having taken less gas from lands covered by a property right or interest described in Paragraph A or Paragraph B, than its ownership of such property right or interest would entitle it to receive and (iv) shut-in rental or royalty payments;

F.     to the extent legally transferable, all interests in all favorable contract rights and choses in action (i.e., rights to enforce contracts or to bring claims thereunder) related to the properties, rights and interests described in Paragraphs A-D above regardless of whether the same arose, and/or the events which gave rise to the same occurred on, before or after the Effective Time hereof, and further regardless of whether same arise under contract, the law or in equity); and

G.     all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties, including without limitation executive rights (i.e., rights to execute leases), rights to receive bonuses and delay rentals and rights to grant pooling authority.

H.     to the extent transferable without material restriction or payment of a transfer or license fee under third-party agreements (to the extent not paid and reimbursed by Grantee), originals or copies (at Grantor’s discretion, provided that any copy costs shall be borne by Grantor) of all files, records, and data in Grantor’s possession relating to the assets, properties and items described in Paragraphs A-G above (collectively, the “Records”), which Records shall include deed and lease records, division order records, title records (including abstracts of title, title opinions and memoranda and title curative documents), electronic data files (if any), maps, production records, decline curves and graphical production curves and accounting and property tax records.

Notwithstanding anything herein to the contrary, the Assets shall not include or be deemed to include any Excluded Assets. As used herein, “Excluded Assets” means any rights, titles, interests of a lessee in, to or under any oil, gas and/or mineral leases.

TO HAVE AND TO HOLD all of the said interest of Grantor in and to the Assets and all of the oil, gas and other minerals of every kind, character and description in, on, under or that may be produced from the Lands and/or lands pooled therewith, together with all and singular the rights and appurtenances thereto in anywise belonging, unto the said Grantee, its successors, heirs and assigns, forever, and Grantor, for itself and its heirs, executors, administrators, successors and assigns does hereby agree to forever warrant and defend title to the oil, gas and other minerals of every kind, character and description in, on, under or that may be produced from the Lands unto Grantee and Grantee’s successors, heirs and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

Except for the special warranty of title as provided for herein, the Assets are being conveyed and transferred without any representation, warranty, or covenant of title of any kind or nature, either express, implied, or statutory. Except for the special warranty of title as provided for herein, Grantor makes no other representation, covenant, or warranty, express, implied, or statutory, relating to the Assets, including, without limitation, any as to the accuracy or completeness of any data or records delivered to Grantee with respect to the Assets, or concerning the quality or quantity of hydrocarbon reserves, if any, attributable to the Assets, or the ability of the Assets to produce hydrocarbons, or the product prices which Grantee is or will be entitled to receive from the sale of any such hydrocarbons, and the Assets are being assigned to Grantee, and accepted by Grantee, in their “AS IS, WHERE IS” condition.

Grantor, does hereby expressly authorize and direct any purchaser of oil and/or gas produced from the Lands or lands pooled or unitized therewith, or otherwise attributable to the interests herein conveyed, to pay to Grantee, its successors or assigns, all of the proceeds from sale of Production and other amounts that may have been previously accrued, may hereafter accrue, or are otherwise attributable to the interest herein conveyed, regardless of whether accruing and/or attributable to periods of time before or after the date of this Deed (including, without limitation, any funds held in suspense by any operator or Production purchaser), without a requirement that the Grantor execute a transfer order or other similar instrument before such payments are made to Grantee. Grantor agrees to execute and perform such further actions and assurances as may be reasonably requested or required to allow Grantee full use, benefit, and enjoyment of the interests conveyed by this Deed and all proceeds of Production attributable thereto.

This Deed shall be binding upon, and shall inure to the benefit of, Grantor and Grantee, and their respective successors and permitted assigns.

This Deed may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

This Deed will be interpreted, construed and governed by the laws of the State of Texas, without reference to choice of law principles thereof that might apply the laws of another jurisdiction.

Grantor and Grantee shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably requested in order to accomplish more effectively the purposes of the transactions contemplated by this Deed.

[Signature Pages Follow]

Witnesses:	Grantor:

H. HUFFMAN & CO.

	By:	Huffman Oil Co., L.L.C., its general partner

	By:	/s/
	Name:	Huston Huffman, Jr.
	Title:	Manager

STATE OF OKLAHOMA

COUNTY OF OKLAHOMA

BE IT REMEMBERED THAT I, the undersigned authority, a Notary Public duly qualified; commissioned; sworn and acting in and for said county and state aforesaid, and being authorized in such county and state to take acknowledgements, hereby certify that on this ______ day of March, 2019, there personally appeared before me Huston Huffman, Jr., as Manager of Huffman Oil Co., l.l.c., an Oklahoma limited liability company, as General Partner of H. Huffman & Co., an Oklahoma limited partnership, on behalf of said limited liability company and limited partnership, being a party to the foregoing instrument.

COLORADO, IDAHO, ILLINOIS, KANSAS, KENTUCKY, MONTANA, NORTH DAKOTA, NEW MEXICO, OKLAHOMA, OREGON, TEXAS:

This instrument was acknowledged before me this day, by Huston Huffman, Jr., as Manager of Huffman Oil Co., l.l.c., an Oklahoma limited liability company, as General Partner of H. Huffman & Co., an Oklahoma limited partnership, on behalf of said limited liability company and limited partnership.

ARKANSAS:

On this day, before me, a Notary Public, (or before any officer within this State or without the State now qualified under existing law to take acknowledgments), duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Huston Huffman, Jr. (being the person authorized by said limited partnership to execute such instrument, stating his respective capacity in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that he was the Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, as General Partner of H. Huffman & Co., an Oklahoma limited partnership, and was duly authorized in his respective capacity to execute the foregoing instrument(s) for and in the name and behalf of said limited partnership and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

SOUTH DAKOTA:

On this day, before me, the undersigned officer, personally appeared Huston Huffman, Jr., who acknowledged himself to be the Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, the General Partner of H. Huffman & Co., an Oklahoma limited partnership, and that he, as such Manager Partner being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, the General Partner of H. Huffman & Co., an Oklahoma limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Oklahoma City, Oklahoma County, Oklahoma on the day and year first hereinabove written.

____________________________________
Notary Public –
My Commission Expires: _______________
Printed Name: ________________________

Witnesses:	Grantee:

DORCHESTER MINERALS, L.P.

	By:	Dorchester Minerals Management LP, its general partner

	By:	Dorchester Minerals Management GP LLC, its general partner

By:
	Name:	William Casey McManemin
	Title	Chief Executive Officer

STATE OF TEXAS

COUNTY OF DALLAS

BE IT REMEMBERED THAT I, the undersigned authority, a Notary Public duly qualified; commissioned; sworn and acting in and for said county and state aforesaid, and being authorized in such county and state to take acknowledgements, hereby certify that on this ______ day of March, 2019, there personally appeared before me William Casey McManemin, as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, on behalf of said limited liability company and limited partnerships, being a party to the foregoing instrument.

COLORADO, IDAHO, ILLINOIS, KANSAS, KENTUCKY, MONTANA, NORTH DAKOTA, NEW MEXICO, OKLAHOMA, OREGON, TEXAS:

This instrument was acknowledged before me on this day, by William Casey McManemin, as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, on behalf of said limited liability company and limited partnerships.

ARKANSAS:

On this day, before me, a Notary Public, (or before any officer within this State or without the State now qualified under existing law to take acknowledgments), duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named William Casey McManemin (being the person authorized by said limited partnership to execute such instrument, stating his respective capacity in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that he was the Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, and was duly authorized in his respective capacity to execute the foregoing instrument(s) for and in the name and behalf of said limited partnership and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

SOUTH DAKOTA:

On this day, before me, the undersigned officer, personally appeared William Casey McManemin, who acknowledged himself to be the Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, the General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, the General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, and that he, as such Chief Executive Officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Dallas, Dallas County, Texas on the day and year first hereinabove written.

____________________________________
Notary Public – State of Texas
My Commission Expires: _______________
Printed Name: ________________________

Exhibit I

Preliminary Statement Estimated Contributed Cash

Estimated Contributed Cash adds:

All TBC Cash receipts received for the Properties from January 1 through March 31, 2019	$0

All HHC Cash receipts received January 1 through March 31, 2019 for :
Royalty, ORRI, and other non‐cost bearing interest Properties revenue production receipts (net of deducts)	$0

Working interest Properties production receipts (net of deducts) bonuses, delay rentals, and shut‐in royalty receipts, other than production	$0
Any proceeds relating to legal claims or settlements involving the Properties	$0
Proceeds of any asset sales of the Acquired Entities	$0
All other cash receipts related to the Properties (other than the Excluded Assets) not classified above related to the Acquired Entities	$0

Estimated Contributed Cash deducts:
HHC Working interest Properties costs (LOE, capital, etc.) paid January 1 through March 31, 2019	$0

Total Contributed Cash payable to DMLP upon closing	$0

Other Cash payable to DMLP and DMOLP (to remain in the Acquired Entities Operating bank accounts):
All HHC outstanding checks as of March 31, 2019	$0
All TBC outstanding checks as of March 31, 2019	$0
Any other Indebtedness and outstanding liabilities	$0

EXHIBIT J

Form of TBC Conveyance

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

Prepared by:	Return to:
Jack Macdowell	Jack Macdowell
Dorchester Minerals, L.P.	Dorchester Minerals, L.P.
3838 Oak Lawn Avenue, Suite 300	3838 Oak Lawn Avenue, Suite 300
Dallas, Texas 75219	Dallas, Texas 75219

MINERAL AND ROYALTY DEED

This MINERAL AND ROYALTY DEED (this “Deed”) from The Buffalo Co., A Limited Partnership, an Oklahoma limited partnership, whose address is 301 NW 63rd Street, Suite 510, Oklahoma City, Oklahoma 73116 (“Grantor”) to Dorchester Minerals, L.P., a Delaware limited partnership, whose address is 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219 (“Grantee”), is being executed and delivered effective as of January 1, 2019, at 7:00 a.m. local time at the location of the Assets (the “Effective Time”). Grantor and Grantee are individually referred to herein as a “Party” and collectively as the “Parties”.

NOW THEREFORE, for the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the other terms and provisions hereof, Grantor does hereby SELL, CONVEY, ASSIGN and TRANSFER unto Grantee, effective as of the Effective Time, all of Grantor’s right, title and interest in and to the following assets and properties (less and except the Excluded Assets, collectively, the “Assets”):

A. the (i) mineral interests and corresponding right to produce oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid hydrocarbons, associated gases, vaporous substances and minerals and (ii) sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and all other minerals, ores or substances of value whether or not generally produced from a wellbore in conjunction with the production of oil and gas (collectively, the “Mineral Interests”), in, on and under the properties, rights and interests (including, without limitation, oil and gas leases, royalty interests, overriding royalty interests, fee royalty interests, fee mineral interests, net profits interests and other interests) described in Exhibit A attached hereto and made a part hereof (the “Lands”);

B. unitization, lease pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby, as it relates to the properties, rights and interests described in Paragraph A above;

C. operating agreements, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farm-out and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in Paragraph A or Paragraph B above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil and gas or other minerals produced from (or allocated to) such properties, rights and interests, as same may be amended or supplemented from time to time;

D. oil and gas and other minerals produced from or allocated to the properties, rights and interests described in Paragraph A or Paragraph B above, and any products processed or obtained therefrom (collectively, the “Production”), together with (i) all proceeds of Production (regardless of whether the severance of the Production to which such proceeds relates occurred on, before or after the Effective Time, other than proceeds of Production that are attributable to periods prior to the Effective Time and that are actually received by the Grantor prior to the Effective Time), and (ii) all liens and security interests securing payment of the proceeds from the sale of such Production, including, but not limited to, those liens and security interests provided for under statutes enacted in the jurisdiction in which the Assets are located, or statutes made applicable to the Assets under federal law (or some combination of federal and state law);

E. all payments received, or to be received, in lieu of Production from the properties, rights and interests described in Paragraph A or Paragraph B above (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred on, before or after the Effective Time, other than payments attributable to periods prior to the Effective Time and that are actually received by the Grantor prior to the Effective Time), including, without limitation, (i) “take or pay” payments and similar payments, (ii) payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, (iii) payments received under a gas balancing agreement or similar written or oral arrangement, as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by the Grantor as a result of the Grantor (and/or its predecessors in title) taking or having taken less gas from lands covered by a property right or interest described in Paragraph A or Paragraph B, than its ownership of such property right or interest would entitle it to receive and (iv) shut-in rental or royalty payments;

F. to the extent legally transferable, all interests in all favorable contract rights and choses in action (i.e., rights to enforce contracts or to bring claims thereunder) related to the properties, rights and interests described in Paragraphs A-D above regardless of whether the same arose, and/or the events which gave rise to the same occurred on, before or after the Effective Time hereof, and further regardless of whether same arise under contract, the law or in equity); and

G. all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties, including without limitation executive rights (i.e., rights to execute leases), rights to receive bonuses and delay rentals and rights to grant pooling authority.

H. to the extent transferable without material restriction or payment of a transfer or license fee under third-party agreements (to the extent not paid and reimbursed by Grantee), originals or copies (at Grantor’s discretion, provided that any copy costs shall be borne by Grantor) of all files, records, and data in Grantor’s possession relating to the assets, properties and items described in Paragraphs A-G above (collectively, the “Records”), which Records shall include deed and lease records, division order records, title records (including abstracts of title, title opinions and memoranda and title curative documents), electronic data files (if any), maps, production records, decline curves and graphical production curves and accounting and property tax records.

Notwithstanding anything herein to the contrary, the Assets shall not include or be deemed to include any Excluded Assets. As used herein, “Excluded Assets” means any rights, titles, interests of a lessee in, to or under any oil, gas and/or mineral leases.

TO HAVE AND TO HOLD all of the said interest of Grantor in and to the Assets and all of the oil, gas and other minerals of every kind, character and description in, on, under or that may be produced from the Lands and/or lands pooled therewith, together with all and singular the rights and appurtenances thereto in anywise belonging, unto the said Grantee, its successors, heirs and assigns, forever, and Grantor, for itself and its heirs, executors, administrators, successors and assigns does hereby agree to forever warrant and defend title to the oil, gas and other minerals of every kind, character and description in, on, under or that may be produced from the Lands unto Grantee and Grantee’s successors, heirs and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

Except for the special warranty of title as provided for herein, the Assets are being conveyed and transferred without any representation, warranty, or covenant of title of any kind or nature, either express, implied, or statutory. Except for the special warranty of title as provided for herein, Grantor makes no other representation, covenant, or warranty, express, implied, or statutory, relating to the Assets, including, without limitation, any as to the accuracy or completeness of any data or records delivered to Grantee with respect to the Assets, or concerning the quality or quantity of hydrocarbon reserves, if any, attributable to the Assets, or the ability of the Assets to produce hydrocarbons, or the product prices which Grantee is or will be entitled to receive from the sale of any such hydrocarbons, and the Assets are being assigned to Grantee, and accepted by Grantee, in their “AS IS, WHERE IS” condition.

Grantor, does hereby expressly authorize and direct any purchaser of oil and/or gas produced from the Lands or lands pooled or unitized therewith, or otherwise attributable to the interests herein conveyed, to pay to Grantee, its successors or assigns, all of the proceeds from sale of Production and other amounts that may have been previously accrued, may hereafter accrue, or are otherwise attributable to the interest herein conveyed, regardless of whether accruing and/or attributable to periods of time before or after the date of this Deed (including, without limitation, any funds held in suspense by any operator or Production purchaser), without a requirement that the Grantor execute a transfer order or other similar instrument before such payments are made to Grantee. Grantor agrees to execute and perform such further actions and assurances as may be reasonably requested or required to allow Grantee full use, benefit, and enjoyment of the interests conveyed by this Deed and all proceeds of Production attributable thereto.

This Deed shall be binding upon, and shall inure to the benefit of, Grantor and Grantee, and their respective successors and permitted assigns.

This Deed may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

This Deed will be interpreted, construed and governed by the laws of the State of Texas, without reference to choice of law principles thereof that might apply the laws of another jurisdiction.

Grantor and Grantee shall each execute, acknowledge and deliver to the other such further instruments and take such other action as may be reasonably requested in order to accomplish more effectively the purposes of the transactions contemplated by this Deed.

[Signature Pages Follow]

Witnesses:	Grantor:

THE BUFFALO CO.

	By:	Huffman Oil Co., L.L.C., its general partner

By:
	Name:	Huston Huffman, Jr.
	Title:	Manager

STATE OF OKLAHOMA

COUNTY OF OKLAHOMA

BE IT REMEMBERED THAT I, the undersigned authority, a Notary Public duly qualified; commissioned; sworn and acting in and for said county and state aforesaid, and being authorized in such county and state to take acknowledgements, hereby certify that on this ______ day of March, 2019, there personally appeared before me Huston Huffman, Jr., as Manager of Huffman Oil Co., l.l.c., an Oklahoma limited liability company, as General Partner of The Buffalo Co., an Oklahoma limited partnership, on behalf of said limited liability company and limited partnership, being a party to the foregoing instrument.

COLORADO, IDAHO, ILLINOIS, KANSAS, KENTUCKY, MONTANA, NORTH DAKOTA, NEW MEXICO, OKLAHOMA, OREGON, TEXAS:

This instrument was acknowledged before me this day, by Huston Huffman, Jr., as Manager of Huffman Oil Co., l.l.c., an Oklahoma limited liability company, as General Partner of The Buffalo Co., an Oklahoma limited partnership, on behalf of said limited liability company and limited partnership.

ARKANSAS:

On this day, before me, a Notary Public, (or before any officer within this State or without the State now qualified under existing law to take acknowledgments), duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Huston Huffman, Jr. (being the person authorized by said limited partnership to execute such instrument, stating his respective capacity in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that he was the Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, as General Partner of The Buffalo Co., an Oklahoma limited partnership, and was duly authorized in his respective capacity to execute the foregoing instrument(s) for and in the name and behalf of said limited partnership and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

SOUTH DAKOTA:

On this day, before me, the undersigned officer, personally appeared Huston Huffman, Jr., who acknowledged himself to be the Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, the General Partner of The Buffalo Co., an Oklahoma limited partnership, and that he, as such Manager Partner being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, the General Partner of The Buffalo Co., an Oklahoma limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Oklahoma City, Oklahoma County, Oklahoma on the day and year first hereinabove written.

____________________________________
Notary Public –
My Commission Expires: _______________
Printed Name: ________________________

Witnesses:	Grantee:

DORCHESTER MINERALS, L.P.

	By:	Dorchester Minerals Management LP, its general partner

	By:	Dorchester Minerals Management GP LLC, its general partner

By:
	Name:	William Casey McManemin
	Title	Chief Executive Officer

STATE OF TEXAS

COUNTY OF DALLAS

BE IT REMEMBERED THAT I, the undersigned authority, a Notary Public duly qualified; commissioned; sworn and acting in and for said county and state aforesaid, and being authorized in such county and state to take acknowledgements, hereby certify that on this ______ day of March, 2019, there personally appeared before me William Casey McManemin, as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, on behalf of said limited liability company and limited partnerships, being a party to the foregoing instrument.

COLORADO, IDAHO, ILLINOIS, KANSAS, KENTUCKY, MONTANA, NORTH DAKOTA, NEW MEXICO, OKLAHOMA, OREGON, TEXAS:

This instrument was acknowledged before me on this day, by William Casey McManemin, as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, on behalf of said limited liability company and limited partnerships.

ARKANSAS:

On this day, before me, a Notary Public, (or before any officer within this State or without the State now qualified under existing law to take acknowledgments), duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named William Casey McManemin (being the person authorized by said limited partnership to execute such instrument, stating his respective capacity in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that he was the Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, and was duly authorized in his respective capacity to execute the foregoing instrument(s) for and in the name and behalf of said limited partnership and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

SOUTH DAKOTA:

On this day, before me, the undersigned officer, personally appeared William Casey McManemin, who acknowledged himself to be the Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, the General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, the General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, and that he, as such Chief Executive Officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Dallas, Dallas County, Texas on the day and year first hereinabove written.

____________________________________
Notary Public – State of Texas
My Commission Expires: _______________
Printed Name: ________________________

EXHIBIT K

Form of NPI Conveyance

Attached to and made a part of that certain Contribution and Exchange Agreement dated March 29, 2019, by and among Dorchester Minerals, L.P., H. Huffman & Co., A Limited Partnership, The Buffalo Co., A Limited Partnership and et al.

CONVEYANCE OF NET PROFITS OVERRIDING ROYALTY INTEREST

This Conveyance of Net Profits Overriding Royalty Interest is by and between:

H. Huffman & Co., A Limited Partnership.	(“Assignor”)
301 NW 63rd Street
Suite 510
Oklahoma City, Oklahoma 73116

Dorchester Minerals, L.P.	(“Assignee”)
3838 Oak Lawn Ave.
Suite 300
Dallas, Texas 75219

NOW, THEREFORE, Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignee, does hereby GRANT, BARGAIN, ASSIGN, TRANSFER, CONVEY, AND DELIVER, without warranties or covenants of title, express or implied, except as hereinafter set forth, unto Assignee and Assignee’s successors and assigns, effective as of 7:01 a.m. local time at the location of the properties herein assigned, on January 1, 2019 (such date and time being referred to herein as the “Effective Date”), that certain present vested property right that is, an overriding royalty interest (the “Overriding Royalty Interest”) in and to the Subject Minerals if, as and when produced and saved from the Subject Interests, payable solely out of Gross Proceeds from the Sale of Subject Minerals in an amount equal to 96.97% of the Net Proceeds attributable to the Subject Interests.

PART I

The Overriding Royalty Interest shall be determined and administered in accordance with the provisions of Sections 1 through 3 of this PART I.

SECTION 1

Definitions

As used in this Conveyance, the following words, terms or phrases shall have the following meanings:

Section 1.1. “Business Day” means a day on which none of the banks to or from which a payment authorized hereunder may be made are closed as authorized or required by law.

Section 1.2. “Conveyance” means this Conveyance of Net Profits Overriding Royalty Interest.

Section 1.3. “Excess Production Costs” at any point in time means an amount equal to the excess of Production Costs over Gross Proceeds for the period ending with such point and beginning with the end of the most recent Period in which there were Net Proceeds.

Section 1.4. “General and Administrative Costs” means those additional costs, of whatever nature, deemed necessary by Assignor to properly operate and/or manage the Subject Interests and that are not properly classified as Production Costs. Initially, General and Administrative Costs will be charged on a cents-per-mile or dollars-per-well basis utilizing surveys and escalators normally used in the oil and gas industry; provided, however, that the use of such surveys and escalators shall not act to place a floor or cap on such costs.

Section 1.5. “Gross Proceeds” means the amounts received on or after the Effective Date, generally on the cash method of accounting, by WI Owner, without duplication, from the sale or other disposition of Subject Minerals, subject to the following:

(a) There shall be included any amount which WI Owner shall receive as a result of leasehold working interests, net profits interests, production payments, mineral interests, overriding and other royalty interests owned by WI Owner and included as part of the Subject Interests.

(b) There shall be excluded any amount for Subject Minerals attributable to nonconsent operations conducted with respect to the Subject Interests (or any portion thereof) as to which WI Owner shall be a nonconsenting party and which is dedicated to the recoupment or reimbursement of costs and expenses of the consenting party or parties by the terms of the relevant operating agreement, unit agreement, contract for development or other agreement providing for such nonconsent operations.

(c) If a controversy exists (whether by reason of any statute, order, decree, rule, regulation, contract or otherwise) between WI Owner and any purchaser from WI Owner or any other third party as to the correct sales price or sales volume of any Subject Minerals, then

(i) amounts withheld by the purchaser or any such third party or deposited by it in an interest bearing account with a commercial bank as escrow agent shall not be considered to be received by WI Owner and shall not be credited to the Net Proceeds Account (as defined in Section 2.4 below) until actually collected by WI Owner, and the proceeds of such account less the interest earned thereon, if any, shall thereafter be distributed in accordance with this Conveyance and the interest earned thereon, if any, allocable to the Royalty Owner shall (if agreed upon by depositor and escrow agent) be paid directly to the Royalty Owner by any such escrow agent upon resolution of such controversy, and such interest shall not be deemed to constitute a portion of Gross Proceeds; and

(ii) amounts received by WI Owner and held in suspense (not paid) or promptly deposited by it in an interest bearing account with a commercial bank as escrow agent shall not be considered to have been received by WI Owner and shall not be credited to the Net Proceeds Account until removed by WI Owner from suspense or until disbursed to WI Owner by such escrow agent, and the proceeds of such account less the interest earned thereon, if any, shall thereafter be distributed in accordance with this Conveyance and the interest earned thereon, if any, allocable to the Royalty Owner shall be paid directly to the Royalty Owner by such escrow agent upon resolution of such controversy, and such interest shall not be deemed to constitute a portion of Gross Proceeds.

(d) During any Period when WI Owner is, for any Subject Interest, an Overproduced Party or an Underproduced Party under any gas balancing arrangement, there shall be included in Gross Proceeds amounts (other than those for cash balancing) received by WI Owner from a purchaser of Subject Minerals or an Overproduced Party as and when paid to WI Owner.

(e) If any portion of the amounts described in Section 1.5(d) above are in good faith determined by WI Owner to be subject to cash balancing and WI Owner determines in good faith that the potential cash balancing amount may exceed future Net Proceeds when the cash balancing contingency occurs, then:

(i) an amount up to the amount subject to cash balancing (or a reasonable estimate thereof) shall be excluded from future Gross Proceeds, shall be held in suspense (not paid) or deposited by WI Owner in an interest bearing escrow account with an escrow agent and shall not be credited to the Net Proceeds Account until disbursed in accordance with the provisions of (ii) below; and

(ii) amounts held in suspense (not paid) or placed in interest bearing escrow accounts as provided above shall be distributed either to (a) Royalty Owner and WI Owner in accordance with this Conveyance when WI Owner determines in good faith that the potential for cash balancing no longer exists as to all or a portion of the funds in suspense or in such account, provided, that interest earned, if any, on any such escrow account allocable to the Royalty Owner shall be paid directly to the Royalty Owner by the escrow agent, and such interest shall not be deemed to constitute either a portion of Gross Proceeds or a reduction to Production Costs as described in Section 1.14(c), or (b) WI Owner for the cash balancing due to any party due such cash balancing.

(f) There shall be excluded any amount for Subject Minerals unavoidably lost or used in the production thereof and any imputed or calculated amount for domestic gas delivered but not sold or for line loss or fuel gas used in the production of Subject Minerals or used by WI Owner in conformity with prudent practices for drilling, production, operation or plant operations (including gas injection, compression, gathering, treating, conditioning, transporting, dehydration, secondary recovery, pressure maintenance, repressuring, recycling operations, plant fuel or shrinkage) (i) conducted for the purpose of producing Subject Minerals or marketing or making marketable the Subject Minerals or (ii) from any unit to which the Subject Interests are committed, but only so long as such Subject Minerals are so used and the cost thereof is not borne by others and paid to WI Owner.

(g) Gross Proceeds shall not include any amounts described in Section 1.14(c) hereof.

(h) Gross Proceeds shall not include any amounts received by WI Owner from third parties as the result of cash balancing obligations relating to underproduced positions which affect the Subject Interests.

(i) Gross Proceeds shall include any amount received as bonus for any oil, gas and/or mineral lease executed by WI Owner after the Effective Date and covering any portion of the Subject Interests.

(j) Gross Proceeds shall not include amounts attributable to the interests of parties other than WI Owner and the Royalty Owner in the lands described in Exhibits A and A-1 and shall not include any amounts paid that are attributable to production payments, royalties or overriding royalties payable to such other parties.

Section 1.6. “Lease” or “Leases” means the oil, gas and mineral leases (or portions thereof or interests therein, including, without limitation, any net profits interests, production payments, royalty interests, overriding royalty interests and similar interests) covering the Subject Interests described in Exhibits A and A-1 attached hereto.

Section 1.7. “Minerals” means oil, gas, other liquid and gaseous hydrocarbons and other minerals, whether similar or dissimilar.

Section 1.8. “Net Proceeds” for any Period after the Effective Date means the excess of Gross Proceeds received by WI Owner during such Period over the sum of (a) Production Costs paid during such Period and (b) Excess Production Costs as of the end of the immediately preceding Period, as such Net Proceeds are computed in accordance with Section 2.4 hereof.

Section 1.9. “Overproduced Party” means a party to a gas balancing arrangement who, as a result of producing, in addition to its own share of production, that portion of another party’s share of production which such other party is unable or unwilling to market or otherwise to dispose of, is in a position of net over-production with respect to such other party or parties to such gas balancing arrangement.

Section 1.10. “Period” means one calendar month; provided, however, that the first Period shall run from the Effective Date to the last day of the calendar month in which the Effective Date falls.

Section 1.11. “Person” means any individual, corporation, partnership, trust, estate or other entity or organization.

Section 1.12. “Prime Interest Rate” means the interest rate announced from time to time by Bank of America at its principal office in Dallas, Texas as its “prime interest rate.”

Section 1.13. “Process” or “Processing” means to manufacture, refine, process, fractionate, dehydrate, condition, treat, conduct absorption or plant operations, market (including without limitation gather, transport and exchange) or compress Subject Minerals in a manner which does not constitute Well Operations.

Section 1.14. “Production Costs” means, to the extent such costs are properly allocable to the Subject Interests and have been incurred and paid or otherwise discharged by WI Owner during any Period, on the cash method of accounting (or accrued, even if not paid or otherwise discharged, to the extent provided in this Section 1.14), and whether capital or non-capital in nature, without duplication:

(a) the sum of

(i) the maintenance, drilling, completing, equipping and operating costs for such Period and all other costs for such Period incurred by WI Owner applicable to the Subject Interests, including budgeted capital expenditures and/or unusual items of material cost;

(ii) an amount equal to all general property (ad valorem), production, severance, sales, gathering, energy, BTU and similar state, federal or other taxes (except income taxes) assessed or levied on or in connection with the Subject Interests, the Overriding Royalty Interest or the production therefrom or equipment thereon, or the processing, gas exchange or marketing of production attributable thereto, and which taxes (as adjusted or as finally determined) are deducted or excluded from proceeds of Sale received by WI Owner or paid by WI Owner and attributable to both WI Owner’s and Royalty Owner’s share in the Subject Minerals or the Subject Interests; provided, however, that in the case of any such taxes that accrue ratably over any period, such taxes shall be deemed to be Production Costs as they accrue;

(iii) all amounts borne by WI Owner in such Period as to any of the following: (a) to the extent allocable to the Subject Interests, payments made to others in the area in connection with the drilling or deferring of drilling of any well on or in the vicinity of any of the Subject Interests (including dry hole and bottom hole payments and payments made to others for refraining from drilling an offset well) or in connection with any cost adjustments with respect to any well and/or leasehold equipment upon unitization of any of the Subject Interests; (b) to the extent allocable to the Subject Interests, rent and other consideration paid for use of or damage to the surface and (c) all direct charges applicable to the Subject Interests relating to lease renewals, geological and geophysical, seismic, engineering and preparation for drilling costs (including without limitation the cost of securing any seismic or geophysical permits or options);

(iv) to the extent allocable to the Subject Interests, all other costs, expenses and liabilities of, in connection with, arising out of or relating to operating any well on the Subject Interests and producing Subject Minerals and sale and marketing thereof for such Period, including without limitation: (a) costs of equipping, plugging back, reworking, recompleting, plugging and abandoning and surface restoration and other related costs as required by law and in accordance with the terms of the Leases (or instruments covering lands pooled with any Lease) and of making the Subject Minerals ready or available for market; (b) the costs of Well Operations and of Processing, together with any construction costs associated with facilities utilized in connection with Well Operations or Processing; (c) the costs of secondary recovery, pressure maintenance, repressuring, recycling and other operations commonly used in the oil and gas industry which are recognized as reputable methods of enhancing production; (d) the costs of claims or litigation concerning marketing the Subject Minerals or delivery of production from, title to, taxation (limited to ad valorem or any other property taxes and severance or any other taxes payable out of or measured by production) of or operation of the Subject Interests, including claims or litigation relating to the drilling, testing and completing of any well on the Subject Interests, and any other acts or omissions of WI Owner consistent herewith (as a prudent owner or operator) or brought by WI Owner to protect the Subject Interests as a prudent owner or operator; (e) the cost of insurance incurred for the protection of the Subject Interests, the Royalty Owner or WI Owner; (f) delay rentals and shut-in royalties, (g) the costs (including without limitation any reasonable legal fees) of negotiating and preparing oil, gas and/or mineral leases to be executed covering any of the Subject Interests, and (h) payments to others for production of Subject Minerals produced but not sold by WI Owner; provided, however, that in the case of any such costs and expenses in clauses (a) through (h) of this subsection (iv) that accrue ratably over any period, such costs and expenses shall be deemed to be Production Costs as they accrue;

(v) the costs incurred by WI Owner for audits, if any, conducted by or on behalf of the Royalty Owner, and the costs incurred for any statements and reports provided by WI Owner to the Royalty Owner, to the extent not otherwise included as a Production Cost hereunder;

(vi) to the extent allocable to the Subject Interests, refunds of revenues previously included as Gross Proceeds required to be made by WI Owner (including any interest thereon or penalties) as a result of the bankruptcy, insolvency or similar condition of a purchaser of production or other party, an order of the Federal Energy Regulatory Commission or other governmental unit or any other legal reason;

(vii) to the extent allocable to the Subject Interests, any amounts paid by WI Owner after the Effective Date as a prudent owner or operator, whether as refund, interest or penalty, to (A) a purchaser because the amount initially received by WI Owner as sales price attributable to operations after the Effective Date was more or allegedly more than permitted by the terms of any applicable contract, statute, regulation, order, decree or other obligation, (B) any third party because an amount initially paid by such third party relating to the exploration, development, operation, production, maintenance or protection of the Subject Interests (or any part thereof) was in excess of that otherwise owing under the terms of any applicable contract or agreement, or (C) any third party royalty owner because the amount initially paid by WI Owner with respect to a Lease was less or allegedly less than required under such Lease; and

(viii) to the extent allocable to any Subject Interest which includes or consists of any surface estate, all costs, expenses and liabilities of, in connection with, arising out of or relating to the ownership, operation, maintenance and management of such surface estate.

(b) Production Costs shall not include depletion, depreciation and other non-cash deductions.

(c) Production Costs (to the extent thereof for any Period subsequent to the Period in which amounts described in this Section 1.14(c) are received) and/or Excess Production Costs (to the extent thereof) shall be reduced by the amount received by WI Owner to the extent allocable to the Subject Interests as a result of (i) delay rentals, (ii) damages to, or condemnation by a governmental authority of, the Subject Interests, (iii) shut-in gas well royalty or payments, (iv) sale of fixtures and equipment used with respect to the Subject Interests, (v) rentals from reservoir use, (vi) dry hole and bottom hole payments, (vii) any payments made to WI Owner in connection with the drilling or deferring of drilling of any well on any of the Subject Interests, (viii) any amounts which WI Owner shall receive in connection with any adjustment of any well and leasehold equipment constituting part of the Subject Interests upon pooling or unitization of any of the Subject Interests, (ix) recoveries for breaches of drilling contracts and recoveries in connection with other proceedings pertaining to or affecting the Subject Interests or operations thereon, (x) insurance proceeds received as a result of damage to the Subject Interests or to the fixtures and equipment used with respect to the Subject Interests, (xi) any bonuses or payments made by third parties in connection with farmout transactions, if any, (xii) any amounts received by WI Owner as rental or use fees for personalty, platform, equipment or gathering lines located on the Subject Interests, (xiii) any amounts referred to in this subsection (c) not so applied to reduce Production Costs or Excess Production Costs in prior Periods, (xiv) amounts received by WI Owner from a purchaser of Subject Minerals as advance payments and payments pursuant to take-or-pay and similar provisions of Sales Contracts as and when paid to WI Owner, (xv) if WI Owner is an Underproduced Party under any gas balancing arrangement, the receipt by WI Owner of a settlement in cash for any net underproduced position, regardless of whether such underproduced position arose before or after the Effective Date, (xvi) any interest that accrues on the credit balance in the Net Proceeds Account from time to time, such interest to be net of any applicable third party service charge, (xvii) with respect to any surface estate included in the Subject Interests, all lease or rental payments received from third parties, all receipts from the sale of livestock, crops and timber and all other income attributable to such surface estate, and (xviii) to the extent not otherwise included in Gross Proceeds, the excess of any revenues received by WI Owner from Processing Subject Minerals over the Processing costs incurred by WI Owner to the extent not otherwise treated as a Production Cost. With respect to item (xvi), above, it is hereby expressly agreed and understood that WI Owner shall not be obligated to secure any particular interest rate or other return on credit balances from time to time existing, and any investment of such credit balances shall be made in the sole discretion of WI Owner.

(d) Other than any amounts placed in escrow pursuant to Section 1.5(e) hereof, if WI Owner is an Overproduced Party under any gas balancing arrangement and WI Owner is required to make settlement in cash for any net over-production accruing after the Effective Date, such payment shall be included in Production Costs.

(e) The General and Administrative Costs relating to any particular Period shall be considered a Production Cost which shall be debited to the Net Proceeds Account for such Period.

Section 1.15. “Royalty Owner” means Assignee, while it owns an interest in the Overriding Royalty Interest, and any other Person or Persons who subsequently acquire legal title to all or any portion of or any interest in the Overriding Royalty Interest.

Section 1.16. “Sale” includes sale, exchanges and other dispositions for value.

Section 1.17. “Sales Contracts” means all contracts and agreements for the offer sale of, or commitment to offer or sell, or right of first refusal to purchase, Subject Minerals after production.

Section 1.18. “Subject Interests” means, prior to giving effect to this Conveyance, (i) each kind and character of right, title, claim or interest which the Assignor has in, on and under the prospects and wells described in Exhibit A and any lands which are included in such prospects and associated with such wells, along with any units created in connection therewith, whether such right, title, claim or interest be under and by virtue of a Lease, a unitization or pooling agreement, a unitization or pooling order, a mineral deed, a royalty deed, a net profits interest conveyance, a production payment agreement, a participation agreement, an operating agreement, a division order, a transfer order or any other type of contract, conveyance or instrument or under any other type of title, legal or equitable, recorded or unrecorded, even though the Assignor’s interests be incorrectly or incompletely described or inadvertently omitted in Exhibit A, and (ii) each cost-bearing working interest, and the net working interest revenue associated therewith, arising from Assignee’s ownership in unleased mineral interests in the wellbores described on Exhibit A-1, even though such interests be incorrectly or incompletely described or inadvertently omitted in Exhibit A-1; all as the interests described in subsections (i) and (ii) shall be enlarged by the discharge of any payments out of production, by the removal of any charges or encumbrances to which any of the same are or become subject or by the entering into of non-consent operations and any and all renewals and extensions thereof acquired by Assignor within one year after the termination of the prior Subject Interest.

Section 1.19. “Subject Minerals” means all Minerals in and under, and which may be produced, saved and sold from, and which shall accrue and be attributable to, the Subject Interests.

Section 1.20. “Underproduced Party” means a party to a gas balancing arrangement who, as a result of its inability or unwillingness to market or otherwise dispose of a portion of its share of production and another party’s producing such share of production, is in a position of net underproduction with respect to such other party or parties to such gas balancing arrangement.

Section 1.21. “Well Operations” means pumping, gas lifting and gravity separation of Minerals and other operations (including without limitation compression, treatment, separation, storage, dehydration, metering, gathering, and/or transportation) in the immediate vicinity of the well but does not include compression or transportation of the Minerals beyond the immediate vicinity of the well, or absorption or fractionation and other plant operations.

Section 1.22. “WI Owner” means Assignor, while it owns all or part of the Subject Interests or any interest therein and any other Person or Persons who, as permitted herein, subsequently acquire legal title to all or any part of the Subject Interests or any interest therein other than the Overriding Royalty Interest reserved hereby.

SECTION 2

Payment

Section 2.1. Payment. On the 10th day of each Period (or, if such day is not a Business Day, on the Business Day next preceding such day), WI Owner shall pay to the Royalty Owner as an overriding royalty hereunder an amount equal to 96.97% of the Net Proceeds for the preceding Period, computed in accordance with Section 2.4 hereof.

Section 2.2. Interest on Past Due Payments. Any amount not paid by WI Owner to the Royalty Owner when due shall bear, and WI Owner will pay, interest at the weighted average Prime Interest Rate in effect during the period of underpayment; provided that such interest shall not be in excess of the maximum amount allowed by law. Under no circumstances, however, shall WI Owner willfully withhold payment properly due the Royalty Owner hereunder.

Section 2.3. Overpayment. If at any time WI Owner inadvertently pays the Royalty Owner more than the amount due, the Royalty Owner shall not be obligated to return any such overpayment, but the amount or amounts otherwise payable for any subsequent Period or Periods shall be reduced by such overpayment.

Section 2.4. Net Proceeds Account. A Net Proceeds account (the “Net Proceeds Account”) shall be maintained by WI Owner for each Period after the Effective Date. The Net Proceeds Account shall be credited with the aggregate of any Gross Proceeds received during such Period, and shall be debited with the aggregate of any Production Costs paid during such Period. The amounts provided for in Section 1.14(c) hereof shall be taken into account for the sole and only purpose of reducing amounts that would otherwise be debited to the Net Proceeds Account in accordance herewith, and Royalty Owner shall have no right, title or claim to such amounts.

On or before the date of payment as set forth in Section 2.1 hereof, WI Owner shall furnish to the Royalty Owner a detailed statement clearly reflecting the credits and debits against and the balance of the Net Proceeds Account for the applicable Period. Any Excess Production Cost reflected by any such statement shall be carried forward to the next and succeeding Period or Periods until the Excess Production Costs shall have been liquidated. If, at the end of any Period, there are Excess Production Costs which have not been liquidated in accordance with the preceding sentence, then an amount equal to interest at the Prime Interest Rate in effect on the last day of such Period shall be computed on the unliquidated balance of the Excess Production Costs from the last day of such Period to the last day of the following Period, and such amount shall be treated as a Production Cost in such following Period.

In the event that Net Proceeds exist in the Net Proceeds Account at the end of any month, payment to the Royalty Owner of the amount of the Net Proceeds pursuant to Section 2.1 shall be paid promptly by WI Owner to the Royalty Owner.

WI Owner shall maintain the Net Proceeds Account in accordance with good accounting practice and in a manner to minimize accounting difficulties but accomplish on a fiscal year basis the overall goal of this Conveyance, and the books and records relating thereto shall at all reasonable times be open to inspection, examination, copying and audit by the Royalty Owner and its duly authorized agents and representatives.

Section 2.5. Limitation. All payments made to Royalty Owner shall be made entirely and exclusively out of amounts received from the sale or other disposition of Subject Minerals produced from Subject Interests after the Effective Date, and in no event shall such payments exceed 100% of the value of such production at the wellhead (based upon the terms upon which such production is marketed by WI Owner) before the application of any Processing. Should the payments to Royalty Owner, computed in accordance herewith ever exceed such amount (such excess amount being herein referred to as the “Overage”), such Overage shall be suspended and accrued; and if the payments calculated in accordance herewith are ever again less than 100% of the value of such production at the wellhead before the application of any Processing, the Overage shall be added to subsequent payments but not in an amount which would then cause payments to exceed 100% of the value of such production at the wellhead before the application of any Processing, so that Royalty Owner, if possible, shall be entitled to receive the total amount to be distributed hereunder as if the limitation imposed by this Section had not been in effect.

SECTION 3

Miscellaneous

Section 3.1. Non-Liability of Royalty Owner. In no event shall the Royalty Owner be liable or responsible in any way for payment of any Production Costs or other costs or liabilities incurred by WI Owner or other lessees attributable to the Subject Interests or to the Minerals produced therefrom.

Section 3.2. Intention of the Parties. Nothing herein contained is intended to create, nor shall the same be construed as creating (under state law or for tax purposes), any mining partnership, commercial partnership or other partnership relation or joint venture. If, however, the parties hereto are deemed to constitute a partnership for federal or state income tax purposes, the parties elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”) or any similar state law, and agree not to take any position inconsistent with such election. In addition, the parties hereto intend that the Overriding Royalty Interest conveyed hereby by WI Owner to the Royalty Owner shall at all times be treated as a nonoperating “economic interest” in the Subject Minerals within the meaning of the Code (or any corresponding provisions of succeeding law) and a non-operating mineral right for state law purposes.

THE OVERRIDING ROYALTY INTEREST CREATED BY THIS CONVEYANCE IS A RIGHT AFFECTING AND BURDENING THE SUBJECT INTERESTS. THIS CONVEYANCE CREATES AN INTEREST IN REAL PROPERTY, AND THE COVENANTS CONTAINED IN THIS CONVEYANCE ARE COVENANTS RUNNING WITH AND BURDENING THE LAND.

PART II

TO HAVE AND TO HOLD, all and singular, the Overriding Royalty Interest, unto Assignee and Assignee’s successors and assigns forever, subject, however, to the terms and conditions set forth herein.

Assignor agrees to execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments, and take such other actions, as may be necessary or advisable to more fully and effectively grant, convey and assign to Assignee the rights, properties and interests assigned to Assignee hereby or intended so to be.

PART III

The Assignor and the Assignee agree to execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments, and take such other actions, as may be necessary or advisable to more fully and effectively provide for the payment of the liabilities and obligations covered hereby.

PART IV

This Conveyance is being executed in several counterparts, all of which are identical, except that, to facilitate recordation, a counterpart hereof being filed or recorded in a particular jurisdiction may have omitted therefrom those portions of Exhibits A and A-1 which describe properties, rights or interests located in other jurisdictions. All of such counterparts together shall constitute one and the same instrument. Complete copies of this Conveyance have been retained by Assignor and Assignee.

All of the terms, provisions, covenants and agreements herein contained shall extend to and be binding upon the parties hereto, and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Conveyance of Net Profits Overriding Royalty Interest is executed this ______ day of March, 2019 but effective as of the Effective Date.

ASSIGNOR:

H. HUFFMAN & CO.

By:	Huffman Oil Co., L.L.C.,
Its General Partner

By:
Huston Huffman, Jr.
Manager

STATE OF OKLAHOMA

COUNTY OF OKLAHOMA

BE IT REMEMBERED THAT I, the undersigned authority, a Notary Public duly qualified; commissioned; sworn and acting in and for said county and state aforesaid, and being authorized in such county and state to take acknowledgements, hereby certify that on this ______ day of March, 2019, there personally appeared before me Huston Huffman, Jr., as Manager of Huffman Oil Co., l.l.c., an Oklahoma limited liability company, as General Partner of H. Huffman & Co., an Oklahoma limited partnership, on behalf of said limited liability company and limited partnership, being a party to the foregoing instrument.

COLORADO, IDAHO, ILLINOIS, KANSAS, KENTUCKY, MONTANA, NORTH DAKOTA, NEW MEXICO, OKLAHOMA, OREGON, TEXAS, UTAH:

This instrument was acknowledged before me this day, by Huston Huffman, Jr., as Manager of Huffman Oil Co., l.l.c., an Oklahoma limited liability company, as General Partner of H. Huffman & Co., an Oklahoma limited partnership, on behalf of said limited liability company and limited partnership.

ARKANSAS:

On this day, before me, a Notary Public, (or before any officer within this State or without the State now qualified under existing law to take acknowledgments), duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named Huston Huffman, Jr. (being the person authorized by said limited partnership to execute such instrument, stating his respective capacity in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that he was the Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, as General Partner of H. Huffman & Co., an Oklahoma limited partnership, and was duly authorized in his respective capacity to execute the foregoing instrument(s) for and in the name and behalf of said limited partnership and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

SOUTH DAKOTA:

On this day, before me, the undersigned officer, personally appeared Huston Huffman, Jr., who acknowledged himself to be the Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, the General Partner of H. Huffman & Co., an Oklahoma limited partnership, and that he, as such Manager Partner being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as Manager of Huffman Oil Co., L.L.C., an Oklahoma limited liability company, the General Partner of H. Huffman & Co., an Oklahoma limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Oklahoma City, Oklahoma County, Oklahoma on the day and year first hereinabove written.

____________________________________
Notary Public –
My Commission Expires: _______________
Printed Name: ________________________

IN WITNESS WHEREOF, this Conveyance of Net Profits Overriding Royalty Interest is executed this ______ day of March, 2019 but effective as of the Effective Date.

ASSIGNEE:

DORCHESTER MINERALS, L.P.

By:	Dorchester Minerals Management LP,
Its General Partner

By:	Dorchester Minerals Management GP LLC,
Its General Partner

By:
William Casey McManemin
Chief Executive Officer

STATE OF TEXAS

COUNTY OF DALLAS

BE IT REMEMBERED THAT I, the undersigned authority, a Notary Public duly qualified; commissioned; sworn and acting in and for said county and state aforesaid, and being authorized in such county and state to take acknowledgements, hereby certify that on this ______ day of March, 2019, there personally appeared before me William Casey McManemin, as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, on behalf of said limited liability company and limited partnerships, being a party to the foregoing instrument.

COLORADO, IDAHO, ILLINOIS, KANSAS, KENTUCKY, MONTANA, NORTH DAKOTA, NEW MEXICO, OKLAHOMA, OREGON, TEXAS, UTAH:

This instrument was acknowledged before me on this day, by William Casey McManemin, as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, on behalf of said limited liability company and limited partnerships.

ARKANSAS:

On this day, before me, a Notary Public, (or before any officer within this State or without the State now qualified under existing law to take acknowledgments), duly commissioned, qualified and acting, within and for said County and State, appeared in person the within named William Casey McManemin (being the person authorized by said limited partnership to execute such instrument, stating his respective capacity in that behalf), to me personally well known (or satisfactorily proven to be such person), who stated that he was the Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, and was duly authorized in his respective capacity to execute the foregoing instrument(s) for and in the name and behalf of said limited partnership and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses, and purposes therein mentioned and set forth.

SOUTH DAKOTA:

On this day, before me, the undersigned officer, personally appeared William Casey McManemin, who acknowledged himself to be the Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, the General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, the General Partner of Dorchester Minerals, L.P., a Delaware limited partnership, and that he, as such Chief Executive Officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as Chief Executive Officer of Dorchester Minerals Management GP LLC, a Delaware limited liability company, as General Partner of Dorchester Minerals Management LP, a Delaware limited partnership, as General Partner of Dorchester Minerals, L.P., a Delaware limited partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Dallas, Dallas County, Texas on the day and year first hereinabove written.

____________________________________
Notary Public – State of Texas
My Commission Expires: _______________
Printed Name: ________________________

EXHIBIT A

SUBJECT INTERESTS

EXHIBIT A-1

SUBJECT INTERESTS